UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04391

Old Mutual Funds II
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

Matthew R. DiClemente, Esq.	Andra C. Ozols, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 600
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8173	(720) 200-7725

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: March 31

Date of reporting period: September 30, 2010

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
         Funds II

                                                         Old Mutual Funds II

                                                         SEMI-ANNUAL REPORT

                                                          September 30, 2010

Equity Funds
____________

Old Mutual Analytic U.S. Long/Short Fund

Old Mutual Barrow Hanley Value Fund

Old Mutual Focused Fund

Old Mutual Heitman REIT Fund

Old Mutual Large Cap Growth Fund

Old Mutual Strategic Small Company Fund

Old Mutual TS&W Mid-Cap Value Fund

Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds
___________________

Old Mutual Barrow Hanley Core Bond Fund

Old Mutual Cash Reserves Fund

Old Mutual Dwight High Yield Fund

Old Mutual Dwight Intermediate Fixed Income Fund

Old Mutual Dwight Short Term Fixed Income Fund

TABLE OF CONTENTS

About This Report                                                                                                                  1

Message to Shareholders                                                                                                            4

Management Overview and Schedules of Investments

Equity Funds

   Old Mutual Analytic U.S. Long/Short Fund
      Class Z (OBDEX), Class A (OADEX), Institutional Class (OISLX)                                                                5

   Old Mutual Barrow Hanley Value Fund
      Class Z (OBFOX), Class A (OAFOX), Institutional Class (OIBHX)                                                               12

   Old Mutual Focused Fund
      Class Z (OBFVX), Class A (OAFCX), Institutional Class (OIFCX)                                                               17

   Old Mutual Heitman REIT Fund
      Class Z (OBRTX), Class A (OARTX), Institutional Class (OIHRX)                                                               22

   Old Mutual Large Cap Growth Fund
      Class Z (OLCPX), Class A (OLGBX), Institutional Class (OILLX)                                                               27

   Old Mutual Strategic Small Company Fund
      Class Z (OSSCX), Class A (OSSAX), Institutional Class (OISSX)                                                               33

   Old Mutual TS&W Mid-Cap Value Fund
      Class Z (OTMZX), Class A (OTMAX), Institutional Class (OTMIX)                                                               44

   Old Mutual TS&W Small Cap Value Fund
      Class Z (OSMVX), Class A (OACVX), Institutional Class (OICVX)                                                               50

Fixed-Income Funds

   Old Mutual Barrow Hanley Core Bond Fund
      Institutional Class (OCBIX)                                                                                                 57

   Old Mutual Cash Reserves Fund
      Class Z (OBCXX), Class A (OCAXX), Institutional Class (OCIXX)                                                               64

   Old Mutual Dwight High Yield Fund
      Institutional Class (ODHYX)                                                                                                 68

   Old Mutual Dwight Intermediate Fixed Income Fund
      Class Z (OBFJX), Class A (OAFJX), Class C (OCIRX), Institutional Class (OIDIX)                                              73

   Old Mutual Dwight Short Term Fixed Income Fund
      Class Z (OBCPX), Class A (OIRAX), Class C (OIRCX), Institutional Class (OIDSX)                                              82

TABLE OF CONTENTS - concluded

Statements of Assets & Liabilities                                                                                                90

Statements of Operations                                                                                                          96

Statements of Changes in Net Assets                                                                                              102

Statement of Cash Flows                                                                                                          108

Financial Highlights                                                                                                             109

Notes to Financial Statements                                                                                                    115

Proxy Voting and Portfolio Holdings                                                                                              138

Fund Expenses Example                                                                                                            139

Board Review and Approval of Investment Management
and Sub-Advisory Agreements                                                                                                      141

Shareholder Proxy Results                                                                                                        143

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable.
Each of the Funds, except the Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund, offers Class A, Class Z and Institutional Class shares. The Old Mutual Dwight Intermediate Fixed Income Fund and Old Mutual Dwight Short Term Fixed Income
Fund also offer Class C shares. The Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund offer
Institutional Class shares only. Class A shares have a current maximum up-front sales charge of 5.75% (4.75% for Old Mutual Dwight
Intermediate Fixed Income Fund, 3.00% for Old Mutual Dwight Short Term Fixed Income Fund and none for Old Mutual Cash Reserves Fund)
and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of
1.00% (0.75% for Old Mutual Dwight Short Term Fixed Income Fund) and will be subject to a contingent deferred sales charge of 1.00%
if redeemed within 12 months of purchase. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions, and Fund holdings as of September 30, 2010, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of September 30, 2010 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are risks associated with small- and mid-capitalization investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the real estate sector has been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other higher-quality bonds. An investment in a Fund is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities sold short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivative purchased or sold.

                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions and with the exception of the Lipper Money Market Funds Average, each index does not reflect the cost of managing a mutual fund. The
Lipper Money Market Funds Average is an average of managed mutual funds, thus performance of this index includes the underlying funds' management costs. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Barclays Capital U.S. Aggregate Bond Index

The unmanaged Barclays Capital U.S. Aggregate Bond Index is a widely recognized measure of the aggregate bond market. The unmanaged index is market value-weighted inclusive of accrued interest.

Barclays Capital U.S. Corporate High-Yield Bond Index

The Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged portfolio of corporate bonds constructed with a rules-based methodology to mirror the U.S. high-yield debt market. Performance data for the index includes reinvested income.

Barclays Capital U.S. Intermediate Aggregate Bond Index

The Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index of fixed-income securities with medium term durations. The unmanaged index is market-value weighted inclusive of accrued interest.

Lipper Money Market Funds Average

The Lipper Money Market Funds Average is an average of managed mutual funds that invest in high-quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days. The Lipper Money Market Funds Average represents the average performance of 294 mutual funds (as of September 30, 2010) classified by Lipper, Inc. in the Money Market category.

BofA Merrill Lynch 1-3 Year U.S. Treasuries Index

The BofA Merrill Lynch 1-3 Year U.S. Treasuries Index is a capitalization-weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum of $1 billion outstanding.

Russell 1000® Growth Index

The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates.

                                                                 2

Russell 2000® Value Index

The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Standard & Poor's 500

The unmanaged Standard & Poor's 500 ("S&P 500") is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Wilshire U.S. Real Estate Securities Index

The unmanaged Wilshire U.S. Real Estate Securities Index is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

Index returns and statistical data included in this report are provided by Bloomberg, Lipper and Factset.

                                                                 3

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The U.S. has continued on a rocky road to modest economic recovery during the six-month period ending September 30, 2010. It could most easily be described as a period of extreme volatility, though the period should really be broken down into two separate periods: the second fiscal quarter and the third fiscal quarter of 2010.

The second quarter of 2010 began with persisting concerns over declining U.S. job growth, the struggles of the European and Chinese economies, and the ever-growing oil spill in the Gulf of Mexico. The third quarter, however, began with an uncharacteristically strong July, as U.S. corporate profits appeared to be advancing and strong recoveries seemed to be under way in developing countries. Unfortunately, the gains of July were quickly erased in August as the market sold off many companies that in other periods would have been relative winners. September, on the other hand, saw equity markets rally sharply and the month posted its best return in 71 years.

Looking ahead, there is evidence that the economy is showing signs of improvement, and many of the Funds' sub-advisers believe that fundamentals are present to nudge the economy along a low-growth trajectory. With interest rates and inflation at low levels, investors have an attractive entry point for stocks, some of which are trading at historically low valuations.

Old Mutual Capital and the sub-advisers to your Funds will continue to monitor and evaluate the economic environment as we manage the money with which you have entrusted us. As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the Old Mutual Funds II portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds II

                                                                 4

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual Analytic U.S. Long/Short Fund (the "Fund") underperformed its benchmark, the S&P 500 (the "Index"). The Fund's Class Z shares posted a -5.76% return versus a -1.42% return for the Index.
     Performance for all share classes can be found on page 7.

Q.   What investment environment did the Fund face during the past period?

A.   Stock returns were modestly negative for the period; however, the conventional wisdom that September is a bad month for stocks did not hold true, as the losses for the semi-annual period were virtually erased in the final month of the period alone.

Q.   Which market factors influenced the Fund's relative performance?

A.   Analytic Investor's, LLC ("Analytic") investment process is based on the premise that investor behavior changes, but changes slowly, and is fairly persistent from month to month. The Fund underperformed the Index for the period, as inconsistency in factor performance presented a challenging environment in which to add value. An emphasis on companies with attractive predicted earnings-to-price and historical earnings-to-price ratios contributed positively to performance, as these factors were rewarded by investors during the period. However, positive tilts toward companies with above-average cash-flow-to-price ratios and asset utilization detracted from overall performance, as these characteristics were penalized by investors during the period. A de-emphasis on companies with attractive analyst earnings estimate dispersion contributed positively to relative performance, as investors penalized these measures during the period, while negative tilts on companies with above-average projected earnings growth and sales-per-share volatility detracted from performance, as these characteristics were rewarded by investors during the period.

     It is important to note that a majority of the Fund's underperformance occurred in August, which was marked by a sell-off that punished the valuation and top-line factors that had performed so well in the beginning of 2010. This sentiment shift was particularly noticeable in the negative payoffs to sales-to-price and asset utilization, factors that exhibited strong performance during the prior months as investors bought companies that were well positioned to benefit from a strengthening recovery. Adding to the aberration of August were the positive payoffs awarded to certain risk factors, which are rarely present during a pronounced market sell-off. The return to a focus on relative valuation and growth potential in September, along with the subsequent market rally, ran counter to the renewed economic growth fears expressed in August.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection within the energy, health care and telecommunication services sectors contributed positively to the Fund's performance, while stock selection in the consumer staples, information technology and consumer discretionary sectors detracted from the Fund's performance.

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual Analytic U.S. Long/ Short Fund underperformed its benchmark, the S&P 500. The Fund's Class Z shares posted a -5.76% return versus a -1.42% return for the Index.

o    Stock selection within the energy, health care and telecommunication services sectors contributed positively to the Fund's performance, while stock selection in the consumer staples, information technology and consumer discretionary sectors detracted from the Fund's performance.

o    Among the top contributors for the period were long positions in international energy corporation ConocoPhillips, telecommunications company Sprint Nextel, and manufacturer of computers and mobile devices Apple.

o    The largest detractors to performance were long positions in semiconductor producer Micron Technology, computer developer and manufacturer Microsoft, and U. S. defense conglomerate General Dynamics.

Analytic U.S. Long/Short Fund

                                                                 5

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Top Ten Holdings
as of September 30, 2010

International Business
Machines                                                                    4.9%
___________________________________________________________________________________

Apple                                                                       4.5%
___________________________________________________________________________________

ConocoPhillips                                                              4.3%
___________________________________________________________________________________

Microsoft                                                                   4.1%
___________________________________________________________________________________

Time Warner                                                                 3.8%
___________________________________________________________________________________

Cardinal Health                                                             3.3%
___________________________________________________________________________________

PNC Financial Services Group                                                3.0%
___________________________________________________________________________________

Cognizant Technology
Solutions, Cl A                                                             2.9%
___________________________________________________________________________________

Philip Morris International                                                 2.8%
___________________________________________________________________________________

Amgen                                                                       2.8%
___________________________________________________________________________________

As a % of Total
Fund Investments*                                                          36.4%
___________________________________________________________________________________

* Top ten holdings are all long positions.

     Among the top contributors for the period were long positions in international energy corporation ConocoPhillips, telecommunications company Sprint Nextel, and manufacturer of computers and mobile devices Apple. During the period, shares of
     ConocoPhillips, a Houston-based energy corporation, went up on the announcement that ConocoPhillips had completed the sale of its 9.0% interest in Syncrude Canada to Sinopec Shanghai Petrochemical, a major petroleum company in China. Sprint Nextel was also among the top contributors over the six-month period. Shares of the telecommunications company rose in the middle of the period as its Business Markets Group continued to add value to the company due to increased demand for their 4G phones and an increase in third-party endorsements. For example, Amtrak uses Sprint Nextel's capabilities to allow passengers to access news and watch films, and the Washington Redskins utilize Sprint Nextel's wireless solutions for signs displayed at the FedExField football stadium. Another position that contributed to relative performance was an underweight versus the Index in Apple.
     During the period, shares of the computer/electronics giant slid on fears that the newest version of their iPhone would need to be recalled due to complaints that the cell phone loses reception when held at a certain angle.

     During the period, the largest detractors to performance were long positions in semiconductor producer Micron Technology, computer developer and manufacturer Microsoft, and U.S. defense conglomerate General Dynamics. Shares of Micron Technology fell towards the end of the period on news that Oracle would be suing Micron Technology for allegedly overcharging Sun Microsystems
     (a company Oracle had recently acquired) for computer memory chips. Shares of Microsoft detracted during the period on news that the computer giant was planning a staff reduction, which would be the second to occur within the past year. Shares of
     General Dynamics fell as investors became leery of the company's weaker-than-expected second quarter revenue.

Q.   What is the investment outlook for the U.S. equity market?

A.   Analytic intends to emphasize stocks with attractive predicted earnings-to-price and historical earnings-to-price ratios.
     Analytic also intends to focus on select companies with above-average profit margins, while de-emphasizing companies with higher-than-average analyst dispersion. Analytic further anticipates continuing to move away from companies with above-average insider selling and duration beta.

     Analytic's process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. Analytic believes that if this holds going forward, the Fund should benefit from being properly positioned towards stocks with characteristics favored by investors.

Analytic U.S. Long/Short Fund

                                                                 6

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010

____________________________________________________________________________________________________________________________________

                                                                                      Annualized       Annualized       Annualized
                                          Inception      6 Month       1 Year           5 Year           10 Year        Inception
                                            Date         Return        Return           Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z*                                  07/01/93        (5.76)%       2.20%           (1.41)%          (1.15)%           7.06%
Class A with load                         07/31/03       (11.40)%      (3.94)%          (2.82)%            n/a             1.63%
Class A without load                      07/31/03        (6.00)%       1.88%           (1.66)%            n/a             2.48%
Institutional Class                       12/20/06(1)     (5.57)%       2.56%             n/a              n/a            (6.74)%
S&P 500                                   07/01/93        (1.42)%      10.16%            0.64%           (0.43)%           7.60%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic
    Investors, LLC and had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to February 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to February 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through September 1, 2010) are 1.23% and 1.28%; 1.97% and 1.53%; and 1.18% and 1.09%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic U.S. Long/Short Fund, Class Z	S&P 500
3/31/00	10,000	10,000
3/31/01	8,294	7,832
3/31/02	8,503	7,851
3/31/03	6,051	5,907
3/31/04	8,139	7,982
3/31/05	8,830	8,516
3/31/06	9,815	9,515
3/31/07	11,949	10,640
3/31/08	11,057	10,100
3/31/09	6,644	6,253
3/31/10	9,189	9,365
9/30/10	8,659	9,232

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings* as of September 30, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	2.4%
Consumer Discretionary	15.7%
Consumer Staples	8.9%
Energy	8.6%
Financials	13.0%
Health Care	13.2%
Industrials	4.4%
Information Technology	23.5%
Materials	3.0%
Telecommunication Services	3.1%
U.S. Treasury Obligations	0.9%
Utilities Total	3.3%

* sector weightings include only long positions.

                                                                 7

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 115.8%                                                      Computers - 11.2%
Aerospace/Defense - 0.3%                                                   Apple* (B)                                     9,276   $      2,632
General Dynamics (B)                           2,081   $        131        International Business Machines (B)           21,094          2,830
                                                       ______________                                                             ______________

Total Aerospace/Defense                                         131        Total Computers                                               5,462
_____________________________________________________________________      _____________________________________________________________________

Airlines - 0.2%                                                            Consumer Products-Miscellaneous - 0.2%
Delta Airlines* (B)                            9,523            111        Clorox (B)                                     1,765            118
                                                       ______________                                                             ______________

Total Airlines                                                  111        Total Consumer Products-Miscellaneous                           118
_____________________________________________________________________      _____________________________________________________________________

Applications Software - 4.9%                                               Containers-Paper/Plastic - 0.0%
Microsoft (B)                                 96,373          2,360        Pactiv*                                          681             22
                                                       ______________                                                             ______________

Total Applications Software                                   2,360        Total Containers-Paper/Plastic                                   22
_____________________________________________________________________      _____________________________________________________________________

Auto-Cars/Light Trucks - 3.1%                                              Distribution/Wholesale - 1.1%
Ford Motor* (B)                              124,006          1,518        WESCO International*                           7,364            289
                                                       ______________      WW Grainger (B)                                2,073            247
                                                                                                                                  ______________
Total Auto-Cars/Light Trucks                                  1,518
_____________________________________________________________________      Total Distribution/Wholesale                                    536
                                                                           _____________________________________________________________________
Building & Construction Products-Miscellaneous - 1.1%
Owens Corning* (B)                            21,427            549        Diversified Banking Institutions - 3.1%
                                                       ______________      Citigroup* (B)                               109,126            425
                                                                           Goldman Sachs Group (B)                        6,334            916
Total Building & Construction                                              JPMorgan Chase (B)                             4,210            160
   Products-Miscellaneous                                       549                                                               ______________
_____________________________________________________________________
                                                                           Total Diversified Banking Institutions                        1,501
Cable/Satellite TV - 2.4%                                                   _____________________________________________________________________
Comcast, Cl A                                 19,714            356
Time Warner Cable (B)                         14,938            807        E-Commerce/Products - 1.5%
                                                       ______________      Amazon.com* (B)                                4,503            707
                                                                                                                                  ______________
Total Cable/Satellite TV                                      1,163
_____________________________________________________________________      Total E-Commerce/Products                                       707
                                                                           _____________________________________________________________________
Cellular Telecommunications - 2.4%
MetroPCS Communications* (B)                  22,647            237        E-Commerce/Services - 1.9%
NII Holdings, Cl B* (B)                       19,666            808        NetFlix* (B)                                   4,721            766
Sprint Nextel* (B)                            25,944            120        priceline.com* (B)                               426            148
                                                       ______________                                                             ______________

Total Cellular Telecommunications                             1,165        Total E-Commerce/Services                                       914
_____________________________________________________________________      _____________________________________________________________________

Chemicals-Diversified - 1.2%                                               Electric-Integrated - 4.0%
Huntsman (B)                                  51,726            598        Allegheny Energy                                 868             21
                                                       ______________      Constellation Energy Group                    30,797            993
                                                                           Exelon (B)                                    21,726            925
Total Chemicals-Diversified                                     598                                                               ______________
_____________________________________________________________________
                                                                           Total Electric-Integrated                                     1,939
Commercial Banks-Eastern US - 0.8%                                          _____________________________________________________________________
Fulton Financial (B)                           6,957             63
M&T Bank (B)                                   4,086            334        Electronic Components-Miscellaneous - 2.6%
                                                       ______________      Jabil Circuit (B)                             86,983          1,253
                                                                                                                                  ______________
Total Commercial Banks-Eastern US                               397
_____________________________________________________________________      Total Electronic Components-Miscellaneous                     1,253
                                                                           _____________________________________________________________________
Commercial Banks-Western US - 0.8%
East West Bancorp (B)                         23,514            383        Electronic Components-Semiconductors - 4.4%
                                                       ______________      Advanced Micro Devices* (B)                  144,237          1,026
                                                                           Micron Technology* (B)                       152,020          1,096
Total Commercial Banks-Western US                               383                                                               ______________
_____________________________________________________________________
                                                                           Total Electronic Components-Semiconductors                    2,122
Commercial Services-Finance - 0.3%                                          _____________________________________________________________________
H&R Block (B)                                 10,765            139
                                                       ______________      Electronic Parts Distribution - 0.9%
                                                                           Tech Data* (B)                                11,341            457
Total Commercial Services-Finance                               139                                                               ______________
_____________________________________________________________________
                                                                           Total Electronic Parts Distribution                             457
Computer Services - 3.5%                                                    _____________________________________________________________________
Cognizant Technology Solutions, Cl A* (B)     26,336          1,698
                                                       ______________

Total Computer Services                                       1,698
_____________________________________________________________________

                                                                 8

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Food-Confectionery - 0.6%                                                  Medical Products - 0.8%
Hershey (B)                                    6,260   $        298        Johnson & Johnson (B)                          6,648   $        412
                                                       ______________                                                             ______________

Total Food-Confectionery                                        298        Total Medical Products                                          412
_____________________________________________________________________      _____________________________________________________________________

Food-Meat Products - 2.8%                                                  Medical-Biomedical/Genetic - 6.7%
Tyson Foods, Cl A                             85,509          1,370        Amgen* (B)                                    29,624          1,632
                                                       ______________      Biogen Idec* (B)                              26,614          1,493
                                                                           Gilead Sciences* (B)                           4,017            143
Total Food-Meat Products                                      1,370                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Biomedical/Genetic                              3,268
Food-Miscellaneous/Diversified - 1.4%                                      _____________________________________________________________________
Sara Lee (B)                                  50,242            675
                                                       ______________      Medical-Drugs - 1.8%
                                                                           Eli Lilly (B)                                 24,497            895
Total Food-Miscellaneous/Diversified                            675                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-Drugs                                             895
Food-Retail - 2.2%                                                         _____________________________________________________________________
SUPERVALU (B)                                 92,647          1,068
                                                       ______________      Medical-Wholesale Drug Distributors - 6.3%
                                                                           Cardinal Health (B)                           58,764          1,941
Total Food-Retail                                             1,068        McKesson (B)                                  18,156          1,122
_____________________________________________________________________                                                             ______________

Gold Mining - 2.0%                                                         Total Medical-Wholesale Drug Distributors                     3,063
Newmont Mining (B)                            15,772            991        _____________________________________________________________________
                                                       ______________
                                                                           Multimedia - 4.9%
Total Gold Mining                                               991        Time Warner (B)                               72,950          2,236
_____________________________________________________________________      Viacom, Cl B (B)                               4,579            166
                                                                                                                                  ______________
Home Decoration Products - 0.3%
Newell Rubbermaid (B)                          7,811            139        Total Multimedia                                              2,402
                                                       ______________      _____________________________________________________________________

Total Home Decoration Products                                  139        Oil Companies-Exploration & Production - 1.5%
_____________________________________________________________________      Apache (B)                                       845             83
                                                                           Devon Energy (B)                               9,729            630
Hotels & Motels - 0.4%                                                                                                            ______________
Marriott International, Cl A (B)               5,373            193
                                                       ______________      Total Oil Companies-Exploration &
Total Hotels & Motels                                           193           Production                                                   713
_____________________________________________________________________      _____________________________________________________________________

Industrial Gases - 0.1%                                                    Oil Companies-Integrated - 8.1%
Airgas                                           427             29        Chevron (B)                                   18,314          1,484
                                                       ______________      ConocoPhillips (B)                            43,033          2,471
                                                                                                                                  ______________
Total Industrial Gases                                           29
_____________________________________________________________________      Total Oil Companies-Integrated                                3,955
                                                                           _____________________________________________________________________
Internet Security - 0.1%
McAfee* (B)                                      767             36        Oil Refining & Marketing - 0.7%
                                                       ______________      Valero Energy (B)                             18,598            326
                                                                                                                                  ______________
Total Internet Security                                          36
_____________________________________________________________________      Total Oil Refining & Marketing                                  326
                                                                           _____________________________________________________________________
Life/Health Insurance - 3.2%
Prudential Financial (B)                      28,615          1,550        Paper & Related Products - 0.2%
                                                       ______________      International Paper (B)                        3,767             82
                                                                                                                                  ______________
Total Life/Health Insurance                                   1,550
_____________________________________________________________________      Total Paper & Related Products                                   82
                                                                           _____________________________________________________________________
Machinery-Construction & Mining - 1.7%
Joy Global (B)                                11,613            817        Publishing-Newspapers - 0.2%
                                                       ______________      New York Times, Cl A*                         14,123            109
                                                                                                                                  ______________
Total Machinery-Construction & Mining                           817
_____________________________________________________________________      Total Publishing-Newspapers                                     109
                                                                           _____________________________________________________________________
Machinery-Electrical - 0.1%
Regal-Beloit (B)                                 442             26        REITs-Mortgage - 3.0%
                                                       ______________      Chimera Investment (B)                       363,832          1,437
                                                                                                                                  ______________
Total Machinery-Electrical                                       26
_____________________________________________________________________      Total REITs-Mortgage                                          1,437
                                                                           _____________________________________________________________________
Medical Instruments - 0.1%
Medtronic (B)                                  1,281             43
                                                       ______________

Total Medical Instruments                                        43
_____________________________________________________________________

                                                                 9

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)
_____________________________________________________________________       _____________________________________________________________________

                                        Shares/Face                         Description                               Shares        Value (000)
Description                             Amount (000)    Value (000)         _____________________________________________________________________
_____________________________________________________________________
                                                                            Broadcast Services/Programming - (1.6)%
Retail-Consumer Electronics - 2.1%                                          Liberty Media  Capital, Ser A*               (14,913)  $       (776)
Best Buy (B)                                  25,217        $ 1,030                                                                ______________
                                                       ______________
                                                                            Total Broadcast Services/Programming                           (776)
Total Retail-Consumer Electronics                             1,030         _____________________________________________________________________
_____________________________________________________________________
                                                                            Building-Residential/Commercial - (0.2)%
Schools - 1.7%                                                              Toll Brothers*                                (5,030)           (96)
Career Education*                              6,034            130                                                                ______________
ITT Educational Services* (B)                  9,619            676
                                                       ______________       Total Building-Residential/Commercial                           (96)
                                                                            _____________________________________________________________________
Total Schools                                                   806
_____________________________________________________________________       Computers-Integrated Systems - (1.9)%
                                                                            Brocade Communications Systems*             (153,698)          (898)
Software Tools - 0.7%                                                                                                               ______________
VMware, Cl A* (B)                              3,707            315
                                                       ______________       Total Computers-Integrated Systems                             (898)
                                                                            _____________________________________________________________________
Total Software Tools                                            315
_____________________________________________________________________       Diagnostic Kits - (0.7)%
                                                                            Alere*                                       (10,906)          (337)
Super-Regional Banks-US - 4.7%                                                                                                      ______________
Capital One Financial (B)                     12,681            502
PNC Financial Services Group (B)              34,153          1,773         Total Diagnostic Kits                                          (337)
                                                       ______________       _____________________________________________________________________

Total Super-Regional Banks-US                                 2,275         Distribution/Wholesale - (0.0)%
_____________________________________________________________________       LKQ*                                            (850)           (18)
                                                                                                                                   ______________
Telephone-Integrated - 1.3%
AT&T (B)                                      21,771            623         Total Distribution/Wholesale                                    (18)
                                                       ______________       _____________________________________________________________________

 Total Telephone-Integrated                                      623         Electronic Components-Semiconductors - (1.3)%
_____________________________________________________________________       MEMC Electronic Materials*                   (40,843)          (487)
                                                                            Rambus*                                       (5,999)          (125)
Tobacco - 3.4%                                                                                                                      ______________
Philip Morris International (B)               29,172          1,634
                                                       ______________       Total Electronic Components-Semiconductors                     (612)
                                                                            _____________________________________________________________________
Total Tobacco                                                 1,634
_____________________________________________________________________       Enterprise Software/Services - (1.8)%
                                                                            Novell*                                     (145,418)          (868)
Transport-Services - 0.8%                                                                                                           ______________
United Parcel Service, Cl B                    6,082            406
                                                       ______________       Total Enterprise Software/Services                             (868)
                                                                            _____________________________________________________________________
Total Transport-Services                                        406
_____________________________________________________________________       Fiduciary Banks - (0.7)%
                                                                            Wilmington Trust                             (39,246)          (352)
Total Common Stock (Cost $53,124)                            56,229                                                                ______________
_____________________________________________________________________
                                                                            Total Fiduciary Banks                                          (352)
U.S. Treasury Obligations - 1.1%                                            _____________________________________________________________________
United States Treasury Bill (C)
   0.190%, 02/10/11                    $         550            550         Human Resources - (1.9)%
                                                       ______________       Monster Worldwide*                           (71,686)          (929)
                                                                                                                                   ______________
Total U.S. Treasury Obligations (Cost $550)                     550
_____________________________________________________________________       Total Human Resources                                          (929)
                                                                            _____________________________________________________________________
Affiliated Mutual Fund - 2.9%
Old Mutual Cash Reserves Fund,                                              Independent Power Producer - (0.9)%
   Institutional Class, 0.10% (A)          1,418,263          1,418         RRI Energy*                                 (121,638)          (432)
                                                       ______________                                                              ______________

Total Affiliated Mutual Fund (Cost $1,418)                    1,418         Total Independent Power Producer                               (432)
_____________________________________________________________________       _____________________________________________________________________

Total Investments - 119.8% (Cost $55,092)                     58,197        Medical-Biomedical/Genetic - (3.5)%
_____________________________________________________________________       Dendreon*                                    (13,639)          (562)
                                                                            Human Genome Sciences*                       (15,556)          (463)
Securities Sold Short - (19.4)%                                             Vertex Pharmaceuticals*                      (19,216)          (664)
Advertising Sales  - (1.4)%                                                                                                        ______________
Clear Channel Outdoor Holdings, Cl A*        (58,506)          (669)
Lamar Advertising, Cl A*                        (228)            (7)        Total Medical-Biomedical/Genetic                             (1,689)
                                                       ______________       _____________________________________________________________________

Total Advertising Sales                                        (676)        Oil Companies-Exploration & Production - (0.9)%
_____________________________________________________________________       Cobalt International Energy*                 (45,519)          (435)
                                                                                                                                   ______________
Agricultural Chemicals - (0.0)%                                             Total Oil Companies-Exploration & Production                   (435)
Intrepid Potash*                                (191)            (5)        _____________________________________________________________________
                                                       ______________
                                                                            REITs-Office Property - (0.1)%
Total Agricultural Chemicals                                     (5)        Douglas Emmett                                (3,664)           (64)
_____________________________________________________________________                                                              ______________

                                                                            Total REITs-Office Property                                     (64)
                                                                            _____________________________________________________________________

                                                                 10

_____________________________________________________________________
 Description                               Shares        Value (000)
_____________________________________________________________________
Schools - (0.6)%
Apollo Group, Cl A*                           (5,947)  $       (305)
                                                       ______________
Total Schools                                                  (305)
_____________________________________________________________________
Telecommunications Equipment-Fiber Optics - (1.9)%
Ciena*                                       (58,482)          (911)
                                                       ______________
 Total Telecommunications Equipment-Fiber Optics                (911)
_____________________________________________________________________
Total Securities Sold Short
   (Proceeds Received $ (9,478))                             (9,403)
_____________________________________________________________________
Other Assets and Liabilities, Net - (0.4)%                     (228)
_____________________________________________________________________
Total Net Assets - 100.0%                              $     48,566
_____________________________________________________________________

The Fund had the following futures contracts open as of September 30, 2010:

                                  Contract                Unrealized
                       Number of   Value     Expiration  Appreciation
Contract Description   Contracts   (000)        Date         (000)
____________________   _________  _________  __________  ____________
S&P 500 EMINI
   Index - Long           101      $5,740    12/17/2010       $28
                                                         ____________
                                                               $28
_______________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 89.

Other Information:

The Old Mutual Analytic U.S. Long/Short Fund invested in futures contracts during the six-month period ended September 30, 2010.  The primary type of risk associated with these derivative instruments is equity risk. Refer to Note 2 in the Notes to Financial Statements for further discussion about the risks and the objectives for utilizing derivative instruments. The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.

The fair value of derivative instruments as of September 30, 2010 by risk category (000):

                                          Asset Derivatives
                                  ____________________________________
Derivatives not designated
as hedging instruments,           Statement of Asset and        Fair
carried at fair value              Liabilities Location         Value
__________________________        _______________________      _______
Equity Contracts                  Variation Margin
                                  Receivable on Futures
                                  Contracts                     $28(†)
                                                               _______
Total                                                           $28
______________________________________________________________________
(†) Includes amounts received and/or paid over the life of the futures contracts (representing the cumulative appreciation/depreciation) as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and
    Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2010 are as follows (000):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
_____________________________________________________________________
Derivatives not designated as
hedging instruments,                   Futures
carried at fair value                 Contracts                 Total
_____________________                 _________                 _____
Equity Contracts                         $61                     $61
                                      _________                 _____
Total                                    $61                     $61
_____________________________________________________________________

 Change in Unrealized Appreciation or (Depreciation) on Derivatives
                       Recognized in Income
_____________________________________________________________________
Derivatives not designated as
hedging instruments,                   Futures
carried at fair value                 Contracts                 Total
_____________________                 _________                 _____
Equity Contracts                         $24                     $24
                                      _________                 _____
 Total                                    $24                     $24
_____________________________________________________________________

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2010 in valuing the Fund's net assets were as follows (000):

Description                    Level 1    Level 2   Level 3   Total
_____________________________________________________________________
Investments
   Common Stock                $56,229    $     -   $     -  $56,229
   U.S. Treasury Obligations         -        550                550
   Affiliated Mutual Fund        1,418          -         -    1,418
Securities Sold Short
   Securities Sold Short        (9,403)         -         -   (9,403)
Other Financial Instruments
   Futures Contracts*               28          -         -       28
_____________________________________________________________________
Total Investments              $48,272       $550   $     -  $48,822
_____________________________________________________________________
* Futures Contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/depreciation of the instrument.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 11

OLD MUTUAL BARROW HANLEY VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual Barrow Hanley Value Fund underperformed its benchmark, the
     Russell 1000 Value Index. The Fund's Class Z shares posted a -5.49% return versus a -2.14% return for the Index.

o    From a sector perspective, the top contributors to Fund performance were the materials, consumer staples and financials sectors. The top detractors from Fund performance were the information technology, energy and health care sectors.

o    Among the individual stocks that contributed to Fund performance were tobacco companies Altria Group and Philip Morris
     International, and energy company ConocoPhillips.

o    Information technology companies Nokia and Hewlett-Packard detracted from the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual Barrow Hanley Value Fund (the "Fund") underperformed its benchmark, the Russell 1000 Value Index (the "Index"). The Fund's Class Z shares posted a -5.49% return versus a -2.14% return for the Index. Performance for all share classes can be found on page 14.

Q.   What investment environment did the Fund face during the past period?

A.   The prior six-month period could best be described overall as a period of extreme volatility. The period should really be viewed as two separate periods, the three months ending June 30, 2010, and the more recent three months ending September 30,
     2010. While both periods experienced extreme swings in equity market performance, the first period saw every sector down, particularly the more economically sensitive areas, which witnessed the largest declines. Information technology and consumer discretionary names were the hardest hit, followed by health care, which continued to be pressured by fears over the health care legislation. At the end of June, several publications suggested that equity valuations no longer mattered and questioned the validity of holding any equities at all. Over the next couple months, many investors continued to shy away from equities in favor of bonds, and as equity returns melted away in the August heat, many investors grew despondent and sentiment toward equities reached extreme lows. However, during the month of September, equity markets rallied sharply and posted the best
     September return in 71 years and the third-best return of any month over the past 10 years. The sharp rally was a welcome relief to investors and helped produce strong overall returns for the third quarter.

Q.   Which market factors influenced the Fund's relative performance?

A.   All major equity indexes rose sharply in the third quarter, with the strongest performance from international indexes.
     Domestically, growth outperformed value and smaller stocks outperformed large stocks. For the year, all indexes were solidly in positive territory, although developed international markets lagged as a result of European debt fears. Within the S&P 500 sectors, performance varied widely for the period with outperformance by the relatively small sectors of telecommunication services and materials, and underperformance by financials.

     Furthermore, the ongoing neglect of equities as an asset class and the recent sharp rise, even in spite of that neglect, is what Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley") often sees in the individual stocks in which it invests. Many times these out-of-favor stocks rise sharply in the absence of a positive catalyst or for reasons that are not obvious. And, waiting for discounted stocks to lift can test one's patience, as Barrow Hanley experienced during the period.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective during the period, the top contributors to Fund performance were the materials, consumer staples and financials sectors. The top detractors from Fund performance were the information technology, energy and health care sectors.

                                                                                                            Barrow Hanley Value Fund

                                                                 12

     Among the individual stocks that contributed to Fund performance were tobacco companies Altria Group and Philip Morris
     International, and energy company ConocoPhillips. Altria Group reached a 52-week high during the third quarter. The company continued to successfully reduce manufacturing costs, and its principal Copenhagen brand gained market share due to successful pricing realignments from a year ago. Philip Morris International reached an all-time high in the third quarter as well. Barrow
     Hanley believes the company is well positioned in rapidly growing emerging markets in the Middle East, Asia and Eastern Europe, and is gaining market share driven by line extensions to its dominant Marlboro brand and other new product introductions. Over the past year, ConocoPhillips embarked on a systematic plan to sell non-core assets, using the proceeds to increase dividends, repurchase shares and reduce debt. Specifically, it announced the sale of its 9% stake in Syncrude Canada to Sinopec Shanghai
     Petrochemical, which puts Conoco's divesture program on track.

     On the other side of the equation, information technology companies Nokia and Hewlett-Packard detracted from the Fund's performance. Though Nokia underperformed for the six-month period, it was one of the better-performing stocks for the Fund during the third quarter. Nokia's second-quarter earnings fell during the period as the company was under pressure to jump-start its line of high-end phones as it faced increasing pressure from Apple's iPhone. During the third quarter, however,
     Nokia moved closer to launching its long-awaited new smartphones, which will feature an enhanced operating system.
     Hewlett-Packard shares suffered since the abrupt resignation of the company's Chief Executive Officer. However, with the new
     CEO scheduled to take the helm on November 1, 2010, coupled with the company's dominant scale and distribution area, Barrow
     Hanley believes the company is in a good position going forward.

Q.   What is the investment outlook for the large-cap value equity market?

A.   Barrow Hanley believes that for equity markets to move sustainably higher, stocks must compete with bonds for investors'
     attention. After 30 years of declining interest rates driving bond outperformance and a recent decade which endured two bear markets for stocks, investors are undeniably cautious. However, Barrow Hanley remains optimistic about the future return potential for many stocks. Corporate balance sheets are quite strong and many companies are well positioned to return a significant amount of cash to shareholders, both in the form of share repurchases, and, most importantly, increased dividends.
     The Fund has a dividend yield that exceeds the interest rate of 10-year Treasury bonds, and Barrow Hanley believes the Fund still has the potential to grow returns further through both earnings and dividend growth.

     Barrow Hanley has always sought to construct Funds that have above-market yields. Barrow Hanley also looks for companies that can grow their dividend faster than the overall market. Barrow Hanley believes over the long term, stocks that not only pay a meaningful dividend but also have the capability to increase their dividends, typically outperform stocks that do not pay a dividend or that simply pay a static dividend. History shows that dividend growers and initiators outperformed the other groups by a wide margin since 1972. Barrow Hanley believes that, at this point, it seems likely that the dividend growth will exceed both the market and even long-term history over the next several years.

     On the earnings front, uncertainties abound regarding the weak economy and its effect on corporate earnings, giving many stock investors pause. While finding companies that can grow in this environment is not easy, Barrow Hanley believes it can still find great companies that have robust longer-term earnings potential.

Top Ten Holdings
as of September 30, 2010

International Business
Machines                                                                    3.6%
___________________________________________________________________________________

Philip Morris International                                                 3.5%
___________________________________________________________________________________

Citigroup                                                                   3.3%
___________________________________________________________________________________

Bristol-Myers Squibb                                                        3.2%
___________________________________________________________________________________

ConocoPhillips                                                              3.2%
___________________________________________________________________________________

Imperial Tobacco Group ADR                                                  3.1%
___________________________________________________________________________________

E.I. du Pont de Nemours                                                     3.0%
___________________________________________________________________________________

Hewlett-Packard                                                             2.9%
___________________________________________________________________________________

PNC Financial Services Group                                                2.9%
___________________________________________________________________________________

Spectra Energy                                                              2.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           31.6%
___________________________________________________________________________________

Barrow Hanley Value Fund

                                                                 13

OLD MUTUAL BARROW HANLEY VALUE FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010

____________________________________________________________________________________________________________________________________

                                                                                      Annualized       Annualized       Annualized
                                          Inception       6 Month      1 Year           5 Year           10 Year        Inception
                                            Date          Return       Return           Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z*                                   09/10/98       (5.49)%      8.32%           (1.08)%           4.17%           6.32%
Class A with load                          07/31/03       (11.13)%     1.86%           (2.49)%            n/a            1.03%
Class A without load                       07/31/03       (5.66)%      8.05%           (1.33)%            n/a            1.87%
Institutional Class                        12/20/06 (1)   (5.45)%      8.45%             n/a              n/a           (4.83)%
Russell 1000 Value Index                   09/10/98       (2.14)%      8.90%           (0.48)%           2.59%           4.73%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expenses (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through September 1, 2010) are 1.04% and 0.95%; 1.73% and 1.20%; and 0.87% and 0.85%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Value Fund, Class Z	Russell 1000 Value Index
3/31/00	10,000	10,000
3/31/01	15,394	10,027
3/31/02	18,599	10,467
3/31/03	13,814	8,081
3/31/04	18,624	11,380
3/31/05	19,860	12,878
3/31/06	20,791	14,592
3/31/07	23,709	17,048
3/31/08	20,985	15,344
3/31/09	12,950	8,836
3/31/10	20,416	13,568
9/30/10	19,295	13,277

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Class Weightings as of September 30, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Consumer Discretionary	5.1%
Consumer Staples	12.5%
Energy	8.9%
Financials	19.8%
Health Care	15.0%
Industrials	13.1%
Information Technology	15.0%
Materials	3.0%
Telecommunication Services	2.0%
Utilities	5.6%

                                                                 14

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 99.6%                                                       Finance-Credit Card - 2.8%
Aerospace/Defense - 2.5%                                                   American Express                              87,562   $      3,680
Raytheon                                      71,100   $      3,250                                                               ______________
                                                       ______________
                                                                           Total Finance-Credit Card                                     3,680
Total Aerospace/Defense                                       3,250        _____________________________________________________________________
_____________________________________________________________________
                                                                           Food-Wholesale/Distribution - 0.8%
Applications Software - 2.6%                                               Sysco                                         35,060          1,000
Microsoft                                    137,300          3,362                                                               ______________
                                                       ______________
                                                                           Total Food-Wholesale/Distribution                             1,000
Total Applications Software                                   3,362        _____________________________________________________________________
_____________________________________________________________________
                                                                           Funeral Services & Related Items - 1.0%
Beverages-Wine/Spirits - 2.6%                                              Service Corp International                   155,300          1,339
Diageo ADR                                    49,972          3,449                                                               ______________
                                                       ______________
                                                                           Total Funeral Services & Related Items                        1,339
Total Beverages-Wine/Spirits                                  3,449        _____________________________________________________________________
_____________________________________________________________________
                                                                           Gas-Distribution - 1.9%
Chemicals-Diversified - 3.0%                                               CenterPoint Energy                           158,000          2,484
E.I. du Pont de Nemours                       88,500          3,949                                                               ______________
                                                       ______________
                                                                           Total Gas-Distribution                                        2,484
Total Chemicals-Diversified                                   3,949        _____________________________________________________________________
_____________________________________________________________________
                                                                           Hotels & Motels - 1.9%
Computers - 6.5%                                                           Wyndham Worldwide                             88,487          2,431
Hewlett-Packard                               90,603          3,812                                                               ______________
International Business Machines               35,550          4,769
                                                       ______________      Total Hotels & Motels                                         2,431
                                                                           _____________________________________________________________________
Total Computers                                               8,581
_____________________________________________________________________      Medical Labs & Testing Services - 2.4%
                                                                           Quest Diagnostics                             63,144          3,187
Cruise Lines - 1.3%                                                                                                               ______________
Carnival                                      45,058          1,722
                                                       ______________      Total Medical Labs & Testing Services                         3,187
                                                                           _____________________________________________________________________
Total Cruise Lines                                            1,722
_____________________________________________________________________      Medical Products - 3.8%
                                                                           Baxter International                          77,058          3,676
Diversified Banking Institution - 7.0%                                     Johnson & Johnson                             21,200          1,313
Bank of America                              133,863          1,755                                                               ______________
Citigroup*                                 1,089,100          4,247
JPMorgan Chase                                81,757          3,112        Total Medical Products                                        4,989
                                                       ______________      _____________________________________________________________________

Total Diversified Banking Institution                         9,114        Medical-Drugs - 5.3%
_____________________________________________________________________      Bristol-Myers Squibb                         153,401          4,159
                                                                           Pfizer                                       159,504          2,739
Diversified Manufacturing Operations - 10.5%                                                                                      ______________
Cooper Industries, Cl A                       70,000          3,425
General Electric                             185,630          3,016        Total Medical-Drugs                                           6,898
Honeywell International                       63,238          2,779        _____________________________________________________________________
Illinois Tool Works                           44,355          2,085
ITT                                           53,500          2,505        Medical-HMO - 1.5%
                                                       ______________      WellPoint*                                    35,112          1,989
                                                                                                                                  ______________
Total Diversified Manufacturing Operations                   13,810
_____________________________________________________________________      Total Medical-HMO                                             1,989
                                                                           _____________________________________________________________________
Electric-Integrated - 3.7%
Dominion Resources                            73,724          3,219        Medical-Wholesale Drug Distributors - 1.9%
Entergy                                       21,800          1,668        Cardinal Health                               77,200          2,551
                                                       ______________                                                             ______________

Total Electric-Integrated                                     4,887        Total Medical-Wholesale Drug Distributors                     2,551
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - 2.7%                                Multi-line Insurance - 1.1%
Intel                                        182,800          3,515        XL Group*                                     68,461          1,483
                                                       ______________                                                             ______________

Total Electronic Components-Semiconductors                    3,515        Total Multiline Insurance                                     1,483
_____________________________________________________________________      _____________________________________________________________________

Finance-Consumer Loans - 1.1%                                              Office Automation & Equipment - 1.0%
SLM*                                         120,388          1,390        Xerox                                        129,900          1,344
                                                       ______________                                                             ______________

Total Finance-Consumer Loans                                  1,390        Total Office Automation & Equipment                           1,344
_____________________________________________________________________      _____________________________________________________________________

                                                                           Oil Companies-Exploration & Production - 2.8%
                                                                           Occidental Petroleum                          47,422          3,713
                                                                                                                                  ______________

                                                                            Total Oil Companies-Exploration
                                                                              & Production                                               3,713
                                                                           _____________________________________________________________________

                                                                 15

OLD MUTUAL BARROW HANLEY VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________
                                                                           Other Information:
Description                               Shares        Value (000)
_____________________________________________________________________      The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are
Oil Companies-Integrated - 3.2%                                            summarized in three broad levels as follows:
ConocoPhillips                                72,395        $ 4,158
                                                       ______________      Level 1 - quoted prices in active markets for identical securities
                                                                           Level 2 - other significant observable inputs (including quoted
Total Oil Companies-Integrated                                4,158                  prices for similar securities, interest rates, prepayment
_____________________________________________________________________                speeds, credit risk, etc.)
                                                                           Level 3 - significant unobservable inputs (including the Fund's own
Pipelines - 2.9%                                                                     assumption in determining the fair value of investments)
Spectra Energy                               165,772          3,738
                                                       ______________      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in
Total Pipelines                                               3,738        those securities. A summary of the inputs used as of September 30,
_____________________________________________________________________      2010 in valuing the Fund's net assets were as follows (000):

Retail-Drug Store - 1.0%                                                     Description              Level 1    Level 2    Level 3      Total
CVS Caremark                                  42,700          1,344        ____________________ ________________________________________________
                                                       ______________
                                                                           Investments
Total Retail-Drug Store                                       1,344           Common Stock           $130,588      $-         $-       $130,588
_____________________________________________________________________      ____________________ ________________________________________________

Super-Regional Banks-US - 7.8%                                             Total Investments         $130,588      $-         $-       $130,588
Capital One Financial                         81,140          3,209        ____________________ ________________________________________________
PNC Financial Services Group                  73,236          3,802
Wells Fargo                                  128,615          3,232        Refer to the "Security Valuation" section of Note 2 for further
                                                       ______________      information.

Total Super-Regional Banks-US                                10,243
_____________________________________________________________________

Telephone-Integrated - 2.0%
AT&T                                          45,314          1,296
Verizon Communications                        39,858          1,299
                                                       ______________

Total Telephone-Integrated                                    2,595
_____________________________________________________________________

Television - 0.9%
CBS, Cl B                                     71,600          1,136
                                                       ______________

Total Television                                              1,136
_____________________________________________________________________

Tobacco - 8.0%
Altria Group                                  78,432          1,884
Imperial Tobacco Group ADR                    68,447          4,066
Philip Morris International                   80,600          4,515
                                                       ______________

Total Tobacco                                                10,465
_____________________________________________________________________

Wireless Equipment - 2.1%
Nokia OYJ ADR                                278,324          2,792
                                                       ______________

Total Wireless Equipment                                      2,792
                                                       ______________

Total Common Stock - (Cost $121,473)                        130,588
_____________________________________________________________________

Total Investments - 99.6% (Cost $121,473)                   130,588
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.4%                        511
_____________________________________________________________________

Total Net Assets - 100.0%                              $    131,099
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page
89.

The accompanying notes are an integral part of the financial statements.

                                                                 16

OLD MUTUAL FOCUSED FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Adviser: OMCAP Investors, a division of Old Mutual Capital, Inc.(1)

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual Focused Fund (the "Fund") underperformed its benchmark, the
     S&P 500 (the "Index"). The Fund's Class Z shares posted a -4.43% return versus a -1.42% return for the Index. Performance for all share classes can be found on page 19.

Q.   What investment environment did the Fund face during the past period?

A.   The second quarter of 2010 began with unfavorable leading indicators rolling over from the previous quarter, job growth declining, European and Chinese economic concerns, and the ever-growing oil spill in the Gulf of Mexico. The third quarter of the year began with an uncharacteristically strong July marked by strength in all recovery-based sectors and industries, as well as very light trading volume. However, the volume stayed anemic throughout August and investors once again tried to
     "price-in" the risk of a domestic double-dip recession as stocks went down across the board. September was quite strong across most sectors, with the lagging financials sector being the one surprise laggard for the month. As companies provided generally solid second-quarter results during the tail end of July, the market shifted its emphasis to the future and sold off many companies which in other periods would have been relative winners. Market participants are still concerned about such things as jobless recovery, increasing debt load, inflation, and deflation, but many are left with few options for investment as a result of the current near-zero interest rate policy and its effect on certificates of deposits, bank deposits and bond yields.

Q.   Which market factors influenced the Fund's relative performance?

A.   The perceived stalling of the U.S. economic recovery and Europe's weakness were major factors that contributed to a difficult investment environment during the second quarter of 2010. These issues, combined with those previously mentioned, created a market more focused on capital preservation than one focused on companies that are positioned to do well in a normal economic environment. During the third quarter of the year, as fears of a double-dip recession eased, the Fund's holdings generally did well as investors returned to quality. The Fund's top four sectors for the three-month period were technology, financials, health care and energy (collectively representing over 80% of the Fund). Each of these sectors benefited from strong stock selection during the quarter.

Q.   How did portfolio composition affect Fund performance?

A.   For the six-month period, stock selection within the health care and energy sectors contributed positively to the Fund's performance, while stock selection within information technology, consumer staples and financials detracted from the Fund's performance.

     Among the stocks that contributed positively to Fund performance were El Paso (no longer a Fund holding) and Exxon Mobil, both energy-related companies, and Apple, a designer and manufacturer of computers and mobile devices. Signs of an economic recovery and low valuation starting points buoyed El Paso and Exxon Mobil. Apple benefited from increased demand for its iPhone and
     iPad, which continue to drive sales and earnings. Detractors from Fund performance were Medtronic, a medical technology company, Microsoft, a developer of software products and services, and Cisco Systems, a networking company. Medtronic posted a decline in first-quarter sales and reduced its forecast due to pressure on prices and weak demand for its medical devices.
     Microsoft's stock underperformed as investors looked to faster growing companies in the technology sector. Cisco Systems experienced a decline in share price due to concerns over slowing growth in the enterprise data networking market.

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual Focused Fund underperformed its benchmark, the S&P 500. The
     Fund's Class Z shares posted a -4.43% return versus a -1.42% return for the Index.

o    For the six-month period, stock selection within the health care and energy sectors contributed positively to the Fund's performance, while stock selection within information technology, consumer staples and financials detracted from the Fund's performance.

o    Among the stocks that contributed positively to Fund performance were El Paso (no longer a Fund holding) and Exxon Mobil, both energy-related companies, and Apple, a designer and manufacturer of computers and mobile devices.

o    Detractors from Fund performance were Medtronic, a medical technology company, Microsoft, a developer of software products and services, and Cisco Systems, a networking company.

                                                                                                                        Focused Fund

                                                                 17

OLD MUTUAL FOCUSED FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Adviser: OMCAP Investors, a division of Old Mutual Capital, Inc.(1)

Top Ten Holdings
as of September 30, 2010

MetLife                                                                     6.7%
___________________________________________________________________________________

Exxon Mobil                                                                 6.7%
___________________________________________________________________________________

Google, Cl A                                                                5.1%
___________________________________________________________________________________

NRG Energy                                                                  5.1%
___________________________________________________________________________________

Microsoft                                                                   4.9%
___________________________________________________________________________________

Merck                                                                       4.5%
___________________________________________________________________________________

Pfizer                                                                      4.4%
___________________________________________________________________________________

General Electric                                                            4.3%
___________________________________________________________________________________

Apple                                                                       4.1%
___________________________________________________________________________________

UnitedHealth Group                                                          3.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           49.7%
___________________________________________________________________________________

Q.   What is the investment outlook?

A.   OMCAP Investors, a division of Old Mutual Capital, Inc. ("OMCAP Investors"), believes equity markets started this recession over-owned and then ran into a wall of extremely poor economic results and a difficult domestic demographic trend with the aging of the baby boomers. We are hopeful that as the market eventually runs out of sellers in domestic equities, it will become apparent that natural buyers already exist for many companies in the Fund - the companies themselves. We expect that slight economic growth, coupled with the current pared down cost structures, should result in reasonable earnings growth going forward and eventually valuations should return to more historic norms. In addition, OMCAP Investors feels the Fund is ideally positioned to take advantage of the fast growth afforded foreign markets as many of the Fund's companies enjoy high market share overseas. We are not sure which factors will combine to reignite investors' interest in equities, but remain confident that high-quality U.S. blue chips will be on the Fund's shopping list.

     OMCAP Investors is confident that current stock market prices reflect a new, slower economic growth. We also believe unemployment will remain stubbornly high for the foreseeable future. For the next quarter or two at a minimum, we believe markets will be focused on deflation, not inflation. And, with no inflation to speak of, we believe interest rates will remain low, as will mortgage rates. Unfortunately, there is still a large amount of excess supply in the housing market, which may keep a cap on prices for years to come.

(1)  OMCAP Investors, a division of Old Mutual Capital, Inc., provides investment advisory services to the Old Mutual Focused Fund pursuant to the management agreement between Old Mutual Funds II, on behalf of the Old Mutual Focused Fund, and Old Mutual
     Capital, Inc.

Focused Fund

                                                                 18

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010

____________________________________________________________________________________________________________________________________

                                                                                      Annualized       Annualized       Annualized
                                          Inception       6 Month      1 Year           5 Year           10 Year        Inception
                                            Date          Return       Return           Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z                                    02/12/99        (4.43)%      4.65%           2.78%             2.54%           7.82%
Class A with load                          09/30/03       (10.03)%     (1.59)%          1.31%              n/a            4.97%
Class A without load                       09/30/03        (4.55)%      4.44%           2.53%              n/a            5.86%
Institutional Class                        12/20/06 (1)    (4.37)%      4.81%            n/a               n/a           (2.03)%
S&P 500                                    02/12/99        (1.42)%     10.16%           0.64%            (0.43)%          1.14%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages
1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through September 1, 2010) are 1.39% and 0.96%; 1.39% and 1.21%; and 0.92% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Focused Fund, Class Z	S&P 500
3/31/00	10,000	10,000
3/31/01	9,641	7,832
3/31/02	9,046	7,851
3/31/03	6,706	5,907
3/31/04	9,599	7,982
3/31/05	10,392	8,516
3/31/06	11,418	9,515
3/31/07	13,228	10,640
3/31/08	12,804	10,100
3/31/09	8,722	6,253
3/31/10	13,096	9,365
9/30/10	12,515	9,232

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	2.9%
Consumer Discretionary	2.2%
Consumer Staples	3.5%
Energy	9.7%
Financials	26.3%
Health Care	20.0%
Industrials	4.3%
Information Technology	26.0%
Utilities	5.1%

                                                                 19

OLD MUTUAL FOCUSED FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 96.1%                                                       Multi-line Insurance - 11.3%
Applications Software - 4.9%                                               Allstate                                     482,644   $     15,227
Microsoft                                  1,162,135   $     28,461        Hartford Financial Services Group            520,000         11,934
                                                       ______________      MetLife                                    1,007,930         38,755
                                                                                                                                  ______________
Total Applications Software                                  28,461
_____________________________________________________________________      Total Multi-line Insurance                                   65,916
                                                                           _____________________________________________________________________
Computers - 7.4%
Apple*                                        83,981         23,830        Networking Products - 2.6%
Dell*                                      1,488,502         19,291        Cisco Systems*                               680,113         14,895
                                                       ______________                                                             ______________

Total Computers                                              43,121        Total Networking Products                                    14,895
_____________________________________________________________________      _____________________________________________________________________

Diversified Banking Institutions - 6.0%                                    Oil Companies-Integrated - 6.6%
Bank of America                            1,520,000         19,927        Exxon Mobil                                  624,664         38,598
JPMorgan Chase                               387,301         14,745                                                               ______________
                                                       ______________
                                                                           Total Oil Companies-Integrated                               38,598
Total Diversified Banking Institutions                       34,672        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil-Field Services - 2.9%
Diversified Manufacturing Operations -  4.2%                               Halliburton                                  518,618         17,151
General Electric                           1,511,620         24,564                                                               ______________
                                                       ______________
                                                                           Total Oil-Field Services                                     17,151
Total Diversified Manufacturing Operations                   24,564        _____________________________________________________________________
_____________________________________________________________________
                                                                           Reinsurance - 2.2%
Electronic Components-Semiconductors - 2.9%                                Berkshire Hathaway, Cl B*                    155,350         12,844
Intel                                        870,000         16,730                                                               ______________
                                                       ______________
                                                                           Total Reinsurance                                            12,844
Total Electronic Components-Semiconductors                   16,730        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Discount - 3.5%
Fiduciary Banks - 3.8%                                                     Wal-Mart Stores                              376,839         20,168
State Street                                 592,353         22,308                                                               ______________
                                                       ______________
                                                                           Total Retail-Discount                                        20,168
Total Fiduciary Banks                                        22,308        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Office Supplies - 2.2%
Independent Power Producer - 5.0%                                          Staples                                      600,000         12,552
NRG Energy*                                1,407,326         29,301                                                               ______________
                                                       ______________
                                                                           Total Retail-Office Supplies                                 12,552
Total Independent Power Producer                             29,301        _____________________________________________________________________
_____________________________________________________________________
                                                                           Web Portals/ISP - 5.1%
Investment Management/Advisory Services - 2.8%                             Google, Cl A*                                 56,200         29,549
Invesco                                      760,000         16,135                                                               ______________
                                                       ______________
                                                                           Total Web Portals/ISP                                        29,549
Total Investment Management/Advisory Services                16,135        _____________________________________________________________________
_____________________________________________________________________
                                                                           Wireless Equipment - 2.9%
Medical Instruments - 3.4%                                                 Qualcomm                                     378,600         17,082
Medtronic                                    597,304         20,057                                                               ______________
                                                       ______________
                                                                           Total Wireless Equipment                                     17,082
Total Medical Instruments                                    20,057                                                               ______________
_____________________________________________________________________
                                                                           Total Common Stock (Cost $533,706)                          559,522
Medical Products - 3.8%                                                    _____________________________________________________________________
Johnson & Johnson                            352,957         21,869
                                                       ______________      Affiliated Mutual Fund - 2.9%
                                                                           Old Mutual Cash Reserves Fund,
Total Medical Products                                       21,869           Institutional Class, 0.10% (A)         16,595,661         16,596
_____________________________________________________________________                                                             ______________

Medical-Drugs - 8.8%                                                       Total Affiliated Mutual Fund (Cost $16,596)                  16,596
Merck                                        710,186         26,142        _____________________________________________________________________
Pfizer                                     1,457,547         25,026
                                                       ______________      Total Investments - 99.0% (Cost $550,302)                   576,118
                                                                           _____________________________________________________________________
Total Medical-Drugs                                          51,168
_____________________________________________________________________      Other Assets and Liabilities, Net - 1.0%                      5,838
                                                                           _____________________________________________________________________
Medical-HMO - 3.8%
UnitedHealth Group                           637,457         22,381        Total Net Assets - 100.0%                              $    581,956
                                                       ______________      _____________________________________________________________________

Total Medical-HMO                                            22,381        For descriptions of abbreviations and footnotes, please refer to
_____________________________________________________________________      page 89.

                                                                 20

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2010 in valuing the Fund's net assets were as follows (000):

                            Description                                    Level 1         Level 2          Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                           $559,522           $-               $-           $559,522
   Affiliated Mutual Fund                                                   16,596            -                -             16,596
____________________________________________________________________________________________________________________________________

Total Investments                                                         $576,118           $-               $-           $576,118
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 21

OLD MUTUAL HEITMAN REIT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual Heitman REIT Fund underperformed its benchmark, the Wilshire
     U.S. Real Estate Securities Index. The Fund's Class Z shares posted a 7.54% return versus an 8.23% return for the Index.

o    The investment environment transitioned during the second and third quarters of 2010. Starting in the first part of the third quarter and carrying almost into September, the real estate investment trust ("REIT") market was focused on a handful of issues.

o    Among the stocks that contributed positively to the Fund's performance were Equity Residential, AvalonBay Communities and Simon
     Property Group.

o    Detractors from Fund performance included ProLogis (no longer a Fund holding), Sunstone Hotel Investors and BRE Properties (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual Heitman REIT Fund (the "Fund") underperformed its benchmark, the Wilshire U.S. Real Estate Securities Index (the "Index"). The Fund's Class Z shares posted a 7.54% return versus an 8.23%
     return for the Index. Performance for all share classes can be found on page 24.

Q.   What investment environment did the Fund face during the past period?

A.   The investment environment transitioned during the second and third quarters of 2010. Starting in the first part of the third quarter and carrying almost into September, the real estate investment trust ("REIT") market was focused on a handful of issues. First, the economic recovery was slowing. Second, real estate fundamentals were both bottoming and improving in some sectors. Third, capital returned back to the real estate asset class in a substantial way. Finally, in the continued
     low-interest-rate environment, capital was attracted to the REIT sector's dividend. During the end of the period, the market became focused on the potential for further quantitative easing by the Federal Reserve Board, which raised the value of REIT stocks and equity stocks across the board.

Q.   Which market factors influenced the Fund's relative performance?

A.   During most of the period, as the market transitioned to lower-growth expectations, large-capitalization stocks with strong management teams outperformed. These REITs had good balance sheets and a growth plan to take advantage of acquisitions as they presented themselves. Positioning the Fund with stocks that had these characteristics helped the Fund outperform during most of the six-month period. However, during September, as the market started to anticipate quantitative easing, some of the smaller, more high-leveraged stocks started to outperform in the REIT market. This hurt the Fund in September on a relative basis.

Q.   How did portfolio composition affect Fund performance?

A.   Among the stocks that contributed positively to the Fund's performance were Equity Residential, AvalonBay Communities and Simon
     Property Group. Equity Residential and AvalonBay Communities are REITS within the large-capitalization apartment sector, which was the top-performing sector during the period. Simon Property Group was another top contributor, as the holding modestly outperformed the Index due to continued strong sales growth at its shopping malls. Detractors from Fund performance included
     ProLogis (no longer a Fund holding), Sunstone Hotel Investors and BRE Properties (no longer a Fund holding). ProLogis underperformed significantly after the company reduced its 2010 funds-from-operations guidance for the second time. Sunstone
     Hotel Investors underperformed partly as a result of rumors it was in talks to acquire a very large hotel in San Diego, which would have required raising additional equity. BRE Properties was held in the Fund - and later sold - during a period in which the Index was down approximately 11%, which led to its negative contribution.

Heitman REIT Fund

                                                                 22

Q.   What is the investment outlook for the REIT market?

A.   News around real estate fundamentals has improved. At the beginning of 2010, it was expected that vacancy rates would continue to increase for all property types, but at a slower rate, and net operating income would continue to decline, also at a slower rate. Currently, vacancy rates look to be near bottom for most property types and has clearly improved in sectors like apartments. The key benefit however seems to be coming from the historically low level of new buildings being introduced to the market. Earnings expectations for 2010 have improved marginally since the beginning of the year. The bottoming in fundamentals, primarily in apartments and other short-term lease property types, has resulted in this improved earnings outlook. In addition, lower interest rates are helping earnings expectations. The outlook for 2011 has also improved with consensus earnings estimates up almost 7% since the beginning of the year. The improvement in the growth outlook has been a modest positive surprise.

Top Ten Holdings
as of September 30, 2010

Simon Property Group                                                       12.7%
___________________________________________________________________________________

Boston Properties                                                           6.0%
___________________________________________________________________________________

Vornado Realty Trust                                                        5.6%
___________________________________________________________________________________

Public Storage                                                              4.8%
___________________________________________________________________________________

AvalonBay Communities                                                       4.7%
___________________________________________________________________________________

Host Hotels & Resorts                                                       4.1%
___________________________________________________________________________________

Health Care REIT                                                            3.9%
___________________________________________________________________________________

AMB Property                                                                3.9%
___________________________________________________________________________________

Digital Realty Trust                                                        3.8%
___________________________________________________________________________________

Essex Property Trust                                                        3.6%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           53.1%
___________________________________________________________________________________

                                                                                            Heitman REIT Fund

                                                                 23

OLD MUTUAL HEITMAN REIT FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010
____________________________________________________________________________________________________________________________________

                                                                                    Annualized        Annualized       Annualized
                                    Inception         6 Month        1 Year           5 Year            10 Year         Inception
                                       Date            Return        Return           Return            Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                             03/13/89           7.54%        27.48%            0.07%             8.95%            8.78%
Class A with load                    09/30/03           1.26%        19.74%           (1.37)%             n/a             5.67%
Class A without load                 09/30/03           7.43%        27.13%           (0.18)%             n/a             6.57%
Institutional Class                  12/20/06 (1)       7.73%        27.80%             n/a               n/a            (7.55)%
Wilshire U.S. Real Estate
   Securities Index                  02/28/89 (2)       8.23%        30.02%            1.32%             9.97%            7.60%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-3.

*   Data includes performance of a predecessor fund class whose inception date was March 13, 1989.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The inception date used for this index is February 28, 1989 since at the time the index was priced monthly.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through September 1, 2010) are 1.32% and 1.25%; 1.63% and 1.50%; and 1.22% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Heitman REIT Fund, Class Z	Wilshire U.S. Real Estate Securities Index
3/31/00	10,000	10,000
3/31/01	12,003	12,583
3/31/02	15,034	15,315
3/31/03	14,173	14,561
3/31/04	21,554	22,155
3/31/05	23,917	24,884
3/31/06	32,877	34,989
3/31/07	39,188	42,675
3/31/08	31,782	34,595
3/31/09	13,132	13,483
3/31/10	26,011	29,041
9/30/10	27,973	31,432

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Apartments	17.3%
Diversified	13.8%
Health Care	13.0%
Hotels	7.1%
Money Market Fund	0.4%
Office Property	10.9%
Real Estate Operation/Development	2.7%
Regional Malls	17.0%
Shopping Centers	7.0%
Storage	6.9%
Warehouse/Industrial	3.9%

                                                                 24

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 99.5%                                                       REITs-Regional Malls - 17.0%
Real Estate Operation/Development - 2.6%                                   General Growth Properties                     48,450   $        756
Brookfield Properties                         79,725   $      1,237        Pennsylvania REIT                             36,350            431
Forest City Enterprises, Cl A*                28,600            367        Simon Property Group                          82,762          7,675
                                                       ______________      Taubman Centers                               32,075          1,431
                                                                                                                                  ______________
Total Real Estate Operation/Development                       1,604
_____________________________________________________________________      Total REITs-Regional Malls                                   10,293
                                                                           _____________________________________________________________________
REITs-Apartments - 17.3%
American Campus Communities                   44,975          1,369        REITs-Shopping Centers - 7.0%
Apartment Investment &                                                     Developers Diversified Realty                111,675          1,253
   Management, Cl A                           66,800          1,428        Federal Realty Investment Trust               17,878          1,460
AvalonBay Communities                         27,537          2,862        Kimco Realty                                  76,925          1,212
Equity Residential                            40,332          1,919        Regency Centers                                7,900            312
Essex Property Trust                          20,275          2,219                                                               ______________
UDR                                           32,975            697
                                                       ______________      Total REITs-Shopping Centers                                  4,237
                                                                           _____________________________________________________________________
Total REITs-Apartments                                       10,494
_____________________________________________________________________      REITs-Storage - 6.9%
                                                                           Extra Space Storage                           81,640          1,310
REITs-Diversified - 13.8%                                                  Public Storage                                29,898          2,901
Coresite Realty                               19,275            316                                                               ______________
Digital Realty Trust                          37,252          2,298
Duke Realty                                  112,825          1,308        Total REITs-Storage                                           4,211
Liberty Property Trust                        34,200          1,091        _____________________________________________________________________
Vornado Realty Trust                          39,551          3,383
                                                       ______________      REITs-Warehouse/Industrial - 3.9%
                                                                           AMB Property                                  88,750          2,349
Total REITs-Diversified                                       8,396                                                               ______________
_____________________________________________________________________
                                                                           Total REITs-Warehouse/Industrial                              2,349
REITs-Health Care - 13.0%                                                                                                         ______________
HCP                                           46,075          1,658
Health Care REIT                              50,367          2,384        Total Common Stock (Cost $45,158)                            60,393
Nationwide Health Properties                  44,300          1,713        _____________________________________________________________________
Senior Housing Properties Trust               25,900            609
Ventas                                        29,317          1,512        Affiliated Mutual Fund - 0.4%
                                                       ______________      Old Mutual Cash Reserves Fund,
                                                                              Institutional Class, 0.10% (A)            267,306            267
Total REITs-Health Care                                       7,876                                                               ______________
_____________________________________________________________________
                                                                           Total Affiliated Mutual Fund (Cost $267)                        267
REITs-Hotels - 7.1%                                                        _____________________________________________________________________
Host Hotels & Resorts                        170,914          2,475
LaSalle Hotel Properties                      29,900            699        Total Investments - 99.9% (Cost $45,425)                     60,660
Pebblebrook Hotel Trust*                      19,825            357        _____________________________________________________________________
Sunstone Hotel Investors*                     87,675            795
                                                       ______________      Other Assets and Liabilities, Net - 0.1%                         32
                                                                           _____________________________________________________________________
Total REITs-Hotels                                            4,326
_____________________________________________________________________      Total Net Assets 100.0%                                $     60,692
                                                                           _____________________________________________________________________
REITs-Office Property - 10.9%
BioMed Realty Trust                           52,375            939        For descriptions of abbreviations and footnotes, please refer to
Boston Properties                             44,060          3,662        page 89.
Hudson Pacific Properties                      9,300            152
Kilroy Realty                                 13,100            434
Mack-Cali Realty                              26,581            869
SL Green Realty                                8,700            551
                                                       ______________

Total REITs-Office Property                                   6,607
_____________________________________________________________________

                                                                 25

OLD MUTUAL HEITMAN REIT FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2010 in valuing the Fund's net assets were as follows (000):

                            Description                                    Level 1         Level 2          Level 3          Total
____________________________________________________________________________________________________________________________________
Investments
   Common Stock                                                            $60,393            $-               $-           $60,393
   Affiliated Mutual Fund                                                      267             -                -               267
____________________________________________________________________________________________________________________________________

Total Investments                                                          $60,660            $-               $-           $60,660
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 26

OLD MUTUAL LARGE CAP GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ashfield Capital Partners, LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual Large Cap Growth Fund (the "Fund") outperformed its benchmark, the Russell 1000 Growth Index (the "Index"). The Fund's Class Z shares posted a 1.42% return versus a -0.27% return for the
     Index. Performance for all share classes can be found on page 29.

Q.   What investment environment did the Fund face during the past period?

A.   The impressive liquidity rally that began in March 2009 came to an abrupt halt in the second quarter of 2010. Problems with sovereign debt emerged in southern Europe, China tightened monetary policy to cool off an overheated real estate market, and the U.S. recovery (while firmly in place) disappointed a bit in terms of job creation. The uncertainties created by these factors sent the stock market downward and caused yet another flight to safety. A change of heart occurred when fears of a double-dip recession receded rapidly in the third quarter. Firms were no longer cutting inventories, U.S. corporate profits were advancing smartly, and strong recoveries were under way in many developing countries, suggesting that lagging job creation may be on the verge of re-accelerating. Stocks experienced a volatile pattern, with the gains of July erased by August, only to recover, and then some, in September.

Q.   Which market factors influenced the Fund's relative performance?

A.   While sector allocation was a negative contributor to Fund performance, stock selection was a positive contributor to the Fund.
     In terms of sector performance during the second quarter, defensive sectors with above-average dividend yield generally outperformed cyclical sectors, with telecommunication services and utilities leading by a wide margin. During the same period, the consumer staples and discretionary sectors finished second and third, respectively, while the financial and materials sectors lagged the most. The Fund's overweight to consumer discretionary positively impacted Fund performance, as the consumer remained resilient, albeit at a slower pace. The Fund's overweight to energy, specifically oil service, detracted from performance as the devastating environmental accident occurred in the Gulf of Mexico with the BP oil spill. The Fund's lack of exposure to telecommunication services and utilities negatively impacted performance, as these sectors are typically more defensive in uncertain economic times. The Fund's position in cash was positive to performance during a very volatile equity market at the end of the second quarter.

     Based on sectors during the third quarter, returns were a continuation of the second quarter but more dispersed, as intensifying demand for yield propelled the telecommunication services sector even higher. Signs of improving global demand pushed the materials and energy sectors higher, while consumers continued to show that the rumors of their demise were greatly exaggerated. As the market made an impressive upward move in September, the Fund's overweight to the health care sector detracted from performance as investors moved out of defensive sectors and toward global cyclicals. The Fund's underweight to the financial and energy sectors was a positive contributor to the Fund for the six-month period.

Q.   How did portfolio composition affect Fund performance?

A.   Stock selection within the consumer discretionary, consumer staples and health care sectors contributed positively to the
     Fund's performance, while stock selection in the industrials, telecommunication services and utilities sectors detracted from the Fund's performance.

     Among the individual stocks that contributed to Fund performance were Cia de Bebidas das Americas ADR (AmBev), a Brazil-based beverage company, Apple, a designer and manufacturer of computers and mobile devices, and Cognizant Technology Solutions, a provider of custom information technology services. AmBev benefited from its significant exposure to economies that are growing faster than the

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual Large Cap Growth Fund outperformed its benchmark, the Russell
     1000 Growth Index. The Fund's Class Z shares posted a 1.42% return versus a -0.27% return for the Index.

o    Stock selection within the consumer discretionary, consumer staples and health care sectors contributed positively to the
     Fund's performance, while stock selection in the industrials, telecommunication services and utilities sectors detracted from the Fund's performance.

o    Among the individual stocks that contributed to Fund performance were Cia de Bebidas das Americas ADR (AmBev), a Brazil-based beverage company, Apple, a designer and manufacturer of computers and mobile devices, and Cognizant Technology Solutions, a provider of custom information technology services.

o    Cisco Systems, an Internet protocol (IP)-based networking company, Microsoft, a developer of software products and services, and Western Digital, a designer and manufacturer of hard drives, detracted from Fund performance.

                                                                                                               Large Cap Growth Fund

                                                                 27

OLD MUTUAL LARGE CAP GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ashfield Capital Partners, LLC

Top Ten Holdings
as of September 30, 2010*

Apple                                                                       4.2%
___________________________________________________________________________________

Cia de Bebidas das
Americas ADR                                                                3.1%
___________________________________________________________________________________

McDonald's                                                                  2.6%
___________________________________________________________________________________

International Business
Machines                                                                    2.6%
___________________________________________________________________________________

Cognizant Technology
Solutions, Cl A                                                             2.4%
___________________________________________________________________________________

DIRECTV, Cl A                                                               2.3%
___________________________________________________________________________________

Varian Medical Systems                                                      2.2%
___________________________________________________________________________________

Microsoft                                                                   2.2%
___________________________________________________________________________________

Cisco Systems                                                               2.2%
___________________________________________________________________________________

Henry Schein                                                                2.2%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            26.0%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

     U.S. economy and its ability to maintain pricing and market share. Apple benefited from increased demand for its iPhone and
     iPad, which continue to drive sales and earnings. Cognizant Technology Solutions continues to perform well due to its ability to provide an offshore program for its clients, a quality offering and compelling rates. On the other side of the equation,
     Cisco Systems, an Internet protocol (IP)-based networking company, Microsoft, a developer of software products and services, and Western Digital, a designer and manufacturer of hard drives, detracted from Fund performance. Cisco Systems saw its stock decline as a result of slowing growth in the enterprise data networking market, market saturations, overcapacity and competition. Microsoft's stock underperformed due to a recent financial investment the company made in an effort to improve its competitive position, which could weigh on margins and earnings. Shares of Western Digital declined on concerns regarding the outlook for PC demand.

Q.   What is the investment outlook for the large-cap growth equity market?

A.   Ashfield Capital Partners, LLC ("Ashfield") believes the Fund has been positioned for a sustained economic recovery, as
     Ashfield believes the economy continues to show signs of improvement. Ashfield believes that stocks have more than adequately priced in the many secular challenges facing the economy. In an environment where corporate balance sheets are flush with cash and income statements are supporting strength in margins, and with interest rates and inflation at low levels, Ashfield believes that investors have an attractive entry point for stocks, which are currently trading at historically low valuations.
     Ashfield also believes that the fundamentals are there to push the economy along a low-growth trajectory without double dipping into another recession. High profits remain the name of the game, and Ashfield believes the possibility of multiple expansion
     (i.e., an increase in price-to-earnings ratios) means equities should be poised to push to the upside for the remaining part of the year.

Large Cap Growth Fund

                                                                 28

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010

____________________________________________________________________________________________________________________________________

                                                                                    Annualized        Annualized       Annualized
                                    Inception         6 Month        1 Year           5 Year            10 Year         Inception
                                       Date            Return        Return           Return            Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                              11/29/96           1.42%        12.86%            1.06%            (7.92)%            6.12%
Class A with load                    09/30/03          (4.54)%        6.09%           (0.40)%             n/a              1.97%
Class A without load                 09/30/03           1.25%        12.58%            0.78%              n/a              2.84%
Institutional Class                  12/20/06 (1)       1.41%        12.99%             n/a               n/a             (2.56)%
Russell 1000 Growth Index            11/29/96          (0.27)%       12.65%            2.06%            (3.44)%            3.65%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action and/or regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser.
In addition, prior to February 10, 2007, the Fund was co-managed by a sub-adviser other than Ashfield Capital Partners, LLC
("Ashfield"), and effective August 8, 2009, Ashfield became the sole sub-adviser to the Fund. As a result, the Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future. Prior to April 29, 2008, the Fund was named the Old Mutual Large Cap Growth Concentrated Fund.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through September 1, 2010) are 1.40% and 1.00%; 2.29% and 1.25%; and  0.75% and 0.90%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Large Cap Growth Fund, Class Z	Russell 1000 Growth Index
3/31/00	10,000	10,000
3/31/01	4,616	5,728
3/31/02	3,927	5,614
3/31/03	2,942	4,111
3/31/04	3,919	5,434
3/31/05	3,637	5,498
3/31/06	4,608	6,220
3/31/07	4,738	6,659
3/31/08	4,901	6,609
3/31/09	2,898	4,343
3/31/10	4,217	6,504
9/30/10	4,277	6,487

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalent	2.4%
Consumer Discretionary	13.2%
Consumer Staples	9.1%
Energy	9.1%
Financials	2.9%
Health Care	11.7%
Industrials	14.9%
Information Technology	32.8%
Materials	3.9%

                                                                 29

OLD MUTUAL LARGE CAP GROWTH FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.8%                                                       Cosmetics & Toiletries - 1.3%
Applications Software - 3.6%                                               Avon Products                                 83,145   $       2,670
Microsoft                                    180,898   $       4,430                                                              ______________
Red Hat*                                      67,250           2,757
                                                       ______________      Total Cosmetics & Toiletries                                   2,670
                                                                           _____________________________________________________________________
Total Applications Software                                    7,187
_____________________________________________________________________      Cruise Lines - 1.5%
                                                                           Carnival                                      78,285           2,991
Athletic Footwear - 2.2%                                                                                                          ______________
NIKE, Cl B                                    53,645           4,299
                                                       ______________      Total Cruise Lines                                             2,991
                                                                           _____________________________________________________________________
Total Athletic Footwear                                        4,299
_____________________________________________________________________      Diversified Manufacturing Operations - 5.0%
                                                                           3M                                            32,910           2,854
Auto/Truck Parts & Equipment-Original - 1.8%                               Danaher                                       74,795           3,038
BorgWarner*                                   69,765           3,671       Dover                                         78,750           4,112
                                                       ______________                                                             ______________

Total Auto/Truck Parts & Equipment-Original                    3,671       Total Diversified Manufacturing Operations                    10,004
_____________________________________________________________________      _____________________________________________________________________

Beverages-Non-Alcoholic - 2.1%                                             E-Commerce/Services - 1.7%
PepsiCo                                       62,820           4,174       Priceline.com*                                 9,855           3,433
                                                       ______________                                                             ______________

Total Beverages-Non-Alcoholic                                  4,174       Total E-Commerce/Services                                      3,433
_____________________________________________________________________      _____________________________________________________________________

Brewery - 3.1%                                                             Electronic Components-Semiconductors - 5.8%
Cia de Bebidas das Americas ADR               49,915           6,178       Broadcom, Cl A                                52,190           1,847
                                                       ______________      Intel                                        143,855           2,766
                                                                           Texas Instruments                            141,990           3,854
Total Brewery                                                  6,178       Xilinx                                       118,765           3,160
_____________________________________________________________________                                                             ______________

Cable/Satellite TV - 2.3%                                                  Total Electronic Components-Semiconductors                    11,627
DIRECTV, Cl A*                               110,839           4,614       _____________________________________________________________________
                                                       ______________
                                                                           Engineering/R&D Services - 3.8%
Total Cable/Satellite TV                                       4,614       ABB ADR                                      170,625           3,604
_____________________________________________________________________      Aecom Technology*                             95,100           2,307
                                                                           Jacobs Engineering Group*                     44,020           1,704
Chemicals-Specialty - 1.8%                                                                                                        ______________
Ecolab                                        71,450           3,625
                                                       ______________      Total Engineering/R&D Services                                 7,615
                                                                           _____________________________________________________________________
Total Chemicals-Specialty                                      3,625
_____________________________________________________________________      Enterprise Software/Services - 1.5%
                                                                           Oracle                                       109,635           2,944
Commercial Services-Finance - 0.9%                                                                                                ______________
Visa, Cl A                                    25,170           1,869
                                                       ______________      Total Enterprise Software/Services                             2,944
                                                                           _____________________________________________________________________
Total Commercial Services-Finance                              1,869
_____________________________________________________________________      Industrial Audio & Video Products - 1.2%
                                                                           Dolby Laboratories, Cl A*                     43,005           2,443
Computer Services - 3.6%                                                                                                          ______________
Accenture, Cl A                               54,560           2,318
Cognizant Technology Solutions, Cl A*         73,970           4,769       Total Industrial Audio & Video Products                        2,443
                                                       ______________      _____________________________________________________________________

Total Computer Services                                        7,087       Industrial Gases - 2.1%
_____________________________________________________________________      Praxair                                       45,308           4,090
                                                                                                                                  ______________
Computers - 8.2%
Apple*                                        29,280           8,308       Total Industrial Gases                                         4,090
Hewlett-Packard                               71,520           3,009       _____________________________________________________________________
International Business Machines               37,945           5,090
                                                       ______________      Instruments-Scientific - 1.4%
                                                                           Thermo Fisher Scientific*                     58,750           2,813
Total Computers                                               16,407                                                              ______________
_____________________________________________________________________
                                                                           Total Instruments-Scientific                                   2,813
Computers-Memory Devices - 1.1%                                            _____________________________________________________________________
Western Digital*                              74,000           2,101
                                                       ______________      Investment Management/Advisory Services - 2.9%
                                                                           Ameriprise Financial                          44,125           2,088
Total Computers-Memory Devices                                 2,101       T Rowe Price Group                            75,451           3,778
_____________________________________________________________________                                                             ______________

Consumer Products-Miscellaneous - 1.3%                                     Total Investment Management/Advisory Services                  5,866
Clorox                                        40,000           2,670       _____________________________________________________________________
                                                       ______________

Total Consumer Products-Miscellaneous                          2,670
_____________________________________________________________________

                                                                 30

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Machinery-Farm - 1.3%                                                      Retail-Apparel/Shoe - 1.1%
AGCO*                                         64,210   $       2,505       Gap                                          120,760   $       2,251
                                                       ______________                                                             ______________

Total Machinery-Farm                                           2,505       Total Retail-Apparel/Shoe                                      2,251
_____________________________________________________________________      _____________________________________________________________________

Machinery-Pumps - 1.3%                                                     Retail-Discount - 1.2%
Flowserve                                     23,980           2,624       Wal-Mart Stores                               45,780           2,450
                                                       ______________                                                             ______________

Total Machinery-Pumps                                          2,624       Total Retail-Discount                                          2,450
_____________________________________________________________________      _____________________________________________________________________

Medical Information Systems - 1.4%                                         Retail-Restaurants - 2.6%
Cerner*                                       34,052           2,860       McDonald's                                    69,490           5,178
                                                       ______________                                                             ______________

Total Medical Information Systems                              2,860       Total Retail-Restaurants                                       5,178
_____________________________________________________________________      _____________________________________________________________________

Medical Products - 4.5%                                                    Telecommunications Equipment - 1.1%
Henry Schein*                                 75,065           4,397       Harris                                        48,745           2,159
Varian Medical Systems*                       73,691           4,458                                                              ______________
                                                       ______________
                                                                           Total Telecommunications Equipment                             2,159
Total Medical Products                                         8,855       _____________________________________________________________________
_____________________________________________________________________
                                                                           Telecommunications Equipment-Fiber Optics - 1.5%
Medical-Biomedical/Genetic - 1.4%                                          Corning                                      160,200           2,928
Celgene*                                      47,750           2,751                                                              ______________
                                                       ______________
                                                                           Total Telecommunications Equipment-Fiber Optics                2,928
Total Medical-Biomedical/Genetic                               2,751       _____________________________________________________________________
_____________________________________________________________________
                                                                           Transport-Rail - 2.1%
Medical-Drugs - 1.6%                                                       Union Pacific                                 50,805           4,156
Allergan                                      47,650           3,170                                                              ______________
                                                       ______________
                                                                           Total Transport-Rail                                           4,156
Total Medical-Drugs                                            3,170       _____________________________________________________________________
_____________________________________________________________________
                                                                           Transport-Services - 1.5%
Networking Products - 2.2%                                                 FedEx                                         33,660           2,878
Cisco Systems*                               201,711           4,417                                                              ______________
                                                       ______________
                                                                           Total Transport-Services                                       2,878
Total Networking Products                                      4,417       _____________________________________________________________________
_____________________________________________________________________
                                                                           Web Portals/ISP - 2.2%
Oil Companies-Exploration & Production - 3.6%                              Google, Cl A*                                  8,234           4,329
Anadarko Petroleum                            32,760           1,869                                                              ______________
CNOOC ADR                                     10,990           2,135
Pioneer Natural Resources                     48,405           3,148       Total Web Portals/ISP                                          4,329
                                                       ______________                                                             ______________

Total Oil Companies-Exploration & Production                   7,152       Total Common Stock (Cost $156,847)                           195,012
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Integrated - 0.9%                                            Affiliated Mutual Fund - 2.3%
Petroleo Brasileiro ADR                       49,440           1,793       Old Mutual Cash Reserves Fund,
                                                       ______________         Institutional Class, 0.10% (A)          4,675,122           4,675
                                                                                                                                  ______________
Total Oil Companies-Integrated                                 1,793
_____________________________________________________________________      Total Affiliated Mutual Fund (Cost $4,675)                     4,675
                                                                           _____________________________________________________________________
Oil Field Machinery & Equipment - 1.9%
Cameron International*                        88,690           3,810       Total Investments - 100.1% (Cost $161,522)                   199,687
                                                       ______________      _____________________________________________________________________

Total Oil Field Machinery & Equipment                          3,810       Other Assets and Liabilities, Net - (0.1)%                      (260)
_____________________________________________________________________      _____________________________________________________________________

Oil-Field Services - 2.7%                                                  Total Net Assets - 100.0%                              $     199,427
Halliburton                                   83,730           2,769       _____________________________________________________________________
Schlumberger                                  42,586           2,624
                                                       ______________      For descriptions of abbreviations and footnotes, please refer to page 89.
Total Oil-Field Services                                       5,393
_____________________________________________________________________

Pharmacy Services - 1.5%
Express Scripts*                              61,085           2,975
                                                       ______________

Total Pharmacy Services                                        2,975
_____________________________________________________________________

                                                                 31

OLD MUTUAL LARGE CAP GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2010 in valuing the Fund's net assets were as follows (000):

                            Description                                    Level 1         Level 2          Level 3          Total
____________________________________________________________________________________________________________________________________
Investments
   Common Stock                                                           $195,012            $-               $-          $195,012
   Affiliated Mutual Fund                                                    4,675             -                -             4,675
____________________________________________________________________________________________________________________________________

   Total Investments                                                      $199,687            $-               $-          $199,687
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 32

OLD MUTUAL STRATEGIC SMALL COMPANY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC; Copper Rock Capital Partners LLC; and Eagle Asset Management, Inc.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual Strategic Small Company Fund (the "Fund") underperformed its benchmark, the Russell 2000 Growth Index (the "Index"). The Fund's Class Z shares posted a -0.95% return versus a 2.43% return for the Index. Performance for all share classes can be found on page 36.

Q.   What investment environment did the Fund face during the past period?

A.   During the period, fears of a double-dip recession began to abate, and the tone of the stock market in the U.S. and abroad improved markedly. Firms were no longer cutting inventories, U.S. corporate profits were advancing smartly, and strong recoveries were under way in many developing countries - suggesting that lagging job creation may be on the verge of accelerating. However, sustaining the economic recovery and the attendant bull market may be a matter of confidence. Some corporations, the major beneficiaries of globalization, have seen their profits rise by as much as 50% from their lows, to levels that are only about 8% below pre-crisis highs. Conversely, private sector employment has barely recovered, and still stands at about the same level as at the depth of the recession.

Q.   Which market factors influenced the Fund's relative performance?

A.   Ashfield Capital Partners, LLC ("Ashfield") notes this period has been difficult for its investment approach with respect to the portion of the Fund it sub-advises, as investor sentiment has yet to favor the high quality, yet reasonably valued small-capitalization stocks Ashfield's research favors. At this juncture in the recovery, investors have seemingly discarded fundamentals in favor of macro factors. While the bulk of the underperformance for Ashfield's portion of the Fund is seemingly attributable to poor security selection in the information technology, consumer discretionary and industrials sectors, underpinning it all has been the significant overweight in the companies with the lowest price/earnings to growth (PEG) ratio -
     in other words, the quintile with the worst performance during the period, but the quintile Ashfield's research suggests will produce the best long-term performance. Additional macro contributors during the period include poor performance by Ashfield's foreign stocks amidst the European sovereign debt meltdown. Furthermore, for-profit educational stocks also fared poorly given the increased political risk in an election year of additional industry regulation.

     Copper Rock Capital Partners LLC ("Copper Rock") notes the second quarter of 2010 was a reversal from the positive strength the markets had shown in January through March. Volatility returned as Europe continued to work through its sovereign debt crisis, and softer-than-expected economic news in the U.S. led investors to fear a possible double-dip recession. For the small-capitalization markets, this was the worst second quarter in history, despite the fact that small-capitalization stocks still managed to outperform their large-capitalization counterparts. Investors fled to traditionally safer havens, like
     Treasuries, as confidence in a U.S. economic recovery waned. This is despite the fact that equities, on average, appeared much more attractive than Treasuries during the quarter. Even as corporate earnings were relatively strong in April and May, the macro conditions in the market have continued to outweigh any positive microeconomic signs demonstrated by the smaller, growth companies in which Copper Rock invests. Although growth outperformed value during the period and small fared better than large, investors continued to look for reassurance that a double-dip recession is not on the horizon for the U.S. The third quarter of
     2010 experienced similar volatility to what was seen earlier in the year, as correlations spiked to all-time highs amidst a lingering fear of a global double-dip recession. This fear dissipated by quarter-end as all markets were up substantially in the period. Volatility fluctuated as the market moved back and forth from "risk-on" to "risk-off" and back again. During the third quarter, the challenging relative underperformance was mainly attributable to style, mostly driven by the extreme move in beta, where stocks with the highest beta outperformed. The highest beta stocks outperformed the lowest beta stocks by wide margins, causing tremendous headwinds for active, fundamental growth managers.

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual Strategic Small Company Fund underperformed its benchmark, the Russell 2000 Growth Index. The Fund's Class Z shares posted a -0.95% return versus a 2.43% return for the Index.

o    Among the individual stocks that contributed to Fund performance were Quest Software, a creator of virtual environments,
     LogMeIn, a provider of remote-connectivity solutions, and Acme Packet, a provider of session border controllers.

o    Among the stocks that detracted from performance were education stock Capella Education (no longer a Fund holding), digital technology service provider DG FastChannel (no longer a Fund holding), and online marketing products provider VistaPrint (no longer a Fund holding).

                                                                                                        Strategic Small Company Fund

                                                                 33

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC; Copper Rock Capital Partners LLC; and Eagle Asset Management, Inc.

Top Ten Holdings
as of September 30, 2010*

Buffalo Wild Wings                                                          1.1%
___________________________________________________________________________________

IDEX                                                                        1.1%
___________________________________________________________________________________

Portfolio Recovery Associates                                               1.1%
___________________________________________________________________________________

Plexus                                                                      1.0%
___________________________________________________________________________________

Align Technology                                                            1.0%
___________________________________________________________________________________

iShares Russell 2000 Growth
Index Fund                                                                  0.9%
___________________________________________________________________________________

Plantronics                                                                 0.9%
___________________________________________________________________________________

LogMeIn                                                                     0.9%
___________________________________________________________________________________

Oasis Petroleum                                                             0.9%
___________________________________________________________________________________

Steven Madden                                                               0.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            9.8%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

     Eagle Asset Management, Inc. ("Eagle") notes that during the second quarter of 2010, there was still concern that the U.S.
     economy would fall back into a recession, and, as a result, junk stocks performed poorly after their record-breaking relative performance in 2009 and the beginning of 2010. However, stocks that offer what Eagle views as safety and stability fell back out of favor in the third quarter of 2010, while junk stocks rallied again. A strategy of investing in stocks with the most return volatility worked well in the second half of 2009 and most of 2010.

     Eagle believes the explanation for the low-quality rallies of 2009 and 2010 lies in high stock correlations. (Correlation measures the strength of relationships between characteristics.) Eagle notes that the high stock correlations seen in much of
     2010 is unusual because high correlations historically have occurred in down markets. In Eagle's opinion, in this environment, individual stock risk appears to matter less, while market factors such as beta matter more, and this high-beta/low-beta switch has become more pronounced during the period. Given the magnitude and length of the outperformance of low-quality stocks, Eagle believes higher-quality stocks have potential going forward.

Q.   How did portfolio composition affect Fund performance?

A.   Among the individual stocks that contributed to Fund performance were Quest Software, a creator of virtual environments,
     LogMeIn, a provider of remote-connectivity solutions, and Acme Packet, a provider of session border controllers. Quest Software beat earnings in July due to growth in its virtualization business, which sells data-backup software. During the second quarter, LogMeIn reported strong growth in all of its major product lines, an increase in its customer base, and an increase in revenue and cash flow. Acme Packet saw an increase in its stock price after reporting a consecutive quarter of strong results ahead of estimates. The company has become the de facto standard in session border controllers with very little competition.

     On the other side of the equation, among the stocks that detracted from performance were education stock Capella Education (no longer a Fund holding), digital technology service provider DG FastChannel (no longer a Fund holding), and online marketing products provider VistaPrint (no longer a Fund holding). Capella Education underperformed, as for-profit colleges participating in Title IX aid programs came under regulatory scrutiny, and their continued participation in such programs became murky due to the regulatory uncertainties. DG FastChannel was sold after the company pre-announced negative third-quarter results at the end of August, just three weeks after reporting very strong second-quarter results. VistaPrint experienced a slowdown in its business throughout the summer, despite expectations that growth would be bolstered by a national television ad campaign.

Q.   What is the investment outlook for the small-cap equity market?

A.   Ashfield believes that all that is necessary to set the stage for a significant rally is a change in investor sentiment.
     Ashfield believes sentiment is likely to change at any time, and resurgence in corporate hiring or an unhappy electorate
     Casting its vote in November will likely be the catalyst. In the context of an improving business climate, one would expect a resumption of the normal business cycle, which necessarily includes rising rates. It has been Ashfields view that unusually low rates have fostered an environment in which high financial leverage and high overall valuations have thrived. And, with the majority of the leading economic indicators being positive, Ashfields research suggests that the most vulnerable small-
     capitalization stocks - as rates begin to rise - are those with higher multiples and those employing significant financial leverage. In other words, Ashfield expects its small-capitalization stocks to re-link with their fundamentals as the recovery continues to unfold and believes it has positioned the portion of the Fund it sub-advises to benefit from a sustainable economic recovery.

Strategic Small Company Fund

                                                                34

Copper Rock notes that at the start of the fourth quarter, the strategy for the portion of the Fund it sub-advises is broadly positioned with secular growth ideas across all of the sectors, with the exception of telecommunication services and utilities.
While Copper Rock's portion of the Fund is overweight the information technology sector, it is not bullish on all of technology.
Copper Rock believes that it owns a basket of stocks with highly innovative and differentiated products. Over the next several years Copper Rock believes that these stocks have the potential to outgrow other companies that supply more commodity or PC-related products. Copper Rock believes that the growth in connected devices and cloud computing is most reminiscent of the introduction of networked PCs in the 1990s.

Copper Rock continues to expect market dynamics will look considerably different as we finish 2010 and enter 2011. Copper Rock expects the U.S. economy should grow and contract in a tighter range going forward, and, as such, correlations should drop from all-time high levels. This should begin to put a premium on growth again, and stock selection could play a much more integral role in performance for the foreseeable future. Copper Rock believes leading indicators have peaked and another important metric for small-capitalization growth stocks - upwards revisions to earnings - has also peaked. Historically, when these factors have peaked simultaneously, it has typically been a good predictor of positive performance for small-capitalization growth names. This is because, in Copper Rock's opinion, the market seeks out growth, which becomes scarcer during these periods, and, thus, the companies with superior fundamentals and earnings typically perform better. Copper Rock continues to be patient in its execution and intends to remain positioned with high-quality companies that Copper Rock believes can grow into much larger ones.

Eagle notes portfolio managers in the small-capitalization space - faced with a continued low-quality rally - have not been rewarded for stock selection. Eagle is a low-beta, low-risk manager and the firm feels it has not, and will not, look its best on a relative basis when the markets disproportionately favor those stocks with high beta. Nonetheless, Eagle believes the current market is creating opportunities. In Eagle's opinion, stocks that grow earnings despite a sluggish economy may not be rewarded now if group trading (i.e., investors moving in and out of sectors without regard to individual companies' fundaments) continues. Eagle is taking advantage of what the firm views as this mispricing opportunity to invest in companies it believes have solid growth expectations and reasonable prices. Eagle is purchasing companies awash in free cash flow with very high operating margins and low capital spending, thereby leading to a high corporate savings rate. Eagle is maintaining positions in: technology stocks; capital spending, industrial-type stocks; and what it believes are some merger targets. Though it is no sure thing that spending will come back from low levels, Eagle believes the stocks that its portion of the Fund owns are selling at attractive valuations. And, in
Eagle's opinion, the current low-growth macroeconomic climate may just be the catalyst to refocus investor's attention on those stocks that really have the potential to grow.

                                                                                                        Strategic Small Company Fund

                                                                35

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010
____________________________________________________________________________________________________________________________________

                                                                                      Annualized       Annualized       Annualized
                                          Inception       6 Month      1 Year           5 Year           10 Year        Inception
                                            Date          Return       Return           Return           Return          to Date
____________________________________________________________________________________________________________________________________

Class Z                                    12/31/96      (0.95)%         9.76%           0.05%           (1.50)%          6.03%
Class A with load                          07/31/03      (6.73)%         3.12%          (1.36)%            n/a            2.99%
Class A without load                       07/31/03      (1.08)%         9.41%          (0.18)%            n/a            3.85%
Institutional Class                        12/20/06 (1)  (0.95)%         9.95%            n/a              n/a           (2.92)%
Russell 2000 Growth Index                  12/31/96       2.43%         14.79%           2.35%           (0.13)%          3.34%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative indexes can be found on pages 1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

As of January 1, 2006, certain of the Fund's assets began to be managed by sub-advisers different than the Fund's former adviser, and the Fund's former adviser became a sub-adviser to the Fund. In addition, effective following the close of business on February
27, 2009, the Fund's former co-sub-adviser was replaced with Ashfield Capital Partners, LLC. As a result, the Funds performance prior to these dates may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through September 1, 2010) are 1.74% and 1.30%; 3.18% and 1.55%; and 1.14% and 1.05%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Strategic Small Company Fund, Class Z	Russell 2000 Growth Index
3/31/00	10,000	10,000
3/31/01	7,296	6,019
3/31/02	8,075	6,317
3/31/03	5,267	4,319
3/31/04	8,263	7,047
3/31/05	8,740	7,109
3/31/06	10,527	9,088
3/31/07	11,066	9,230
3/31/08	9,849	8,405
3/31/09	6,415	5,348
3/31/10	9,530	8,575
9/30/10	9,439	8,783

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents Total	1.3%
Consumer Discretionary Total	16.8%
Consumer Staples Total	2.2%
Energy Total	4.4%
Financials Total	10.0%
Health Care Total	13.0%
Industrials Total	16.4%
Information Technology Total	29.1%
Investment Company	0.9%
Materials Total	4.9%
Telecommunication Services Total	0.3%
Utilities Total	0.7%

                                                                36

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2010 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.9%                                                       Batteries/Battery Systems - 0.4%
Advertising Agencies - 0.1%                                                EnerSys*                                      14,465   $        361
MDC Partners                                   8,902   $        119                                                               ______________
                                                       ______________
                                                                           Total Batteries/Battery Systems                                 361
Total Advertising Agencies                                      119        ____________________________________________________________________
_____________________________________________________________________
                                                                           Broadcast Services/Programming - 0.6%
Aerospace/Defense - 0.8%                                                   Acacia Research - Acacia Technologies*        33,420            588
Teledyne Technologies*                        10,160            404                                                               ______________
TransDigm Group                                6,596            409
                                                       ______________      Total Broadcast Services/Programming                            588
                                                                           ____________________________________________________________________
Total Aerospace/Defense                                         813
_____________________________________________________________________      Building & Construction-Miscellaneous - 0.4%
                                                                           Insituform Technologies, Cl A*                16,560            400
Aerospace/Defense-Equipment - 0.7%                                                                                                ______________
Heico                                         11,240            513
Triumph Group                                  2,342            175        Total Building & Construction-Miscellaneous                     400
                                                       ______________      _____________________________________________________________________

Total Aerospace/Defense-Equipment                               688        Building-Mobile Home/Manufactured Housing - 0.3%
_____________________________________________________________________      Thor Industries                               10,054            336
                                                                                                                                  ______________
Airlines - 0.6%
Alaska Air Group*                              3,164            161        Total Building-Mobile Home/
Copa Holdings, Cl A                            7,957            429           Manufactured Housing                                         336
                                                       ______________      _____________________________________________________________________

Total Airlines                                                  590        Cellular Telecommunications - 0.3%
_____________________________________________________________________      Syniverse Holdings*                           14,355            325
                                                                                                                                  ______________
Alternative Waste Technologies - 0.4%
Calgon Carbon*                                25,263            366        Total Cellular Telecommunications                               325
                                                       ______________      _____________________________________________________________________

Total Alternative Waste Technologies                            366        Chemicals-Diversified - 0.9%
_____________________________________________________________________      Olin                                          21,138            426
                                                                           Solutia*                                      30,965            496
Apparel Manufacturers - 1.3%                                                                                                      ______________
G-III Apparel Group*                          12,720            399
Oxford Industries                              9,655            230        Total Chemicals-Diversified                                     922
Under Armour, Cl A*                           11,169            503        _____________________________________________________________________
VF                                             2,315            188
                                                       ______________      Chemicals-Specialty - 1.5%
                                                                           Albemarle                                      6,745            316
Total Apparel Manufacturers                                   1,320        Balchem                                       11,914            368
_____________________________________________________________________      NewMarket                                      4,795            545
                                                                           Stepan                                         3,535            209
Applications Software - 1.9%                                                                                                      ______________
NetSuite*                                     17,507            413
Progress Software*                            22,868            757        Total Chemicals-Specialty                                     1,438
Quest Software*                               27,954            687        _____________________________________________________________________
                                                       ______________
                                                                           Circuit Boards - 0.4%
Total Applications Software                                   1,857        TTM Technologies*                             44,515            436
_____________________________________________________________________                                                             ______________

Auction House/Art Dealer - 0.6%                                            Total Circuit Boards                                            436
Sotheby's                                    17,246             635        _____________________________________________________________________
                                                       ______________
                                                                           Coffee - 0.6%
Total Auction House/Art Dealer                                  635        Green Mountain Coffee Roasters*               20,075            626
_____________________________________________________________________                                                             ______________

Auto Repair Centers - 0.8%                                                 Total Coffee                                                    626
Monro Muffler Brake                           16,354            754        _____________________________________________________________________
                                                       ______________
                                                                           Commercial Banks-Southern US - 0.9%
Total Auto Repair Centers                                       754        Cardinal Financial                            47,532            457
_____________________________________________________________________      First Citizens BancShares, Cl A                2,120            393
                                                                                                                                  ______________
Auto/Truck Parts & Equipment-Original - 0.7%
Amerigon*                                     17,261            178        Total Commercial Banks-Southern US                              850
Modine Manufacturing*                         23,585            306        _____________________________________________________________________
Tenneco*                                       8,409            244
                                                       ______________      Commercial Services - 0.7%
                                                                           HMS Holdings*                                 11,279            665
Total Auto/Truck Parts & Equipment-Original                     728                                                               ______________
_____________________________________________________________________
                                                                           Total Commercial Services                                       665
Auto-Medium & Heavy Duty Trucks - 0.4%                                     _____________________________________________________________________
Oshkosh*                                      16,020            441
                                                       ______________      Commercial Services-Finance - 0.5%
                                                                           Dollar Financial*                             11,327            236
Total Auto-Medium & Heavy Duty Trucks                           441        SEI Investments                               14,175            288
_____________________________________________________________________                                                             ______________

                                                                           Total Commercial Services-Finance                               524
                                                                           _____________________________________________________________________

                                                                37

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2010 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Computer Graphics - 0.4%                                                   Drug Delivery Systems - 0.2%
Monotype Imaging Holdings*                    40,208   $        368        Nektar Therapeutics*                          11,761   $        174
                                                       ______________                                                             ______________

Total Computer Graphics                                         368        Total Drug Delivery Systems                                     174
_____________________________________________________________________      _____________________________________________________________________

Computer Services - 1.0%                                                   E-Commerce/Products - 0.4%
iGate                                         25,399            461        Shutterfly*                                    9,451            246
IHS, Cl A*                                     4,981            339        US Auto Parts Network*                        18,652            153
VanceInfo Technologies ADR*                    6,709            217                                                               ______________
                                                       ______________
                                                                           Total E-Commerce/Products                                       399
Total Computer Services                                       1,017        _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Services - 0.3%
Computers-Integrated Systems - 0.4%                                        OpenTable*                                     4,061            276
Riverbed Technology*                           8,193            373                                                               ______________
                                                       ______________
                                                                           Total E-Commerce/Services                                       276
Total Computers-Integrated Systems                              373        _____________________________________________________________________
_____________________________________________________________________
                                                                           Educational Software - 0.4%
Computers-Memory Devices - 1.0%                                            Blackboard*                                   11,255            406
Netezza*                                      23,363            630                                                               ______________
Smart Modular Technologies WWH*               65,340            394
                                                       ______________      Total Educational Software                                      406
                                                                           _____________________________________________________________________
Total Computers-Memory Devices                                1,024
_____________________________________________________________________      Electric Products-Miscellaneous - 0.6%
                                                                           AMETEK                                         6,550            313
Consulting Services - 1.2%                                                 GrafTech International*                       16,689            261
Advisory Board*                                7,616            336                                                               ______________
FTI Consulting*                               14,115            490
Gartner*                                      10,666            314        Total Electric Products-Miscellaneous                           574
                                                       ______________      _____________________________________________________________________

Total Consulting Services                                     1,140        Electric-Distribution - 0.2%
_____________________________________________________________________      EnerNOC*                                       5,405            170
                                                                                                                                  ______________
Containers-Metal/Glass - 0.9%
Crown Holdings*                                7,525            216        Total Electric-Distribution                                     170
Greif, Cl A                                   10,709            630        _____________________________________________________________________
                                                       ______________
                                                                           Electric-Transmission - 0.3%
Total Containers-Metal/Glass                                    846        ITC Holdings                                   4,872            303
_____________________________________________________________________                                                             ______________

Containers-Paper/Plastic - 0.4%                                            Total Electric-Transmission                                     303
Rock-Tenn, Cl A                                7,981            398        _____________________________________________________________________
                                                       ______________
                                                                           Electronic Components-Miscellaneous - 1.5%
Total Containers-Paper/Plastic                                  398        OSI Systems*                                  12,770            464
_____________________________________________________________________      Plexus*                                       35,176          1,032
                                                                                                                                  ______________
Data Processing/Management - 0.2%
Fiserv*                                        4,565            246        Total Electronic Components-Miscellaneous                     1,496
                                                       ______________      _____________________________________________________________________

Total Data Processing/Management                                246        Electronic Components-Semiconductors - 4.6%
_____________________________________________________________________      Applied Micro Circuits*                       20,259            203
                                                                           Cavium Networks*                              12,275            353
Dental Supplies & Equipment - 1.0%                                         Diodes*                                       19,274            329
Align Technology*                             49,982            979        Entropic Communications*                      75,109            721
                                                       ______________      Integrated Silicon Solution*                  42,985            370
                                                                           Microchip Technology                           5,680            179
Total Dental Supplies & Equipment                               979        Mindspeed Technologies*                       30,630            238
_____________________________________________________________________      Netlogic Microsystems*                        20,376            562
                                                                           Rovi*                                          8,470            427
Distribution/Wholesale - 0.4%                                              Skyworks Solutions*                           34,249            708
WESCO International*                          11,185            439        Spreadtrum Communications ADR*                40,270            486
                                                       ______________                                                             ______________

Total Distribution/Wholesale                                    439        Total Electronic Components-Semiconductors                    4,576
_____________________________________________________________________      _____________________________________________________________________

Diversified Manufacturing Operations - 2.4%                                Electronic Connectors - 0.2%
Actuant, Cl A                                 30,219            694        Amphenol, Cl A                                 4,525            222
AZZ                                            9,280            398                                                               ______________
ESCO Technologies                              9,906            329
Griffon*                                      31,881            389        Total Electronic Connectors                                     222
Leggett & Platt                                9,390            214        _____________________________________________________________________
Matthews International                        11,029            390
                                                       ______________

Total Diversified Manufacturing Operations                    2,414
_____________________________________________________________________

                                                                38

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electronic Design Automation - 0.4%                                        Finance-Other Services - 0.6%
Synopsys*                                     14,130   $        350        Higher One Holdings*                          20,051   $        331
                                                       ______________      IntercontinentalExchange*                      2,895            303
                                                                                                                                  ______________
Total Electronic Design Automation                              350
_____________________________________________________________________      Total Finance-Other Services                                    634
                                                                           _____________________________________________________________________
Electronic Security Devices - 0.3%
American Science & Engineering                 4,402            324        Food-Baking - 0.4%
                                                       ______________      Flowers Foods                                 16,730            416
                                                                                                                                  ______________
Total Electronic Security Devices                               324
_____________________________________________________________________      Total Food-Baking                                               416
                                                                           _____________________________________________________________________
E-Marketing/Information - 1.1%
comScore*                                     10,610            250        Food-Canned - 0.1%
Constant Contact*                              2,516             54        TreeHouse Foods*                               1,873             86
Liquidity Services*                           21,507            344                                                               ______________
QuinStreet*                                    9,247            139
ValueClick*                                   25,755            337        Total Food-Canned                                                86
                                                       ______________      _____________________________________________________________________

Total E-Marketing/Information                                 1,124        Food-Miscellaneous/Diversified - 0.4%
_____________________________________________________________________      Lance                                         16,440            350
                                                                                                                                  ______________
Energy-Alternate Sources - 0.5%
Trina Solar ADR*                              14,748            445        Total Food-Miscellaneous/Diversified                            350
                                                       ______________      _____________________________________________________________________

Total Energy-Alternate Sources                                  445        Food-Wholesale/Distribution - 0.3%
_____________________________________________________________________      United Natural Foods*                          9,283            308
                                                                                                                                  ______________
Engines-Internal Combustion - 0.3%
Briggs & Stratton                             17,015            323        Total Food-Wholesale/Distribution                               308
                                                       ______________      _____________________________________________________________________

Total Engines-Internal Combustion                               323        Footwear & Related Apparel - 1.6%
_____________________________________________________________________      Steven Madden*                                20,305            834
                                                                           Wolverine World Wide                          26,524            769
Enterprise Software/Services - 1.1%                                                                                              ______________
MedAssets*                                    31,205            657
Ultimate Software Group*                      11,240            434        Total Footwear & Related Apparel                              1,603
                                                       ______________      _____________________________________________________________________

Total Enterprise Software/Services                            1,091        Gas-Distribution - 0.4%
_____________________________________________________________________      UGI                                           14,341            410
                                                                                                                                  ______________
E-Services/Consulting - 0.8%
GSI Commerce*                                 15,110            373        Total Gas-Distribution                                          410
Sapient                                       37,878            453        _____________________________________________________________________
                                                       ______________
                                                                           Hotels & Motels - 0.3%
Total E-Services/Consulting                                     826        Home Inns & Hotels Management ADR*             5,673            280
_____________________________________________________________________                                                             ______________

Filtration/Separation Products - 0.8%                                      Total Hotels & Motels                                           280
Polypore International*                       27,261            822        _____________________________________________________________________
                                                       ______________
                                                                           Human Resources - 0.9%
Total Filtration/Separation Products                            822        51job ADR*                                     3,290            123
_____________________________________________________________________      Emergency Medical Services, Cl A*              6,651            354
                                                                           Korn/Ferry International*                     25,325            419
Finance-Consumer Loans - 1.3%                                                                                                    ______________
Encore Capital Group*                          7,125            128
Portfolio Recovery Associates*                16,159          1,045        Total Human Resources                                           896
SLM*                                           5,790             67        _____________________________________________________________________
                                                       ______________
                                                                           Industrial Audio & Video Products - 0.9%
Total Finance-Consumer Loans                                  1,240        Dolby Laboratories, Cl A*                      4,119            234
_____________________________________________________________________      Imax*                                         22,275            376
                                                                           Sonic Solutions*                              22,069            251
Finance-Credit Card - 0.2%                                                                                                       ______________
Discover Financial Services                   10,515            175
                                                       ______________      Total Industrial Audio & Video Products                         861
                                                                           _____________________________________________________________________
Total Finance-Credit Card                                       175
_____________________________________________________________________      Industrial Automation/Robot - 0.3%
                                                                           Cognex                                        10,280            276
Finance-Investment Banker/Broker - 0.8%                                                                                          ______________
Evercore Partners, Cl A                       18,879            540
Oppenheimer Holdings, Cl A                     9,410            263        Total Industrial Automation/Robot                               276
                                                       ______________      _____________________________________________________________________

Total Finance-Investment Banker/Broker                          803        Instruments-Scientific - 0.7%
_____________________________________________________________________      FEI*                                          33,705            660
                                                                                                                                  ______________

                                                                           Total Instruments-Scientific                                    660
                                                                           _____________________________________________________________________

                                                                39

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Insurance Brokers - 0.4%                                                   Medical-Biomedical/Genetic - 1.7%
CNinsure ADR                                  14,865   $         347       Bio-Rad Laboratories, Cl A*                     5,625  $         509
                                                       ______________      Emergent Biosolutions*                         42,980            742
                                                                           Martek Biosciences*                            17,533            397
Total Insurance Brokers                                          347                                                              ______________
_____________________________________________________________________
                                                                           Total Medical-Biomedical/Genetic                               1,648
Internet Application Software - 0.3%                                       _____________________________________________________________________
Art Technology Group*                         74,670             308
                                                       ______________      Medical-Drugs - 0.2%
                                                                           Valeant Pharmaceuticals International           9,475            237
Total Internet Application Software                              308                                                              ______________
_____________________________________________________________________
                                                                           Total Medical-Drugs                                              237
Internet Content-Information Networks - 0.2%                               _____________________________________________________________________
Dice Holdings*                                11,957             101
Travelzoo*                                     4,177             107       Medical-Generic Drugs - 0.4%
                                                       ______________      Impax Laboratories*                            21,445            425
                                                                                                                                  ______________
Total Internet Content-Information Networks                      208
_____________________________________________________________________      Total Medical-Generic Drugs                                      425
                                                                           _____________________________________________________________________
Internet Infrastructure Software - 0.3%
AsiaInfo Holdings*                            14,735             291       Medical-Outpatient/Home Medical - 0.7%
                                                       ______________      Air Methods*                                    5,859            244
                                                                           Almost Family*                                  5,796            172
Total Internet Infrastructure Software                           291       Gentiva Health Services*                       13,570            297
_____________________________________________________________________                                                             ______________

Lasers-Systems/Components - 0.5%                                           Total Medical-Outpatient/Home Medical                            713
Coherent*                                     11,495             460       _____________________________________________________________________
                                                       ______________
                                                                           Metal Processors & Fabricators - 0.2%
Total Lasers-Systems/Components                                  460       Ladish*                                         6,815            212
_____________________________________________________________________                                                             ______________

Machinery-Electrical - 0.3%                                                Total Metal Processors & Fabricators                             212
Baldor Electric                                8,001             323       _____________________________________________________________________
                                                       ______________
                                                                           Miscellaneous Manufacturing - 0.2%
Total Machinery-Electrical                                       323       Trimas*                                        10,215            152
_____________________________________________________________________                                                             ______________

Machinery-General Industry - 2.4%                                          Total Miscellaneous Manufacturing                                152
Applied Industrial Technologies               13,025             399       _____________________________________________________________________
Chart Industries*                             22,390             456
IDEX                                          29,735           1,056       Motion Pictures & Services - 0.5%
Roper Industries                               3,950             257       DreamWorks Animation SKG, Cl A*                15,902            507
Tennant                                        7,090             219                                                              ______________
                                                       ______________
                                                                           Total Motion Pictures & Services                                 507
Total Machinery-General Industry                               2,387       _____________________________________________________________________
_____________________________________________________________________
                                                                           Multilevel Direct Selling - 0.3%
Medical Information Systems - 0.6%                                         Nu Skin Enterprises                            11,685            337
athenahealth*                                 18,710             618                                                              ______________
                                                       ______________
                                                                           Total Multilevel Direct Selling                                  337
Total Medical Information Systems                                618       _____________________________________________________________________
_____________________________________________________________________
                                                                           Networking Products - 2.0%
Medical Instruments - 1.4%                                                 Acme Packet*                                   10,134            384
Bruker*                                       35,380             496       Atheros Communications*                        10,348            273
St. Jude Medical*                              8,795             346       LogMeIn*                                       24,394            878
Thoratec*                                     15,476             572       Netgear*                                       16,575            448
                                                       ______________                                                             ______________

Total Medical Instruments                                      1,414       Total Networking Products                                      1,983
_____________________________________________________________________      _____________________________________________________________________

Medical Labs & Testing Services - 0.3%                                     Non-Ferrous Metals - 0.4%
Laboratory Corp of America Holdings*           3,435             269       Brush Engineered Materials*                    12,390            352
                                                       ______________                                                             ______________

Total Medical Labs & Testing Services                            269       Total Non-Ferrous Metals                                         352
_____________________________________________________________________      _____________________________________________________________________

Medical Products - 1.9%                                                    Non-Hazardous Waste Disposal - 0.4%
American Medical Systems Holdings*            22,896             448       Waste Connections*                             10,991            436
Hanger Orthopedic Group*                      18,190             264                                                              ______________
Hospira*                                       2,990             170
Orthofix International*                       12,449             391       Total Non-Hazardous Waste Disposal                               436
Zoll Medical*                                 17,477             564       _____________________________________________________________________
                                                       ______________
                                                                           Oil & Gas Drilling - 0.3%
Total Medical Products                                         1,837       Rowan*                                         10,643            323
_____________________________________________________________________                                                             ______________

                                                                           Total Oil & Gas Drilling                                         323
                                                                           _____________________________________________________________________

                                                                 40

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Oil Companies-Exploration & Production - 2.4%                              REITs-Apartments - 0.2%
Atlas Energy*                                 14,173   $         406       Associated Estates Realty                       12,552  $        175
Brigham Exploration*                          14,131             265                                                              ______________
Northern Oil and Gas*                         10,745             182
Oasis Petroleum*                              44,868             869       Total REITs-Apartments                                           175
Rosetta Resources*                            14,355             337       _____________________________________________________________________
Whiting Petroleum*                             2,990             286
                                                       ______________      REITs-Diversified - 0.5%
                                                                           DuPont Fabros Technology                        17,865           449
Total Oil Companies-Exploration & Production                   2,345                                                              ______________
_____________________________________________________________________
                                                                           Total REITs-Diversified                                          449
Oil Field Machinery & Equipment - 0.4%                                     _____________________________________________________________________
Dresser-Rand Group*                           11,255             415
                                                       ______________      REITs-Hotels - 0.7%
                                                                           Ashford Hospitality Trust*                      39,240           355
Total Oil Field Machinery & Equipment                            415       LaSalle Hotel Properties                        14,715           344
_____________________________________________________________________                                                             ______________

Oil-Field Services - 1.3%                                                  Total REITs-Hotels                                               699
CARBO Ceramics                                 8,354             677       _____________________________________________________________________
Tesco*                                        46,965             565
                                                       ______________      Rental Auto/Equipment - 0.4%
                                                                           United Rentals*                                 29,325           435
Total Oil-Field Services                                       1,242                                                              ______________
_____________________________________________________________________
                                                                           Total Rental Auto/Equipment                                      435
Paper & Related Products - 0.8%                                            _____________________________________________________________________
Buckeye Technologies                          33,700             496
Rayonier                                       4,990             250       Research&Development - 0.4%
                                                       ______________      Parexel International*                          17,741           410
                                                                                                                                  ______________
Total Paper & Related Products                                   746
_____________________________________________________________________      Total Research&Development                                       410
                                                                           _____________________________________________________________________
Pharmacy Services - 0.7%
Catalyst Health Solutions*                    12,725             448       Retail-Apparel/Shoes - 1.1%
SXC Health Solutions*                          6,286             229       Express*                                        15,836           241
                                                       ______________      Finish Line, Cl A                               23,065           321
                                                                           Guess?                                           4,581           186
Total Pharmacy Services                                          677       Gymboree*                                        8,112           337
_____________________________________________________________________                                                             ______________

Physician Practice Management - 1.4%                                       Total Retail-Apparel/Shoes                                     1,085
IPC The Hospitalist*                          30,149             824       _____________________________________________________________________
Mednax*                                       10,905             581
                                                       ______________      Retail-Automobile - 1.1%
                                                                           America's Car-Mart*                              7,040           177
Total Physician Practice Management                            1,405       Group 1 Automotive*                             22,704           678
_____________________________________________________________________      Lithia Motors, Cl A                             21,635           207
                                                                                                                                  ______________
Power Conversion/Supply Equipment - 0.5%
Hubbell, Cl B                                  9,139             464       Total Retail-Automobile                                        1,062
                                                       ______________      _____________________________________________________________________

Total Power Conversion/Supply Equipment                          464       Retail-Discount - 0.5%
_____________________________________________________________________      99 Cents Only Stores*                           23,605           446
                                                                                                                                  ______________
Property/Casualty Insurance - 2.3%
Amerisafe*                                    23,960             450       Total Retail-Discount                                            446
Employers Holdings                            10,710             169       _____________________________________________________________________
Enstar Group*                                  5,420             393
Hanover Insurance Group                       10,400             489       Retail-Fabric Store - 0.4%
ProAssurance*                                  8,125             468       Jo-Ann Stores*                                   9,195           410
Wesco Financial                                  950             340                                                              ______________
                                                       ______________
                                                                           Total Retail-Fabric Store                                        410
Total Property/Casualty Insurance                              2,309       _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Home Furnishings - 0.5%
Publishing-Books - 0.8%                                                    Pier 1 Imports*                                 55,345           453
John Wiley & Sons, Cl A                       18,931             773                                                              ______________
                                                       ______________
                                                                           Total Retail-Home Furnishings                                    453
Total Publishing-Books                                           773       _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Pawn Shops - 0.7%
Reinsurance - 0.8%                                                         Ezcorp, Cl A*                                   18,630           373
Allied World Assurance Holdings               10,302             583       First Cash Financial Services*                  10,400           289
Reinsurance Group of America                   5,265             254                                                              ______________
                                                       ______________
                                                                           Total Retail-Pawn Shops                                          662
Total Reinsurance                                                837       _____________________________________________________________________
_____________________________________________________________________

                                                                 41

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - concluded
________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2009 (UNAUDITED)

_____________________________________________________________________    _____________________________________________________________________

Description                               Shares        Value (000)      Description                               Shares        Value (000)
_____________________________________________________________________    _____________________________________________________________________

Retail-Perfumes&Cosmetics - 0.4%                                         Telecommunications Equipment-Fiber Optics - 1.8%
Ulta Salon Cosmetics & Fragrance*             12,524    $        366     Finisar*                                        37,133   $       698
                                                       ______________    Harmonic*                                       24,205           167
                                                                         IPG Photonics*                                   8,514           206
Total Retail-Perfumes&Cosmetics                                  366     Oclaro*                                         30,040           481
_____________________________________________________________________    Sycamore Networks*                               6,207           201
                                                                                                                                ______________
Retail-Restaurants - 2.0%
BJ's Restaurants*                             12,786             360     Total Telecommunications Equipment-Fiber Optics                1,753
Buffalo Wild Wings*                           23,589           1,130     _____________________________________________________________________
Texas Roadhouse*                              32,685             459
                                                       ______________    Theaters - 1.0%
Total Retail-Restaurants                                       1,949     Cinemark Holdings                               26,267           423
_____________________________________________________________________    National CineMedia                              30,892           553
                                                                                                                                ______________
Retail-Sporting Goods - 0.3%
Hibbett Sports*                                9,730             243     Total Theaters                                                   976
                                                       ______________    _____________________________________________________________________
Total Retail-Sporting Goods                                      243
_____________________________________________________________________    Therapeutics - 0.1%
                                                                         Onyx Pharmaceuticals*                            5,260           139
Retail-Vitamins/Nutrition Supplements - 0.5%                                                                                    ______________
Vitamin Shoppe*                               19,187             527
                                                       ______________    Total Therapeutics                                               139
Total Retail-Vitamins/Nutrition Supplements                      527     _____________________________________________________________________
_____________________________________________________________________
                                                                         Tools-Hand Held - 0.3%
Satellite Telecommunications - 0.3%                                      Snap-On                                          5,674           264
GeoEye*                                        6,550             265                                                            ______________
                                                       ______________
Total Satellite Telecommunications                               265     Total Tools-Hand Held                                            264
_____________________________________________________________________    _____________________________________________________________________

Schools - 0.2%                                                           Transactional Software - 0.5%
National American University Holdings         23,990             161     VeriFone Holdings*                              15,413           479
                                                       ______________                                                           ______________
Total Schools                                                    161
_____________________________________________________________________    Total Transactional Software                                     479
                                                                         _____________________________________________________________________
Semiconductor Components-Integrated Circuits - 2.3%
Anadigics*                                    40,340             246     Transport-Services - 0.7%
Atmel*                                        38,664             308     HUB Group, Cl A*                                14,916           436
Cirrus Logic*                                 41,985             749     Pacer International*                            49,650           300
Emulex*                                       38,551             402                                                            ______________
Standard Microsystems*                         8,970             205
TriQuint Semiconductor*                       32,181             309     Total Transport-Services                                         736
                                                       ______________    _____________________________________________________________________
Total Semiconductor Components-
   Integrated Circuits                                         2,219     Travel Services - 0.5%
_____________________________________________________________________    Interval Leisure Group*                         37,680           508
                                                                                                                                ______________
Semiconductor Equipment - 2.0%
Amtech Systems*                               12,650             227     Total Travel Services                                            508
Entegris*                                     78,795             368     _____________________________________________________________________
Kulicke & Soffa Industries*                   58,455             362
MKS Instruments*                              18,440             332     Veterinary Diagnostics - 0.2%
Nanometrics*                                  26,485             399     Neogen Corp                                      5,824           197
Veeco Instruments*                             9,455             330                                                            ______________
                                                       ______________
Total Semiconductor Equipment                                  2,018     Total Veterinary Diagnostics                                     197
_____________________________________________________________________    _____________________________________________________________________

Telecommunications Equipment - 1.5%                                      Virtual Reality Products - 0.3%
Anaren Inc                                    13,840             232     RealD*                                          15,377           284
CommScope*                                    14,545             345                                                            ______________
Plantronics                                   27,490             929
                                                       ______________    Total Virtual Reality Products                                   284
Total Telecommunications Equipment                             1,506     _____________________________________________________________________
_____________________________________________________________________
                                                                         Water - 0.3%
                                                                         Pico Holdings*                                   9,735           291
                                                                                                                                ______________

                                                                         Total Water                                                      291
                                                                         _____________________________________________________________________

                                                                         Wire & Cable Products - 0.2%
                                                                         Fushi Copperweld*                               22,480           195
                                                                                                                                ______________

                                                                         Total Wire & Cable Products                                      195
                                                                         _____________________________________________________________________

                                                                 42

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Wireless Equipment - 0.4%
Aruba Networks*                                19,625   $        419
                                                       ______________

Total Wireless Equipment                                         419
                                                       ______________

Total Common Stock (Cost $82,633)                             96,706
_____________________________________________________________________

Investment Company - 0.9%
Growth-Small Cap - 0.9%
iShares Russell 2000 Growth Index Fund         12,499            934
                                                       ______________
Total Growth-Small Cap                                           934
                                                       ______________
Total Investment Company (Cost $832)                             934
_____________________________________________________________________

Affiliated Mutual Fund - 1.3%
Old Mutual Cash Reserves Fund,
   Institutional Class, 0.10% (A)           1,255,431          1,255
                                                       ______________

Total Affiliated Mutual Fund (Cost $1,255)                     1,255
_____________________________________________________________________

Total Investments - 100.1% (Cost $84,720)                     98,895
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.1)%                       (87)
_____________________________________________________________________

Total Net Assets - 100.0%                               $     98,808
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 89.

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2010 in valuing the Fund's net assets were as follows (000):

                            Description                                    Level 1         Level 2          Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                            $96,706           $-              $-             $96,706
   Investment Company                                                          934            -               -                 934
   Affiliated Mutual Fund                                                    1,255            -               -               1,255
____________________________________________________________________________________________________________________________________

Total Investments                                                          $98,895           $-              $-             $98,895
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 43

OLD MUTUAL TS&W MID-CAP VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley LLC

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual TS&W Mid-Cap Value Fund outperformed its benchmark, the
     Russell Midcap Value Index. The Fund's Institutional Class shares posted a 1.64% return versus a 1.40% return for the Index.

o    The top contributors to Fund performance were the information technology, materials and utilities sectors. The top detractors from Fund performance were the consumer discretionary and industrials sectors.

o    Stocks that contributed to the Fund's performance included human resources firm Hewitt Associates, online travel service company Expedia, and fertilizer company CF Industries Holdings.

o    Among the top detractors from the Fund's performance were hard-drive designer and manufacturer Western Digital, tax preparation company H&R Block, and discount clothing retailer Aeropostale.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual TS&W Mid-Cap Value Fund (the "Fund") outperformed its benchmark, the Russell Midcap Value Index (the "Index"). The Fund's Institutional Class shares posted a 1.64% return versus a
     1.40% return for the Index. Performance for all share classes can be found on page 46.

Q.   What investment environment did the Fund face during the past period?

A.   The U.S. has continued on a bumpy path to modest economic recovery. Domestic stocks have faced a "risk on/risk off" environment for several quarters, with investors either seeking risk or avoiding it. The past six months typify this pattern. During the second quarter, the Index posted a decline of -9.57% ("risk off") only to rebound with a return of 12.13% ("risk on") the next quarter. Mid-capitalization stocks generally outperformed the broad market, though value stocks trailed.

     As bond yields declined, investors sought out high-yielding stocks in sectors like utilities. The sector was the largest performance driver in the Index, as it is the second-largest sector in the Index and outperformed in both the down and up legs of the six-month period.

Q.   Which market factors influenced the Fund's relative performance?

A.   The Fund generated outperformance on the basis of stock selection. The top contributors to Fund performance were the information technology, materials and utilities sectors. The Fund owned several names in the materials sector that benefited from an uptick in agricultural prices and increased demand for fertilizers. The Fund's utilities holdings were up as investors bid up shares sporting high yields. The top detractors from Fund performance were the consumer discretionary and industrials sectors. Selection was poor in the consumer discretionary sector as several stocks ranked among the worst performers for the period.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included human resources firm Hewitt Associates, online travel service company Expedia, and fertilizer company CF Industries Holdings. Hewitt Associates is a leading provider of human resources outsourcing and consulting services that was acquired by global reinsurance firm, Aon, at an attractive premium. Expedia's stock appreciated as online booking volumes continued to improve. Shares of CF Industries Holdings rallied after the company completed the acquisition of its competitor, Terra Industries (a former Fund holding). Additionally, growth in the agriculture industry has been fueled by increased global demand for food, especially as emerging markets develop a more westernized diet.

     Among the top detractors from the Fund's performance were hard-drive designer and manufacturer Western Digital, tax preparation company H&R Block, and discount clothing retailer Aeropostale. Shares of Western Digital declined on concerns regarding the outlook for PC demand. H&R Block, the world's largest tax preparation business, came under pressure due to concerns regarding potential costs tied to its defunct mortgage business. Aeropostale's stock declined due to pricing pressure from competitors
     (e.g., Abercrombie and Fitch) that drastically reduced prices to move old inventory.

TS&W Mid-Cap Value Fund

                                                                 44

Q.   What is the investment outlook for the mid-cap value equity market?

A.   The deleveraging process in the public and private sectors continues to create operating challenges for corporate America.
     Thompson, Siegel & Walmsley LLC ("TS&W") believes its emphasis on investing in companies with attractive valuation and improving fundamentals is well suited to the opportunities available in this environment.

     Fund structure will continue to be driven by TS&W's process of identifying stocks with a compelling risk/reward ratio. Some of
     TS&W's current areas of interest are companies focused on information and content delivery, and stocks within the consumer staples sector. TS&W is looking at the rapid changes in the delivery of voice, data and video, as well as new devices including tablets and smartphones. TS&W also notes consumer staples stocks appear attractive based on their stable growth patterns, but valuations are a challenge at present.

Top Ten Holdings
as of September 30, 2010*

Sempra Energy                                                               3.2%
___________________________________________________________________________________

CenterPoint Energy                                                          3.0%
___________________________________________________________________________________

Lender Processing Services                                                  2.9%
___________________________________________________________________________________

CMS Energy                                                                  2.9%
___________________________________________________________________________________

AmerisourceBergen                                                           2.8%
___________________________________________________________________________________

HCC Insurance Holdings                                                      2.7%
___________________________________________________________________________________

PG&E                                                                        2.4%
___________________________________________________________________________________

Forest Laboratories                                                         2.3%
___________________________________________________________________________________

Annaly Capital Management                                                   2.3%
___________________________________________________________________________________

Foster Wheeler                                                              2.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           26.8%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

                                                                                                             TS&W Mid-Cap Value Fund

                                                                 45

OLD MUTUAL TS&W MID-CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                          Inception                    6 Month                   1 Year                 Inception
                                             Date                       Return                   Return                  to Date
____________________________________________________________________________________________________________________________________

Class Z                                    12/09/08                      1.64%                    9.19%                   18.15%
Class A with load                          06/04/07                     (4.44)%                   2.66%                   (8.03)%
Class A without load                       06/04/07                      1.40%                    8.96%                   (6.38)%
Institutional Class                        06/04/07                      1.64%                    9.28%                   (5.96)%
Russell Midcap Value Index                 06/04/07                      1.40%                   16.93%                   (6.38)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through September 1, 2010) are 1.39% and 1.13%; 1.95% and 1.41%; and 1.07% and 1.01%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Mid-Cap Value Fund, Institutional Class	Russell Midcap Value Index
6/4/07	10,000	10,000
3/31/08	8,725	7,992
3/31/09	5,688	4,595
3/31/10	8,020	7,922
9/30/10	8,152	8,033

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional
Class shares on the inception date of June 4, 2007 to an investment made in an unmanaged securities index on that date.
Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Consumer Discretionary	12.4%
Consumer Staples	2.8%
Energy	4.2%
Financials	15.3%
Health Care	11.8%
Industrials	11.0%
Information Technology	13.6%
Materials	6.9%
Telecommunication Services	1.8%
Utilities	15.2%
Cash Equivalents	5.0%

                                                                 46

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 93.4%                                                       Diversified Manufacturing Operations - 1.5%
Aerospace/Defense-Equipment - 0.7%                                         ITT                                           86,200   $      4,037
Alliant Techsystems*                          27,350   $      2,062                                                               ______________
                                                       ______________
                                                                           Total Diversified Manufacturing Operations                    4,037
Total Aerospace/Defense-Equipment                             2,062        _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Services - 2.2%
Agricultural Chemicals - 1.6%                                              Expedia                                      210,700          5,944
CF Industries Holdings                        46,100          4,403                                                               ______________
                                                       ______________
                                                                           Total E-Commerce/Services                                     5,944
Total Agricultural Chemicals                                  4,403        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electric-Integrated - 6.8%
Apparel Manufacturers - 0.5%                                               CMS Energy                                   432,100          7,786
VF                                            16,900          1,369        OGE Energy                                   115,700          4,613
                                                       ______________      PG&E                                         143,200          6,504
                                                                                                                                  ______________
Total Apparel Manufacturers                                   1,369
_____________________________________________________________________      Total Electric-Integrated                                    18,903
                                                                           _____________________________________________________________________
Auto-Medium & Heavy Duty Trucks - 1.7%
Oshkosh*                                     171,900          4,727        Electronic Components-Miscellaneous - 1.8%
                                                       ______________      Garmin                                       164,000          4,977
                                                                                                                                  ______________
Total Auto-Medium & Heavy Duty Trucks                         4,727
_____________________________________________________________________      Total Electronic Components-Miscellaneous                     4,977
                                                                           _____________________________________________________________________
Beverages-Non-Alcoholic - 2.2%
CocaCola Enterprises                         198,100          6,141        Electronic Components-Semiconductors - 1.5%
                                                       ______________      Micron Technology*                           295,700          2,132
                                                                           Skyworks Solutions*                           98,900          2,045
Total Beverages-Non-Alcoholic                                 6,141                                                               ______________
_____________________________________________________________________
                                                                           Total Electronic Components-Semiconductors                    4,177
Chemicals-Specialty - 1.0%                                                 _____________________________________________________________________
Lubrizol                                      24,900          2,639
                                                       ______________      Engineering/R&D Services - 3.0%
                                                                           EMCOR Group*                                  83,300          2,048
Total Chemicals-Specialty                                     2,639        Foster Wheeler*                              251,900          6,161
_____________________________________________________________________                                                             ______________

Commercial Services-Finance - 4.1%                                         Total Engineering/R&D Services                                8,209
H&R Block                                    254,900          3,301        _____________________________________________________________________
Lender Processing Services                   239,200          7,949
                                                       ______________      Finance-Investment Banker/Broker - 1.6%
                                                                           TD Ameritrade Holding*                       271,500          4,385
Total Commercial Services-Finance                            11,250                                                               ______________
_____________________________________________________________________
                                                                           Total Finance-Investment Banker/Broker                        4,385
Computers-Memory Devices - 2.1%                                            _____________________________________________________________________
SanDisk*                                      60,000          2,199
Western Digital*                             127,600          3,622        Financial Guarantee Insurance - 0.6%
                                                       ______________      MGIC Investment*                             170,200          1,571
                                                                                                                                  ______________
Total Computers-Memory Devices                                5,821
_____________________________________________________________________      Total Financial Guarantee Insurance                           1,571
                                                                           _____________________________________________________________________
Consulting Services - 2.6%
SAIC*                                        261,900          4,185        Food-Miscellaneous/Diversified - 0.5%
Towers Watson, Cl A                           59,500          2,926        Ralcorp Holdings*                             23,000          1,345
                                                       ______________                                                             ______________

Total Consulting Services                                     7,111        Total Food-Miscellaneous/Diversified                          1,345
_____________________________________________________________________      _____________________________________________________________________

Containers-Metal/Glass - 1.8%                                              Gas-Distribution - 7.6%
Crown Holdings*                              132,700          3,803        CenterPoint Energy                           508,650          7,996
OwensIllinois*                                45,900          1,288        NiSource                                     239,300          4,164
                                                       ______________      Sempra Energy                                162,700          8,753
                                                                                                                                  ______________
Total Containers-Metal/Glass                                  5,091
_____________________________________________________________________      Total Gas-Distribution                                       20,913
                                                                           _____________________________________________________________________
Containers-Paper/Plastic - 2.3%
Bemis                                        149,600          4,750        Human Resources - 1.9%
Packaging Corp of America                     73,700          1,708        Hewitt Associates, Cl A*                     103,285          5,209
                                                       ______________                                                             ______________

Total Containers-Paper/Plastic                                6,458        Total Human Resources                                         5,209
_____________________________________________________________________      _____________________________________________________________________

Data Processing/Management - 1.4%                                          Independent Power Producer - 0.5%
Fidelity National Information Services       143,086          3,882        NRG Energy*                                   63,200          1,316
                                                       ______________                                                             ______________

Total Data Processing/Management                              3,882        Total Independent Power Producer                              1,316
_____________________________________________________________________      _____________________________________________________________________

                                                                 47

OLD MUTUAL TS&W MID-CAP VALUE FUND - concluded
___________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Insurance Brokers - 1.3%                                                   Paper & Related Products - 1.7%
Willis Group Holdings                        115,620   $      3,563        Rayonier                                      95,600   $      4,791
                                                       ______________                                                             ______________

Total Insurance Brokers                                       3,563        Total Paper & Related Products                                4,791
_____________________________________________________________________      _____________________________________________________________________

Internet Security - 1.0%                                                   Property/Casualty Insurance - 3.9%
Symantec*                                    179,900          2,729        Arch Capital Group*                           40,350          3,381
                                                       ______________      HCC Insurance Holdings                       283,200          7,389
                                                                                                                                  ______________
Total Internet Security                                       2,729
_____________________________________________________________________      Total Property/Casualty Insurance                            10,770
                                                                           _____________________________________________________________________
Machinery-Construction & Mining - 0.7%
Joy Global                                    28,400          1,997        Real Estate Management/Services - 0.6%
                                                       ______________      CB Richard Ellis Group, Cl A*                 88,400          1,616
                                                                                                                                  ______________
Total Machinery-Construction & Mining                         1,997
_____________________________________________________________________      Total Real Estate Management/Services                         1,616
                                                                           _____________________________________________________________________
Medical Labs & Testing Services - 1.7%
Quest Diagnostics                             95,800          4,835        Reinsurance - 1.4%
                                                       ______________      PartnerRe                                     48,900          3,921
                                                                                                                                  ______________
Total Medical Labs & Testing Services                         4,835
_____________________________________________________________________      Total Reinsurance                                             3,921
                                                                           _____________________________________________________________________
Medical Products - 1.0%
Hospira*                                     46,900           2,674        REITs-Health Care - 1.7%
                                                       ______________      Health Care REIT                              97,000          4,592
                                                                                                                                  ______________
Total Medical Products                                        2,674
_____________________________________________________________________      Total REITs-Health Care                                       4,592
                                                                           _____________________________________________________________________
Medical-Drugs - 6.1%
Cephalon*                                     54,400          3,397        REITs-Mortgage - 2.3%
Forest Laboratories*                         204,200          6,316        Annaly Capital Management                    356,300          6,271
King Pharmaceuticals*                        361,900          3,604                                                               ______________
Valeant Pharmaceuticals International        142,400          3,567
                                                       ______________      Total REITs-Mortgage                                          6,271
                                                                           _____________________________________________________________________
Total Medical-Drugs                                          16,884
_____________________________________________________________________      Rental Auto/Equipment - 0.7%
                                                                           Hertz Global Holdings*                       181,100          1,918
Medical-Wholesale Drug Distributors - 2.8%                                                                                        ______________
AmerisourceBergen                            251,800          7,720
                                                       ______________      Total Rental Auto/Equipment                                   1,918
                                                                           _____________________________________________________________________
Total Medical-Wholesale Drug Distributors                     7,720
_____________________________________________________________________      Retail-Apparel/Shoes - 3.0%
                                                                           Aeropostale*                                 208,350          4,844
Motion Pictures & Services - 0.5%                                          Ross Stores                                   65,000          3,550
DreamWorks Animation SKG, Cl A*               40,200          1,283                                                               ______________
                                                       ______________
                                                                           Total Retail-Apparel/Shoes                                    8,394
Total Motion Pictures & Services                              1,283        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Consumer Electronics - 1.0%
Non-Hazardous Waste Disposal - 1.5%                                        RadioShack                                   130,600          2,786
Republic Services                            134,215          4,092                                                               ______________
                                                       ______________
                                                                           Total Retail-Consumer Electronics                             2,786
Total Non-Hazardous Waste Disposal                            4,092        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Major Department Store - 2.0%
Oil & Gas Drilling - 0.7%                                                  TJX                                          126,800          5,659
Noble                                         60,300          2,038                                                               ______________
                                                       ______________
                                                                           Total Retail-Major Department Store                           5,659
Total Oil & Gas Drilling                                      2,038        _____________________________________________________________________
_____________________________________________________________________
                                                                           Satellite Telecommunications - 1.1%
Oil Companies-Exploration & Production - 1.4%                              EchoStar, Cl A*                              157,225          3,000
Petrohawk Energy*                             75,200          1,214                                                               ______________
Whiting Petroleum*                            27,700          2,646
                                                       ______________      Total Satellite Telecommunications                            3,000
                                                                           _____________________________________________________________________
Total Oil Companies-Exploration & Production                  3,860
_____________________________________________________________________      Telephone-Integrated - 1.8%
                                                                           Windstream                                   396,500          4,873
Oil Field Machinery & Equipment - 2.0%                                                                                            ______________
Dresser-Rand Group*                          152,200          5,615
                                                       ______________      Total Telephone-Integrated                                    4,873
                                                                                                                                  ______________
Total Oil Field Machinery & Equipment                         5,615
_____________________________________________________________________      Total Common Stock (Cost $229,496)                          257,821
                                                                           _____________________________________________________________________

                                                                 48

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Affiliated Mutual Fund - 4.9%
Old Mutual Cash Reserves Fund,
   Institutional Class, 0.10% (A)         13,522,806   $     13,523
                                                       ______________

Total Affiliated Mutual Fund (Cost $13,523)                  13,523
_____________________________________________________________________

Total Investments - 98.3% (Cost $243,019)                   271,344
_____________________________________________________________________

Other Assets and Liabilities, Net - 1.7%                      4,632
_____________________________________________________________________

Total Net Assets - 100.0%                              $    275,976
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 89.

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2010 in valuing the Fund's net assets were as follows (000):

                            Description                                    Level 1         Level 2          Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                           $257,821           $-               $-           $257,821
   Affiliated Mutual Fund                                                   13,523            -                -             13,523
____________________________________________________________________________________________________________________________________

Total Investments                                                         $271,344           $-               $-           $271,344
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 49

OLD MUTUAL TS&W SMALL CAP VALUE FUND
___________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley LLC

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual TS&W Small Cap Value Fund underperformed its benchmark, the
     Russell 2000 Value Index. The Fund's Class Z shares posted a -4.88% return versus a -1.90% return for the Index.

o    The financials sector was the Fund's best-performing sector on a relative basis. Selection was also strong in the utilities sector, though an underweight to it detracted from performance. The largest detractors were selection in the materials and consumer discretionary sectors.

o    Stocks that contributed to the Fund's performance included managed care provider HealthSpring, rental car supplier Dollar
     Thrifty Automotive Group (no longer a Fund holding), and business software maker TIBCO Software (no longer a Fund holding).

o    Among the top detractors from Fund performance were in-home health care provider Amedisys, designer jean maker and distributor
     True Religion Apparel, and education provider Corinthian Colleges.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual TS&W Small Cap Value Fund (the "Fund") underperformed its benchmark, the Russell 2000 Value Index (the "Index"). The Fund's Class Z shares posted a -4.88% return versus a -1.90% return for the Index. Performance for all share classes can be found on page 52.

Q.   What investment environment did the Fund face during the past period?

A.   The U.S. has continued on a bumpy path to modest economic recovery. Domestic stocks have faced a "risk on/risk off"
     environment for several quarters, with investors either seeking risk or avoiding it. The past six months typify this pattern. During the second quarter, the Index posted a decline of -10.60% ("risk off") only to rebound with a return of
     9.72% ("risk on") in the third quarter. Small-capitalization stock performance was mixed, with growth stocks posting positive returns, while value stocks retreated.

     Bonds rallied and as their yields declined, investors sought out high-yielding stocks in sectors like utilities. The utilities sector was the best performer in the Index and outperformed in both the down and up legs of the six-month period. The financials sector, by far the largest sector in the Index, was a significant drag on Index performance, as banks continued to close and commercial real estate vacancies continued to rise.

Q.   Which market factors influenced the Fund's relative performance?

A.   The financials sector was the Fund's best-performing sector on a relative basis. The Fund combined strong stock selection with a maximum underweight in the sector to generate the relative performance. Selection was also strong in the utilities sector, though an underweight to this sector detracted from performance. The largest detractors were in the materials and consumer discretionary sectors, both of which were due to stock selection issues.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included managed care provider HealthSpring, rental car supplier Dollar
     Thrifty Automotive Group (no longer a Fund holding), and business software maker TIBCO Software (no longer a Fund holding).
     HealthSpring's stock appreciated after the company announced the acquisition of privately held health care firm, Bravo Health, which was perceived to be accretive. Dollar Thrifty Automotive Group - operating under the Dollar Rent A Car and Thrifty Car
     Rental brand names - was sold after Hertz sought to acquire the company at an attractive premium. TIBCO Software posted earnings results ahead of expectations and raised guidance for the year, as businesses continued to invest in information technology.
     Thompson, Siegel & Walmsley LLC ("TS&W") eliminated the position based on margin concerns and TS&W's view that the stock had reached its full valuation.

     Among the top detractors from Fund performance were in-home health care provider Amedisys, designer jean maker and distributor
     True Religion Apparel, and education provider Corinthian Colleges. Shares of Amedisys came under pressure as the company dealt with a federal investigation sparked by a Wall Street Journal article questioning the business practices of the entire industry. True Religion Apparel continued to benefit from the return of the consumer - reporting a 20% increase in sales and a
     10% jump in profits, while remaining debt free. Despite being fundamentally solid, the stock sold off among other high-end retailers during the quarter. Additionally, the company was hurt by a strong U.S. dollar earlier in the year, as the company expanded its retail operations across Europe. Corinthian Colleges is one of the largest for-profit, post-secondary education providers in the U.S., and its stock came under pressure as a result of regulatory concerns regarding whether the U.S.
     Department of Education will continue to provide the same level of financial aid for students at for-profit schools.

TS&W Small Cap Value Fund

                                                                 50

Q.   What is the investment outlook for the small-cap value equity market?

A.   TS&W believes that structural problems in the economy, especially excess leverage, continue to inhibit growth. In this environment, TS&W believes the Fund will be advantaged by its superior growth characteristics relative to the Index average.
     TS&W remains cautious and conscious of the potential for further reversals and strives to maintain a valuation discount versus the Index.

     Fund structure is driven by TS&W's stock selection process, which emphasizes inexpensive companies experiencing sustainable positive change. TS&W seeks to overweight economic sectors where this process uncovers concentrations of such companies, and underweight the sectors where they are scarce.

     Looking ahead, TS&W anticipates intriguing opportunities in the restaurant industry. TS&W believes the industry appears attractive with many acquisition targets for financial buyers, and merger and acquisition activity has already started to perk
     up.

Top Ten Holdings
as of September 30, 2010*

HealthSpring                                                                1.8%
___________________________________________________________________________________

Carter's                                                                    1.7%
___________________________________________________________________________________

LaSalle Hotel Properties                                                    1.6%
___________________________________________________________________________________

Atlas Air Worldwide Holdings                                                1.6%
___________________________________________________________________________________

Cleco                                                                       1.6%
___________________________________________________________________________________

SVB Financial Group                                                         1.6%
___________________________________________________________________________________

Cash America International                                                  1.6%
___________________________________________________________________________________

Andersons                                                                   1.6%
___________________________________________________________________________________

Actuant, Cl A                                                               1.5%
___________________________________________________________________________________

EnerSys                                                                     1.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           16.1%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

                                                                                                          TS&W Small Cap Value Fund

                                                                 51

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
___________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010
___________________________________________________________________________________________________________________________________

                                                                                      Annualized       Annualized       Annualized
                                          Inception        6 Month     1 Year           5 Year          10 Year         Inception
                                            Date           Return      Return           Return           Return          to Date
___________________________________________________________________________________________________________________________________

Class Z*                                   07/31/00        (4.88)%      4.99%           (0.02)%           9.85%           10.81%
Class A with load                          07/31/03       (10.50)%    (1.31)%           (1.45)%            n/a             6.94%
Class A without load                       07/31/03        (5.05)%      4.71%           (0.27)%            n/a             7.83%
Institutional Class                        12/09/08        (4.86)%      5.21%             n/a              n/a            14.95%
Russell 2000 Value Index                   07/31/00        (1.90)%     11.84%           (0.73)%           7.72%            7.99%
___________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

* Data prior to the Fund's inception on July 25, 2003 includes performance of a predecessor fund whose inception date was July
  31, 2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the Investment Company Act of 1940, as amended
  ("1940 Act"), nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through September 1, 2010) are 1.31% and 1.26%; 1.48% and 1.51%; and 1.17% and 1.11%, respectively.

Value of a $10,000 Investment
___________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Small Cap Value Fund, Class Z	Russell 2000 Value Index
7/31/00	10,000	10,000
3/31/01	11,864	11,339
3/31/02	15,441	14,031
3/31/03	13,257	10,766
3/31/04	21,023	17,708
3/31/05	25,906	19,441
3/31/06	31,784	24,063
3/31/07	34,582	26,559
3/31/08	30,596	22,076
3/31/09	20,020	13,490
3/31/10	29,849	22,268
9/30/10	28,392	21,844

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of September 30, 2010 - % of Total Fund Investments
___________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	2.0%
Consumer Discretionary	13.3%
Consumer Staples	2.2%
Energy	6.7%
Financials	25.9%
Health Care	6.8%
Industrials	14.8%
Information Technology	13.8%
Investment Company	0.8%
Materials	8.8%
Telecommunication Services	0.8%
Utilities	4.1%

                                                                 52

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.2%                                                       Commercial Banks-Central US - 4.5%
Aerospace/Defense-Equipment - 2.7%                                         First Financial Bancorp                       30,500   $        509
Curtiss-Wright                                33,700   $      1,021        First Financial Bankshares                     8,700            409
Kaman                                         20,000            524        Sterling Bancshares                          251,350          1,350
Orbital Sciences*                             79,300          1,213        Texas Capital Bancshares*                     46,000            794
                                                       ______________      Wintrust Financial                            47,100          1,526
                                                                                                                                  ______________
Total Aerospace/Defense-Equipment                             2,758
_____________________________________________________________________      Total Commercial Banks-Central US                             4,588
                                                                           _____________________________________________________________________
Agricultural Operations - 1.6%
Andersons                                     41,800          1,584        Commercial Banks-Southern US - 1.5%
                                                       ______________      Iberiabank                                    29,900          1,494
                                                                                                                                  ______________
Total Agricultural Operations                                 1,584
_____________________________________________________________________      Total Commercial Banks-Southern US                            1,494
                                                                           _____________________________________________________________________
Airlines - 1.0%
Hawaiian Holdings*                           178,400          1,069        Commercial Banks-Western US - 3.5%
                                                       ______________      Columbia Banking System                       66,100          1,299
                                                                           SVB Financial Group*                          38,200          1,617
Total Airlines                                                1,069        Western Alliance Bancorp*                    105,700            708
_____________________________________________________________________                                                             ______________

Apparel Manufacturers - 3.0%                                               Total Commercial Banks-Western US                             3,624
Carter's*                                     66,300          1,746        _____________________________________________________________________
True Religion Apparel*                        61,400          1,310
                                                       ______________      Commercial Services-Finance - 4.6%
                                                                           Coinstar*                                     28,500          1,225
Total Apparel Manufacturers                                   3,056        Euronet Worldwide*                            70,465          1,268
_____________________________________________________________________      Net 1 UEPS Technologies*                      72,800            841
                                                                           Wright Express*                               37,300          1,332
Batteries/Battery Systems - 1.5%                                                                                                  ______________
EnerSys*                                      62,200          1,553
                                                       ______________      Total Commercial Services-Finance                             4,666
                                                                           _____________________________________________________________________
Total Batteries/Battery Systems                               1,553
_____________________________________________________________________      Consulting Services - 0.5%
                                                                           FTI Consulting*                               15,800            548
Building Products-Doors & Windows - 0.3%                                                                                          ______________
Apogee Enterprises                            35,700            327
                                                       ______________      Total Consulting Services                                       548
                                                                           _____________________________________________________________________
Total Building Products-Doors & Windows                         327
_____________________________________________________________________      Containers-Paper/Plastic - 1.3%
                                                                           Temple-Inland                                 68,700          1,282
Casino Hotels - 0.7%                                                                                                              ______________
Ameristar Casinos                             38,200            667
                                                       ______________      Total Containers-Paper/Plastic                                1,282
                                                                           _____________________________________________________________________
Total Casino Hotels                                             667
_____________________________________________________________________      Data Processing/Management - 0.4%
                                                                           CSG Systems International                     23,800            434
Cellular Telecommunications - 0.8%                                                                                                ______________
Syniverse Holdings*                           34,700            787
                                                       ______________      Total Data Processing/Management                                434
                                                                           _____________________________________________________________________
Total Cellular Telecommunications                               787
_____________________________________________________________________      Distribution/Wholesale - 1.4%
                                                                           MWI Veterinary Supply*                        13,600            785
Chemicals-Diversified - 2.2%                                               Watsco                                        12,300            685
Olin                                          54,100           1,091                                                              ______________
Solutia*                                      70,300           1,126
                                                       ______________      Total Distribution/Wholesale                                  1,470
                                                                           _____________________________________________________________________
Total Chemicals-Diversified                                    2,217
_____________________________________________________________________      Diversified Manufacturing Operations - 1.5%
                                                                           Actuant, Cl A                                 68,300          1,568
Chemicals-Plastics - 1.7%                                                                                                         ______________
A Schulman                                    64,500           1,300
Spartech*                                     50,600             415       Total Diversified Manufacturing Operations                    1,568
                                                       ______________      _____________________________________________________________________

Total Chemicals-Plastics                                       1,715       E-Commerce/Products - 0.6%
_____________________________________________________________________      NutriSystem                                   32,700            629
                                                                                                                                  ______________
Circuit Boards - 0.6%
Multi-Fineline Electronix*                    29,900             657       Total E-Commerce/Products                                       629
                                                       ______________      _____________________________________________________________________

Total Circuit Boards                                             657
_____________________________________________________________________

                                                                 53

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electric-Integrated - 2.8%                                                 Machinery-General Industry - 0.9%
Cleco                                         55,600   $      1,647        Manitowoc                                     78,000   $        945
Unisource Energy                              34,900          1,167                                                               ______________
                                                       ______________
                                                                           Total Machinery-General Industry                                945
Total Electric-Integrated                                     2,814        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Biomedical/Genetic - 0.5%
Electronic Components-Semiconductors - 0.6%                                PDL BioPharma                                102,600            540
International Rectifier*                      30,500            643                                                               ______________
                                                       ______________
                                                                           Total Medical-Biomedical/Genetic                                540
Total Electronic Components-Semiconductors                      643        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-HMO - 1.8%
Electronic Security Devices - 0.8%                                         HealthSpring*                                 72,400          1,871
American Science & Engineering                11,700            862                                                               ______________
                                                       ______________
                                                                           Total Medical-HMO                                             1,871
Total Electronic Security Devices                               862        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Hospitals - 1.4%
E-Marketing/Information - 0.9%                                             Health Management Associates, Cl A*          180,500          1,383
ValueClick*                                   73,900            967                                                               ______________
                                                       ______________
                                                                           Total Medical-Hospitals                                       1,383
Total EMarketing/Information                                    967        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Nursing Homes - 0.3%
Enterprise Software/Services - 0.7%                                        Kindred Healthcare*                           19,700            256
SYNNEX*                                       25,700            723                                                               ______________
                                                       ______________
                                                                           Total Medical-Nursing Homes                                     256
Total Enterprise Software/Services                              723        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Outpatient/Home Medical - 0.7%
Finance-Consumer Loans - 2.3%                                              Amedisys*                                     30,116            717
Ocwen Financial*                              82,100            832                                                               ______________
World Acceptance*                             34,200          1,510
                                                       ______________      Total Medical-Outpatient/Home Medical                           717
                                                                           _____________________________________________________________________
Total Finance-Consumer Loans                                  2,342
_____________________________________________________________________      Metal Processors & Fabricators - 0.7%
                                                                           Dynamic Materials                             23,100            349
Finance-Investment Banker/Broker - 0.6%                                    LB Foster, Cl A*                              13,710            397
SWS Group                                     82,800            594                                                               ______________
                                                       ______________
                                                                           Total Metal Processors & Fabricators                            746
Total Finance-Investment Banker/Broker                          594        _____________________________________________________________________
_____________________________________________________________________
                                                                           Multimedia - 0.9%
Financial Guarantee Insurance - 1.0%                                       EW Scripps, Cl A*                            110,800            873
MGIC Investment*                             116,100          1,072                                                               ______________
                                                       ______________
                                                                           Total Multimedia                                                873
Total Financial Guarantee Insurance                           1,072        _____________________________________________________________________
_____________________________________________________________________
                                                                           Non-Ferrous Metals - 1.4%
Food-Miscellaneous/Diversified - 0.7%                                      Thompson Creek Metals*                       132,500          1,428
Hain Celestial Group*                         28,500            683                                                               ______________
                                                       ______________
                                                                           Total Non-Ferrous Metals                                      1,428
Total Food-Miscellaneous/Diversified                            683        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil & Gas Drilling - 0.7%
Gas-Distribution - 1.3%                                                    Patterson-UTI Energy                          40,900            699
Southwest Gas                                 40,600          1,364                                                               ______________
                                                       ______________
                                                                           Total Oil & Gas Drilling                                        699
Total Gas-Distribution                                        1,364        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil Companies-Exploration & Production - 1.4%
Gold Mining - 0.9%                                                         GMX Resources*                                96,200            467
Royal Gold                                    18,900            942        Venoco                                        50,100            983
                                                       ______________                                                             ______________

Total Gold Mining                                               942        Total Oil Companies-Exploration & Production                  1,450
_____________________________________________________________________      _____________________________________________________________________

Internet Infrastructure Software - 0.6%                                    Oil Refining & Marketing - 1.2%
TeleCommunication Systems, Cl A*             164,000            641        Holly                                         42,000          1,208
                                                       ______________                                                             ______________

Total Internet Infrastructure Software                          641        Total Oil Refining & Marketing                                1,208
_____________________________________________________________________      _____________________________________________________________________

Investment Management/Advisory Services - 0.6%                             Oil-Field Services - 1.4%
Altisource Portfolio Solutions*               18,666            581        Helix Energy Solutions Group*                 49,200            548
                                                       ______________      Newpark Resources                            110,800            931
                                                                                                                                  ______________
Total Investment Management/Advisory Services                   581
_____________________________________________________________________      Total Oil-Field Services                                      1,479
                                                                           _____________________________________________________________________

                                                                 54

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Paper & Related Products - 1.4%                                            Schools - 0.3%
Schweitzer-Mauduit International              23,764   $      1,386        Corinthian Colleges*                          38,100   $        267
                                                       ______________                                                             ______________

Total Paper & Related Products                                1,386        Total Schools                                                   267
_____________________________________________________________________      _____________________________________________________________________

Pharmacy Services - 1.4%                                                   Telecommunications Equipment - 4.1%
SXC Health Solutions*                         38,800          1,415        Arris Group*                                 130,900          1,279
                                                       ______________      Comtech Telecommunications*                   50,636          1,385
                                                                           Plantronics                                   45,000          1,520
Total Pharmacy Services                                       1,415                                                               ______________
_____________________________________________________________________
                                                                           Total Telecommunications Equipment                            4,184
Printing-Commercial - 1.3%                                                 _____________________________________________________________________
Valassis Communications*                      39,500          1,339
                                                       ______________      Theaters - 1.3%
                                                                           Cinemark Holdings                             84,800          1,365
Total Printing-Commercial                                     1,339                                                               ______________
_____________________________________________________________________
                                                                           Total Theaters                                                1,365
Property/Casualty Insurance - 1.0%                                         _____________________________________________________________________
Tower Group                                   44,250          1,033
                                                       ______________      Toys - 0.5%
                                                                           Jakks Pacific*                                31,100            549
Total Property/Casualty Insurance                             1,033                                                               ______________
_____________________________________________________________________
                                                                           Total Toys                                                      549
REITs-Diversified - 1.4%                                                   _____________________________________________________________________
PS Business Parks                             25,900          1,465
                                                       ______________      Transport-Air Freight - 1.6%
                                                                           Atlas Air Worldwide Holdings*                 33,000          1,660
Total REITs-Diversified                                       1,465                                                               ______________
_____________________________________________________________________
                                                                           Total Transport-Air Freight                                   1,660
REITs-Health Care - 1.5%                                                   _____________________________________________________________________
Omega Healthcare Investors                    66,100          1,484
                                                       ______________      Transport-Equipment & Leasing - 1.1%
                                                                           TAL International Group                       44,900          1,087
Total REITs-Health Care                                       1,484                                                               ______________
_____________________________________________________________________
                                                                           Total Transport-Equipment & Leasing                           1,087
REITs-Hotels - 1.6%                                                        _____________________________________________________________________
LaSalle Hotel Properties                      71,600          1,675
                                                       ______________      Transport-Marine - 0.5%
                                                                           Gulfmark Offshore, Cl A*                      18,200            559
Total REITs-Hotels                                            1,675                                                               ______________
_____________________________________________________________________
                                                                           Total Transport-Marine                                          559
REITs-Mortgage - 1.0%                                                      _____________________________________________________________________
Capstead Mortgage                             91,700            997
                                                       ______________      Transport-Services - 1.5%
                                                                           Bristow Group*                                41,300          1,490
Total REITs-Mortgage                                            997                                                               ______________
_____________________________________________________________________
                                                                           Total Transport-Services                                      1,490
REITs-Office Property - 2.8%                                               _____________________________________________________________________
BioMed Realty Trust                           80,365          1,440
Brandywine Realty Trust                      117,700          1,442        Transport-Truck - 1.3%
                                                       ______________      Old Dominion Freight Line*                    53,250          1,354
                                                                                                                                  ______________
Total REITs-Office Property                                   2,882
_____________________________________________________________________      Total Transport-Truck                                         1,354
                                                                           _____________________________________________________________________
Rental Auto/Equipment - 1.0%
Aaron's, Cl B                                 53,850            994        Wireless Equipment - 2.4%
                                                       ______________      Ceragon Networks*                             97,400            963
                                                                           RF Micro Devices*                            236,000          1,449
Total Rental Auto/Equipment                                     994                                                               ______________
_____________________________________________________________________
                                                                           Total Wireless Equipment                                      2,412
Retail-Apparel/Shoes - 2.1%                                                                                                       ______________
Gymboree*                                     23,000            955
JOS A Bank Clothiers*                         27,600          1,176        Total Common Stock (Cost $85,533)                            99,424
                                                       ______________      _____________________________________________________________________

Total Retail-Apparel/Shoes                                    2,131        Investment Company - 0.8%
_____________________________________________________________________      Value-Small Cap - 0.8%
                                                                           iShares Russell 2000 Value Index Fund         13,400            829
Retail-Automobile - 0.5%                                                                                                          ______________
America's Car-Mart*                           20,100            506
                                                       ______________      Total Value-Small Cap                                           829
                                                                                                                                  ______________
Total Retail-Automobile                                         506
_____________________________________________________________________      Total Investment Company (Cost $800)                            829
                                                                           _____________________________________________________________________
Retail-Pawn Shops - 2.6%
Cash America International                    45,400          1,589
First Cash Financial Services*                39,100          1,085
                                                       ______________

Total Retail-Pawn Shops                                       2,674
_____________________________________________________________________

                                                                 55

OLD MUTUAL TS&W SMALL CAP VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Affiliated Mutual Fund - 1.9%
Old Mutual Cash Reserves Fund,
   Institutional Class, 0.10% (A)          1,979,864   $      1,980
                                                       ______________

Total Affiliated Mutual Fund (Cost $1,980)                    1,980
_____________________________________________________________________

Total Investments - 99.9% ($88,313)                         102,233
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.1%                         88
_____________________________________________________________________

Total Net Assets 100.0%                                $    102,321
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 89.

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
          speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30,
2010 in valuing the Fund's net assets were as follows (000):

     Description           Level 1     Level 2     Level 3    Total
_____________________________________________________________________

Investments
   Common Stock           $ 99,424       $-           $-     $ 99,424
   Investment Company          829        -            -          829
   Affiliated Mutual Fund    1,980        -            -        1,980
_____________________________________________________________________

Total Investments         $102,233       $-           $-     $102,233
_____________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 56

OLD MUTUAL BARROW HANLEY CORE BOND FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual Barrow Hanley Core Bond Fund (the "Fund") underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the "Index"). The Fund's Institutional Class shares posted a 5.56%
     return versus a 6.05% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   The stunning recovery in capital market liquidity and equally stunning rally in the credit markets investors enjoyed over the twelve-month period ending March 31, 2010, was interrupted by the return of volatility and risk aversion during the second quarter of 2010. The "Flash Crash," sovereign debt crises, and fears of a double-dip recession sparked yet another flight-to-quality rally in U.S. Treasury issues and sharply lower returns in "spread product" (i.e., every sector other than
     U.S. Treasury issues) during the quarter.

     The dust had barely settled on the second quarter though, when the third quarter began with investors again encouraged by increasing commentary from the Federal Reserve Board ("Fed") about the prospects of another round of quantitative easing.
     Investor enthusiasm and optimism toward risk assets sparked a sharp reversal from the second quarter, pushing stocks to their strongest quarterly returns in a year, and the third-highest quarterly returns since the fourth quarter of 2003. Bond investors also enjoyed the ride, as yield spreads resumed their slow grind back toward the long-term mean, generating excess returns in all spread sectors except agency mortgages. Uncertainty in the housing market and mounting problems in loan foreclosures continued to delay the recovery, putting pressures on mortgage-backed securities. The mere prospects of further stimulus from the Fed pushed interest rates lower and yield curve marginally flatter during the third quarter of 2010.

Q.   Which market factors influenced the Fund's relative performance?

A.   The sharp renewal in yield spread compression during the third quarter was a welcome reversal of the second quarter trend, contributing to the Fund having greater exposure to "spread product" securities and sectors, and therefore positive performance.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund's performance shortfall in the second quarter, resulting from the return of risk aversion, was largely mitigated by the renewal of tightening in spreads during the third quarter. The Fund's strategy to be underweighted in agency mortgage-backed securities was rewarded, as the sector produced negative excess returns during the third quarter. The Fund's maturity distribution was also rewarded during the third quarter, as was the Fund's modest overweight in commercial mortgage-backed securities, which generated the highest nominal and excess returns of any market sector.

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual Barrow Hanley Core Bond Fund underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The Fund's Institutional Class shares posted a 5.56% return versus a 6.05%
     return for the Index.

o    The Fund's strategy to be underweighted in agency mortgage-backed securities was rewarded, as the sector produced negative excess returns during the third quarter.

o    The Fund's maturity distribution was also rewarded during the third quarter, as was the Fund's modest overweight in commercial mortgage-backed securities, which generated the highest nominal and excess returns of any market sector.

                                                                                                        Barrow Hanley Core Bond Fund

                                                                 57

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Barrow, Hanley, Mewhinney & Strauss, LLC

Top Ten Holdings
as of September 30, 2010

U.S. Treasury Note
3.500%, 05/15/20                                                            5.9%
___________________________________________________________________________________

FHLMC Gold
4.500%, 05/01/25                                                            2.9%
___________________________________________________________________________________

U.S. Treasury Bond
4.375%, 05/15/40                                                            2.4%
___________________________________________________________________________________

FHLMC Gold
5.500%, 12/01/37                                                            2.2%
___________________________________________________________________________________

FNMA
5.500%, 11/01/36                                                            2.1%
___________________________________________________________________________________

FNMA
5.000%, 03/01/38                                                            2.1%
___________________________________________________________________________________

FNMA
5.000%, 07/01/40                                                            2.1%
___________________________________________________________________________________

FNMA
5.000%, 05/01/38                                                            1.9%
___________________________________________________________________________________

U.S. Treasury Note
2.125%, 05/31/15                                                            1.6%
___________________________________________________________________________________

GNMA
5.500%, 02/15/40                                                            1.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           24.7%
___________________________________________________________________________________

Q.   What is the investment outlook for the intermediate-term fixed-income market?

A.   Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley") continues to believe the U.S. economy will remain in a below-trend growth path marked by low inflation. Barrow Hanley believes that the lack of job growth and persistent problems in the housing sector, plus budget constraints at the state and local levels, will all combine to be a continued drag on economic growth.
     Consequently, Barrow Hanley believes that the Fed will embark on the next phase of quantitative easing, in an effort to ignite consumption. Corporate earnings should continue to support further strengthening of balance sheets and tightening in yield spreads. However, shareholder initiatives and a renewal of mergers and acquisitions activity should encourage investors in corporate bonds to maintain a keen focus on credit fundamentals. In such an environment, high-yield bonds should also continue to provide a nice cushion via their historically attractive income advantage.

Barrow Hanley Core Bond Fund

                                                                 58

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010
____________________________________________________________________________________________________________________________________

                                                                                                                      Annualized
                                                                      Inception        6 Month        1 Year          Inception
                                                                        Date            Return        Return           to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                    11/19/07          5.56%         8.40%              8.87%
Barclays Capital U.S. Aggregate Bond Index                             11/19/07          6.05%         8.16%              7.02%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through September 1,
2010) are 0.79% and 0.71%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Core Bond Fund, Institutional Class	Barclays Capital U.S. Aggregate Bond Index
11/19/07	10,000	10,000
3/31/08	10,360	10,313
3/31/09	10,746	10,635
3/31/10	12,081	11,453
9/30/10	12,753	12,146

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	0.9%
Cash Equivalents	1.4%
Corporate Bonds	53.7%
Mortgage Related	4.9%
U.S. Government Obligations	29.3%
U.S. Treasury Obligations	9.8%

                                                                 59

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - 53.2%                                                     Corporate Bond - continued
Alltel                                                                     Comcast
   7.000%, 07/01/12                    $        155     $       171           6.300%, 11/15/17                    $        210     $       248
Altria Group                                                                  5.875%, 02/15/18                              90             104
   9.700%, 11/10/18                             205             277        Computer Sciences
American Express                                                              5.500%, 03/15/13                             145             158
   8.150%, 03/19/38                             110             155        ConocoPhillips
American Express Credit, MTN,                                                 5.750%, 02/01/19                             175             210
   5.875%, 05/02/13                             290             319           4.600%, 01/15/15                             295             331
Anheuser-Busch InBev Worldwide                                             Costco Wholesale
   3.000%, 10/15/12                             200             208           5.300%, 03/15/12                             320             341
AT&T                                                                       Countrywide Financial
   5.100%, 09/15/14                             275             309           5.800%, 06/07/12                              95             101
AT&T 144A,                                                                 Covidien International Finance
   5.350%, 09/01/40                             123             124           5.450%, 10/15/12                             105             114
Avis Budget Finance                                                        CRH America
   7.750%, 05/15/16                             200             197           6.000%, 09/30/16                             215             241
Baker Hughes                                                               Cricket Communications
   5.125%, 09/15/40                              60              62           9.375%, 11/01/14                             340             352
Bank of New York Mellon                                                    CSC Holdings
   4.950%, 11/01/12                              95             103           8.625%, 02/15/19                             175             197
Baxter International                                                       CVS Caremark
   1.800%, 03/15/13                              95              97           3.250%, 05/18/15                             165             172
Bear Stearns                                                               Dell
   7.250%, 02/01/18                              95             116           3.375%, 06/15/12                             110             115
   6.400%, 10/02/17                             260             303        DIRECTV Holdings
Berkshire Hathaway                                                            6.350%, 03/15/40                              65              70
   1.400%, 02/10/12                             755             762           3.550%, 03/15/15                             215             223
Berkshire Hathaway Finance                                                 Dominion Resources
   5.750%, 01/15/40                             150             166           8.875%, 01/15/19                              70              95
Best Buy                                                                      5.600%, 11/15/16                             160             187
   6.750%, 07/15/13                             190             212        Duke Energy Indiana
Burlington Northern Santa Fe                                                  6.050%, 06/15/16                             220             260
   7.950%, 08/15/30                              85             115        E.I. du Pont de Nemours
CA                                                                            5.875%, 01/15/14                             215             246
   5.375%, 12/01/19                             125             136           3.250%, 01/15/15                             235             251
Cameron International                                                      Eaton
   6.375%, 07/15/18                              95             108           5.600%, 05/15/18                             150             174
Canadian Imperial Bank of Commerce                                         Energy Transfer Partners LP
   1.450%, 09/13/13                             235             236           9.000%, 04/15/19                              95             122
Caterpillar Financial Services, MTN,                                          8.500%, 04/15/14                             245             291
   6.125%, 02/17/14                             215             247        Enterprise Products Operating
Cequel Communications Holdings I                                              6.125%, 10/15/39                             135             145
   and Cequel Capital 144A,                                                   5.650%, 04/01/13                             170             186
   8.625%, 11/15/17                             175             185        ERP Operating LP
Citigroup                                                                     5.125%, 03/15/16                             195             214
   6.125%, 11/21/17                              90              98        Exelon Generation
   6.010%, 01/15/15                             235             258           6.250%, 10/01/39                             135             145
CME Group                                                                  Express Scripts
   5.750%, 02/15/14                             180             204           6.250%, 06/15/14                             245             281
CNA Financial                                                              France Telecom
   7.350%, 11/15/19                             100             112           4.375%, 07/08/14                             125             138
Columbus Southern Power                                                    General Electric Capital
   5.500%, 03/01/13                             235             258           5.900%, 05/13/14                             160             181
_____________________________________________________________________         5.875%, 01/14/38                             280             284
                                                                              5.625%, 05/01/18                             160             178
                                                                           _____________________________________________________________________

                                                                 60

_____________________________________________________________________      _____________________________________________________________________

                                        Face                                                                       Face
Description                          Amount (000)        Value (000)        Description                         Amount (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - continued                                                 Corporate Bond - continued
Goldman Sachs Group                                                        Nova Chemicals
   6.750%, 10/01/37                     $     95         $       99           8.625%, 11/01/19                     $    175         $      186
   5.950%, 01/18/18                          245                269        Novartis Capital
Goodyear Tire & Rubber                                                        4.125%, 02/10/14                          190                207
   10.500%, 05/15/16                          95                108           2.900%, 04/24/15                          280                295
Hewlett-Packard                                                            NRG Energy
   6.125%, 03/01/14                          180                208           7.375%, 01/15/17                          175                179
Honeywell International                                                    Omnicare
   4.250%, 03/01/13                          215                233           7.750%, 06/01/20                          200                205
Hospira                                                                    Petrobras International Finance
   6.050%, 03/30/17                          140                161           6.875%, 01/20/40                           50                 57
International Business Machines                                            PNC Funding
   7.625%, 10/15/18                          250                332           4.250%, 09/21/15                          330                356
   4.750%, 11/29/12                          180                196        Prudential Financial, MTN,
Ipalco Enterprises 144A,                                                      5.100%, 09/20/14                          155                169
   7.250%, 04/01/16                          145                156        PSEG Power
ITT                                                                           7.750%, 04/15/11                           55                 57
   4.900%, 05/01/14                          315                347           6.950%, 06/01/12                          285                312
John Deere Capital, MTN,                                                   Quest Diagnostics
   4.900%, 09/09/13                          245                271           4.750%, 01/30/20                          125                131
JPMorgan Chase                                                             QVC 144A,
   3.700%, 01/20/15                          290                306           7.500%, 10/01/19                          275                287
Koninklijke Philips Electronics                                            Qwest
   5.750%, 03/11/18                          100                117           8.875%, 03/15/12                          155                170
Kraft Foods                                                                Rogers Communications
   6.500%, 02/09/40                          100                117           6.800%, 08/15/18                          195                241
L-3 Communications                                                         Safeway
   4.750%, 07/15/20                          175                184           6.250%, 03/15/14                          215                247
Leucadia National                                                          Sempra Energy
   7.125%, 03/15/17                          100                100           6.500%, 06/01/16                          115                138
Lorillard Tobacco                                                          Simon Property Group LP
   8.125%, 06/23/19                          115                132           5.750%, 12/01/15                          140                159
Marathon Oil                                                               SLM, MTN,
   6.000%, 10/01/17                          135                157           5.375%, 01/15/13                          175                176
Masco                                                                      Southern Power
   6.125%, 10/03/16                          125                127           6.250%, 07/15/12                          240                261
Medtronic                                                                  Spectra Energy Capital
   3.000%, 03/15/15                          430                455           5.668%, 08/15/14                          135                151
Merrill Lynch                                                                 5.650%, 03/01/20                          135                150
   6.500%, 07/15/18                          250                273        Starwood Hotels & Resorts Worldwide
   6.400%, 08/28/17                          375                410           7.875%, 10/15/14                          300                336
MetLife                                                                    State Street
   5.375%, 12/15/12                          180                194           4.300%, 05/30/14                          110                121
Midamerican Energy Holdings                                                Targa Resources Partners LP /
   5.875%, 10/01/12                          200                217           Targa Resources Partners
NASDAQ OMX Group                                                              Finance 144A,
   5.550%, 01/15/20                           75                 80           7.875%, 10/15/18                          205                214
   4.000%, 01/15/15                           75                 78        Teck Resources
National Fuel Gas                                                             10.250%, 05/15/16                         118                143
   8.750%, 05/01/19                          105                134           6.000%, 08/15/40                           75                 79
Navistar International                                                     Telecom Italia Capital
   8.250%, 11/01/21                          175                187           4.950%, 09/30/14                          180                192
New Albertsons                                                             Telefonica Emisiones SAU
   8.000%, 05/01/31                          175                143           4.949%, 01/15/15                          190                208
Nisource Finance                                                           Tesoro
   10.750%, 03/15/16                          95                125           9.750%, 06/01/19                          245                270
_____________________________________________________________________      _____________________________________________________________________
                                                                 61

OLD MUTUAL BARROW HANLEY CORE BOND FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                        Face                                                                       Face
Description                          Amount (000)        Value (000)        Description                         Amount (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - continued                                                 U.S. Government Agency Obligations - continued
Thermo Fisher Scientific                                                      5.000%, 12/01/23                     $    144        $       153
   3.200%, 05/01/15                     $    105         $      111           5.000%, 03/01/24                          127                134
Time Warner Cable                                                             5.000%, 03/01/36                          305                323
   6.750%, 07/01/18                          325                388           5.000%, 03/01/38                        1,029              1,084
TransCanada PipeLines                                                         5.000%, 04/01/38                           70                 74
   7.625%, 01/15/39                          200                267           5.000%, 05/01/38                          967              1,018
Tyco Electronics Group                                                        5.000%, 07/01/40                        1,022              1,076
   6.550%, 10/01/17                          210                246           4.500%, 04/01/24                          176                186
Tyco International Finance                                                    5.125%, 01/02/14                          235                261
   8.500%, 01/15/19                          145                192        FHLMC Gold
Tyson Foods                                                                   6.000%, 09/01/37                          207                222
   10.500%, 03/01/14                         270                325           6.000%, 12/01/37                          114                123
Union Electric                                                                5.500%, 12/01/37                        1,109              1,177
   6.700%, 02/01/19                          185                225           5.500%, 10/01/39                          366                389
United Rentals North America                                                  5.500%, 11/01/36                          165                176
   9.250%, 12/15/19                          200                217           5.500%, 12/01/36                          262                278
US Bancorp, MTN,                                                              5.000%, 04/01/23                          214                228
   1.375%, 09/13/13                          245                246           5.000%, 11/01/23                          159                169
Valero Energy                                                                 5.000%, 09/01/35                          374                397
   9.375%, 03/15/19                           60                 77           4.500%, 05/01/25                        1,431              1,506
   6.625%, 06/15/37                           75                 75        GNMA
Verizon Wireless Capital                                                      5.500%, 02/15/40                          745                802
   8.500%, 11/15/18                          225                306                                                                _____________
Waste Management
   7.375%, 03/11/19                          105                132        Total U.S. Government Agency Obligations
Westar Energy                                                                 (Cost $14,816)                                            15,316
   6.000%, 07/01/14                           70                 80        _____________________________________________________________________
Westpac Banking
   2.250%, 11/19/12                          175                178        U.S. Treasury Obligations - 9.7%
Willis North America                                                       U.S. Treasury Bond
   6.200%, 03/28/17                          100                107           4.375%, 05/15/40                        1,120              1,258
Wisconsin Electric Power                                                   U.S. Treasury Note
   6.250%, 12/01/15                          195                237           3.500%, 05/15/20                        2,820              3,061
Wyeth                                                                         2.125%, 05/31/15                          780                813
   5.500%, 02/01/14                          635                721                                                                _____________
Xcel Energy
   5.613%, 04/01/17                          377                422        Total U.S. Treasury Obligations
                                                        _____________         (Cost $4,974)                                              5,132
                                                                           _____________________________________________________________________
Total Corporate Bond (Cost $25,558)                          28,058
_____________________________________________________________________      Mortgage Related - 4.8%
                                                                           Bear Stearns Commercial Mortgage
U.S. Government Agency Obligations - 29.1%                                    Securities, CMBS,
FNMA                                                                          Ser 2006-PW13, Cl A4
   6.500%, 09/01/36                          512                564           5.540%, 09/11/41                          345                377
   6.000%, 11/01/36                          132                143        Bear Stearns Commercial Mortgage
   6.000%, 04/01/39                          420                451           Securities, CMBS,
   5.500%, 12/01/35                          316                338           Ser 2006-PW14, Cl A4
   5.500%, 11/01/36                          292                311           5.201%, 12/11/38                          290                306
   5.500%, 11/01/36                        1,020              1,085        Bear Stearns Commercial Mortgage
   5.500%, 12/01/36                          509                542           Securities, CMBS,
   5.500%, 01/01/36                          289                309           Ser 2004-PWR5, Cl A4
   5.500%, 02/01/36                          187                200           4.831%, 07/11/42                          455                472
   5.500%, 04/01/36                           62                 66        Citigroup Commercial Mortgage
   5.500%, 08/01/37                          267                286           Trust, CMBS,
   5.500%, 12/01/38                          467                496           Ser 2004-C2, Cl A3
   5.500%, 03/01/38                          305                324           4.380%, 10/15/41                          445                450
   5.500%, 06/01/38                          400                425        Citigroup/Deutsche Bank Commercial
_____________________________________________________________________         Mortgage Trust, CMBS,
                                                                              Ser 2007-CD5, Cl A4 (E)
                                                                              5.886%, 11/15/44                          320                346
                                                                           _____________________________________________________________________

                                                                 62

_____________________________________________________________________
                                                                           The Fund utilizes various inputs in determining the value of its investments as
                                         Face Amount                       of the reporting period end. These inputs are summarized in three broad levels
 Description                            (000)/Shares      Value (000)      as follows:
_____________________________________________________________________
                                                                           Level 1 - quoted prices in active markets for identical securities
Mortgage Related - continued                                               Level 2 - other significant observable inputs (including quoted prices for
JP Morgan Chase Commercial                                                           similar securities, interest rates, prepayment speeds, credit risk,
   Mortgage Securities, CMBS,                                                        etc.)
   Ser 2005-LDP1, Cl A2                                                    Level 3 - significant unobservable inputs (including the Fund's own assumption
   4.625%, 03/15/46                        $ 257         $      261                  in determining the fair value of investments)
Prime Mortgage Trust, CMO,
   Ser 2005-2, Cl 1A3                                                      The inputs or methodology used for valuing securities are not necessarily an
   5.250%, 07/25/20                          309                314        indication of the risk associated with investing in those securities. A summary
                                                        _____________      of the inputs used as of September 30, 2010 in valuing the Fund's net assets were as follows (000):
Total Mortgage Related (Cost $2,265)                          2,526
_____________________________________________________________________              Description         Level 1    Level 2    Level 3    Total
                                                                           _____________________________________________________________________
Asset-Backed Securities - 0.8%
                                                                           Investments
Automobile - 0.4%                                                             Corporate Bond              $  -    $28,058         $-    $28,058
Honda Auto Receivables                                                        U.S. Government
   Owner Trust,                                                                  Agency Obligations          -     15,316          -     15,316
   Ser 2009-3, Cl A4                                                          U.S. Treasury Obligations      -      5,132          -      5,132
   3.300%, 09/15/15                          205                214           Mortgage Related               -      2,526          -      2,526
                                                        _____________         Asset-Backed Securities        -        447          -        447
                                                                              Affiliated Mutual Fund       733          -          -        733
Total Automobile                                                214        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments              $733    $51,479         $-    $52,212
Other - 0.4%                                                               _____________________________________________________________________
John Deere Owner Trust,
   Ser 2009-A, Cl A4                                                       Refer to the "Security Valuation" section of Note 2 for further
   3.960%, 05/16/16                          100                105        information.
John Deere Owner Trust,
   Ser 2009-A, Cl A3
   2.590%, 10/15/13                          127                128
                                                        _____________

Total Other                                                     233
                                                        _____________

Total Asset-Backed Securities (Cost $432)                       447
_____________________________________________________________________

Affiliated Mutual Fund - 1.4%
Old Mutual Cash Reserves Fund,
   Institutional Class, 0.10% (A)        733,464                733
                                                        _____________

Total Affiliated Mutual Fund (Cost $733)                        733
_____________________________________________________________________

Total Investments - 99.0% (Cost $48,778)                     52,212
_____________________________________________________________________

Other Assets and Liabilities, Net - 1.0%                        501
_____________________________________________________________________

Total Net Assets 100.0%                                  $   52,713
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 89.

The accompanying notes are an integral part of the financial statements.

                                                                 63

OLD MUTUAL CASH RESERVES FUND
________________________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)
Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual Cash Reserves Fund underperformed its benchmark, the Lipper
     Money Market Funds Average. The Fund's Class Z shares posted a 0.01% return versus a 0.02% return for the Index.

o    Short-term fixed-income market conditions experienced pockets of volatility during the period. Treasuries rallied as market participants fled to the safety of U.S. debt after unrest in Europe increased.

o    The Fund was concentrated in high-quality commercial paper and certificates of deposits during the period, which contributed positively to the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual Cash Reserves Fund (the "Fund") underperformed its benchmark, the Lipper Money Market Funds Average (the "Index"). The Fund's Class Z shares posted a 0.01% return versus a 0.02% return for the Index. Performance for all share classes can be found on page 65.

Q.   What investment environment did the Fund face during the past period?

A.   Short-term fixed-income market conditions experienced pockets of volatility during the period. Treasuries rallied as market participants fled to the safety of U.S. debt after unrest in Europe increased. This volatility was driven by the rating agencies'
     decision to downgrade Greece's sovereign rating and their threats to take similar action against other Eurozone member countries.
     The demand for high-quality European banks returned in the latter part of the period after action was taken by the European Central
     Bank to help ease funding concerns. The U.S. Federal Open Market Committee increased the possibility of additional fiscal stimulus as policymakers appeared more certain that stimulus will be needed to carry out their dual mandate of full employment and price stability.

Q.   Which market factors influenced the Fund's relative performance?

A.   Short-term Treasury yields declined during the period of April 1 through September 30, 2010, due to concerns about economic weakness, uncertainty regarding the stability of some European sovereigns, and expectations of increased fiscal stimulus.
     Yields on the two-year Treasury declined 0.63% to end the period at 0.426%. Three-month and one-month London Interbank Offer
     Rates were highly volatile during the period due to the European banking crisis, but finished the period close to unchanged at
     0.29% and 0.256%, respectively.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund was concentrated in high-quality commercial paper and certificates of deposits during the period, which contributed positively to the Fund's performance.

Q.   What is the investment outlook for the short-term fixed-income market?

A.   The recently enacted amendments to Rule 2a-7, including the requirement that money market funds maintain at least 30% of their total assets in weekly liquid assets, have resulted in increased demand by money market funds for investments maturing in one week or less. (Weekly liquid assets are defined as cash, direct obligations of the U.S. Government, or other sufficiently liquid securities as defined by Rule 2a-7.) At the same time, supply of these investments has decreased, as issuers have been more actively issuing longer-dated debt to lock in cheaper long-term funding. The emergence of new investments such as floating rate notes with weekly puts have helped provide additional supply.

Cash Reserves Fund

                                                                 64

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010
____________________________________________________________________________________________________________________________________

                                                                                           Annualized     Annualized     Annualized
                                           Inception     7-Day     6 Month     1 Year        5 Year        10 Year       Inception
                                             Date        Yield     Return      Return        Return         Return        to Date
____________________________________________________________________________________________________________________________________

Class Z                                    04/04/95       0.00%      0.01%      0.06%        2.41%          2.08%           3.14%
Class A                                    06/04/07       0.00%      0.00%      0.05%         n/a            n/a            1.32%
Institutional Class                        06/04/07       0.10%      0.05%      0.10%         n/a            n/a            1.50%
Lipper Money Market Funds Average          03/31/95        n/a       0.02%      0.03%        2.35%          2.05%           3.28%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Adviser has voluntarily agreed to reimburse expenses to the extent necessary to maintain a minimum yield of 0.00% for each share class. The agreement to reimburse expenses is voluntary and may be modified or discontinued by the Adviser at any time. Absent this voluntary expense reimbursement, the Fund's return would have been lower. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A and Institutional Class shares (as reported in the July 27, 2010 prospectuses as supplemented through September 1, 2010) are 0.88% and 0.30%; 2.24% and 0.55%; and 4.05% and 0.20%, respectively.

Return on a $10,000 Investment
____________________________________________________________________________________________________________________________________
[BAR GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Cash Reserves Fund, Class Z	Lipper Money Market Funds Average
1 year return	0.06%	0.03%

Past performance is not a guarantee of future results. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. An investment in the Fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Fund.

Asset Class Weightings as of September 30, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Certificates of Deposit	9.0%
Commercial Paper	58.3%
Corporate Bonds	2.1%
Repurchase Agreement	30.6%

                                                                 65

OLD MUTUAL CASH RESERVES FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                        Face                                                                       Face
Description                          Amount (000)        Value (000)       Description                          Amount (000)        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Commercial Paper (F) - 60.3%                                               Commercial Paper (F) - continued
Antalis US Funding                                                         Rabobank USA Financial
   0.260%, 10/08/10                     $  1,000           $  1,000           0.280%, 12/03/10                       $  243           $    243
Atlantic Asset Securitization                                              Regency Markets
   0.260%, 12/07/10                        2,500              2,499           0.230%, 10/07/10                        1,218              1,218
   0.200%, 10/04/10                          340                340        Royal Bank Of Scotland Group
Bank of America                                                               0.370%, 11/08/10                        1,000              1,000
   0.280%, 12/15/10                        1,049              1,048           0.340%, 10/28/10                        2,500              2,498
Bank of Nova Scotia/New York                                               Royal Park Funding
   0.270%, 11/22/10                        3,000              2,999           0.300%, 12/08/10                          500                500
Barclays US Funding                                                           0.230%, 10/14/10                        2,500              2,500
   0.500%, 12/29/10                        1,000                999        Scaldis Capital
   0.250%, 11/19/10                        2,500              2,499           0.370%, 10/25/10                        1,000              1,000
BNP Paribas Finance                                                           0.320%, 11/12/10                        2,500              2,498
   0.400%, 01/10/11                          700                699           0.280%, 10/20/10 144A,                    500                500
BNZ International Funding                                                  Sheffield Receivables
   0.300%, 12/01/10                          600                600           0.360%, 10/18/10                        1,000              1,000
   0.270%, 10/28/10                        3,000              2,999           0.260%, 12/01/10                        1,000              1,000
BPCE 144A,                                                                 Skandinaviska Enskilda Banken
   0.380%, 10/04/10                        1,000              1,000           0.350%, 11/17/10                        3,000              2,998
Cancara Asset Securitisation 144A,                                         Societe Generale North America
   0.300%, 12/14/10                        3,500              3,498           0.290%, 11/19/10                        2,000              1,999
Commonwealth Bank of Australia                                             Sumitomo Mitsui Banking
   0.310%, 10/06/10                        1,000              1,000           0.290%, 12/09/10                        2,500              2,499
   0.280%, 11/30/10                        1,500              1,499        Svenska Handelsbanken
   0.270%, 11/01/10                          300                300           0.250%, 12/13/10                        3,000              2,997
   0.260%, 11/09/10                          500                500        Thames Asset Global Securitization
Danske                                                                        0.390%, 10/29/10                        1,000              1,000
   0.280%, 11/29/10                          500                500           0.300%, 11/18/10                        2,000              1,999
   0.260%, 11/09/10                        3,500              3,499           0.260%, 11/12/10                        1,000              1,000
Fortis Funding                                                             Variable Funding Capital
   0.310%, 11/17/10                        2,000              1,999           0.250%, 10/25/10                          500                500
   0.230%, 10/13/10                        1,100              1,100           0.240%, 11/08/10                        1,000              1,000
Grampian Funding                                                           Versailles Commercial Paper
   0.410%, 10/26/10                          500                500           0.300%, 10/18/10                        3,500              3,499
   0.340%, 11/08/10 144A,                  3,000              2,999        Wells Fargo Bank, N.A. (D)
ING US Funding                                                                0.432%, 01/12/11                        2,000              2,001
   0.410%, 10/06/10                          840                840                                                                _____________
JPMorgan Chase
   0.320%, 10/05/10                          338                338        Total Commercial Paper (Cost $86,913)                        86,913
Jupiter Securitization                                                     _____________________________________________________________________
   0.240%, 11/12/10                        3,500              3,499
KBC Financial Products International                                       Certificates of Deposit - 9.0%
   0.430%, 10/22/10                        1,500              1,500        Citibank, N.A.
KFW                                                                           0.306%, 10/15/10                          103                103
   0.364%, 01/20/11                        1,000              1,013        Credit Agricole Corporate and
Nationwide Building Society                                                   Investment Bank/New York
   0.460%, 10/12/10                          500                500           0.443%, 01/11/11                        3,000              3,001
   0.310%, 11/12/10                        3,000              2,999           0.349% 10/04/10                         1,000              1,000
Natixis US Finance                                                         Dexia Credit Sa
   0.390%, 11/03/10                        2,200              2,199           0.500%, 11/16/10                        4,000              4,000
Nieuw Amsterdam Receivables                                                KBC Bank NV/New York NY
   0.220%, 10/05/10                        1,000              1,000           0.341%, 10/15/10                        1,000              1,000
Old Line Funding                                                           Rabobank Nederland
   0.250%, 10/18/10                        3,500              3,500           0.440%, 11/05/10                          500                500
_____________________________________________________________________      Royal Bank of Canada (D)
                                                                              0.260%, 02/24/11                          300                300
                                                                           _____________________________________________________________________

                                                                 66

_____________________________________________________________________
                                                                            Other Information:
                                         Face
 Description                          Amount (000)       Value (000)        The Fund utilizes various inputs in determining the value of its investments as
_____________________________________________________________________       of the reporting period end. These inputs are summarized in three broad levels as follows:
Certificates of Deposit - continued
Skandinaviska Enskilda Banken                                               Level 1 - quoted prices in active markets for identical securities
   0.500%, 11/08/10                     $  1,000          $   1,000
Societe Generale North America                                              Level 2 - other significant observable inputs (including quoted prices for
   0.290%, 11/23/10                        1,000              1,000                   similar securities, interest rates, prepayment speeds, credit risk, etc.)
   0.290%, 12/21/10                        1,000              1,000
                                                        _____________       Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)
Total Certificates of Deposit (Cost $12,904)                 12,904
_____________________________________________________________________       The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary
Repurchase Agreements - 30.6% (G)                                           of the inputs used as of September 30, 2010 in valuing the Fund's net assets
Bank of America Agency Backed Repo                                          were as follows (000):
   0.250%, dated 09/30/2010,
   to be repurchased on 10/01/2010,
   repurchase price $34,000,236                                                     Description         Level 1    Level 2    Level 3    Total
   (collateralized by various U.S.                                          _____________________________________________________________________
   Government Obligations valued
   at $34,467,000, 0.000%-3.000%,                                           Investments
   10/29/2010-04/29/2020,                                                      Commercial Paper           $-      $ 86,913       $-     $ 86,913
   total market value $34,587,074)        34,000             34,000            Certificates of Deposit     -        12,904        -       12,904
Goldman Sachs Agency Backed Repo                                               Repurchase Agreements       -        44,000        -       44,000
   0.220%, dated 09/30/2010,                                                _____________________________________________________________________
   to be repurchased on 10/01/2010,
   repurchase price $10,000,061                                             Total Investments             $-      $143,817       $-     $143,817
   (collateralized by various U.S.                                          _____________________________________________________________________
   Government Obligations valued
   at $146,020,057, 2.499%-6.312%,
   05/32/2032 - 05/01/2040,                                                 Refer to the "Security Valuation" section of Note 2 for further information.
   total market value $10,164,925)        10,000             10,000
                                                        _____________

Total Repurchase Agreements (Cost $44,000)                   44,000
_____________________________________________________________________

Total Investments - 99.9% (Cost $143,817)                   143,817
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.1%                        194
_____________________________________________________________________

Total Net Assets - 100.0%                                 $ 144,011
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 89.

The accompanying notes are an integral part of the financial statements.

                                                                 67

OLD MUTUAL DWIGHT HIGH YIELD FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual Dwight High Yield Fund underperformed its benchmark, the
     Barclays Capital U.S. Corporate High-Yield Bond Index. The Fund's Institutional Class shares posted a 6.03% return versus a
     6.60% return for the Index.

o    The Fund was generally overweight sectors that are levered to the economic recovery. Therefore, the Fund benefited from the outperformance of cyclical sectors.

o    The Fund's holdings had a slightly higher average rating versus the Index. Therefore, the outperformance of lower-rated securities had a modestly negative impact on the Fund.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual Dwight High Yield Fund (the "Fund") underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index (the "Index"). The Fund's Institutional Class shares posted a 6.03% return versus a 6.60% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   The high-yield market benefited from heightened interest from retail investors, as well as non-traditional participants such as equity and investment-grade securities' managers seeking greater portfolio yield. Positive fund inflows supported a robust primary market in which issuers took advantage of declining benchmark spreads to refinance short-term maturities. The market managed to cast aside doubts about global growth - brought upon by the near collapse of the European Union - as economic data stabilized, albeit at modestly lower growth levels.

Q.   Which market factors influenced the Fund's relative performance?

A.   As investors generally increased their risk tolerance, they mainly looked to increase credit exposure in the lower credit tiers of the risk spectrum. As a result, the lowest credit tiers generally outperformed the higher credit tiers. Accordingly, cyclical industrial sectors generally outperformed sectors that are seen as more defensive.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund was generally overweight sectors that are levered to the economic recovery. Therefore, the Fund benefited from the outperformance of cyclical sectors. Conversely, the Fund's holdings had a slightly higher average credit rating versus the
     Index. Therefore, the outperformance of lower-rated securities had a modestly negative impact on the Fund.

Dwight High Yield Fund

                                                                 68

Q.   What is the investment outlook for the high-yield fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight") believes the high-yield market should continue to benefit from increased investor interest in the asset class. Dwight also believes that spreads should continue to grind tighter as the economic recovery gains traction and investors increasingly reach for yield and risk to add to their portfolios. Dwight also notes that investor appetite for high-yield paper positively impacts the primary market and allows companies to refinance near-term maturities and better manage the term structure of their longer-term borrowings.

Top Ten Holdings
as of September 30, 2010
___________________________________________________________________________________

CEVA Group 144A
11.625%, 10/01/16                                                           3.1%
___________________________________________________________________________________

Syniverse Technologies
7.750%, 08/15/13                                                            3.0%
___________________________________________________________________________________

Con-way
6.700%, 05/01/34                                                            2.8%
___________________________________________________________________________________

NCL
11.750%, 11/15/16                                                           2.4%
___________________________________________________________________________________

Casella Waste Systems
11.000%, 07/15/14                                                           2.4%
___________________________________________________________________________________

Landry's Restaurants
11.625%, 12/01/15                                                           2.3%
___________________________________________________________________________________

Phillips-Van Heusen
7.375%, 05/15/20                                                            2.3%
___________________________________________________________________________________

Accuride 144A
9.500%, 08/01/18                                                            2.3%
___________________________________________________________________________________

RDS Ultra-Deepwater 144A
11.875%, 03/15/17                                                           2.3%
___________________________________________________________________________________

Denbury Resources
7.500%, 12/15/15                                                            2.2%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           25.1%
___________________________________________________________________________________

Dwight High Yield Fund

                                                                 69

OLD MUTUAL DWIGHT HIGH YIELD FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                              Inception       6 Month      1 Year      Inception
                                                                                Date          Return       Return       to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                            11/19/07        6.03%       18.53%        15.38%
Barclays Capital U.S. Corporate High-Yield Bond Index                          11/19/07        6.60%       18.44%        10.03%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and total annual operating expenses after expense (reduction)/recoupment you may pay as an investor in the Fund's Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through September 1,
2010) are 1.05% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight High Yield Fund, Institutional Class	Barclays Capital U.S. Corporate High-Yield Bond Index
11/19/07	10,000	10,000
3/31/08	9,665	9,788
3/31/09	8,914	7,898
3/31/10	14,200	12,335
9/30/10	15,056	13,149

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	0.4%
Corporate Term Loan	1.6%
Cash Equivalents	2.1%
Corporate Bonds	95.9%

                                                                 70

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                            Face                                                                       Face
Description                              Amount (000)   Value (000)        Description                              Amount (000)   Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - 92.8%                                                     Corporate Bond - continued
Accuride 144A,                                                             Ford Motor Credit
   9.500%, 08/01/18                        $    200     $       210           7.000%, 04/15/15                        $    150     $       160
Aircastle 144A,                                                            Freedom Group 144A,
   9.750%, 08/01/18                              99             101           10.250%, 08/01/15                            150             159
AK Steel                                                                   Frontier Communications
   7.625%, 05/15/20                             150             152           8.500%, 04/15/20                             103             114
Alliance One International                                                 Gannett 144A,
   10.000%, 07/15/16                            150             162           7.125%, 09/01/18                              42              41
Ally Financial                                                             Geokinetics Holdings 144A,
   7.000%, 02/01/12                             153             158           9.750%, 12/15/14                             100              88
American Axle & Manufacturing                                              Goodyear Tire & Rubber
   Holdings 144A,                                                             10.500%, 05/15/16                            150             170
   9.250%, 01/15/17                              20              22        Headwaters
Appleton Papers 144A,                                                         11.375%, 11/01/14                            150             160
   10.500%, 06/15/15                            100              94        Interface
ARAMARK (D)                                                                   11.375%, 11/01/13                            125             142
   3.966%, 02/01/15                             173             158        Kansas City Southern Railway
Ashtead Holdings 144A,                                                        8.000%, 06/01/15                              75              81
   8.625%, 08/01/15                             130             134        Kratos Defense &
Axtel SAB de CV 144A,                                                         Security Solutions
   9.000%, 09/22/19                             200             184           10.000%, 06/01/17                            100             106
Bon-Ton Department Stores                                                  Landry's Restaurants
   10.250%, 03/15/14                            104             102           11.625%, 12/01/15                            200             211
Casella Waste Systems                                                      Manitowoc
   11.000%, 07/15/14                            200             219           9.500%, 02/15/18                             170             178
Cemex Finance 144A,                                                        Marfrig Overseas 144A,
   9.500%, 12/14/16                             100             101           9.500%, 05/04/20                             125             133
CEVA Group 144A,                                                           Mashantucket Western
   11.625%, 10/01/16                            275             290           Pequot Tribe 144A, (L)
Citgo Petroleum 144A,                                                         8.500%, 11/15/15                             700             105
   11.500%, 07/01/17                            134             148        Maxim Crane Works LP 144A,
Clear Channel Worldwide Holdings                                              12.250%, 04/15/15                            200             182
   9.250%, 12/15/17                             160             171        MGM Resorts International
Cleaver-Brooks 144A,                                                          6.625%, 07/15/15                              80              67
   12.250%, 05/01/16                            114             118        MGM Resorts International
Cloud Peak Energy Resources /                                                 5.875%, 02/27/14                              90              77
   Cloud Peak Energy Finance                                               Navistar International
   8.500%, 12/15/19                             150             161           8.250%, 11/01/21                             110             117
CNH America                                                                NCL
   7.250%, 01/15/16                             160             170           11.750%, 11/15/16                            200             224
Con-way                                                                    Omega Healthcare Investors 144A,
   7.250%, 01/15/18                              66              73           6.750%, 10/15/22                             192             190
Con-way                                                                    OSI Restaurant Partners
   6.700%, 05/01/34                             275             263           10.000%, 06/15/15                             90              91
Denbury Resources                                                          Overseas Shipholding Group
   7.500%, 12/15/15                             200             208           8.125%, 03/30/18                             122             127
DriveTime Automotive Group &                                               PE Paper Escrow 144A,
   DT Acceptance 144A,                                                        12.000%, 08/01/14                            150             173
   12.625%, 06/15/17                            120             125        PHH 144A,
E*Trade Financial                                                             9.250%, 03/01/16                              39              40
   7.875%, 12/01/15                             111             109        Phillips-Van Heusen
Equinox Holdings 144A,                                                        7.375%, 05/15/20                             200             211
   9.500%, 02/01/16                             110             112        RDS Ultra-Deepwater 144A,
Ferro                                                                         11.875%, 03/15/17                            200             209
   7.875%, 08/15/18                             125             130        Rhodia 144A,
_____________________________________________________________________         6.875%, 09/15/20                             190             194
                                                                           _____________________________________________________________________

                                                                 71

OLD MUTUAL DWIGHT HIGH YIELD FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________      The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are
                                        Face Amount                        summarized in three broad levels as follows:
Description                             (000)/Shares    Value (000)
_____________________________________________________________________      Level 1 - quoted prices in active markets for identical
                                                                                     securities
Corporate Bond - continued                                                 Level 2 - other significant observable inputs (including
Syniverse Technologies                                                               quoted prices for similar securities, interest rates,
   7.750%, 08/15/13                        $    275     $       281                  prepayment speeds, credit risk, etc.)
Terex                                                                      Level 3 - significant unobservable inputs (including the
   10.875%, 06/01/16                            150             171                  Fund's own assumption in determining the fair value of
Tower Automotive Holdings USA /                                                      investments)
   TA Holdings Finance 144A,
   10.625%, 09/01/17                             65              66        The inputs or methodology used for valuing securities are not
Toys R US                                                                  necessarily an indication of the risk associated with investing in
   7.875%, 04/15/13                              80              83        those securities. A summary of the inputs used as of September 30,
United Airlines                                                            2010 in valuing the Fund's net assets were as follows (000):
   12.750%, 07/15/12                            145             162
United Maritime Group Finance                                                      Description         Level 1    Level 2    Level 3    Total
   11.750%, 06/15/15                            150             150        _____________________________________________________________________
Valassis Communications
   8.250%, 03/01/15                              45              47        Investments
Western Express 144A,                                                         Corporate Bond             $  -      $8,879      $-      $8,879
   12.500%, 04/15/15                            200             192           Asset-Backed Securities       -          41       -          41
Xerox Capital Trust I                                                         Term Loan                     -         150       -         150
   8.000%, 02/01/27                             100             102           Affiliated Mutual Fund      191           -       -         191
                                                        _____________      _____________________________________________________________________

Total Corporate Bond (Cost $8,799)                            8,879        Total Investments             $191      $9,070      $-      $9,261
_____________________________________________________________________      _____________________________________________________________________

Asset-Backed Securities - 0.4%                                             Refer to the "Security Valuation" section of Note 2 for further
Home Equity - 0.1%                                                         information.
Residential Funding Mortgage
   Securities II, Ser 2006-HSA2, Cl AI2 (E)
   5.500%, 03/25/36                              13              12
                                                        _____________

Total Home Equity                                                12
_____________________________________________________________________

Other - 0.3%
Countrywide Asset-Backed
   Certificates, Ser 2003-2, Cl M2 (D)
   2.737%, 03/26/33                             245              29
                                                        _____________

Total Other                                                      29
                                                        _____________

Total Asset-Backed Securities (Cost $252)                        41
_____________________________________________________________________

Term Loan - 1.6%
Roundy's Supermarket
   10.000%, 04/16/16                            150             150
                                                        _____________

Total Term Loan (Cost $147)                                     150
_____________________________________________________________________

Affiliated Mutual Fund - 2.0%
Old Mutual Cash Reserves Fund,
   Institutional Class, 0.10% (A)           190,774             191
                                                        _____________

Total Affiliated Mutual Fund (Cost $191)                        191
_____________________________________________________________________

Total Investments - 96.8% (Cost $9,389)                       9,261
_____________________________________________________________________

Other Assets and Liabilities, Net - 3.2%                        310
_____________________________________________________________________

Total Net Assets - 100.0%                               $     9,571
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 89.

The accompanying notes are an integral part of the financial statements.

                                                                 72

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund")
     underperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index (the "Index"). The Fund's Class Z
     shares posted a 4.39% return versus a 5.06% return for the Index. Performance for all share classes can be found on page 75.

Q.   What investment environment did the Fund face during the past period?

A.   Short-term interest rates fell to record-low levels over the course of the six-month period ending September 30, 2010. The yield on the five-year Treasury note, for example, fell nearly 0.50% to end the period at a level of 1.27%. Interest rates fell as the pace of economic activity - while positive - failed to alleviate the concerns of economic policymakers as to its sustainability. As a result, the attention of market participants was focused towards the end of the period on renewed efforts on the part of the Federal Reserve Board (the "Fed") to spur growth through additional outright purchases of Treasury securities for the Fed's investment account. Nonetheless, the economy did grow enough to cause investors to rediscover the usefulness of "risk assets" for their portfolios. As a result, yields on most non-Treasury sectors of the market compressed when compared to yields on comparable Treasury securities.

Q.   Which market factors influenced the Fund's relative performance?

A.   The narrowing of yield spreads between most non-Treasury sectors of the short-term fixed-income market to that of comparable
     Treasury securities had a significant effect on the Fund's relative performance.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund maintained significant overweights to all the non-Treasury sectors throughout the period. This proved beneficial to the Fund's relative performance by virtue of the narrowing of yield spreads on all the non-Treasury sectors with the exception of residential mortgage-backed securities.

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual Dwight Intermediate Fixed Income Fund underperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index. The Fund's Class Z shares posted a 4.39% return versus a 5.06% return for the Index.

o    The narrowing of yield spreads between most non-Treasury sectors of the short-term fixed-income market to that of comparable
     Treasury securities had a significant effect on the Fund's relative performance.

o    The Fund maintained significant overweights to all the non-Treasury sectors throughout the period. This proved beneficial to the Fund's relative performance by virtue of the narrowing of yield spreads on all the non-Treasury sectors with the exception of residential mortgage-backed securities.

                                                                                               Dwight Intermediate Fixed Income Fund

                                                                 73

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Top Ten Holdings
as of September 30, 2010*

FNMA
3.500%, 12/25/25                                                            4.2%
___________________________________________________________________________________

GNMA
4.500%, 12/20/40                                                            3.9%
___________________________________________________________________________________

U.S. Treasury Note
1.000%, 04/30/12                                                            3.4%
___________________________________________________________________________________

Fannie Mae REMICS,
CMO, Ser 2005-5, Cl AB
5.000%, 04/25/32                                                            3.1%
___________________________________________________________________________________

U.S. Treasury Note
0.375%, 08/31/12                                                            2.9%
___________________________________________________________________________________

GNMA
5.500%, 06/15/40                                                            2.7%
___________________________________________________________________________________

FNMA
6.000%, 04/01/39                                                            2.6%
___________________________________________________________________________________

U.S. Treasury Note
2.625%, 08/15/20                                                            1.9%
___________________________________________________________________________________

FNMA
6.000%, 06/01/36                                                            1.8%
___________________________________________________________________________________

FNMA
6.000%, 03/01/38                                                            1.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           27.8%
___________________________________________________________________________________

*Excludes short-term affiliated mutual fund.

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight") believes that the economy will see a continuation of modest growth through the remainder of this calendar year and all of next. In this environment Dwight believes that overweights to non-Treasury sectors of the fixed-income market will continue to be rewarding to the Fund's shareholders. In addition, Dwight expects the Fund will continue to maintain both a slightly lower sensitivity to the effects of changes in interest rates than that of the benchmark and a significant exposure to Treasury Inflation Protected securities (TIPS). Dwight believes this exposure to TIPS will provide the Fund some insulation from the possibility that interest rates could rise sooner than expected should the economy find itself in a growth spurt early next year with the attendant implications for heightened inflation expectations.

Dwight Intermediate Fixed Income Fund

                                                                 74

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010
____________________________________________________________________________________________________________________________________

                                                                                                Annualized       Annualized
                                                    Inception       6 Month      1 Year           5 Year          Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                              07/31/03        4.39%        7.51%            6.06%            5.87%
Class A with load                                    07/31/03       (0.59)%       2.14%            4.82%            4.92%
Class A without load                                 07/31/03        4.37%        7.23%            5.84%            5.64%
Class C with load                                    07/31/03        2.87%        5.33%            5.02%            4.83%
Class C without load                                 07/31/03        3.87%        6.33%            5.02%            4.83%
Institutional Class                                  12/20/06 (1)    4.44%        7.59%             n/a             6.80%
Barclays Capital U.S. Intermediate Aggregate
   Bond Index                                        07/31/03        5.06%        7.52%            6.09%            5.40%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense
(reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 27, 2010 prospectus as supplemented through September 1, 2010) are 0.81% and 0.60%; 1.02% and 0.85%; 1.81%
and 1.60%; and 0.68% and 0.52%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Intermediate Fixed Income Fund, Class Z	Barclays Capital Intermediate U.S. Aggregate Bond Index
7/31/03	10,000	10,000
3/31/04	10,619	10,542
3/31/05	11,013	10,635
3/31/06	11,311	10,881
3/31/07	11,988	11,588
3/31/08	12,652	12,496
3/31/09	13,155	12,919
3/31/10	14,420	13,876
9/30/10	15,054	14,578

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	6.8%
Cash Equivalents	13.6%
Corporate Bonds	26.4%
Mortgage Related	15.3%
Municipal Bonds	1.9%
U.S. Government Obligations	24.1%
U.S. Treasury Obligations	11.9%

                                                                 75

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - 30.1%                                                     Corporate Bond - continued
America Movil SAB de CV                                                    Embarq
   5.000%, 03/30/20                    $        280     $       302           7.082%, 06/01/16                    $        560     $       622
   3.625%, 03/30/15                             250             260        Enterprise Products Operating
American Axle & Manufacturing                                                 9.750%, 01/31/14                             154             189
   Holdings 144A,                                                             5.200%, 09/01/20                             191             207
   9.250%, 01/15/17                             160             175        Equinox Holdings 144A,
Amgen                                                                         9.500%, 02/01/16                             190             194
   3.450%, 10/01/20                              90              91        ERAC USA Finance 144A,
Appleton Papers 144A,                                                         5.250%, 10/01/20                             162             173
   10.500%, 06/15/15                            260             244        Exelon
ArcelorMittal                                                                 4.900%, 06/15/15                             300             329
   9.000%, 02/15/15                             532             642        Fiserv
Ashtead Capital 144A,                                                         4.625%, 10/01/20                             110             111
   9.000%, 08/15/16                             258             267           3.125%, 10/01/15                             197             200
Ashtead Holdings 144A,                                                     Ford Motor Credit
   8.625%, 08/01/15                              44              45           7.000%, 04/15/15                             200             214
AT&T                                                                       France Telecom SA
   5.800%, 02/15/19                              52              62           2.125%, 09/16/15                              70              70
Axtel SAB de CV 144A,                                                      Freeport-McMoRan Copper & Gold
   9.000%, 09/22/19                             210             194           8.375%, 04/01/17                             109             122
Baltimore Gas & Electric                                                   Frontier Communications
   5.900%, 10/01/16                             226             266           8.125%, 10/01/18                              57              62
Bank of America                                                            General Electric Capital
   5.300%, 03/15/17                             544             560           2.800%, 01/08/13                             700             721
BorgWarner                                                                 General Electric Capital, MTN,
   4.625%, 09/15/20                              90              91           5.720%, 08/22/11                             305             309
Canadian Imperial Bank of                                                  Genworth Financial
   Commerce 144A,                                                             7.700%, 06/15/20                             202             214
   2.000%, 02/04/13                             565             579        Geokinetics Holdings 144A,
Caterpillar Financial                                                         9.750%, 12/15/14                             157             137
   Services, MTN,                                                          Goldman Sachs Group
   2.750%, 06/24/15                             226             237           5.950%, 01/18/18                             265             291
Citigroup                                                                  Goodyear Tire & Rubber
   4.750%, 05/19/15                             249             262           10.500%, 05/15/16                            405             459
Cleaver-Brooks 144A,                                                       Headwaters
   12.250%, 05/01/16                             72              74           11.375%, 11/01/14                            342             364
CNH America                                                                Hewlett-Packard
   7.250%, 01/15/16                             210             224           2.125%, 09/13/15                             130             131
Comcast                                                                       1.250%, 09/13/13                              35              35
   5.150%, 03/01/20                             293             320        HSBC USA
Con-way                                                                       5.000%, 09/27/20                             198             198
   7.250%, 01/15/18                              25              28        Hutchison Whampoa
   6.700%, 05/01/34                             182             174           International 144A,
Corn Products International                                                   5.750%, 09/11/19                             142             158
   4.625%, 11/01/20                             120             123        Ingersoll-Rand Global Holding
   3.200%, 11/01/15                              65              66           9.500%, 04/15/14                              95             118
Covidien International Finance                                             Interface
   2.800%, 06/15/15                             201             208           11.375%, 11/01/13                            190             216
Denbury Resources                                                          International Game Technology
   9.750%, 03/01/16                             186             209           5.500%, 06/15/20                              70              75
Diamond Offshore Drilling                                                  JPMorgan Chase
   5.875%, 05/01/19                             168             192           4.400%, 07/22/20                             470             481
Discover Bank                                                              Kraft Foods
   7.000%, 04/15/20                             297             323           5.375%, 02/10/20                             140             156
_____________________________________________________________________      _____________________________________________________________________

                                                                 76

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - continued                                                 Corporate Bond - continued
Kratos Defense & Security Solutions                                        Target
   10.000%, 06/01/17                   $         64     $        68           3.875%, 07/15/20                    $        233     $       245
Landry's Restaurants                                                       Teck Resources
   11.625%, 12/01/15                            250             264           10.750%, 05/15/19                             54              68
Ltd Brands                                                                    10.250%, 05/15/16                             15              18
   8.500%, 06/15/19                             220             256           9.750%, 05/15/14                              19              23
Macy's Retail Holdings                                                        3.850%, 08/15/17                             155             160
   5.350%, 03/15/12                              46              48        Tengizchevroil Finance SARL 144A,
Manufacturers & Traders Trust                                                 6.124%, 11/15/14                             354             374
   6.625%, 12/04/17                             225             263        Terex
Morgan Stanley                                                                10.875%, 06/01/16                            284             324
   4.200%, 11/20/14                             231             239        Teva Pharmaceutical Finance II/III
Nabors Industries                                                             3.000%, 06/15/15                             275             288
   6.150%, 02/15/18                             100             111        Teva Pharmaceutical Finance III
National Semiconductor                                                        1.500%, 06/15/12                             155             157
   3.950%, 04/15/15                             290             304        Tyco International Finance
Navistar International                                                        3.375%, 10/15/15                             418             441
   8.250%, 11/01/21                             233             249        UBS AG
NBC Universal 144A,                                                           2.250%, 08/12/13                             411             415
   4.375%, 04/01/21                             200             202        United Airlines
   2.875%, 04/01/16                             250             250           12.750%, 07/15/12                            411             461
NCL                                                                        United Maritime Group Finance
   11.750%, 11/15/16                            195             218           11.750%, 06/15/15                            316             317
Nevada Power                                                               Vale Overseas
   7.125%, 03/15/19                             206             256           6.250%, 01/11/16                             355             402
Nexen                                                                      Valero Energy
   6.200%, 07/30/19                             215             251           6.125%, 02/01/20                             211             230
Omnicom Group                                                              Verizon Wireless Capital
   4.450%, 08/15/20                             150             154           5.550%, 02/01/14                               1               1
Oracle 144A,                                                               Western Union 144A,
   3.875%, 07/15/20                             174             182           5.253%, 04/01/20                              94             102
Overseas Shipholding Group                                                 Williams Partners LP
   8.125%, 03/30/18                             333             346           3.800%, 02/15/15                             455             479
Philip Morris International                                                Xcel Energy
   5.650%, 05/16/18                             413             484           5.613%, 04/01/17                             293             328
PNC Bank NA                                                                Xerox
   6.000%, 12/07/17                             565             635           6.400%, 03/15/16                             242             282
Protective Life                                                               4.250%, 02/15/15                              83              89
   7.375%, 10/15/19                             400             450        Xstrata Finance Canada 144A,
Qwest Communications                                                          5.500%, 11/16/11                              55              58
   International                                                                                                                   _____________
   8.000%, 10/01/15                             120             130
Regions Bank                                                               Total Corporate Bond (Cost $23,648)                          25,457
   7.500%, 05/15/18                             176             185        _____________________________________________________________________
Republic Services
   5.250%, 11/15/21                             247             273        U.S. Government Agency Obligations - 27.3%
Royal Bank of Scotland                                                     FNMA
   4.875%, 03/16/15                             107             113           6.500%, 11/01/36 (M)                         528             578
Simon Property Group LP                                                       6.000%, 03/01/34 (M)                         248             272
   5.650%, 02/01/20                             468             522           6.000%, 08/01/34 (M)                         242             264
Southern Copper                                                               6.000%, 02/01/36 TBA                         354             387
   5.375%, 04/16/20                             326             345           6.000%, 06/01/36 (M)                       1,592           1,730
SunTrust Bank                                                                 6.000%, 03/01/38 (M)                       1,177           1,282
   7.250%, 03/15/18                             548             623           6.000%, 04/01/39 (M)                       2,265           2,469
_____________________________________________________________________         5.967%, 10/01/36 (D)                          24              26
                                                                           _____________________________________________________________________

                                                                 77

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - continued                             Mortgage Related - continued
FNMA - continued                                                           Banc of America Commercial
   5.500%, 12/01/35 TBA                $        827     $       887           Mortgage, CMBS,
   5.000%, 06/01/40 TBA                          40              42           Ser 2001-PB1, Cl A2 (M)
   5.000%, 07/01/40 TBA                          90              95           5.787%, 05/11/35                    $        218     $       223
   5.000%, 07/01/40 TBA                          60              64        Banc of America Commercial
   5.000%, 07/01/40 TBA                         259             276           Mortgage, CMBS,
   5.000%, 07/01/40 TBA                         787             837           Ser 2005-6, Cl A4
   5.000%, 07/01/40 TBA                          40              42           5.346%, 09/10/47                             310             313
   5.000%, 08/01/40 TBA                         199             212        Banc of America Commercial
   5.000%, 08/01/40 TBA                          40              42           Mortgage, CMBS,
   5.000%, 09/01/40 TBA                         340             358           Ser 2005-6, Cl A4 (E), (M)
   5.000%, 09/01/40 TBA                          30              32           5.190%, 09/10/47                             500             550
   3.500%, 12/25/25 TBA                       3,900           3,994        Banc of America Commercial
FHLMC Gold                                                                    Mortgage, CMBS,
   6.000%, 04/01/38                              70              77           Ser 2006-5, Cl A1 (M)
   6.000%, 09/01/39                             459             497           5.185%, 09/10/47                             645             649
GNMA                                                                       Commercial Mortgage Asset Trust,
   5.500%, 06/15/40                           2,400           2,584           CMBS, Ser 1999-C1, Cl C (E)
   5.000%, 04/15/40 (M)                         681             729           7.350%, 01/17/32                             424             473
   5.000%, 05/15/40                             497             532        Credit Suisse First Boston
   4.500%, 12/20/40 TBA                       3,550           3,720           Mortgage Securities, CMBS,
   4.000%, 11/20/40 TBA                       1,100           1,133           Ser 1997-C2, Cl D (M)
                                                        _____________         7.270%, 01/17/35                              92              94
                                                                           Fannie Mae REMICS, CMO,
Total U.S. Government Agency Obligations                                      Ser 2003-65, Cl PC
   (Cost $22,984)                                            23,161           5.000%, 06/25/28                             189             192
_____________________________________________________________________      Fannie Mae REMICS, CMO,
                                                                              Ser 2005-5, Cl AB (M)
U.S. Treasury Obligations - 13.5%                                             5.000%, 04/25/32                           2,829           2,991
U.S. Treasury Inflation                                                    Fannie Mae REMICS, CMO,
   Indexed Bonds                                                              Ser 2005-87, Cl PC (M)
   2.375%, 01/15/25 (J)                         260             346           5.000%, 02/25/27                             878             908
U.S. Treasury Inflation                                                    Fannie Mae REMICS, CMO,
   Indexed Note                                                               Ser 2007-78, Cl PB (I)
   2.000%, 01/15/14 (J)                         520             658           6.000%, 08/25/31                             200             209
   2.000%, 07/15/14 (J)                         520             650        FHLMC Multifamily Structured
U.S. Treasury Note                                                            Pass Through
   2.625%, 08/15/20                           1,854           1,871           Certificates, CMO, K001, Cl A3 (E), (M)
   1.750%, 04/15/13                             144             148           5.469%, 01/25/12                              13              14
   1.250%, 08/31/15                           1,260           1,260        Freddie Mac REMICS, CMO,
   1.000%, 04/30/12                           3,250           3,283           2975, Cl OE
   0.750%, 08/15/13                             317             318           5.500%, 10/15/31                             900             964
   0.625%, 06/30/12                             118             119        GMAC Commercial Mortgage
   0.375%, 08/31/12                           2,820           2,818           Securities, CMBS,
                                                        _____________         Ser 2003-C2, Cl A1 (M)
Total U.S. Treasury Obligations                                               4.576%, 05/10/40                             615             647
   (Cost $11,287)                                            11,471        GS Mortgage Securities II, CMBS,
_____________________________________________________________________         Ser 2004-GG2, Cl A4
                                                                              4.964%, 08/10/38                             555             581
Mortgage Related - 17.4%                                                   GSR Mortgage Loan Trust, CMO,
Adjustable Rate Mortgage Trust,                                               Ser 2005-5F, Cl 1A1
   CMO, Ser 2004-4, Cl 3A1 (E)                                                5.000%, 06/25/35                             503             503
   3.145%, 03/25/35                               9               9        _____________________________________________________________________
Asset Securitization,
   Ser 1997-D5, Cl A1D (M)
   6.850%, 02/14/43                              65              66
Banc of America Commercial
   Mortgage, CMBS,
   Ser 2004-5, Cl A4 (E)
   4.936%, 11/10/41                             746             813
_____________________________________________________________________

                                                                 78

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Asset-Backed Securities - 7.8%
JP Morgan Chase Commercial                                                 Automobiles - 4.6%
   Mortgage Securities, CMBS,                                              Bank of America Auto
   Ser 2001-CIB2, Cl D (E), (M)                                               Trust, Ser 2010-2, Cl A3
   6.847%, 04/15/35                    $        150     $       152           1.310%, 07/15/14                     $       435     $       439
JP Morgan Chase Commercial                                                 Ford Credit Auto Owner
   Mortgage Securities, CMBS,                                                 Trust, Ser 2009-E, Cl A3 (M)
   Ser 2006-LDP9, Cl A3                                                       1.510%, 01/15/14                           1,000           1,009
   5.336%, 05/15/47                             185             193        Honda Auto Receivables Owner
LB-UBS Commercial Mortgage                                                    Trust, Ser 2009-2, Cl A3 (M)
   Trust, CMBS,                                                               2.790%, 01/15/13                           1,010           1,025
   Ser 2005-C7, Cl AM (E)                                                  Mercedes-Benz Auto Receivables
   5.263%, 11/15/40                             555             570           Trust, Ser 2010-1, Cl A3
Mastr Adjustable Rate Mortgages                                               1.420%, 08/15/14                             250             253
   Trust, CMO,                                                             Toyota Auto Receivables Owner
   Ser 2004-13, Cl 3A6 (D), (M)                                               Trust, Ser 2010-A, Cl A3
   2.899%, 11/21/34                             964             968           1.270%, 12/16/13                             475             479
Merrill Lynch/Countrywide                                                  Toyota Auto Receivables Owner
   Commercial Mortgage Trust,                                                 Trust, Ser 2010-B, Cl A3
   CMBS, Ser 2006-4, Cl A1 (E), (M)                                           1.040%, 02/18/14                             310             312
   3.642%, 12/12/49                               8               8        Volkswagen Auto Loan Enhanced
MLCC Mortgage Investors, CMO,                                                 Trust, Ser 2008-1, Cl A3 (M)
   Ser 2005-A, Cl A1 (D), (M)                                                 4.500%, 07/20/12                             348             351
   0.494%, 03/25/30                              13              12                                                                _____________
Morgan Stanley Capital I, CMBS,
   Ser 2005-HQ7, Cl A1 (E), (M)                                            Total Automobiles                                             3,868
   3.864%, 11/14/42                               3               3        _____________________________________________________________________
Morgan Stanley Capital I, CMBS,
   Ser 2007-T27, Cl A4                                                     Credit Card - 2.5%
   5.649%, 06/11/42                             384             426        American Express Credit
Morgan Stanley Dean Witter                                                    Account Master Trust,
   Capital I, CMBS,                                                           Ser 2009-1, Cl A (D)
   Ser 2001-TOP3, Cl A4 (M)                                                   1.607%, 12/15/14                             240             245
   6.390%, 07/15/33                             410             421        BA Credit Card Trust,
Morgan Stanley Dean Witter                                                    Ser 2010-A1, Cl A1 (D)
   Capital I, CMBS,                                                           0.557%, 09/15/15                             475             475
   Ser 2002-HQ, Cl A3 (M)                                                  Capital One Multi-Asset
   6.510%, 04/15/34                              52              55           Execution Trust,
PNC Mortgage Acceptance,                                                      Ser 2007-A4, Cl A4 (D)
   CMBS, Ser 2001-C1, Cl A2 (M)                                               0.287%, 03/16/15                             750             747
   6.360%, 03/12/34                             591             599        Capital One Multi-Asset
Protective Finance 144A, CMBS,                                                Execution Trust,
   Ser 2007-PLA, Cl A1 (M)                                                    Ser 2009-A2, Cl A2 (M)
   5.325%, 03/14/38                             452             463           3.200%, 04/15/14                             664             676
RBSCF Trust 144A, CMBS,                                                                                                            _____________
   Ser 2010-MB1, Cl A2
   3.686%, 04/15/24                             531             559        Total Credit Card                                             2,143
Wachovia Bank Commercial                                                   _____________________________________________________________________
   Mortgage Trust, CMBS,
   Ser 2005-C20, Cl AMFX (E), (M)                                          Home Equity - 0.2%
   5.179%, 07/15/42                              80              82        CIT Group Home Equity Loan
                                                        _____________         Trust, Ser 2002-1, Cl AF5 (H), (M)
                                                                              6.710%, 02/25/33                               4               2
Total Mortgage Related (Cost $14,427)                        14,710        Equivantage Home Equity Loan
_____________________________________________________________________         Trust, Ser 1996-3, Cl A3 (M)
                                                                              7.700%, 09/25/27                               4               4
                                                                           HSBC Home Equity Loan Trust,
                                                                              Ser 2006-2, Cl A1 (D), (M)
                                                                              0.407%, 03/20/36                              61              57
                                                                           Residential Asset Securities,
                                                                              Ser 2001-KS3, Cl AI6 (E), (M)
                                                                              5.960%, 09/25/31                              18              18
                                                                           _____________________________________________________________________

                                                                 79

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

_____________________________________________________________________
                                                                           Other Information:
                                        Face Amount
Description                            (000)/Shares     Value (000)        The Old Mutual Dwight Intermediate Fixed Income Fund invested in
_____________________________________________________________________      option contracts during the six-month period ended September 30,
                                                                           2010. The primary type of risk associated with these derivative
Home Equity - continued                                                    instruments is foreign exchange risk. Refer to Note 2 in the Notes to
Soundview Home Equity Loan Trust,                                          Financial Statements for further discussion about the risks and the
   Ser 2006-OPT3, Cl 2A2 (D), (M)                                          objectives for utilizing derivative instruments. The effects of these
   0.374%, 06/25/36                    $          4     $         4        derivative instruments on the Fund's financial performance as
Terwin Mortgage Trust,                                                     reflected in the Statement of Operations are presented in the tables
   Ser 2005-14HE, Cl AF2 (H), (M)                                          below.
   4.849%, 08/25/36                              76              71
                                                        _____________      The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2010 are as follows (000):
Total Home Equity                                               156
_____________________________________________________________________      Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
                                                                           _____________________________________________________________________
Other - 0.5%
Oil and Gas Royalty Trust 144A,                                            Derivatives not designated as       Purchased      Written
   Ser 2005-1A, Cl A (K)                                                   hedging instruments,                 Options       Options
   5.090%, 07/28/12                              67              69        carried at fair value               Contracts     Contracts     Total
TXU Electric Delivery Transition                                           _______________________________     _________     _________     _____
   Bond, Ser 2004-1, Cl A2 (M)
   4.810%, 11/17/14                             322             337        Foreign exchange contracts            $(11)          $5          $(6)
                                                        _____________                                            ____           __          ___

Total Other                                                     406        Total                                 $(11)          $5          $(6)
                                                        _____________      _____________________________________________________________________

Total Asset-Backed Securities (Cost $6,516)                   6,573
_____________________________________________________________________       Change in Unrealized Appreciation or (Depreciation) on Derivatives
                                                                                                    Recognized in Income
Municipal Bond - 2.2%                                                      _____________________________________________________________________
East Bay Municipal Utility District
   5.874%, 06/01/40                             400             450        Derivatives not designated as       Purchased      Written
Louisiana Local Government                                                 hedging instruments,                 Options       Options
   Environmental Facilities                                                carried at fair value               Contracts     Contracts     Total
   Community Development                                                   _______________________________     _________     _________     _____
   Authority
   1.520%, 02/01/18                             440             446        Foreign exchange contracts              $7           $(4)        $3
New York City Municipal Water                                                                                      __           ___         __
   Finance Authority
   6.011%, 06/15/42                             230             256        Total                                   $7           $(4)        $3
Texas State Transportation                                                 _____________________________________________________________________
   Commission
   5.178%, 04/01/30                             210             226
Virginia Commonwealth
   Transportation Board
   5.350%, 05/15/35                             200             216
State of Washington
   5.140%, 08/01/40                             260             271
                                                        _____________

Total Municipal Bond (Cost $1,740)                            1,865
_____________________________________________________________________

Affiliated Mutual Fund - 15.4%
Old Mutual Cash Reserves Fund,
   Institutional Class, 0.10% (A)        13,045,162          13,045
                                                        _____________

Total Affiliated Mutual Fund (Cost $13,045)                  13,045
_____________________________________________________________________

Total Investments - 113.7% (Cost $93,647)                    96,282
_____________________________________________________________________

Other Assets and Liabilities, Net - (13.7)%                 (11,573)
_____________________________________________________________________

Total Net Assets - 100.0%                               $    84,709
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 89.

                                                                 80

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used as of September 30, 2010 in valuing the Fund's net assets were as follows (000):

                         Description                                    Level 1          Level 2        Level 3         Total
____________________________________________________________________________________________________________________________________

Investments
   Corporate Bond                                                       $     -          $25,457          $ -          $25,457
   U.S. Government Agency Obligations                                         -           23,161            -           23,161
   U.S. Treasury Obligations                                                  -           11,471            -           11,471
   Mortgage Related                                                           -           14,710            -           14,710
   Asset-Backed Securities                                                    -            6,504           69            6,573
   Municipal Bond                                                             -            1,865            -            1,865
   Affiliated Mutual Fund                                                13,045                -            -           13,045
____________________________________________________________________________________________________________________________________

Total Investments                                                       $13,045          $83,168          $69          $96,282
____________________________________________________________________________________________________________________________________

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value (000).

                                                                    Investments
________________________________________________________________________________

Balance as of March 31, 2010                                            $1,767
   Realized gain (loss)                                                      -
   Change in unrealized appreciation (depreciation)                          -
   Accrued discounts/premiums                                                -
   Net purchases (sales)                                                  (998)
   Transfers in and/or out of Level 3                                     (700)
________________________________________________________________________________

Balance as of September 30, 2010                                        $   69
________________________________________________________________________________

The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of
Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 81

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the six-month period ended September 30, 2010, the Old Mutual Dwight Short Term Fixed Income Fund underperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasuries Index. The Fund's Class Z shares posted a 1.74% return versus a
     1.78% return for the Index.

o    The narrowing of yield spreads between most non-Treasury sectors of the short-term fixed-income market to that of comparable
     Treasury securities had a significant effect on the Fund's relative performance.

o    The Fund maintained significant overweights to all the non-Treasury sectors of the short-term fixed-income market throughout the period. This proved beneficial to the Fund's relative performance by virtue of the narrowing of yield spreads on all the non-Treasury sectors with the exception of residential mortgage-backed securities.

Q.   How did the Fund perform relative to its benchmark?

A.   For the six-month period ended September 30, 2010, the Old Mutual Dwight Short Term Fixed Income Fund (the "Fund")
     underperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasuries Index (the "Index"). The Fund's Class Z shares posted a 1.74% return versus a 1.78% return for the Index. Performance for all share classes can be found on page 84.

Q.   What investment environment did the Fund face during the past period?

A.   Short-term interest rates fell to record-low levels over the course of the six-month period ending September 30, 2010. The yield on the five-year Treasury note, for example, fell nearly 0.50% to end the period at a level of 1.27%. Interest rates fell as the pace of economic activity - while positive - failed to alleviate the concerns of economic policymakers as to its sustainability. As a result, the attention of market participants was focused towards the end of the period on renewed efforts on the part of the Federal Reserve Board (the "Fed") to spur growth through additional outright purchases of Treasury securities for the Fed's investment account. Nonetheless, the economy did grow enough to cause investors to rediscover the usefulness of "risk assets" for their portfolios. As a result, yields on most non-Treasury sectors of the market compressed when compared to yields on comparable Treasury securities.

Q.   Which market factors influenced the Fund's relative performance?

A.   The narrowing of yield spreads between most non-Treasury sectors of the short-term fixed-income market to that of comparable
     Treasury securities had a significant effect on the Fund's relative performance.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund maintained significant overweights to all the non-Treasury sectors of the short-term fixed-income market throughout the period. This proved beneficial to the Fund's relative performance by virtue of the narrowing of yield spreads on all the non-Treasury sectors with the exception of residential mortgage-backed securities.

Dwight Short Term Fixed Income Fund

                                                                82

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight") believes that the economy will see a continuation of modest growth through the remainder of this calendar year and all of next. In this environment Dwight believes that overweights to non-Treasury sectors of the fixed-income market will continue to be rewarding to the Fund's shareholders. In addition, Dwight expects the Fund will continue to maintain both a slightly lower sensitivity to the effects of changes in interest rates than that of the benchmark and a significant exposure to Treasury Inflation Protected securities (TIPS). Dwight believes this exposure to TIPS will provide the Fund some insulation from the possibility that interest rates could rise sooner than expected should the economy find itself in a growth spurt early next year with the attendant implications for heightened inflation expectations.

Top Ten Holdings
as of September 30, 2010*

U.S. Treasury Note
1.375%, 02/15/13                                                            3.3%
___________________________________________________________________________________

FHLMC Gold
5.000%, 05/15/40                                                            2.3%
___________________________________________________________________________________

U.S. Treasury
Inflation Indexed Note
1.250%, 07/15/20                                                            2.0%
___________________________________________________________________________________

U.S. Treasury
Inflation Indexed Note
2.375%, 04/15/11                                                            2.0%
___________________________________________________________________________________

CDP Financial 144A
3.000%, 11/25/14                                                            2.0%
___________________________________________________________________________________
FMNA
5.500%, 08/01/22                                                            1.9%
___________________________________________________________________________________

Ford Credit Auto Owner Trust
Ser 2009-E, Cl A3
1.510%, 01/15/14                                                            1.9%
___________________________________________________________________________________

Yale University, MTN
2.900%, 10/15/14                                                            1.8%
___________________________________________________________________________________

US Central Federal Credit
Union
1.900%, 10/19/12                                                            1.8%
___________________________________________________________________________________

LB-UBS Commercial
Mortgage Trust, CMBS,
Ser 2005-C7, Cl A2
5.103%, 11/15/30                                                            1.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           20.7%
___________________________________________________________________________________

* Excludes short-term affiliated mutual fund.

                                                                                                 Dwight Short Term Fixed Income Fund

                                                                83

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2010
________________________________________________________________________________________________________________________________________________

                                                                                                  Annualized       Annualized       Annualized
                                                      Inception       6 Month      1 Year           5 Year           10 Year        Inception
                                                        Date          Return       Return           Return           Return          to Date
________________________________________________________________________________________________________________________________________________

Class Z                                                08/31/99        1.74%        3.52%            4.02%            3.93%            4.21%
Class A with load                                      07/31/03       (1.43)%       0.05%            2.79%             n/a             2.53%
Class A without load                                   07/31/03        1.61%        3.15%            3.80%             n/a             3.23%
Class C with load                                      07/31/03        0.46%        1.75%            3.27%             n/a             2.71%
Class C without load                                   07/31/03        1.46%        2.75%            3.27%             n/a             2.71%
Institutional Class                                    12/20/06 (1)    1.92%        3.68%             n/a              n/a             4.24%
BofA Merrill Lynch 1-3 Year U.S. Treasuries Index      08/31/99        1.78%        2.53%            4.35%            4.21%            4.38%
________________________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

On October 1, 2004, the Fund's Shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 3.00% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and total annual operating expenses after expense
(reduction)/recoupment you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectus as supplemented through September 1, 2010) are 0.64% and 0.72%; 0.98% and 0.97%; 1.52% and
1.47%; and 0.75% and 0.57%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Short Term Fixed Fund, Class Z	Merrill Lynch 1-3 Year U.S. Treasuries Index
3/31/00	10,000	10,000
3/31/01	10,685	10,960
3/31/02	11,276	11,552
3/31/03	11,769	12,288
3/31/04	12,167	12,572
3/31/05	12,292	12,528
3/31/06	12,629	12,819
3/31/07	13,278	13,462
3/31/08	13,930	14,672
3/31/09	14,132	15,202
3/31/10	14,942	15,416
9/30/10	15,203	15,691

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of September 30, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities Total	13.5%
Cash Equivalents Total	9.8%
Corporate Bonds Total	30.6%
Mortgage Related Total	19.3%
Municipal Bonds Total	0.5%
U.S. Government Obligations Total	14.1%
U.S. Treasury Obligations Total	12.2%

                                                                84

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - 30.9%                                                     Mortgage Related - 19.5%
Alabama Power                                                              Banc of America Commercial
   4.850%, 12/15/12                    $      1,800     $     1,947           Mortgage, CMBS,
Andrew W Mellon Foundation                                                    Ser 2001-PB1, Cl A2
   3.950%, 08/01/14                           2,500           2,735           5.787%, 05/11/35                    $      1,210     $     1,240
Bank of America                                                            Banc of America Commercial
   5.375%, 09/11/12                           1,350           1,439           Mortgage, CMBS,
Bank of Montreal 144A,                                                        Ser 2004-4, Cl A3
   2.850%, 06/09/15                           2,000           2,105           4.128%, 07/10/42                             164             164
Canadian Imperial Bank                                                     Bear Stearns Commercial
   of Commerce 144A,                                                          Mortgage Securities, CMBS,
   2.000%, 02/04/13                           1,740           1,784           Ser 2002-PBW1, Cl A1 (E)
CDP Financial 144A,                                                           3.970%, 11/11/35                             174             177
   3.000%, 11/25/14                           3,500           3,634        Commercial Mortgage Pass
Citigroup                                                                     Through Certificates, CMBS,
   2.875%, 12/09/11                           1,100           1,132           Ser 2005-LP5, Cl A2
Citigroup Funding                                                             4.630%, 05/10/43                             245             249
   1.875%, 11/15/12                           3,000           3,076        Credit Suisse First Boston
European Investment Bank                                                      Mortgage Securities, CMBS,
   3.250%, 02/15/11                           1,680           1,699           Ser 1997-C2, Cl D
   3.000%, 04/08/14                           2,200           2,343           7.270%, 01/17/35                             261             267
Goldman Sachs Group                                                        Fannie Mae REMICS, CMO,
   3.250%, 06/15/12                           2,000           2,091           Ser 2006-63, Cl QB
Hewlett-Packard                                                               5.500%, 09/25/27                             381             385
   2.950%, 08/15/12                           1,800           1,877        Fannie Mae REMICS, CMO,
HSBC USA                                                                      Ser 2007-79, Cl MA
   3.125%, 12/16/11                           2,438           2,517           5.500%, 12/25/28                           1,254           1,280
International Bank for                                                     Fannie Mae REMICS, CMO,
   Reconstruction & Development (D)                                           Ser 2003-92, Cl JW
   0.468%, 03/04/11                           2,000           2,002           5.000%, 07/25/28                           2,051           2,112
Kreditanstalt fuer Wiederaufbau                                            Fannie Mae REMICS, CMO,
   3.500%, 03/10/14                           2,450           2,653           Ser 2005-5, Cl AB
Kreditanstalt fuer Wiederaufbau, MTN, (D)                                     5.000%, 04/25/32                             246             260
   0.571%, 03/02/11                           2,000           2,001        FDIC Structured Sale Guaranteed
Microsoft                                                                     Notes 144A, CMO,
   0.875%, 09/27/13                           1,000           1,001           Ser 2010-S1, Cl 2A
Morgan Stanley                                                                3.250%, 04/25/38                           1,913           1,952
   2.900%, 12/01/10                           2,000           2,009        Freddie Mac Reference REMIC, CMO,
Pfizer                                                                        R007, Cl AC
   4.450%, 03/15/12                           1,800           1,895           5.875%, 05/15/16                           1,277           1,290
PNC Funding                                                                Freddie Mac REMICS, CMO,
   2.300%, 06/22/12                           1,500           1,545           3316, Cl EA
Principal Life Income Funding Trusts                                          5.500%, 10/15/29                           1,664           1,684
   5.150%, 06/17/11                           2,500           2,580        Freddie Mac REMICS, CMO,
Regions Bank                                                                  2592, Cl PE (M)
   3.250%, 12/09/11                           2,124           2,193           5.000%, 01/15/17                             871             894
Toronto-Dominion Bank 144A,                                                Freddie Mac REMICS, CMO,
   2.200%, 07/29/15                           1,300           1,317           2890, Cl QA
US Central Federal Credit Union                                               5.000%, 01/15/18                             438             446
   1.900%, 10/19/12                           3,300           3,385        Freddie Mac REMICS, CMO,
Westfield Capital/WT Finance                                                  2916, Cl YE
   Aust/ WEA Finance 144A,                                                    5.000%, 11/15/26                             868             886
   4.375%, 11/15/10                           2,410           2,420        Freddie Mac REMICS, CMO,
Yale University, MTN,                                                         2989, Cl TE
   2.900%, 10/15/14                           3,212           3,400           5.000%, 12/15/22                             914             931
                                                        _____________      Freddie Mac REMICS, CMO,
                                                                              3176, Cl HL
Total Corporate Bond (Cost $54,866)                          56,780           5.000%, 02/15/28                             706             708
_____________________________________________________________________      _____________________________________________________________________

                                                                 85

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)
_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Mortgage Related - continued
Freddie Mac REMICS, CMO,                                                   Protective Finance 144A, CMBS,
   3405, Cl PA                                                                Ser 2007-PLA, Cl A1
   5.000%, 10/15/31                    $      1,323     $     1,357           5.325%, 03/14/38                    $        508     $       520
Freddie Mac REMICS, CMO,                                                   Prudential Commercial
   2623, Cl AJ (M)                                                            Mortgage Trust, CMBS,
   4.500%, 07/15/16                           1,380           1,401           Ser 2003-PWR1, Cl A1
Freddie Mac REMICS, CMO,                                                      3.669%, 02/11/36                             481             484
   2868, Cl BE                                                             Sequoia Mortgage Trust, CMO,
   4.250%, 08/15/24                             960             983           Ser 2004-12, Cl A1 (D) (M)
GE Capital Commercial                                                         0.527%, 01/20/35                             908             746
   Mortgage, CMBS,                                                         Structured Asset Securities, CMO,
   Ser 2001-2, Cl A4                                                          Ser 2002-21A, Cl 4A1 (E)
   6.290%, 08/11/33                           1,850           1,899           2.668%, 11/25/32                           1,656           1,495
Greenwich Capital Commercial                                               Wells Fargo Mortgage Backed
   Funding, CMBS,                                                             Securities Trust, CMO,
   Ser 2005-GG3, Cl A2                                                        Ser 2002-18, Cl 2A4 (M)
   4.305%, 08/10/42                           1,423           1,450           6.000%, 12/25/32                             164             165
GSR Mortgage Loan Trust, CMO,                                              Wells Fargo Mortgage Backed
   Ser 2005-AR3, Cl 3A2 (E)(K)                                                Securities Trust, CMO,
   2.933%, 05/25/35                           1,186             337           Ser 2005-AR3, Cl 2A1 (E) (M)
JP Morgan Chase Commercial                                                    2.879%, 03/25/35                           1,808           1,718
   Mortgage Securities, CMBS,                                                                                                      _____________
   Ser 2003-CB6, Cl A1
   4.393%, 07/12/37                           1,607           1,661        Total Mortgage Related
JP Morgan Chase Commercial                                                     (Cost $36,770)                                           35,775
   Mortgage Securities, CMBS,                                              _____________________________________________________________________
   Ser 2004-PNC1, Cl A2
   4.555%, 06/12/41                             509             512        U.S. Government Agency Obligations - 14.3%
JP Morgan Chase Commercial                                                 FHLB
   Mortgage Securities, CMBS,                                                 1.750%, 08/22/12                           2,500           2,557
   Ser 2005-LDP1, Cl A2                                                    FNMA
   4.625%, 03/15/46                             626             637           5.500%, 03/15/11 (M)                       2,400           2,458
JP Morgan Chase Commercial                                                    5.500%, 08/01/22                           3,275           3,527
   Mortgage Securities, CMBS,                                                 5.500%, 12/01/35 TBA                          41              44
   Ser 2007-CB19, Cl A1                                                       5.000%, 09/01/23                             575             611
   5.538%, 02/12/49                             821             829           5.000%, 11/01/23                           1,082           1,150
LB-UBS Commercial                                                             5.000%, 07/01/24                           1,290           1,368
   Mortgage Trust, CMBS,                                                      1.125%, 10/08/13 TBA                       2,000           2,001
   Ser 2005-C7, Cl A2                                                      FHLMC
   5.103%, 11/15/30                           3,248           3,254           2.125%, 03/23/12 (M)                       2,000           2,049
Merrill Lynch/Countrywide Commercial                                          1.750%, 06/15/12                           1,800           1,839
   Mortgage Trust, CMBS,                                                      1.600%, 10/15/12                           2,000           2,001
   Ser 2006-2, Cl A1 (E)                                                   FHLMC Gold
   5.773%, 06/12/46                             149             149           5.500%, 06/15/40                             200             215
Merrill Lynch/Countrywide Commercial                                          5.000%, 12/01/23                           1,093           1,162
   Mortgage Trust, CMBS,                                                      5.000%, 05/01/24                             889             945
   Ser 2007-9, Cl A1                                                          5.000%, 05/15/40                           4,079           4,364
   4.277%, 09/12/49                             371             372                                                                _____________
MLCC Mortgage Investors, CMO,
   Ser 2004-1, Cl 1A (E) (M)                                               Total U.S. Government Agency
   2.555%, 12/25/34                             934             881           Obligations (Cost $25,992)                                26,291
_____________________________________________________________________      _____________________________________________________________________

                                                                           U.S. Treasury Obligations - 12.4%
                                                                           U.S. Treasury Inflation
                                                                              Indexed Note (J)
                                                                              3.500%, 01/15/11                           2,200           2,780
                                                                              2.375%, 04/15/11                           3,300           3,669
                                                                              1.250%, 07/15/20                           3,500           3,671
                                                                           _____________________________________________________________________

                                                                 86

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Treasury Obligations - continued                                      Credit Card - 2.2%
U.S. Treasury Note                                                         American Express Credit
   1.375%, 02/15/13                    $      6,000     $     6,120           Account Master Trust,
   1.250%, 08/31/15                           1,980           1,979           Ser 2009-1, Cl A (D)
   1.125%, 12/15/12                           1,280           1,298           1.607%, 12/15/14                    $      1,500     $     1,530
   1.000%, 03/31/12                             494             499        BA Credit Card Trust,
   0.875%, 01/31/12                           2,699           2,719           Ser 2010-A1, Cl A1 (D)
                                                        _____________         0.557%, 09/15/15                           1,000           1,000
                                                                           Cabela's Master Credit
Total U.S. Treasury Obligations                                               Card Trust 144A,
    (Cost $22,508)                                           22,735           Ser 2009-1A, Cl A (D)
_____________________________________________________________________         2.257%, 03/16/15                           1,500           1,533
                                                                                                                                   _____________
Asset-Backed Securities - 13.7%
Automobile - 8.8%                                                          Total Credit Card                                             4,063
Ally Auto Receivables Trust,                                               _____________________________________________________________________
   Ser 2010-1, Cl A3
   1.450%, 05/15/14                             433             438        Other - 2.7%
Ally Auto Receivables Trust,                                               Entergy Gulf States Reconstruction
   Ser 2010-2, Cl A3                                                          Funding, Ser 2007-A, Cl A1
   1.380%, 07/15/14                           1,000           1,011           5.510%, 10/01/13                           2,170           2,276
Ally Auto Receivables Trust,                                               Entergy Texas Restoration
   Ser 2010-3, Cl A3                                                          Funding, Ser 2009-A, Cl A1
   1.110%, 10/15/14                           1,225           1,231           2.120%, 02/01/16                           1,860           1,913
AmeriCredit Automobile                                                     Fannie Mae Whole Loan,
   Receivables Trust,                                                         Ser 2001-W4, Cl AF5 (H) (M)
   Ser 2009-1, Cl A3                                                          6.114%, 02/25/32                             142             138
   3.040%, 10/15/13                           2,820           2,888        Oil and Gas Royalty Trust 144A,
BMW Vehicle Owner Trust,                                                      Ser 2005-1A, Cl A (K)
   Ser 2010-A, Cl A3                                                          5.090%, 07/28/12                             643             660
   1.390%, 04/25/14                           1,000           1,012                                                                _____________
Ford Credit Auto Owner Trust,
   Ser 2008-B, Cl A3A                                                      Total Other                                                   4,987
   4.280%, 05/15/12                             945             956                                                                _____________
Ford Credit Auto Owner Trust,
   Ser 2009-E, Cl A3                                                       Total Asset-Backed Securities
   1.510%, 01/15/14                           3,425           3,457            (Cost $24,902)                                           25,136
Ford Credit Auto Owner Trust,                                              _____________________________________________________________________
   Ser 2010-A, Cl A3
   1.320%, 06/15/14                           1,500           1,515        Municipal Bond - 0.5%
Mercedes-Benz Auto                                                         Louisiana Local Government
   Receivables Trust,                                                         Environmental Facilities
   Ser 2010-1, Cl A3                                                          Community Development Authority
   1.420%, 08/15/14                             500             506           1.110%, 02/01/16                             950             956
Toyota Auto Receivables Owner Trust,                                                                                               _____________
   Ser 2010-A, Cl A3
   1.270%, 12/16/13                           1,000           1,008        Total Municipal Bond (Cost $950)                                956
Toyota Auto Receivables Owner Trust,                                       _____________________________________________________________________
   Ser 2010-B, Cl A3
   1.040%, 02/18/14                             665             669        Affiliated Mutual Fund - 9.8%
Toyota Auto Receivables Owner Trust,                                       Old Mutual Cash Reserves Fund,
   Ser 2010-C, Cl A3                                                          Institutional Class, 0.10% (A)        18,127,388          18,127
   0.770%, 04/15/14                           1,395           1,395                                                                _____________
                                                        _____________
                                                                           Total Affiliated Mutual Fund (Cost $18,127)                  18,127
Total Automobile                                             16,086        _____________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments - 101.1% (Cost $184,115)                  185,800
                                                                           _____________________________________________________________________

                                                                           Other Assets and Liabilities, Net - (1.1)%                   (2,023)
                                                                           _____________________________________________________________________

                                                                           Total Net Assets 100.0%                                 $   183,777
                                                                           _____________________________________________________________________

                                                                           For descriptions of abbreviations and footnotes, please refer to page 89.

                                                                 87

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of September 30, 2010 in valuing the Fund's net assets were as follows (000):

                            Description                                   Level 1          Level 2         Level 3          Total
____________________________________________________________________________________________________________________________________

Investments
   Corporate Bond                                                         $     -         $ 56,780         $     -         $ 56,780
   Mortgage Related                                                             -           35,775               -           35,775
   U.S. Government Agency Obligations                                           -           26,291               -           26,291
   U.S. Treasury Obligations                                                    -           22,735               -           22,735
   Asset-Backed Securities                                                      -           23,081           2,055           25,136
   Municipal Bond                                                               -              956               -              956
   Affiliated Mutual Fund                                                  18,127                -               -           18,127
____________________________________________________________________________________________________________________________________

Total Investments                                                         $18,127         $165,618         $ 2,055         $185,800
____________________________________________________________________________________________________________________________________

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value
(000).

                                                                         Investments
____________________________________________________________________________________
Balance as of March 31, 2010                                               $ 4,158
   Realized gain (loss)                                                          2
   Change in unrealized appreciation (depreciation)                            (14)
   Accrued discounts/premiums                                                    -
   Net purchases (sales)                                                      (242)
   Transfers in and/or out of Level 3                                       (1,849)
____________________________________________________________________________________

Balance as of September 30, 2010                                           $ 2,055
____________________________________________________________________________________

The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of
Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 88

NOTES TO SCHEDULE OF INVESTMENTS
____________________________________________________________________________________________________________________________________

* Non-income producing security.

144A  - Security exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 2010, the value of these securities amounted to $966 (000), representing 1.8% of the net assets of the Old Mutual Barrow Hanley Core Bond Fund, $7,997 (000),
        representing 5.6% of the net assets of the Old Mutual Cash Reserves Fund, $3,411 (000), representing 35.6% of the net assets of the Old Mutual Dwight High Yield Fund, $4,499 (000), representing 5.3% of the net assets of the Dwight Intermediate Fixed
        Income Fund and $15,925 (000), representing 8.7% of the net assets of the Dwight Short Term Fixed Income Fund.
(A)   - Investment is a fund within the Old Mutual family of funds and may be deemed to be under common control as it may share the same Board of Trustees. Old Mutual Capital, Inc. serves as the investment adviser to the affiliated mutual fund. The rate reported represents the 7-day effective yield as of September 30, 2010.
(B)   - All or a portion of this security is held as cover for securities sold short.
(C)   - All or a portion of this security is held as required margin for open futures contracts. The rate reported represents the effective yield at the time of purchase.
(D)   - Floating Rate Security - The rate reported represents the security's rate as of September 30, 2010.
(E)   - Variable Rate Security - The rate reported represents the effective yield at the time of purchase.
(F)   - Discount Note - the rate reported on the Schedule of Investments represents the effective yield at the time of purchase.
(G)   - Tri-party repurchase agreement.
(H)   - The rate shown reflects the coupon rate after the step date.
(I)   - Interest Only.
(J)   - Inflation-Indexed Bond - The principal amount of this security is adjusted for inflation.
(K)   - Security deemed to be illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. On September
        30, 2010, the value of these securities amounted to $69 (000), representing 0.1% of the net assets of the Old Mutual Dwight
        Intermediate Fixed Income Fund and $997 (000), representing 0.5% of the net assets of the Old Mutual Dwight Short Term Fixed
        Income Fund.
(L)   - Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.
(M)   - All or a portion of this security is held as cover for TBAs.
ADR   - American Depositary Receipt
Cl    - Class
CMBS  - Commercial Mortgage-Backed Security
CMO   - Collateralized Mortgage Obligation
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA  - Federal National Mortgage Association
GNMA  - Government National Mortgage Association
HMO   - Health Maintenance Organization
ISP   - Internet Service Provider
LP    - Limited Partnership
MTN   - Medium Term Note
R&D   - Research and Development
REITs - Real Estate Investment Trusts
REMICS- Real Estate Mortgage Investment Conduit
Ser   - Series
TBA   - Security traded under delayed delivery commitments settling after September 30, 2010. Income on this security will not be earned until the settlement date.

Amounts designated as "-" are either $0 or have been rounded to $0.

Cost figures are shown with "000's" omitted.

                                                                 89

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

____________________________________________________________________________________________________________________________________

                                                                                                                     Old Mutual
                                                                                                                   Analytic U.S.
                                                                                                                  Long/Short Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                   $   53,674
   Investment in Affiliated Mutual Fund, at cost                                                                         1,418
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                  $   56,779
   Investment in Affiliated Mutual Fund, at value                                                                        1,418
   Cash Deposits Held at Prime Broker                                                                                       21
   Receivable for Capital Shares Sold                                                                                       34
   Receivable for Investment Securities Sold                                                                             4,816
   Receivable for Dividends and Interest                                                                                   136
   Receivable from Investment Adviser                                                                                        -
   Other Assets                                                                                                             12
____________________________________________________________________________________________________________________________________

      Total Assets                                                                                                      63,216
____________________________________________________________________________________________________________________________________

Liabilities:
   Securities Sold Short, at Value (Proceeds received of $9,478, $-, $-, $-,$-)                                          9,403
   Payable to Investment Adviser                                                                                             6
   Payable for Management Fees                                                                                              34
   Payable for Capital Shares Redeemed                                                                                   4,092
   Payable for Investment Securities Purchased                                                                           1,027
   Payable to Custodian                                                                                                      -
   Payable for Trustees' Fees                                                                                                7
   Payable for Distribution and Service Fees                                                                                 -
   Variation Margin Payable on Futures Contracts                                                                            14
   Accrued Expenses                                                                                                         67
____________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                                 14,650
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                          $   48,566
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                                                 $  121,332
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                                  1,224
   Accumulated Net Realized Loss on Investments, Futures Contracts
      and Securities Sold Short                                                                                        (77,198)
   Net Unrealized Appreciation on Investments, Futures Contracts
      and Securities Sold Short                                                                                          3,208
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                          $   48,566
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                $   36,650
Net Assets - Class A                                                                                                     3,146
Net Assets - Institutional Class                                                                                         8,770
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                  3,615,970
Outstanding Shares of Beneficial Interest - Class A                                                                    313,550
Outstanding Shares of Beneficial Interest - Institutional Class                                                        862,361
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                 $    10.14
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                           $    10.03
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A**                                                                          $    10.64
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                     $    10.17
____________________________________________________________________________________________________________________________________

†  Par Value of $0.001, unlimited authorization
*  Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 90

____________________________________________________________________________________________________________________________________

              Old Mutual                                                                                        Old Mutual
            Barrow Hanley                      Old Mutual                       Old Mutual                       Large Cap
             Value Fund                       Focused Fund                   Heitman REIT Fund                  Growth Fund
____________________________________________________________________________________________________________________________________

            $   121,473                       $   533,706                       $   45,158                      $   156,847
                      -                            16,596                              267                            4,675
____________________________________________________________________________________________________________________________________

            $   130,588                       $   559,522                       $   60,393                      $   195,012
                      -                            16,596                              267                            4,675
                      -                                 -                                -                                -
                     90                               206                                4                               19
                    775                            12,992                            1,068                                -
                    365                               599                              137                              171
                      2                               176                                -                                -
                     21                                80                               10                               25
____________________________________________________________________________________________________________________________________

                131,841                           590,171                           61,879                          199,902
____________________________________________________________________________________________________________________________________

                      -                                 -                                -                                -
                      -                                 -                                2                               44
                     80                               341                               46                              111
                    318                               528                               32                              137
                      -                             6,858                            1,079                                -
                    305                                 -                                -                                -
                      5                                25                                2                                7
                      -                                 2                                -                                -
                      -                                 -                                -                                -
                     34                               461                               26                              176
____________________________________________________________________________________________________________________________________

                    742                             8,215                            1,187                              475
____________________________________________________________________________________________________________________________________

            $   131,099                       $   581,956                       $   60,692                      $   199,427
____________________________________________________________________________________________________________________________________

            $   145,968                       $ 1,797,763                       $   61,521                      $   496,870

                  1,223                             1,640                           (2,690)                             338

                (25,207)                       (1,243,263)                         (13,374)                        (335,946)

                  9,115                            25,816                           15,235                           38,165
____________________________________________________________________________________________________________________________________

            $   131,099                       $   581,956                       $   60,692                      $   199,427
____________________________________________________________________________________________________________________________________

            $    86,476                       $   522,480                       $   43,739                      $   171,976
                  2,195                            32,597                            6,293                              999
                 42,428                            26,879                           10,660                           26,452
____________________________________________________________________________________________________________________________________

             14,825,205                        26,905,364                        5,769,905                       10,459,630
                377,539                         1,699,826                          834,582                           61,737
              7,284,072                         1,380,516                        1,413,285                        1,599,039
____________________________________________________________________________________________________________________________________

            $      5.83                       $     19.42                       $     7.58                      $     16.44
____________________________________________________________________________________________________________________________________

            $      5.81                       $     19.18                       $     7.54                      $     16.18
____________________________________________________________________________________________________________________________________

            $      6.16                       $     20.35                       $     8.00                      $     17.17
____________________________________________________________________________________________________________________________________

            $      5.82                       $     19.47                       $     7.54                      $     16.54
____________________________________________________________________________________________________________________________________

                                                                 91

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - continued
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

____________________________________________________________________________________________________________________________________

                                                                                                                     Old Mutual
                                                                                                                   Strategic Small
                                                                                                                    Company Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                   $    83,465
   Investment in Affiliated Mutual Fund, at cost                                                                          1,255
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                  $    97,640
   Investment in Affiliated Mutual Fund, at value                                                                         1,255
   Repurchase Agreement, at value                                                                                             -
   Cash                                                                                                                       -
   Receivable for Capital Shares Sold                                                                                        14
   Receivable for Investment Securities Sold                                                                              1,846
   Receivable for Dividends and Interest                                                                                     31
   Receivable from Investment Adviser                                                                                        31
   Other Assets                                                                                                              13
 ____________________________________________________________________________________________________________________________________

      Total Assets                                                                                                      100,830
____________________________________________________________________________________________________________________________________

Liabilities:
   Payable to Investment Adviser                                                                                              -
   Payable for Management Fees                                                                                               74
   Payable for Capital Shares Redeemed                                                                                       71
   Payable for Investment Securities Purchased                                                                            1,757
   Payable for Trustees' Fees                                                                                                 4
   Accrued Expenses                                                                                                         116
____________________________________________________________________________________________________________________________________

      Total Liabilities                                                                                                   2,022
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                          $    98,808
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                                                 $   141,321
   Undistributed (Distribution in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                                    (268)
   Accumulated Net Realized Gain (Loss) on Investments                                                                  (56,420)
   Net Unrealized Appreciation on Investments                                                                            14,175
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                          $    98,808
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                $    97,311
Net Assets - Class A                                                                                                        884
Net Assets - Institutional Class                                                                                            613
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                  10,403,363
Outstanding Shares of Beneficial Interest - Class A                                                                      96,610
Outstanding Shares of Beneficial Interest - Institutional Class                                                          65,233
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                 $      9.35
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                           $      9.15
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A**                                                                          $      9.71
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                     $      9.40
____________________________________________________________________________________________________________________________________

†  Par Value of $0.001, unlimited authorization
*  Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%
N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 92

____________________________________________________________________________________________________________________________________

              Old Mutual                         Old Mutual                         Old Mutual                         Old Mutual
             TS&W Mid-Cap                      TS&W Small Cap                      Barrow Hanley                      Cash Reserves
              Value Fund                         Value Fund                        Core Bond Fund                         Fund
____________________________________________________________________________________________________________________________________

             $   229,496                         $   86,333                          $   48,045                       $    143,817
                  13,523                              1,980                                 733                                  -
____________________________________________________________________________________________________________________________________

             $   257,821                         $  100,253                          $   51,479                       $     99,817
                  13,523                              1,980                                 733                                  -
                       -                                  -                                   -                             44,000
                       -                                  -                                   -                                 66
                   6,560                                 47                                   -                                126
                       -                                186                                   -                                  -
                     663                                134                                 530                                 20
                      23                                  -                                   5                                 24
                      34                                 19                                   7                                 20
____________________________________________________________________________________________________________________________________

                 278,624                            102,619                              52,754                            144,073
____________________________________________________________________________________________________________________________________

                       -                                  2                                   -                                  -
                     205                                 82                                  27                                 21
                      69                                  8                                   -                                  7
                   2,300                                164                                   -                                  -
                       7                                  3                                   2                                  1
                      67                                 39                                  12                                 33
____________________________________________________________________________________________________________________________________

                   2,648                                298                                  41                                 62
____________________________________________________________________________________________________________________________________

             $   275,976                         $  102,321                          $   52,713                        $   144,011
____________________________________________________________________________________________________________________________________

             $   296,335                         $   97,279                          $   48,652                        $   144,010

                   1,505                                (19)                                (38)                                 1
                 (50,189)                            (8,859)                                665                                  -
                  28,325                             13,920                               3,434                                  -
____________________________________________________________________________________________________________________________________

             $   275,976                         $  102,321                          $   52,713                        $    144,011
____________________________________________________________________________________________________________________________________

             $    70,105                         $   81,866                                 N/A                        $     24,304
                   5,236                              3,865                                 N/A                                 808
                 200,635                             16,590                          $   52,713                             118,899
____________________________________________________________________________________________________________________________________

               8,712,604                          5,122,766                                 N/A                          24,312,165
                 656,993                            247,710                                 N/A                             807,669
              24,925,774                          1,033,414                           4,867,702                         118,898,400
____________________________________________________________________________________________________________________________________

             $      8.05                         $    15.98                                 N/A                        $       1.00
____________________________________________________________________________________________________________________________________

             $      7.97                         $    15.60                                 N/A                        $       1.00
____________________________________________________________________________________________________________________________________

             $      8.46                         $    16.55                                 N/A                                 N/A
____________________________________________________________________________________________________________________________________

             $      8.05                         $    16.05                          $    10.83                        $       1.00
____________________________________________________________________________________________________________________________________

                                                                 93

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - concluded
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

____________________________________________________________________________________________________________________________________

                                                                                 Old Mutual       Old Mutual          Old Mutual
                                                                                 Dwight High  Dwight Intermediate  Dwight Short Term
                                                                                 Yield Fund    Fixed Income Fund   Fixed Income Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                 $  9,198        $   80,602         $   165,988
   Investment in Affiliated Mutual Fund, at cost                                       191            13,045              18,127
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                $  9,070        $   83,237         $   167,673
   Investment in Affiliated Mutual Fund, at value                                      191            13,045              18,127
   Receivable for Capital Shares Sold                                                    -                47                 216
   Receivable for Investment Securities Sold                                           758            31,483               4,093
   Receivable for Dividends and Interest                                               222               564                 866
   Receivable from Investment Adviser                                                    3                16                   -
   Other Assets                                                                          -                21                  26
____________________________________________________________________________________________________________________________________

      Total Assets                                                                  10,244           128,413             191,001
____________________________________________________________________________________________________________________________________

Liabilities:
   Payable to Investment Adviser                                                         -                 -                  49
   Payable for Management Fees                                                           6                32                  69
   Payable for Capital Shares Redeemed                                                   -               360                 962
   Payable for Investment Securities Purchased                                         665            43,179               6,060
   Payable to Custodian                                                                  -                89                  30
   Payable for Trustees' Fees                                                            1                 4                   7
   Payable for Distribution and Service Fees                                             -                 5                   3
   Accrued Expenses                                                                      1                35                  44
____________________________________________________________________________________________________________________________________

      Total Liabilities                                                                673            43,704               7,224
____________________________________________________________________________________________________________________________________

Net Assets                                                                        $  9,571        $   84,709         $   183,777
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                               $  8,922        $   78,540         $   183,047
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                 20              (123)               (266)
   Accumulated Net Realized Gain (Loss) on Investments, Written Options and
      Futures Contracts                                                                757             3,657                (689)
   Net Unrealized Appreciation (Depreciation) on Investments                          (128)            2,635               1,685
____________________________________________________________________________________________________________________________________

Net Assets                                                                        $  9,571        $   84,709         $   183,777
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                   N/A        $    9,958         $   126,853
Net Assets - Class A                                                                   N/A            44,773              25,755
Net Assets - Class C                                                                   N/A            15,927              13,418
Net Assets - Institutional Class                                                  $  9,571            14,051              17,751
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                    N/A           946,219          12,532,598
Outstanding Shares of Beneficial Interest - Class A                                    N/A         4,252,024           2,543,917
Outstanding Shares of Beneficial Interest - Class C                                    N/A         1,513,440           1,326,344
Outstanding Shares of Beneficial Interest - Institutional Class                    887,688         1,333,802           1,754,570
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                    N/A        $    10.52         $     10.12
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                              N/A        $    10.53         $     10.12
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share Class A                                               N/A        $    11.06**       $     10.43***
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C††*                  N/A        $    10.52         $     10.12
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*   $  10.78        $    10.53         $     10.12
____________________________________________________________________________________________________________________________________

†   Par Value of $0.001, unlimited authorization
††  Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
*   Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
**  Maximum Offering Price Per Share is equal to Net Asset Value/95.25%
*** Maximum Offering Price Per Share is equal to Net Asset Value/97.00%
N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 94

STATEMENTS OF OPERATIONS (000)
FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)

____________________________________________________________________________________________________________________________________

                                                                                                                     Old Mutual
                                                                                                                    Analytic U.S.
                                                                                                                     Long/Short
                                                                                                                        Fund
____________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                          $  1,259
   Dividends from Affiliated Mutual Fund                                                                                     -
   Interest                                                                                                                  1
   Less: Foreign Taxes Withheld                                                                                              -
____________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                            1,260
____________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                         411
   Distribution and Service fees:
      Class A                                                                                                                5
   Professional Fees                                                                                                        25
   Registration and SEC Fees                                                                                                22
   Custodian Fees                                                                                                            9
   Printing Fees                                                                                                            12
   Trustees' Fees                                                                                                           46
   Transfer Agent Fees                                                                                                      65
   Dividend Expense on Securities Sold Short                                                                                13
   Interest Expense on Securities Sold Short                                                                                46
   Other Expenses                                                                                                           13
____________________________________________________________________________________________________________________________________

      Total Expenses                                                                                                       667
____________________________________________________________________________________________________________________________________

Less:
   Net (Waiver) Recoupment of Management Fees                                                                              (22)
   Waiver of Trustee Fees (1)                                                                                              (27)
 ____________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                         618
____________________________________________________________________________________________________________________________________

   Net Investment Income                                                                                                   642
____________________________________________________________________________________________________________________________________

   Net Realized Gain (Loss) from Security Transactions (including Securities Sold Short)                                 6,723
   Net Realized Gain on Futures Contracts                                                                                   61
   Net Change in Unrealized Depreciation on Investments (including securities Sold Short)                              (16,628)
   Net Change in Unrealized Appreciation on Futures Contracts                                                               24
____________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain (Loss) on Investments                                                               (9,820)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Resulting from Operations                                                        $ (9,178)
____________________________________________________________________________________________________________________________________

(1)  During the six-month period ended September 30, 2010, the Adviser voluntarily reimbursed the Funds for compensation paid to
     Trustees Emeritus. These amounts will not be eligible for recoupment by the Adviser in future periods.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 96

____________________________________________________________________________________________________________________________________

                                                                                                                     Old Mutual
      Old Mutual                            Old Mutual                          Old Mutual                           Large Cap
     Barrow Hanley                           Focused                           Heitman REIT                           Growth
      Value Fund                              Fund                                Fund                                 Fund
____________________________________________________________________________________________________________________________________

       $ 1,759                               $ 4,477                              $ 869                               $ 1,302
             -                                     2                                  -                                     -
             -                                     -                                  -                                     -
           (20)                                    -                                 (4)                                   (3)
____________________________________________________________________________________________________________________________________

         1,739                                 4,479                                865                                 1,299
____________________________________________________________________________________________________________________________________

           505                                 2,130                                274                                   680
             2                                    41                                  9                                     1
            25                                   115                                 13                                    36
            18                                    24                                 19                                    18
             4                                    19                                  4                                     5
            10                                   229                                  9                                    80
            47                                   204                                 20                                    65
            73                                 1,400                                 49                                   430
             -                                     -                                  -                                     -
             -                                     -                                  -                                     -
            12                                    46                                  5                                    13
____________________________________________________________________________________________________________________________________

           696                                 4,208                                402                                 1,328
____________________________________________________________________________________________________________________________________

           (48)                               (1,247)                               (22)                                 (328)
           (28)                                 (122)                               (11)                                  (39)
____________________________________________________________________________________________________________________________________

           620                                 2,839                                369                                   961
____________________________________________________________________________________________________________________________________

         1,119                                 1,640                                496                                   338
____________________________________________________________________________________________________________________________________

        (1,483)                                5,265                              5,799                                 3,932
             -                                     -                                  -                                     -
        (7,915)                              (36,133)                            (1,830)                               (1,769)
             -                                     -                                  -                                     -
____________________________________________________________________________________________________________________________________

        (9,398)                              (30,868)                             3,969                                  2,163
____________________________________________________________________________________________________________________________________

       $(8,279)                             $(29,228)                           $ 4,465                                $ 2,501
____________________________________________________________________________________________________________________________________

                                                                 97

STATEMENTS OF OPERATIONS (000) - continued

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)
____________________________________________________________________________________________________________________________________

                                                                                                                      Old Mutual
                                                                                                                    Strategic Small
                                                                                                                       Company
                                                                                                                         Fund
____________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                                                             $ 210
   Dividends from Affiliated Mutual Fund                                                                                     -
   Interest                                                                                                                  -
   Less: Foreign Taxes Withheld                                                                                              -
____________________________________________________________________________________________________________________________________

      Total Investment Income                                                                                              210
____________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                                                         487
   Distribution and Service Fees:
      Class A                                                                                                                1
   Professional Fees                                                                                                        19
   Registration and SEC Fees                                                                                                17
   Custodian Fees                                                                                                           12
   Printing Fees                                                                                                            49
   Trustees' Fees                                                                                                           35
   Transfer Agent Fees                                                                                                     253
   Pricing Fees                                                                                                              1
   Other Expenses                                                                                                            7
____________________________________________________________________________________________________________________________________

      Total Expenses                                                                                                       881
____________________________________________________________________________________________________________________________________

Less:
   Net (Waiver) Recoupment of Management Fees                                                                             (195)
   Waiver of Trustee Fees(2)                                                                                               (21)
   Reimbursement of Other Expenses by Adviser                                                                                -
____________________________________________________________________________________________________________________________________

      Net Expenses                                                                                                         665
____________________________________________________________________________________________________________________________________

   Net Investment Income (Loss)                                                                                           (455)
____________________________________________________________________________________________________________________________________

   Net Realized Gain from Security Transactions                                                                          6,271
   Net Change in Unrealized Appreciation (Depreciation) on Investments                                                  (7,504)
____________________________________________________________________________________________________________________________________

   Net Realized and Unrealized Gain (Loss) on Investments                                                               (1,233)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Resulting from Operations                                                         $(1,688)
____________________________________________________________________________________________________________________________________

(1)  See Note 3.

(2)  During the six-month period ended September 30, 2010, the Adviser voluntarily reimbursed the Funds for compensation paid to
     Trustees Emeritus. These amounts will not be eligible for recoupment by the Adviser in future periods.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 98

____________________________________________________________________________________________________________________________________

                                                                               Old Mutual
       Old Mutual                         Old Mutual                             Barrow                               Old Mutual
          TS&W                               TS&W                                Hanley                                  Cash
        Mid-Cap                           Small Cap                            Core Bond                               Reserves
       Value Fund                        Value Fund                               Fund                                   Fund
____________________________________________________________________________________________________________________________________

         $ 2,694                         $     646                              $     1                                 $  -
               2                                 -                                    -                                    -
               -                                 -                                1,317                                   99
              (4)                                -                                    -                                    -
____________________________________________________________________________________________________________________________________

           2,692                               646                                1,318                                   99
____________________________________________________________________________________________________________________________________

           1,182                               541                                  171                                   57
               6                                 5                                    -                                    1
              45                                20                                   11                                   10
              20                                19                                   12                                   19
               7                                 4                                    2                                    8
              23                                13                                    -                                   15
              81                                38                                   18                                   12
             113                                62                                    -                                   74
               -                                 1                                   15                                    3
              15                                 7                                    5                                   19
____________________________________________________________________________________________________________________________________

           1,492                               710                                  234                                  218
____________________________________________________________________________________________________________________________________

            (148)                              (22)                                 (25)                                 (50)(1)
             (47)                              (23)                                 (11)                                  (7)
               -                                 -                                    -                                  (87)(1)
____________________________________________________________________________________________________________________________________

           1,297                               665                                  198                                   74
____________________________________________________________________________________________________________________________________

           1,395                               (19)                               1,120                                   25
____________________________________________________________________________________________________________________________________

           7,538                             8,428                                  932                                    -
          (3,864)                          (14,421)                               1,042                                    -
____________________________________________________________________________________________________________________________________

           3,674                            (5,993)                               1,974                                    -
____________________________________________________________________________________________________________________________________

         $ 5,069                         $  (6,012)                             $ 3,094                                 $ 25
____________________________________________________________________________________________________________________________________

                                                                 99

STATEMENTS OF OPERATIONS (000) - concluded

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)

____________________________________________________________________________________________________________________________________

                                                                                                                       Old Mutual
                                                                                                  Old Mutual             Dwight
                                                                             Old Mutual             Dwight             Short Term
                                                                               Dwight            Intermediate            Fixed
                                                                             High Yield          Fixed Income            Income
                                                                                Fund                 Fund                Fund
____________________________________________________________________________________________________________________________________

Investment Income:
   Dividends                                                                   $   -                $    4             $     6
   Dividends from Affiliated Mutual Fund                                           -                     2                   2
   Interest                                                                      511                 1,593               2,409
____________________________________________________________________________________________________________________________________

      Total Investment Income                                                    511                 1,599               2,417
____________________________________________________________________________________________________________________________________

Expenses:
   Management Fees                                                                34                   204                 436
   Distribution and Service Fees:
      Class A                                                                      -                    57                  40
      Class C                                                                      -                    89                  56
   Professional Fees                                                               2                    18                  35
   Registration and SEC Fees                                                      13                    25                  25
   Custodian Fees                                                                  1                     7                   5
   Printing Fees                                                                   -                    12                  11
   Trustees' Fees                                                                  3                    32                  65
   Transfer Agent Fees                                                             -                    54                  75
   Pricing Fees                                                                    3                    18                   8
   Insurance Expense                                                               2                     7                  13
   Other Expenses                                                                  -                     2                   4
____________________________________________________________________________________________________________________________________

      Total Expenses                                                              58                   525                 773
____________________________________________________________________________________________________________________________________

Less:
   Net (Waiver) Recoupment of Management Fees                                    (17)                 (103)                 25
   Waiver of Trustee Fees(1)                                                      (2)                  (18)                (37)
____________________________________________________________________________________________________________________________________

      Net Expenses                                                                39                   404                 761
____________________________________________________________________________________________________________________________________

   Net Investment Income                                                         472                  1,195              1,656
____________________________________________________________________________________________________________________________________

   Net Realized Gain from Security Transactions                                  313                  2,220              1,106
   Net Realized Gain on Written Options Contracts                                  -                      5                  -
   Net Change in Unrealized Appreciation (Depreciation) on Investments          (206)                   362                564
   Net Change in Unrealized Depreciation on Written Options Contracts              -                     (4)                 -
____________________________________________________________________________________________________________________________________

      Net Realized and Unrealized Gain on Investments                            107                  2,583              1,670
____________________________________________________________________________________________________________________________________

   Increase in Net Assets Resulting from Operations                            $ 579                $ 3,778            $ 3,326
____________________________________________________________________________________________________________________________________

(1)  During the six-month period ended September 30, 2010, the Adviser voluntarily reimbursed the Funds for compensation paid to
     Trustees Emeritus. These amounts will not be eligible for recoupment by the Adviser in future periods.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                100

This page is intentionally left blank.

STATEMENTS OF CHANGES IN NET ASSETS (000)

____________________________________________________________________________________________________________________________________

                                                                                                                 Old Mutual
                                                                                                       Analytic U.S. Long/Short Fund
____________________________________________________________________________________________________________________________________

                                                                                                          4/1/10 to        4/1/09 to
                                                                                                           9/30/10          3/31/10
                                                                                                         (Unaudited)
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                                                                   $     642      $   1,754
   Net Realized Gain (Loss) from Investments (including Securities Sold Short) and Futures Contracts           6,784         26,586
   Net Change in Unrealized Appreciation (Depreciation) on Investments (including Securities Sold Short)
      and Futures Contracts                                                                                  (16,604)        31,435
____________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                            (9,178)        59,775
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                      -         (1,239)
      Class A                                                                                                      -            (27)
      Class C                                                                                                      -              -
      Institutional Class                                                                                          -           (252)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                      -              -
      Class A                                                                                                      -              -
      Institutional Class                                                                                          -              -
   Return of Capital
      Class Z                                                                                                      -              -
      Institutional Class                                                                                          -              -
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                               -         (1,518)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions(1)                             (87,944)       (95,467)
____________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                   (97,122)       (37,210)
____________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                    145,688        182,898
____________________________________________________________________________________________________________________________________

      End of Period                                                                                        $  48,566      $ 145,688
____________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)      $   1,224      $     582
____________________________________________________________________________________________________________________________________

(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                102

____________________________________________________________________________________________________________________________________

       Old Mutual                           Old Mutual                           Old Mutual                       Old Mutual
Barrow Hanley Value Fund                   Focused Fund                      Heitman REIT Fund                Large Cap Growth Fund
____________________________________________________________________________________________________________________________________

 4/1/10 to      4/1/09 to            4/1/10 to       4/1/09 to          4/1/10 to       4/1/09 to          4/1/10 to      4/1/09 to
  9/30/10        3/31/10              9/30/10         3/31/10            9/30/10         3/31/10            9/30/10        3/31/10
(Unaudited)                         (Unaudited)                        (Unaudited)                        (Unaudited)
____________________________________________________________________________________________________________________________________

$   1,119         $ 2,703          $   1,640        $   1,388          $    496         $  1,007           $     338      $     515
   (1,483)        (19,147)             5,265          103,041             5,799            3,159               3,932          5,496
   (7,915)         78,252            (36,133)         (41,764)           (1,830)          26,027              (1,769)        60,472
____________________________________________________________________________________________________________________________________

   (8,279)         61,808            (29,228)          62,665             4,465           30,193               2,501         66,483
____________________________________________________________________________________________________________________________________

     (306)         (1,702)              (995)            (561)             (319)            (788)                  -           (567)
       (4)            (46)               (13)            (140)              (39)            (154)                  -             (1)
        -              (8)                 -                -                 -               (5)                  -              -
     (179)         (1,330)               (79)            (148)             (102)            (160)                  -           (111)
        -               -            (32,303)               -                 -                -                   -              -
        -               -             (2,023)               -                 -                -                   -              -
        -               -             (1,673)               -                 -                -                   -              -
        -               -                  -                -                 -                -                   -            (63)
        -               -                  -                -                 -                -                   -            (55)
____________________________________________________________________________________________________________________________________

     (489)         (3,086)           (37,086)            (849)             (460)          (1,107)                  -           (797)
____________________________________________________________________________________________________________________________________

   (2,687)        (31,253)             6,201          519,249            (6,609)           4,034             (10,058)          (854)
____________________________________________________________________________________________________________________________________

  (11,455)         27,469            (60,113)         581,065            (2,604)          33,120              (7,557)        64,832
____________________________________________________________________________________________________________________________________

  142,554         115,085            642,069           61,004            63,296           30,176             206,984        142,152
____________________________________________________________________________________________________________________________________

$ 131,099       $ 142,554          $ 581,956        $ 642,069          $ 60,692         $ 63,296           $ 199,427      $ 206,984
____________________________________________________________________________________________________________________________________

$   1,223       $     593          $   1,640        $   1,087          $ (2,690)        $ (2,726)          $     338      $       -
____________________________________________________________________________________________________________________________________

                                                                103

STATEMENTS OF CHANGES IN NET ASSETS (000)- continued
____________________________________________________________________________________________________________________________________

                                                                                                                  Old Mutual
                                                                                                                Strategic Small
                                                                                                                 Company Fund
____________________________________________________________________________________________________________________________________

                                                                                                         4/1/10 to         4/1/09 to
                                                                                                          9/30/10           3/31/10
                                                                                                         (Unaudited)
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                                          $    (455)       $    (671)
   Net Increase from Payment by Affiliates(1)                                                                    -               46
   Net Realized Gain (Loss) from Investments                                                                 6,271           14,866
   Net Change in Unrealized Appreciation (Depreciation) on Investments                                      (7,504)          25,979
____________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                          (1,688)          40,220
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                    -             (250)
      Class A                                                                                                    -               (1)
      Class C                                                                                                    -                -
      Institutional Class                                                                                        -              (14)
   Net Realized Gains from Investment Transactions:
      Institutional Class                                                                                        -                -
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                             -             (265)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions(2)                           (11,068)         (20,625)
____________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                 (12,756)          19,330
____________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                  111,564           92,234
____________________________________________________________________________________________________________________________________

      End of Period                                                                                      $  98,808        $ 111,564
____________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)    $    (268)       $     187
____________________________________________________________________________________________________________________________________

(1)           See Note 2.
(2)           See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                104

____________________________________________________________________________________________________________________________________

           Old Mutual                       Old Mutual                      Old Mutual
          TS&W Mid-Cap                    TS&W Small Cap                  Barrow Hanley                    Old Mutual
           Value Fund                       Value Fund                    Core Bond Fund                Cash Reserves Fund
____________________________________________________________________________________________________________________________________

    4/1/10 to        4/1/09 to      4/1/10 to        4/1/09 to      4/1/10 to        4/1/09 to      4/1/10 to        4/1/09 to
     9/30/10          3/31/10        9/30/10          3/31/10        9/30/10          3/31/10        9/30/10          3/31/10
   (Unaudited)                     (Unaudited)                     (Unaudited)                     (Unaudited)
____________________________________________________________________________________________________________________________________

   $   1,395         $   1,545      $     (19)        $     191      $  1,120          $  2,346     $      25          $     30
           -                 -              -                 -             -                 -             -                 -
       7,538            19,740          8,428             2,004           932              (225)            -                 -
      (3,864)           43,872        (14,421)           33,426         1,042             3,755             -                 -
____________________________________________________________________________________________________________________________________

       5,069            65,157         (6,012)           35,621         3,094             5,876            25                30
____________________________________________________________________________________________________________________________________

           -              (375)             -              (146)            -                 -            (3)              (29)
           -               (12)             -                (1)            -                 -             -                (1)
           -                 -              -                 -             -                 -             -                (1)
           -              (927)             -               (88)       (1,159)           (2,357)          (21)                -

           -                 -              -                 -             -            (1,256)            -                 -
____________________________________________________________________________________________________________________________________

           -            (1,314)             -              (235)       (1,159)           (3,613)          (24)              (31)
____________________________________________________________________________________________________________________________________

      16,727            65,306        (10,134)           23,388        (6,613)           12,037       103,918             3,086
____________________________________________________________________________________________________________________________________

      21,796           129,149        (16,146)           58,774        (4,678)           14,300       103,919             3,085
____________________________________________________________________________________________________________________________________

     254,180           125,031        118,467            59,693        57,391            43,091        40,092            37,007
____________________________________________________________________________________________________________________________________

   $ 275,976         $ 254,180      $ 102,321         $ 118,467      $ 52,713          $ 57,391     $ 144,011          $ 40,092
____________________________________________________________________________________________________________________________________

   $   1,505         $     110      $     (19)        $       -      $    (38)         $      1     $       1          $      -
____________________________________________________________________________________________________________________________________

                                                                105

STATEMENTS OF CHANGES IN NET ASSETS (000)- concluded

________________________________________________________________________________________________________________________________

                                                                                                               Old Mutual
                                                                                                         Dwight High Yield Fund
________________________________________________________________________________________________________________________________

                                                                                                      4/1/10 to      4/1/09 to
                                                                                                       9/30/10        3/31/10
                                                                                                     (Unaudited)
________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                                                               $    472       $  1,688
   Net Realized Gain from Investments and Futures Contracts                                                 313          1,116
   Net Change in Unrealized Appreciation (Depreciation) on Investments and Written Options Contracts       (206)         2,869
________________________________________________________________________________________________________________________________

   Net Increase in Net Assets Resulting from Operations                                                     579          5,673
________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                 -              -
      Class A                                                                                                 -              -
      Class C                                                                                                 -              -
      Institutional Class                                                                                  (470)        (1,645)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                 -              -
      Class A                                                                                                 -              -
      Class C                                                                                                 -              -
      Institutional Class                                                                                     -           (165)
________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                       (470)        (1,810)
________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)                          (538)        (3,189)
________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                 (429)           674
________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                10,000          9,326
________________________________________________________________________________________________________________________________

      End of Period                                                                                    $  9,571       $ 10,000
________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)  $     20       $     18
________________________________________________________________________________________________________________________________

 (1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                106

________________________________________________________________________________

              Old Mutual                              Old Mutual
          Dwight Intermediate                     Dwight Short Term
           Fixed Income Fund                      Fixed Income Fund
________________________________________________________________________________

      4/1/10 to        4/1/09 to              4/1/10 to        4/1/09 to
       9/30/10          3/31/10                9/30/10          3/31/10
     (Unaudited)                             (Unaudited)
________________________________________________________________________________

      $  1,195        $   3,567              $   1,656        $   5,159
         2,225            2,313                  1,106              936
           358            3,299                    564            5,091
________________________________________________________________________________

         3,778            9,179                  3,326           11,186
________________________________________________________________________________

          (162)            (374)                (1,342)          (3,601)
          (681)          (1,981)                  (288)          (1,070)
          (198)            (665)                   (99)            (312)
          (278)            (643)                  (185)            (202)

             -              (91)                     -                -
             -             (539)                     -                -
             -             (218)                     -                -
             -             (167)                     -                -
________________________________________________________________________________

        (1,319)          (4,678)                (1,914)          (5,185)
________________________________________________________________________________

       (20,299)          21,375                (28,686)          33,934
________________________________________________________________________________

       (17,840)          25,876                (27,274)          39,935
________________________________________________________________________________

       102,549           76,673                211,051          171,116
________________________________________________________________________________

      $ 84,709        $ 102,549              $ 183,777        $ 211,051
________________________________________________________________________________

      $   (123)       $       1              $    (266)       $      (8)
________________________________________________________________________________

                                                                107

STATEMENT OF CASH FLOWS (000)

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)

________________________________________________________________________________________________________________________________

                                                                                                                 Old Mutual
                                                                                                                Analytic U.S.
                                                                                                                 Long/Short
                                                                                                                    Fund
________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used In) Operating Activities:
      Interest and Dividends Received (Excludes Net of Amortization/Accretion of $1)                             $   1,465
      Purchases of Long-term Investments Securities                                                               (127,296)
      Proceeds from Sales of Long-term Investments Securities                                                      228,575
      Net Cash Provided From Futures Contracts                                                                          93
      Net Cash Used in Short Sales Transactions                                                                    (17,481)
      Net Increase in Short-term Investments                                                                          (467)
      Operating Expenses Paid                                                                                         (682)
________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                      84,207
________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used In) Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                               (84,376)
      Decrease in Payable to Custodian                                                                                  (4)
      Decrease in Deposits with Prime Brokers                                                                          173
________________________________________________________________________________________________________________________________

   Net Cash Used in Financing Activities                                                                           (84,207)
________________________________________________________________________________________________________________________________

   Net Change in Cash                                                                                                    -
   Cash at Beginning of Year                                                                                             -
________________________________________________________________________________________________________________________________

   Cash at End of Year                                                                                           $       -
________________________________________________________________________________________________________________________________

Reconciliation of Net Decrease in Net Assets from Operations to
   Net Cash Provided from Operating Activities:
   Net Decrease in Net Assets Resulting from Operations                                                          $  (9,178)
________________________________________________________________________________________________________________________________

   Decrease in Investments                                                                                          95,111
   Accretion of Discount on Investments                                                                                 (1)
   Decrease in Dividends and Interest Receivable                                                                       206
   Increase in Payable for Securities Purchased                                                                        547
   Increase in Variation Margin Payable                                                                                  8
   Increase in Other Assets                                                                                             (9)
   Decrease in Accrued Expenses                                                                                       (114)
   Increase in Receivable for Securities Sold                                                                       (2,363)
________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                                93,385
________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                   $  84,207
________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                108

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)

                                                                                                                                                                                          Ratio of Net
              Net                     Realized and                                                                           Net                    Net          Ratio        Ratio        Investment
             Asset         Net         Unrealized                  Dividends   Distributions     Total                      Asset                  Assets        of Net      of Gross        Income
             Value      Investment      Gains or        Total       from Net       from         Dividends                   Value                   End         Expenses    Expenses to      (Loss)       Portfolio
           Beginning      Income        (Losses)        from       Investment     Capital         and         Redemption     End       Total     of Period     to Average   Average Net    to Average     Turnover
           of Period    (Loss) (1)   on Securities   Operations      Income        Gains      Distributions      Fees     of Period   Return†      (000)       Net Assets*    Assets*,^    Net Assets*      Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

   Class Z
   2010>     $ 10.76       $ 0.06        $(0.68)      $(0.62)        $    -      $    -          $    -          $  -      $ 10.14     (5.76)%     $ 36,650       1.21%@       1.26%          1.23%        109.61%
   2010         7.85         0.10          2.90         3.00          (0.09)          -           (0.09)            -        10.76     38.30%       125,337       1.28%@       1.23%          1.01%        199.77%
   2009        13.11         0.06         (5.29)       (5.23)         (0.03)          -           (0.03)            -         7.85    (39.91)%      149,755       1.83%@       1.69%          0.57%        184.31%
   2008        14.20         0.03         (1.09)       (1.06)         (0.03)          -           (0.03)            -        13.11     (7.47)%       46,374       1.45%@       1.83%          0.18%        235.64%
   2007        11.70         0.08          2.46         2.54          (0.04)          -           (0.04)            -        14.20     21.74%       150,654       1.24%@       1.56%          0.59%        171.44% (8)
   2006        10.60         0.05          1.13         1.18          (0.08)          -           (0.08)            -        11.70     11.16%        27,771       1.27%@       1.30%          0.47%        208.15%

   Class A
   2010>     $ 10.67       $ 0.05        $(0.69)      $(0.64)        $    -      $    -          $    -          $  -      $ 10.03     (6.00)%     $  3,146       1.47%@       2.24%          1.07%        109.61%
   2010         7.77         0.07          2.89         2.96          (0.06)          -           (0.06)            -        10.67     38.09%         4,616       1.53%@       1.97%          0.76%        199.77%
   2009        13.02         0.01         (5.23)       (5.22)         (0.03)          -           (0.03)            -         7.77    (40.12)%        5,222       2.03%@       2.59%          0.07%        184.31%
   2008        14.15        (0.03)        (1.05)       (1.08)         (0.05)          -           (0.05)            -        13.02     (7.66)%       14,468       1.87%@       2.75%         (0.19)%       235.64%
   2007        11.68         0.05          2.44         2.49          (0.02)          -           (0.02)            -        14.15     21.33%         2,546       1.48%@       2.47%          0.39%        171.44% (8)
   2006        10.58         0.03          1.13         1.16          (0.06)          -           (0.06)            -        11.68     10.97%           387       1.49%@       1.54%          0.29%        208.15%

   Institutional Class
   2010>     $ 10.77       $ 0.08        $(0.68)      $(0.60)        $    -      $    -          $    -          $  -      $ 10.17     (5.57)%     $  8,770       1.02%@       1.22%          1.48%        109.61%
   2010         7.86         0.11          2.92         3.03          (0.12)          -           (0.12)            -        10.77     38.60%        15,735       1.09%@       1.18%          1.16%        199.77%
   2009        13.09         0.05         (5.25)       (5.20)         (0.03)          -           (0.03)            -         7.86    (39.73)%       24,956       1.60%@       1.71%          0.50%        184.31%
   2008        14.20         0.02         (1.05)       (1.03)         (0.08)          -           (0.08)            -        13.09     (7.32)%       44,322       1.47%@       1.63%          0.18%        235.64%
   2007 (2)    13.51         0.03          0.66         0.69              -           -               -             -        14.20      5.11%             -       1.01%@   2,495.13%          0.73%        171.44% (8)
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY VALUE FUND

   Class Z
   2010>     $  6.19       $ 0.05        $(0.39)      $(0.34)        $(0.02)     $    -          $(0.02)         $  -       $ 5.83     (5.49)%     $ 86,476       0.95%        1.07%          1.64%          6.39%
   2010         4.01         0.10          2.19         2.29          (0.11)          -           (0.11)            -         6.19     57.65%        88,766       1.00%        1.07%          1.87%         24.80%
   2009         6.65         0.16         (2.68)       (2.52)         (0.12)          -           (0.12)            -         4.01    (38.29)%       67,325       1.10%        1.22%          3.03%         17.05%
   2008         8.82         0.14         (0.97)       (0.83)         (0.20)      (1.14)          (1.34)            -         6.65    (11.49)%       86,801       1.10%        1.37%          1.59%          9.69%
   2007        16.61         0.19          1.37         1.56          (0.21)      (9.14)          (9.35)            -         8.82     14.03%       124,884       1.10%        1.43%          1.52%         62.56%
   2006        16.65         0.09          0.68         0.77          (0.14)      (0.67)          (0.81)            -        16.61      4.69%       311,142       1.37%        1.45%          0.51%         26.88%

   Class A
   2010>     $  6.17       $ 0.04        $(0.39)      $(0.35)        $(0.01)     $    -          $(0.01)         $  -       $ 5.81     (5.66)%     $  2,195       1.20%        2.08%          1.34%          6.39%
   2010         4.00         0.09          2.17         2.26          (0.09)          -           (0.09)            -         6.17     57.05%         2,514       1.26%        1.76%          1.72%         24.80%
   2009         6.64         0.14         (2.66)       (2.52)         (0.12)          -           (0.12)            -         4.00    (38.39)%        2,530       1.35%        2.23%          2.76%         17.05%
   2008         8.80         0.12         (0.97)       (0.85)         (0.17)      (1.14)          (1.31)            -         6.64    (11.68)%        2,379       1.35%        2.38%          1.36%          9.69%
   2007        16.58         0.15          1.38         1.53          (0.17)      (9.14)          (9.31)            -         8.80     13.86%         2,806       1.35%        1.79%          1.27%         62.56%
   2006        16.62         0.06          0.65         0.71          (0.08)      (0.67)          (0.75)            -        16.58      4.34%         3,791       1.59%        1.66%          0.38%         26.88%

   Institutional Class
   2010>     $  6.18       $ 0.05        $(0.39)      $(0.34)        $(0.02)     $    -          $(0.02)         $  -       $ 5.82     (5.45)%     $ 42,428       0.85%        0.91%          1.72%          6.39%
   2010         4.01         0.11          2.18         2.29          (0.12)          -           (0.12)            -         6.18     57.64%        51,274       0.87%        0.90%          2.01%         24.80%
   2009         6.63         0.17         (2.66)       (2.49)         (0.13)          -           (0.13)            -         4.01    (38.06)%       44,011       0.90%        1.02%          3.24%         17.05%
   2008         8.83         0.41         (1.25)       (0.84)         (0.22)      (1.14)          (1.36)            -         6.63    (11.57)%       51,690       0.90%        1.02%          2.00%          9.69%
   2007 (2)     8.69         0.05          0.09         0.14              -           -               -             -         8.83      1.61%             -       0.93%    2,546.53%          2.10%         62.56%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                109

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)
AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)

                                                                                                                                                                                                 Ratio of Net
              Net                     Realized and                                                                                     Net                 Net          Ratio        Ratio        Investment
             Asset         Net         Unrealized                Dividends   Distributions                  Total                     Asset               Assets        of Net      of Gross        Income
             Value      Investment      Gains or       Total      from Net       from        Return        Dividends                  Value                End         Expenses    Expenses to      (Loss)       Portfolio
           Beginning      Income        (Losses)       from      Investment     Capital        of            and        Redemption     End      Total   of Period     to Average   Average Net    to Average     Turnover
           of Period    (Loss) (1)   on Securities  Operations     Income        Gains       Capital     Distributions     Fees     of Period  Return†    (000)       Net Assets*    Assets*,^    Net Assets*      Rate†
___________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL FOCUSED FUND

   Class Z
   2010>     $ 21.75       $ 0.06        $(1.09)     $(1.03)       $(0.04)     $(1.26)       $    -        $(1.30)       $  -   $ 19.42         (4.43)%   $522,480      0.95%          1.44%         0.56%         48.00%
   2010        14.58         0.10          7.20        7.30         (0.13)          -             -         (0.13)          -     21.75         50.14%     577,028      0.95%          1.38%         0.50%        318.10%
   2009        21.84         0.25         (7.20)      (6.95)        (0.24)      (0.07)            -         (0.31)          -     14.58        (31.88)%     42,976      1.12%          1.45%         1.33%        309.24%
   2008        23.53         0.19         (0.86)      (0.67)        (0.06)      (0.96)            -         (1.02)          -     21.84         (3.21)%     17,780      1.15%          1.36%         0.78%         97.93%
   2007        20.36         0.13          3.10        3.23         (0.06)          -             -         (0.06)          -     23.53         15.85%      25,555      1.15%          1.44%         0.57%         95.63%
   2006        18.61         0.02          1.82        1.84         (0.09)          -             -         (0.09)          -     20.36          9.88%      17,566      1.39%          1.47%         0.08%        110.47%

   Class A
   2010>     $ 21.49       $ 0.03        $(1.07)     $(1.04)       $(0.01)     $(1.26)       $    -        $(1.27)       $  -   $ 19.18         (4.55)%   $ 32,597      1.20%          1.37%         0.31%         48.00%
   2010        14.44         0.10          7.08        7.18         (0.13)          -             -         (0.13)          -     21.49         49.80%      33,875      1.20%          1.38%         0.49%        318.10%
   2009        21.68         0.18         (7.11)      (6.93)        (0.24)      (0.07)            -         (0.31)          -     14.44        (32.04)%      1,950      1.35%          2.76%         1.01%        309.24%
   2008        23.39         0.11         (0.83)      (0.72)        (0.03)      (0.96)            -         (0.99)          -     21.68         (3.46)%      1,690      1.40%          2.20%         0.44%         97.93%
   2007        20.29         0.12          3.03        3.15         (0.05)          -             -         (0.05)          -     23.39         15.52%       3,265      1.40%          1.73%         0.50%         95.63%
   2006        18.55        (0.03)         1.81        1.78         (0.04)          -             -         (0.04)          -     20.29          9.59%          69      1.64%          1.72%        (0.15)%       110.47%

   Institutional Class
   2010>     $ 21.81       $ 0.07        $(1.09)     $(1.02)       $(0.06)     $(1.26)       $    -        $(1.32)       $  -   $ 19.47         (4.37)%   $ 26,879      0.80%          0.97%         0.71%         48.00%
   2010        14.62         0.18          7.18        7.36         (0.17)          -             -         (0.17)          -     21.81         50.44%      31,166      0.80%          0.91%         0.91%        318.10%
   2009        21.81         0.30         (7.17)      (6.87)        (0.25)      (0.07)            -         (0.32)          -     14.62        (31.58)%     15,451      0.71%          0.98%         1.60%        309.24%
   2008        23.54         0.29         (0.93)      (0.64)        (0.13)      (0.96)            -         (1.09)          -     21.81         (3.12)%     23,097      0.80%          1.02%         1.46%         97.93%
   2007 (2)    24.26         0.06         (0.78)      (0.72)            -           -             -             -           -     23.54         (2.97)%          -      0.83%      2,604.40%         0.91%         95.63%
___________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL HEITMAN REIT FUND

   Class Z
   2010>     $  7.10       $ 0.06        $ 0.48      $ 0.54        $(0.06)     $    -        $    -        $(0.06)       $  -   $  7.58          7.54%    $ 43,739      1.23%          1.29%         1.63%         91.23%
   2010         3.67         0.12          3.44        3.56         (0.13)          -             -         (0.13)          -      7.10         98.07%      41,059      1.25%          1.32%         2.20%        182.26%
   2009         9.12         0.21         (5.50)      (5.29)        (0.16)          -             -         (0.16)          -      3.67        (58.68)%     23,233      1.07%          1.23%         2.97%         86.69%
   2008        15.34         0.09         (2.85)      (2.76)        (0.27)      (3.19)            -         (3.46)          -      9.12        (18.90)%     68,843      1.25%          1.36%         0.71%         66.23%
   2007        14.28         0.12          2.57        2.69         (0.30)      (1.33)            -         (1.63)          -     15.34         19.20%     181,763      1.25%          1.30%         0.79%         67.95%
   2006        11.77         0.10          4.07        4.17         (0.19)      (1.36)        (0.11) (3)    (1.66)          -     14.28         37.47%     182,951      1.31%          1.31%         0.73%         69.95%

   Class A
   2010>     $  7.06       $ 0.05        $ 0.47      $ 0.52        $(0.04)     $    -        $    -        $(0.04)       $  -   $  7.54          7.43%    $  6,293      1.50%          1.80%         1.30%         91.23%
   2010         3.65         0.11          3.42        3.53         (0.12)          -             -         (0.12)          -      7.06         97.55%       9,457      1.50%          1.63%         1.92%        182.26%
   2009         9.08         0.20         (5.49)      (5.29)        (0.14)          -             -         (0.14)          -      3.65        (58.85)%      4,333      1.40%          1.95%         2.78%         86.69%
   2008        15.34         0.29         (3.07)      (2.78)        (0.29)      (3.19)            -         (3.48)          -      9.08        (19.05)%     10,438      1.50%          1.64%         3.14%         66.23%
   2007        14.28         0.08          2.57        2.65         (0.26)      (1.33)            -         (1.59)          -     15.34         18.89%         389      1.50%          2.71%         0.56%         67.95%
   2006        11.77         0.07          4.07        4.14         (0.16)      (1.36)        (0.11) (3)    (1.63)          -     14.28         37.16%         267      1.56%          1.56%         0.54%         69.95%

   Institutional Class
   2010>     $  7.06       $ 0.07        $ 0.48      $ 0.55        $(0.07)     $    -        $    -        $(0.07)       $  -   $  7.54          7.73%    $ 10,660      0.95%          1.14%         1.87%         91.23%
   2010         3.65         0.12          3.44        3.56         (0.15)          -             -         (0.15)          -      7.06         98.52%      12,780      0.95%          1.22%         1.92%        182.26%
   2009         9.06         0.17         (5.41)      (5.24)        (0.17)          -             -         (0.17)          -      3.65        (58.56)%      2,304      0.91%          1.31%         2.06%         86.69%
   2008        15.34         0.32         (3.07)      (2.75)        (0.34)      (3.19)            -         (3.53)          -      9.06        (18.85)%     24,318      0.95%          1.26%         3.98%         66.23%
   2007 (2)    15.00         0.10          0.40        0.50         (0.16)          -             -         (0.16)          -     15.34          3.37%           -      0.96%      2,435.56%         2.22%         67.95%
___________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                110

                                                                                                                                                                                             Ratio of Net
              Net                     Realized and                                                                                   Net                  Net        Ratio        Ratio        Investment
             Asset         Net         Unrealized                Dividends   Distributions                  Total                   Asset                Assets      of Net      of Gross        Income
             Value      Investment      Gains or        Total     from Net       from         Return      Dividends                 Value                 End      Expenses    Expenses to      (Loss)       Portfolio
           Beginning      Income        (Losses)        from     Investment     Capital         of           and      Redemption     End    Total     of Period   to Average   Average Net    to Average     Turnover
           of Period    (Loss) (1)   on Securities   Operations    Income        Gains        Capital  Distributions    Fees     of Period Return†      (000)     Net Assets*    Assets*,^    Net Assets*      Rate†
________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL LARGE CAP GROWTH FUND

   Class Z
   2010>     $ 16.21       $ 0.03        $ 0.20       $ 0.23       $    -      $    -         $    -      $    -       $  -   $ 16.44         1.42%     $ 171,976    1.00%          1.43%         0.34%         15.86%
   2010        11.18         0.04          5.05         5.09        (0.05)          -          (0.01)      (0.06)         -     16.21        45.52%       178,941    1.08%          1.44%         0.27%         99.02%
   2009        18.91         0.02         (7.75)       (7.73)           -           -              -           -          -     11.18       (40.88)%      136,809    1.25%          1.61%         0.14%        160.62%
   2008        18.28        (0.06)         0.69         0.63            -           -              -           -          -     18.91         3.45%        94,245    1.25%          1.68%        (0.31)%       112.65%
   2007        17.78        (0.08)         0.58         0.50            -           -              -           -          -     18.28         2.81%       111,341    1.25%          1.51%        (0.44)%       157.06%
   2006        14.03        (0.14)         3.89         3.75            -           -              -           -          -     17.78        26.73%       140,148    1.41%          1.44%        (0.90)%       128.58%

   Class A
   2010>     $ 15.98       $ 0.01        $ 0.19       $ 0.20       $    -      $    -         $    -      $    -       $  -   $ 16.18         1.25%     $     999    1.25%          2.82%         0.08%         15.86%
   2010        11.01            -          4.98         4.98        (0.01)          -              -       (0.01)         -     15.98        45.22%         1,066    1.36%          0.36%         0.01%         99.02%
   2009        18.69        (0.01)        (7.67)       (7.68)           -           -              -           -          -     11.01       (41.09)%        1,700    1.50%          2.44%        (0.06)%       160.62%
   2008        18.11        (0.10)         0.68         0.58            -           -              -           -          -     18.69         3.20%         2,002    1.50%          3.31%        (0.51)%       112.65%
   2007        17.66        (0.12)         0.57         0.45            -           -              -           -          -     18.11         2.55%           660    1.50%          2.78%        (0.67)%       157.06%
   2006        13.97        (0.17)         3.86         3.69            -           -              -           -          -     17.66        26.41%            84    1.64%          1.68%        (1.05)%       128.58%

   Institutional Class
   2010>     $ 16.31       $ 0.03        $ 0.20       $ 0.23       $    -      $    -         $    -      $    -       $  -   $ 16.54         1.41%     $  26,452    0.90%          0.87%         0.44%         15.86%
   2010        11.25         0.06          5.07         5.13        (0.05)          -          (0.02)      (0.07)         -     16.31        45.69%        26,977    0.90%          0.79%         0.41%         99.02%
   2009        18.96         0.19         (7.90)       (7.71)           -           -              -           -          -     11.25       (40.66)%        1,610    0.95%          8.98%         1.74%        160.62%
   2008        18.29        (0.01)         0.68         0.67            -           -              -           -          -     18.96         3.66%             -    0.95%      3,758.64%        (0.05)%       112.65%
   2007 (2)    18.33        (0.01)        (0.03)       (0.04)           -           -              -           -          -     18.29        (0.22)%            -    0.97%      2,564.04%        (0.16)%       157.06%
________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

   Class Z
   2010>     $  9.44       $(0.04)       $(0.05)      $(0.09)      $    -      $    -         $    -      $    -       $  -    $ 9.35        (0.95)%    $  97,311    1.30%          1.71%        (0.89)%        88.06%
   2010         6.37        (0.05)         3.14 (6)     3.09        (0.02)          -              -       (0.02)         -      9.44        48.56% (6)   107,478    1.30%          1.74%        (0.65)%       171.87%
   2009         9.78            -         (3.41) (6)   (3.41)           -           -              -           -          -      6.37       (34.87)% (6)   79,518    1.10%          1.75%        (0.01)%       289.91%
   2008        13.47        (0.03)        (0.96)       (0.99)           -       (2.70)             -       (2.70)         -      9.78       (11.00)%       24,156    1.35%          1.74%        (0.19)%       142.78%
   2007        17.43        (0.12)         0.33         0.21            -       (4.17)             -       (4.17)         -     13.47         5.12%        35,712    1.35%          1.63%        (0.84)%       160.24%
   2006        14.47        (0.13)         3.09         2.96            -           -              -           -          -     17.43        20.46%        48,107    1.46%          1.54%        (0.82)%       148.73%

   Class A
   2010>     $  9.25       $(0.05)       $(0.05)      $(0.10)      $    -      $    -         $    -      $    -       $  -    $ 9.15        (1.08)%    $     884    1.55%          2.95%        (1.14)%        88.06%
   2010         6.25        (0.08)         3.09 (6)     3.01        (0.01)          -              -       (0.01)         -      9.25        48.12% (6)       918    1.55%          0.44%        (0.97)%       171.87%
   2009         9.61        (0.03)        (3.33) (6)   (3.36)           -           -              -           -          -      6.25       (34.96)% (6)      720    1.36%          4.20%        (0.32)%       289.91%
   2008        13.31        (0.06)        (0.94)       (1.00)           -       (2.70)             -       (2.70)         -      9.61       (11.22)%        1,261    1.60%          3.03%        (0.49)%       142.78%
   2007        17.31        (0.14)         0.31         0.17            -       (4.17)             -       (4.17)         -     13.31         4.88%         1,296    1.60%          2.13%        (1.08)%       160.24%
   2006        14.41        (0.16)         3.06         2.90            -           -              -           -          -     17.31        20.12%           233    1.70%          1.78%        (1.00)%       148.73%

   Institutional Class
   2010>     $  9.49       $(0.03)       $(0.06)      $(0.09)      $    -      $    -         $    -      $    -       $  -    $ 9.40        (0.95)%    $     613    1.05%          2.00%        (0.68)%        88.06%
   2010         6.39        (0.03)         3.16 (6)     3.13        (0.03)          -              -       (0.03)         -      9.49        49.05% (6)     3,168    1.05%          1.14%        (0.35)%       171.87%
   2009         9.80        (0.02)        (3.39) (6)   (3.41)           -           -              -           -          -      6.39       (34.80)% (6)   11,923    1.06%         18.23%        (0.32)%       289.91%
   2008        13.48            -         (0.98)       (0.98)           -       (2.70)             -       (2.70)         -      9.80       (10.92)%            -    1.10%      3,635.24%        (0.02)%       142.78%
   2007 (2)    12.93        (0.03)         0.58         0.55            -           -              -           -          -     13.48         4.25%             -    1.12%      2,509.06%        (0.69)%       160.24%
________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                111

FINANCIAL HIGHLIGHTS - continued

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED
SEPTEMBER 30, 2010 (UNAUDITED)

                                                                                                                                                                                          Ratio of Net
              Net                     Realized and                                                                           Net                    Net          Ratio        Ratio        Investment
             Asset         Net         Unrealized                  Dividends   Distributions      Total                     Asset                  Assets        of Net      of Gross        Income
             Value      Investment      Gains or        Total       from Net       from         Dividends                   Value                   End         Expenses    Expenses to      (Loss)       Portfolio
           Beginning      Income        (Losses)        from       Investment     Capital          and        Redemption     End       Total     of Period     to Average   Average Net    to Average     Turnover
           of Period    (Loss) (1)   on Securities   Operations      Income        Gains      Distributions      Fees     of Period   Return†      (000)       Net Assets*    Assets*,^    Net Assets*      Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W MID-CAP VALUE FUND

   Class Z
   2010>     $  7.92       $ 0.04        $ 0.09       $ 0.13         $    -      $    -          $    -        $    -       $ 8.05      1.64%      $ 70,105       1.12%          1.41%         1.02%         38.75%
   2010         5.65         0.05          2.26         2.31          (0.04)          -           (0.04)            -         7.92     40.90%        76,965       1.12%          1.38%         0.64%        125.29%
   2009††       6.02         0.07         (0.41)       (0.34)         (0.03)          -           (0.03)            -         5.65     (5.60)%       60,618       1.12%          3.20%         1.29%        163.38%

   Class A
   2010>     $  7.86       $ 0.03        $ 0.08       $ 0.11         $    -      $    -          $    -        $    -       $ 7.97      1.40%      $  5,236       1.40%          2.19%         0.74%         38.75%
   2010         5.61         0.03          2.24         2.27          (0.02)          -           (0.02)            -         7.86     40.41%         5,408       1.40%          1.94%         0.36%        125.29%
   2009         8.69         0.02         (3.07)       (3.05)         (0.03)          -           (0.03)            -         5.61    (35.07)%        5,304       1.40%          2.53%         0.29%        163.38%
   2008 (5)    10.00         0.01         (1.32)       (1.31)             -           -               -             -         8.69    (13.10)%        2,340       1.40%          3.69%         0.17%         66.60%

   Institutional Class
   2010>     $  7.92       $ 0.05        $ 0.08       $ 0.13         $    -      $    -          $    -        $    -       $ 8.05      1.64%      $200,635       1.00%          1.08%         1.17%         38.75%
   2010         5.65         0.06          2.25         2.31          (0.04)          -           (0.04)            -         7.92     41.01%       171,807       1.00%          1.06%         0.82%        125.29%
   2009         8.72         0.05         (3.08)       (3.03)         (0.04)          -           (0.04)            -         5.65    (34.81)%       57,430       1.00%          1.18%         0.58%        163.38%
   2008 (5)    10.00         0.04         (1.31)       (1.27)         (0.01)          -           (0.01)            -         8.72    (12.75)%       56,426       1.00%          1.10%         0.57%         66.60%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W SMALL CAP VALUE FUND

   Class Z
   2010>     $ 16.80       $    -        $(0.82)      $(0.82)        $    -      $    -          $    -        $    -      $ 15.98     (4.88)%     $ 81,866       1.25%          1.30%        (0.05)%        27.18%
   2010        11.29         0.03          5.51         5.54          (0.03)          -           (0.03)            -        16.80     49.10%        86,737       1.25%          1.30%         0.18%         83.31%
   2009        19.76         0.02         (6.77) (6)   (6.75)         (0.02)      (1.70)          (1.72)            -        11.29    (34.57)% (6)   55,976       1.23%          1.37%         0.15%        139.92%
   2008        26.30        (0.13)        (2.52)       (2.65)             -       (3.89)          (3.89)            -        19.76    (11.53)%       45,862       1.30%          1.49%        (0.51)%        40.37%
   2007        28.15        (0.14)         2.48         2.34              -       (4.19)          (4.19)            -        26.30      8.80%        67,029       1.30%          1.45%        (0.53)%        35.43%
   2006        25.20        (0.15)         5.57         5.42              -       (2.47)          (2.47)            -        28.15     22.69%        68,271       1.46%          1.47%        (0.56)%        41.45%

   Class A
   2010>     $ 16.43       $(0.02)       $(0.81)      $(0.83)        $    -      $    -          $    -        $    -      $ 15.60     (5.05)%     $  3,865       1.50%          2.05%        (0.32)%        27.18%
   2010        11.05        (0.01)         5.39         5.38              -           -               -             -        16.43     48.71%         4,815       1.50%          1.47%        (0.08)%        83.31%
   2009        19.43            -         (6.66) (6)   (6.66)         (0.02)      (1.70)          (1.72)            -        11.05    (34.71)% (6)    2,160       1.53%          3.25%        (0.01)%       139.92%
   2008        25.99        (0.16)        (2.51)       (2.67)             -       (3.89)          (3.89)            -        19.43    (11.75)%        1,137       1.55%          4.57%        (0.71)%        40.37%
   2007        27.93        (0.21)         2.46         2.25              -       (4.19)          (4.19)            -        25.99      8.54%           856       1.55%          2.17%        (0.78)%        35.43%
   2006        25.08        (0.21)         5.53         5.32              -       (2.47)          (2.47)            -        27.93     22.39%           975       1.70%          1.71%        (0.81)%        41.45%

   Institutional Class
   2010>     $ 16.87       $    -        $(0.82)      $(0.82)        $    -      $    -          $    -        $    -      $ 16.05     (4.86)%     $ 16,590       1.10%          1.20%         0.06%         27.18%
   2010        11.32         0.05          5.54         5.59          (0.04)          -           (0.04)            -        16.87     49.46%        26,915       1.10%          1.16%         0.34%         83.31%
   2009††      14.28         0.02         (1.26) (6)   (1.24)         (0.02)      (1.70)          (1.72)            -        11.32     (9.52)% (6)        -       1.09%     24,873.11%         0.15%        139.92%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY CORE BOND FUND

   Institutional Class
   2010>     $ 10.47       $ 0.21        $ 0.37       $ 0.58         $(0.22)     $    -          $(0.22)       $    -      $ 10.83      5.56%      $ 52,713       0.70%          0.83%         3.94%         35.53%
   2010         9.96         0.47          0.75         1.22          (0.48)      (0.23)          (0.71)            -        10.47     12.42%        57,391       0.70%          0.78%         4.51%        114.66%
   2009        10.19         0.45         (0.09)        0.36          (0.45)      (0.14)          (0.59)            -         9.96      3.72%        43,091       0.70%          0.75%         4.57%        201.34%
   2008 (4)    10.00         0.17          0.19         0.36          (0.17)         -            (0.17)            -        10.19      3.58%        47,060       0.70%          0.95%         4.68%         70.77%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                112

                                                                                                                                                                                          Ratio of Net
              Net                     Realized and                                                                           Net                    Net          Ratio        Ratio        Investment
             Asset         Net         Unrealized                  Dividends   Distributions     Total                      Asset                  Assets        of Net      of Gross        Income
             Value      Investment      Gains or        Total       from Net       from         Dividends                   Value                   End         Expenses    Expenses to      (Loss)      Portfolio
           Beginning      Income        (Losses)        from       Investment     Capital         and         Redemption     End       Total     of Period     to Average   Average Net    to Average     Turnover
           of Period    (Loss) (1)   on Securities   Operations      Income        Gains      Distributions      Fees     of Period   Return†      (000)       Net Assets*    Assets*,^    Net Assets*      Rate†
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL CASH RESERVES FUND

   Class Z
   2010>      $ 1.00        $   -        $    -       $    -         $    -      $    -          $    -           $ -       $ 1.00      0.01%      $ 24,304       0.29%         0.95%         0.02%           n/a
   2010         1.00            -             -            -              -           -               -             -         1.00      0.10%        25,019       0.27%         1.09%         0.10%           n/a
   2009         1.00         0.01             -         0.01          (0.01)          -           (0.01)            -         1.00      1.49%        32,732       0.72%         1.10%         1.51%           n/a
   2008         1.00         0.04             -         0.04          (0.04)          -           (0.04)            -         1.00      4.18%        37,542       0.73%         0.99%         4.11%           n/a
   2007         1.00         0.04             -         0.04          (0.04)          -           (0.04)            -         1.00      4.56%        32,909       0.73%         0.94%         4.47%           n/a
   2006         1.00         0.03             -         0.03          (0.03)          -           (0.03)            -         1.00      2.96%        34,503       0.84%         0.85%         2.88%           n/a

   Class A
   2010>      $ 1.00        $   -        $    -       $    -         $    -      $    -          $    -           $ -       $ 1.00      0.00%      $    808       0.31%         2.62%         0.00%           n/a
   2010         1.00            -             -            -              -           -               -             -         1.00      0.10%         1,072       0.25%         2.45%         0.10%           n/a
   2009         1.00         0.01             -         0.01          (0.01)          -           (0.01)            -         1.00      1.26%         1,045       0.93%         4.23%         1.10%           n/a
   2008 (7)     1.00         0.02          0.01         0.03          (0.03)          -           (0.03)            -         1.00      3.05%           907       0.98%         7.21%         2.99%           n/a

   Institutional Class
   2010>      $ 1.00        $   -        $    -       $    -         $    -      $    -          $    -           $ -       $ 1.00      0.05%      $118,899       0.20%         0.48%         0.11%           n/a
   2010         1.00            -             -            -              -           -               -             -         1.00      0.66%        14,001       0.20%         4.26%         0.03%           n/a
   2009         1.00         0.02         (0.00)        0.02          (0.02)          -           (0.02)            -         1.00      1.78%             1       0.43%     6,149.85%         1.77%           n/a
   2008 (7)     1.00         0.03          0.01         0.04          (0.04)          -           (0.04)            -         1.00      3.54%             1       0.73%     1,509.12%         3.96%           n/a
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT HIGH YIELD FUND

   Institutional Class

   2010>      $10.67        $0.52        $ 0.10       $ 0.62         $(0.51)     $    -          $(0.51)          $ -       $10.78      6.03%      $  9,571       0.80%         1.18%         9.71%         68.39%
   2010         7.72         1.31          3.07         4.38          (1.28)      (0.15)          (1.43)            -        10.67     59.30%        10,000       0.80%         1.04%        13.34%        292.11%
   2009         9.29         0.85         (1.55)       (0.70)         (0.87)          -           (0.87)            -         7.72     (7.78)%        9,326       0.80%         1.05%        10.04%         74.19%
   2008 (4)    10.00         0.36         (0.69)       (0.33)         (0.38)          -           (0.38)            -         9.29     (3.39)%        8,602       0.80%         1.86%        10.90%         10.78%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

   Class Z
   2010>      $10.24        $0.15        $ 0.30       $ 0.45         $(0.17)     $    -          $(0.17)          $ -       $10.52      4.39%      $  9,958       0.58%         0.99%         2.94%        317.20%
   2010         9.79         0.38          0.55         0.93          (0.39)      (0.09)          (0.48)            -        10.24      9.62%        10,659       0.58%         0.79%         3.71%        456.70%
   2009        10.17         0.47         (0.09) (6)    0.38          (0.47)      (0.29)          (0.76)            -         9.79      3.97% (6)     6,489       0.53%         1.90%         4.78%        214.25%
   2008        10.09         0.50          0.04         0.54          (0.46)          -           (0.46)            -        10.17      5.50%         2,721       0.82%         1.79%         4.64%        277.91%
   2007         9.97         0.46          0.12         0.58          (0.46)          -           (0.46)            -        10.09      5.99%         7,574       0.85%         1.60%         4.62%        462.98%
   2006        10.12         0.39         (0.12)        0.27          (0.40)      (0.02)          (0.42)            -         9.97      2.70%         7,620       0.85%         1.74%         3.88%        435.30%

   Class A
   2010>      $10.24        $0.14        $ 0.30       $ 0.44         $(0.15)     $    -          $(0.15)          $ -       $10.53      4.37%      $ 44,773       0.83%         1.08%         2.70%        317.20%
   2010         9.80         0.35          0.54         0.89          (0.36)      (0.09)          (0.45)            -        10.24      9.24%        52,148       0.83%         1.00%         3.47%        456.70%
   2009        10.18         0.44         (0.09) (6)    0.35          (0.44)      (0.29)          (0.73)            -         9.80      3.75% (6)    34,967       0.83%         1.15%         4.51%        214.25%
   2008        10.09         0.43          0.10         0.53          (0.44)          -           (0.44)            -        10.18      5.37%           808       1.04%         4.71%         4.40%        277.91%
   2007         9.97         0.44          0.12         0.56          (0.44)          -           (0.44)            -        10.09      5.78%           590       1.10%         3.68%         4.41%        462.98%
   2006        10.12         0.37         (0.13)        0.24          (0.37)      (0.02)          (0.39)            -         9.97      2.45%            56       1.10%         2.00%         3.63%        435.30%

   Class C
   2010>      $10.24        $0.10        $ 0.29       $ 0.39         $(0.11)     $    -          $(0.11)          $ -       $10.52      3.87%      $ 15,927       1.58%         1.88%         1.95%        317.20%
   2010         9.79         0.28          0.55         0.83          (0.29)      (0.09)          (0.38)            -        10.24      8.54%        20,717       1.58%         1.79%         2.73%        456.70%
   2009        10.17         0.36         (0.08) (6)    0.28          (0.37)      (0.29)          (0.66)            -         9.79      2.97% (6)    14,759       1.58%         2.33%         3.72%        214.25%
   2008        10.09         0.32          0.12         0.44          (0.36)          -           (0.36)            -        10.17      4.51%         1,102       1.70%         7.92%         3.74%        277.91%
   2007         9.98         0.36          0.11         0.47          (0.36)          -           (0.36)            -        10.09      4.84%            93       1.85%         7.98%         3.63%        462.98%
   2006        10.12         0.29         (0.11)        0.18          (0.30)      (0.02)          (0.32)            -         9.98      1.78%            55       1.85%         2.73%         2.90%        435.30%

   Institutional Class
   2010>      $10.25        $0.16        $ 0.29       $ 0.45         $(0.17)     $    -          $(0.17)          $ -       $10.53      4.44%      $ 14,051       0.50%         0.70%         3.03%        317.20%
   2010         9.80         0.38          0.55         0.93          (0.39)      (0.09)          (0.48)            -        10.25      9.70%        19,025       0.50%         0.66%         3.75%        456.70%
   2009        10.17         0.47         (0.08) (6)    0.39          (0.47)      (0.29)          (0.76)            -         9.80      4.07% (6)    20,458       0.50%         0.75%         4.69%        214.25%
   2008        10.09         0.43          0.16         0.59          (0.51)          -           (0.51)            -        10.17      6.04%        69,653       0.54%         0.58%         4.75%        277.91%
   2007 (2)    10.10         0.14             -         0.14          (0.15)          -           (0.15)            -        10.09      1.36%             -       0.58%     2,560.19%         5.21%        462.98%
_________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                 113

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2010 (UNAUDITED)

                                                                                                                                                                                          Ratio of Net
              Net                     Realized and                                                                           Net                    Net          Ratio        Ratio        Investment
             Asset         Net         Unrealized                  Dividends   Distributions     Total                      Asset                  Assets        of Net      of Gross        Income
             Value      Investment      Gains or        Total       from Net       from         Dividends                   Value                   End         Expenses    Expenses to      (Loss)      Portfolio
           Beginning      Income        (Losses)        from       Investment     Capital         and         Redemption     End       Total     of Period     to Average   Average Net    to Average    Turnover
           of Period    (Loss) (1)   on Securities   Operations      Income        Gains      Distributions      Fees     of Period   Return†      (000)       Net Assets*    Assets*,^    Net Assets*     Rate†
_______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

   Class Z
   2010>      $10.05        $0.09        $ 0.08        $0.17         $(0.10)        $ -          $(0.10)          $ -       $10.12      1.74%      $126,853       0.70%           0.67%       1.80%        50.53%
   2010         9.76         0.26          0.29         0.55          (0.26)          -           (0.26)            -        10.05      5.73%       135,568       0.70%           0.62%       2.63%       186.26%
   2009         9.98         0.38         (0.24)        0.14          (0.36)          -           (0.36)            -         9.76      1.45%       131,759       0.70%           0.71%       3.90%       262.55%
   2008         9.90         0.42          0.06         0.48          (0.40)          -           (0.40)            -         9.98      4.90%       158,524       0.70%           0.87%       4.15%       188.14%
   2007         9.77         0.37          0.12         0.49          (0.36)          -           (0.36)            -         9.90      5.14%       187,897       0.70%           0.91%       3.74%       163.81%
   2006         9.81         0.30         (0.03)        0.27          (0.31)          -           (0.31)            -         9.77      2.74%       254,300       0.74%           0.93%       3.01%       196.42%

   Class A
   2010>      $10.05        $0.08        $ 0.08        $0.16         $(0.09)        $ -          $(0.09)          $ -       $10.12      1.61%      $ 25,755       0.95%           1.03%       1.55%        50.53%
   2010         9.76         0.24          0.29         0.53          (0.24)          -           (0.24)            -        10.05      5.48%        40,848       0.95%           0.96%       2.36%       186.26%
   2009         9.99         0.35         (0.23)        0.12          (0.35)          -           (0.35)            -         9.76      1.23%        27,262       0.95%           1.06%       3.56%       262.55%
   2008         9.90         0.39          0.08         0.47          (0.38)          -           (0.38)            -         9.99      4.80%         1,104       0.95%           2.75%       3.86%       188.14%
   2007         9.77         0.34          0.13         0.47          (0.34)          -           (0.34)            -         9.90      4.88%            58       0.95%           8.65%       3.50%       163.81%
   2006         9.82         0.27         (0.04)        0.23          (0.28)          -           (0.28)            -         9.77      2.38%            53       0.99%           1.17%       2.79%       196.42%

   Class C
   2010>      $10.04        $0.05        $ 0.10        $0.15         $(0.07)        $ -          $(0.07)          $ -       $10.12      1.46%      $ 13,418       1.45%           1.56%       1.05%        50.53%
   2010         9.75         0.18          0.30         0.48          (0.19)          -           (0.19)            -        10.04      4.95%        17,726       1.45%           1.50%       1.85%       186.26%
   2009         9.98         0.30         (0.24)        0.06          (0.29)          -           (0.29)            -         9.75      0.63%        11,939       1.45%           1.74%       3.07%       262.55%
   2008         9.90         0.30          0.11         0.41          (0.33)          -           (0.33)            -         9.98      4.21%         2,589       1.45%           2.73%       3.43%       188.14%
   2007         9.77         0.29          0.13         0.42          (0.29)          -           (0.29)            -         9.90      4.36%            55       1.45%           9.27%       3.00%       163.81%
   2006         9.82         0.23         (0.05)        0.18          (0.23)          -           (0.23)            -         9.77      1.87%            52       1.49%           1.67%       2.29%       196.42%

   Institutional Class
   2010>      $10.04        $0.10        $ 0.09        $0.19         $(0.11)        $ -          $(0.11)          $ -       $10.12      1.92%      $ 17,751       0.55%           0.67%       1.94%        50.53%
   2010         9.75         0.26          0.31         0.57          (0.28)          -           (0.28)            -        10.04      5.88%        16,909       0.55%           0.73%       2.55%       186.26%
   2009         9.97         0.39         (0.23)        0.16          (0.38)          -           (0.38)            -         9.75      1.64%           156       0.55%          39.49%       3.99%       262.55%
   2008         9.90         0.42          0.07         0.49          (0.42)          -           (0.42)            -         9.97      5.07%            25       0.55%         566.32%       4.60%       188.14%
   2007 (2)     9.87         0.12          0.03         0.15          (0.12)          -           (0.12)            -         9.90      1.48%             -       0.56%       2,553.82%       4.30%       163.81%
_______________________________________________________________________________________________________________________________________________________________________________________________________________________

n/a Not Applicable                                                                  5    The Old Mutual TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.
*    Ratios for periods of less than one year have been annualized.                 6    Impact of payment from affiliate was less than $0.01 per share and 0.01%,
†    Total returns and portfolio turnover rates are for the period indicated             respectively.
     and have not been annualized. Total return would have been lower had           7    Class A and Institutional Class shares commenced operations on June 4, 2007.
     certain expenses not been waived by the Adviser during the year. Returns       8    Ratio has been revised to present a corrected calculation. A higher
     shown do not reflect the deduction of taxes that a shareholder would pay            turnover rate increases transaction costs (e.g. brokerage commissions) and
     on fund distributions or the redemption of fund shares. Returns shown               increases realized gains and losses. There were no changes in the net
     exclude any applicable sales charge.                                                realized gains and losses as reported in the March 31, 2007 annual report
††   Class commenced operations on December 9, 2008.                                     as a result of the corrected calculation.
^    See Note 10.                                                                   @    For Analytic U.S. Long/Short Fund, the ratio of expenses to average net
>    For the six-month period ended September 30, 2010.                                  assets includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:
1    Per share amounts for the year or period are calculated based on average
     outstanding shares.                                                                                                                       Institutional
2    Class commenced operations on December 20, 2006.                                                                      Class Z   Class A       Class
3    Historically, the Old Mutual Heitman REIT Fund has distributed to its               _____________________________________________________________________
     shareholders amounts approximating dividends received from the REITs.
     A portion of such distributions may include a return of capital.                    2010>                              0.03%     0.02%        0.02%
4    Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield            2010                               0.08%     0.08%        0.08%
     Fund commenced operations on November 19, 2007.                                     2009                               0.58%     0.54%        0.55%
                                                                                         2008                               0.26%     0.27%        0.26%
                                                                                         2007                               0.16%     0.16%        0.13%
                                                                                         2006                               0.25%     0.25%         n/a
                                                                                         _____________________________________________________________________

                                                                                         Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 114

NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

1. ORGANIZATION
___________________________________________________________________________________________________________________________________

Old Mutual Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the
Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust currently offers the following Funds: the Old Mutual Analytic U.S. Long/Short Fund (the "Analytic U.S. Long/Short Fund"), the Old Mutual Barrow
Hanley Value Fund (the "Barrow Hanley Value Fund"), the Old Mutual Focused Fund (the "Focused Fund"), the Old Mutual Heitman REIT
Fund (the "Heitman REIT Fund"), the Old Mutual Large Cap Growth Fund (the "Large Cap Growth Fund"), the Old Mutual Strategic Small
Company Fund (the "Strategic Small Company Fund"), the Old Mutual TS&W Mid-Cap Value Fund (the "TS&W Mid-Cap Value Fund"), the Old
Mutual TS&W Small Cap Value Fund (the "TS&W Small Cap Value Fund"), the Old Mutual Barrow Hanley Core Bond Fund (the "Barrow Hanley
Core Bond Fund"), the Old Mutual Cash Reserves Fund (the "Cash Reserves Fund"), the Old Mutual Dwight High Yield Fund (the "Dwight
High Yield Fund"), the Old Mutual Dwight Intermediate Fixed Income Fund (the "Dwight Intermediate Fixed Income Fund") and the Old
Mutual Dwight Short Term Fixed Income Fund (the "Dwight Short Term Fixed Income Fund"), each a "Fund" and, collectively, the
"Funds".

On July 28, 2009, the Board of Trustees of the Trust (the "Board") approved two separate plans of reorganization (the "Plans")
pursuant to which the Old Mutual Growth Fund (the "Growth Fund") and the Old Mutual Columbus Circle Technology and Communications
Fund (the "Technology and Communications Fund") would be reclassified into the Focused Fund. The Plans provided for the sale of all of the assets of the Growth Fund and Technology and Communications Fund (together, the "Merged Funds") to the Focused Fund (the
"Acquiring Fund") and the assumption of the liabilities of the Merged Funds by the Focused Fund. Shareholders approved the Plans at meetings held on November 30, 2009 and the reorganizations took place after the close of business on December 4, 2009.

The purpose of the Plans was to enable shareholders of the Merged Funds to remain invested in a mutual fund that seeks capital appreciation, while also benefiting from being invested in a mutual fund that offers a lower management fee, stronger long-term performance and lower expense limitations that extend for a longer period than the expense limitations for the Merged Funds.

The reorganizations were accomplished by tax-free exchanges of the following shares effective December 4, 2009 (000):

Merged Fund                           Shares              Acquiring Fund              Shares              Value
____________________________________________________________________________________________________________________

Growth Fund                           16,759               Focused Fund               24,118             $496,691
Technology and
   Communications Fund                 8,999
____________________________________________________________________________________________________________________

For financial statement purposes, assets received and shares issued by the Focused Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Funds was carried forward to reflect the tax-free status of the reorganizations.

The net assets and net unrealized appreciation/depreciation immediately before the reorganizations were as follows (000):

                                                           Unrealized
                                                          Appreciation/
Merged Fund                         Net Assets            Depreciation             Acquiring Fund       Net Assets
____________________________________________________________________________________________________________________

Growth Fund                          $359,086               $70,227                 Focused Fund         $137,154
Technology and
   Communications Fund                137,605                34,722
____________________________________________________________________________________________________________________

Assuming the reorganizations had been completed on April 1, 2009, the beginning of the annual reporting period for the Focused
Fund, the Focused Fund's pro forma results of operations for the year ended March 31, 2010, are as follows (000):

_________________________________________________

Net Investment Income                $  1,733 (a)
Net realized and unrealized
   gain on investments                233,782 (b)
_________________________________________________

(a) $1,388, as reported in the Statement of Operations, plus $(896) Net Investment Income from the Merged Funds pre-merger, plus
    $1,241 of pro-forma eliminated expenses.

(b) $61,277, as reported in the Statement of Operations, plus $172,505 Net Realized and Unrealized Gain on Investments from the
    Merged Funds pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings of the Merged Funds for the period ending December
4, 2009, that have been included in the Focused Fund's Statement of Operations. Because the Growth Fund, the Technology and
Communications Fund and the Focused Fund sold and redeemed shares throughout the period, it is also not practicable to provide pro forma information on a per share basis.

                                                                 115

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

After the close of business on October 23, 2009, Class C shares of the Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund,
Focused Fund, Heitman REIT Fund, Large Cap Growth Fund, Strategic Small Company Fund, TS&W Mid-Cap Value Fund, TS&W Small Cap Value
Fund and Cash Reserves Fund were liquidated and distributed ratably among the Class C shareholders on that date. Shareholders may purchase shares of the Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund, Focused Fund, Heitman REIT Fund, Large Cap Growth
Fund, Strategic Small Company Fund, TS&W Mid-Cap Value Fund, TS&W Small Cap Value Fund, and Cash Reserves Fund through three separate classes, Class A, Institutional Class and Class Z shares. Shareholders may purchase shares of the Dwight Intermediate
Fixed Income Fund and Dwight Short Term Fixed Income Fund through four separate classes, Class A, Class C, Institutional Class and
Class Z shares. Shareholders may purchase Institutional Class shares of the Barrow Hanley Core Bond Fund and Dwight High Yield
Fund. All classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs, transfer agency costs and each class has exclusive voting rights with respect to its distribution plan and service plan, as applicable. Except for these differences, each class share of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow Hanley Value Fund, Focused Fund, Large Cap Growth Fund and Cash Reserves Fund, which are classified as non-diversified management investment companies. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
___________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.
Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time)
(the "4:00 p.m. Valuation Time") on each day that the NYSE is open for trading for all series portfolios of the Funds other than the Old Mutual Cash Reserves Fund. Investment securities of the Cash Reserves Fund are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the NYSE as of 5:00 p.m. Eastern time (the "5:00 p.m.
Valuation Time" and together with the 4:00 p.m. Valuation Time, the "Valuation Time") on each day that the NYSE is open for trading. If there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by the Board.

The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Funds'Fair Value Procedures are implemented through a Valuation Committee (the "Committee") designated by the Board. A security may be valued using Fair Value
Procedures if, among other things the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund's net asset value ("NAV").

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. (the "Adviser") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

                                                                 116

Fair Value Disclosure - The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting
Standards Codification 820-10, Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. Foreign securities, if any, are fair valued by utilizing quotations of an independent pricing service are categorized as Level 2 securities. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. For each Fund there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period. The aggregate value by input level, as of September 30, 2010, for each Fund's investments, as well as a reconciliation of assets for which Level 3 inputs were assigned, is included in the Schedule of
Investments.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and dividend expense on securities sold short is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Barrow Hanley Value Fund, Heitman REIT Fund, Barrow Hanley Core Bond Fund, Cash Reserves Fund, Dwight
High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. Dividends from net investment income for the Barrow Hanley Value Fund are declared and paid on a semi-annual basis. Dividends from net investment income for the
Heitman REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Barrow Hanley Core Bond
Fund, Cash Reserves Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund are
declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each
REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by a third-party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

TBA Purchase Commitments - The Funds (except the Cash Reserves Fund) may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under
"Security Valuation" above.

Mortgage Dollar Rolls - The Funds (except the Cash Reserves Fund) may enter into mortgage dollar rolls (principally using TBAs) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made on behalf of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

                                                                 117

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

   (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

   (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Funds report gains and losses on foreign currency related transactions as components of realized gains or loss for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may utilize futures contracts to enhance investment returns, as an efficient way to gain broad market exposure with reduced transaction costs, and/or to hedge against overall equity market volatility and other risks in a Fund's portfolio. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the
Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds'
option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since the options utilized by the Funds are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

Short Sales - The Funds (except the Dwight Intermediate Fixed Income Fund) may engage in short sales that are "uncovered".
Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the
Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations.
To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short or (b) otherwise cover the Fund's short positions. The segregated assets are marked to market daily.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.
Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National
Mortgage Association and their income streams.

                                                                 118

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.
Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and
REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Inflation-Indexed Bond - The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statement of Operations, even though investors do not receive the principal amount until maturity.

Corporate Term Loans - The Barrow Hanley Core Bond Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight
Short Term Fixed Income Fund may invest in corporate term loans in the form of participations in loans and assignments of all or a portion of loans from third parties. Loan assignments and participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment on trade date and begins to accrue interest when the borrower withdraws money. These loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a spread.

The loans in which the Funds invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Payments by Affiliates - For the six-month period ended September 30, 2010, there were no material payments by affiliates. For the year ended March 31, 2010 the Strategic Small Company Fund was reimbursed $46 (000) by a sub-adviser as a result of a trading error.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other non-class specific expenses and realized and unrealized gains and losses of a Fund are allocated to the respective share class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately. The Funds had no material expense reductions for the six-month period ended September 30, 2010.

Each Fund (except the Cash Reserves Fund) will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the redemption/exchange fee for the benefit of the remaining shareholders by crediting Paid-in
Capital. For a discussion of the limited exemptions to the redemption/exchange fee, please see the Funds' prospectuses. For the six-month period ended September 30, 2010, redemption fees of $3 (000), $1 (000) and $1 (000) were collected by the Focused Fund
(Class Z), Hetman REIT Fund (Class Z) and Dwight Short Term Fixed Income Fund (Class Z). There were no other material redemption fee amounts collected by the Funds.

                                                                 119

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
___________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital serves as the investment adviser and administrator to each Fund. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"). OMUSH is a direct wholly owned subsidiary of OM
Group (UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to management agreements (the "Management Agreements"), under which the Adviser is obligated to provide advisory and administrative services to the Trust. Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Cash Reserves Fund's base management fee is 0.18%, with no applicable breakpoint asset thresholds. For all other
Funds, the Adviser has agreed to fee breakpoints as set forth in the tables below:

                                                           Management Fee Breakpoint Asset Thresholds
___________________________________________________________________________________________________________________________________

                                        $0 to     $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion     $2.0
                                      less than   to less than  to less than  to less than  to less than  to less than    billion
Fund                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
___________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund           0.80%         0.75%         0.70%         0.65%         0.60%         0.55%        0.50%
Barrow Hanley Value Fund                0.75%         0.73%         0.72%         0.70%         0.68%         0.67%        0.66%
Focused Fund                            0.75%         0.70%         0.65%         0.60%         0.55%         0.50%        0.45%
Heitman REIT Fund                       0.90%         0.85%         0.80%         0.75%         0.70%         0.65%        0.60%
Large Cap Growth Fund                   0.70%        0.685%        0.675%        0.675%        0.625%        0.575%       0.525%
Strategic Small Company Fund            0.95%         0.90%         0.85%         0.80%         0.75%         0.70%        0.65%
TS&W Small Cap Value Fund               1.00%         0.95%         0.90%         0.85%         0.80%         0.75%        0.70%
Dwight Intermediate Fixed Income Fund   0.45%        0.425%         0.40%        0.375%         0.35%        0.325%        0.30%
Dwight Short Term Fixed Income Fund     0.45%        0.425%         0.40%        0.375%         0.35%        0.325%        0.30%
___________________________________________________________________________________________________________________________________

                                                                     Management Fee Breakpoint Asset Thresholds
___________________________________________________________________________________________________________________________________

                                                                 $0 to less                $500 million to           $1.0 billion
                                                             than $500 million         less than $1.0 billion         or greater
___________________________________________________________________________________________________________________________________

TS&W Mid-Cap Value Fund                                            0.95%                       0.90%                    0.85%
Barrow Hanley Core Bond Fund                                       0.60%                      0.575%                    0.55%
Dwight High Yield Fund                                             0.70%                      0.675%                    0.65%
___________________________________________________________________________________________________________________________________

Expense Limitation Agreements - In the interests of limiting expenses of the Funds, the Adviser entered into expense limitation agreements ("Expense Limitation Agreements") with respect to the Funds pursuant to which the Adviser contractually agreed to separately waive class level expenses and fund level expenses for the Focused Fund through July 31, 2013, and for all other Funds through December 31, 2011, to the extent necessary to limit the total annual operating expenses to a specified percentage of the
Funds' average daily net assets. The expense limitations are as follows:

                                   Class      Fund       Total                                         Class      Fund       Total
                                  Expense    Expense    Expense                                       Expense    Expense    Expense
                                   Limit      Limit      Limit                                         Limit      Limit      Limit
_______________________________________________________________      ______________________________________________________________

Analytic U.S. Long/Short Fund                                        Heitman REIT Fund
   Class Z                         0.20%      0.90%      1.10%          Class Z                        0.30%      0.95%      1.25%
   Class A                         0.45%      0.90%      1.35%          Class A                        0.55%      0.95%      1.50%
   Institutional Class             0.00%      0.90%      0.90%          Institutional Class            0.00%      0.95%      0.95%
_______________________________________________________________      ______________________________________________________________

Barrow Hanley Value Fund                                             Large Cap Growth Fund
   Class Z                         0.10%      0.85%      0.95%          Class Z                        0.10%      0.90%      1.00%
   Class A                         0.35%      0.85%      1.20%          Class A                        0.35%      0.90%      1.25%
   Institutional Class             0.00%      0.85%      0.85%          Institutional Class            0.00%      0.90%      0.90%
_______________________________________________________________      ______________________________________________________________

Focused Fund                                                         Strategic Small Company Fund
   Class Z                         0.15%      0.80%      0.95%          Class Z                        0.28%      1.02%      1.30%
   Class A                         0.40%      0.80%      1.20%          Class A                        0.53%      1.02%      1.55%
   Institutional Class             0.00%      0.80%      0.80%          Institutional Class            0.03%      1.02%      1.05%
_______________________________________________________________      ______________________________________________________________

                                                                 120

                                         Class        Fund         Total                                                     Class        Fund         Total
                                        Expense      Expense      Expense                                                   Expense      Expense      Expense
                                         Limit        Limit        Limit                                                     Limit        Limit        Limit
________________________________________________________________________________    ________________________________________________________________________________

TS&W Mid-Cap Value Fund                                                             Dwight Intermediate Fixed Income Fund
   Class Z                               0.12%        1.00%        1.12%               Class Z                               0.08%        0.50%        0.58%
   Class A                               0.40%        1.00%        1.40%               Class A                               0.33%        0.50%        0.83%
   Institutional Class                   0.00%        1.00%        1.00%               Class C                               1.08%        0.50%        1.58%
________________________________________________________________________________       Institutional Class                   0.00%        0.50%        0.50%
                                                                                    ________________________________________________________________________________
TS&W Small Cap Value Fund
   Class Z                               0.15%        1.10%        1.25%            Dwight Short Term Fixed Income Fund
   Class A                               0.40%        1.10%        1.50%               Class Z                               0.17%        0.53%        0.70%
   Institutional Class                   0.00%        1.10%        1.10%               Class A                               0.42%        0.53%        0.95%
________________________________________________________________________________       Class C                               0.92%        0.53%        1.45%
                                                                                       Institutional Class                   0.02%        0.53%        0.55%
Cash Reserves Fund                                                                  ________________________________________________________________________________
   Class Z                               0.10%        0.20%        0.30%
   Class A                               0.35%        0.20%        0.55%
   Institutional Class                   0.00%        0.20%        0.20%

________________________________________________________________________________

                                                                                       Total Institutional Class Expense Limit
____________________________________________________________________________________________________________________________________

Barrow Hanley Core Bond Fund                                                                             0.70%
Dwight High Yield Fund                                                                                   0.80%
____________________________________________________________________________________________________________________________________

The Adviser may seek reimbursement for Management Fees waived and other expenses paid by the Adviser pursuant to the Expense
Limitation Agreements during the previous three fiscal years in which the Management Fees were waived or other expenses paid.
Reimbursement by a Fund of the Management Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreements may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described above. With respect to all
Funds (except the Barrow Hanley Core Bond Fund, Dwight High Yield Fund and TS&W Mid-Cap Value Fund), no reimbursement by a Fund will be made for Management Fees waived or other expenses paid prior to December 31, 2008, unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. As of September 30, 2010, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                     Expires          Expires           Expires         Expires
Fund                                              March 31, 2011   March 31, 2012   March 31, 2013   March 31, 2014     Total
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                         $209              $335           $   66           $   39         $  649
Barrow Hanley Value Fund                               349               250              111               56            766
Focused Fund                                           116               320            1,012            1,249          2,697
Heitman REIT Fund                                      216               171               62               28            477
Large Cap Growth Fund                                  404               574              726              442          2,146
Strategic Small Company Fund                           177               192              438              195          1,002
TS&W Mid-Cap Value Fund                                 32               186              297              148            663
TS&W Small Cap Value Fund                              123                93               66               30            312
Barrow Hanley Core Bond Fund                            32                37               44               25            138
Cash Reserves Fund                                     118               192              152              134            596
Dwight High Yield Fund                                  18                32               33               17            100
Dwight Intermediate Fixed Income Fund                  130               229              202              103            664
Dwight Short Term Fixed Income Fund                    310               248               84               28            670
___________________________________________________________________________________________________________________________________

                                                                121

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

For the six-month period ended September 30, 2010, the Adviser was reimbursed the following amounts for previously waived fees:

Fund                                                                Total (000)
________________________________________________________________________________

Analytic U.S. Long/Short Fund                                         $ 17
Barrow Hanley Value Fund                                                 8
Focused Fund                                                             2
Heitman REIT Fund                                                        6
Large Cap Growth Fund                                                  114
TS&W Small Cap Value Fund                                                8
Dwight Short Term Fixed Income Fund                                     53
________________________________________________________________________________

Effective following the close of business on March 12, 2010, the Adviser voluntarily agreed to reimburse expenses to the extent necessary to assist the Cash Reserves Fund in maintaining a minimum yield of 0.00% for each share class. Prior to March 12, 2010, the Adviser reimbursed expenses to maintain a minimum yield of 0.10% for each share class of the Cash Reserves Fund. The agreement to reimburse expenses is voluntary and may be modified or discontinued by the Adviser at any time. The voluntary waiver paid to the
Cash Reserves Fund during the six-month period ended September 30, 2010 was $3 (000) and is included within Waiver of Management
Fees and Reimbursement of Other Expenses by Adviser on the Statement of Operations.

Sub-Advisory Agreements - The following sub-advisers (the "Sub-Advisers") provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Trust, the Adviser and each
Sub-Adviser:

Analytic Investors, LLC - The Trust, on behalf of the Analytic U.S. Long/Short Fund , and the Adviser entered into sub-advisory agreements with Analytic Investors, LLC ("Analytic"). Analytic is a majority owned subsidiary of OMUSH and an affiliate of Old
Mutual Capital.

Ashfield Capital Partners, LLC - The Trust, on behalf of the Large Cap Growth Fund and Strategic Small Company Fund, and the
Adviser entered into sub-advisory agreements with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Barrow, Hanley, Mewhinney & Strauss, LLC - The Trust, on behalf of the Barrow Hanley Core Bond Fund and Barrow Hanley Value Fund,
and the Adviser entered into sub-advisory agreements with Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"). Barrow Hanley
is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Copper Rock Capital Partners, LLC - The Trust, on behalf of the Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Dwight Asset Management Company LLC - The Trust, on behalf of the Cash Reserves Fund, Dwight High Yield Fund, Dwight Intermediate
Fixed Income Fund and Dwight Short Term Fixed Income Fund, and the Adviser entered into sub-advisory agreements with Dwight Asset
Management Company LLC ("Dwight"). Dwight is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Eagle Asset Management, Inc. - The Trust, on behalf of the Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Eagle Asset Management, Inc. ("Eagle").

Heitman Real Estate Securities LLC - The Trust, on behalf of the Heitman REIT Fund, and the Adviser entered into a sub-advisory agreement with Heitman Real Estate Securities LLC ("Heitman"). Heitman is owned 50% by Heitman senior executives and 50% by Old
Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Thompson, Siegel & Walmsley LLC - The Trust, on behalf of the TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund, and the
Adviser entered into sub-advisory agreements with Thompson, Siegel & Walmsley LLC ("TS&W"). TS&W is a majority owned subsidiary of
OMUSH and an affiliate of Old Mutual Capital.

                                                                122

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, the Sub-Advisers are entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed, less 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser (with the exception of the Dwight Intermediate Fixed Income Fund). The fees are calculated as follows:

                                                 Sub-Advisory Fee Breakpoint Asset Thresholds
___________________________________________________________________________________________________________________________________________

                                         $0 to      $300 million  $500 million   $750 million   $1.0 billion   $1.5 billion
                                       less than    to less than  to less than   to less than   to less than   to less than    $2.0 billion
Fund                                  $300 million  $500 million  $750 million   $1.0 billion   $1.5 billion   $2.0 billion     or greater
___________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund            0.45%          0.40%         0.35%           0.30%          0.25%          0.20%          0.15%
Barrow Hanley Value Fund                 0.40%          0.38%         0.37%           0.35%          0.33%          0.32%          0.31%
Heitman REIT Fund                        0.55%          0.50%         0.45%           0.40%          0.35%          0.30%          0.25%
Large Cap Growth Fund                    0.35%         0.335%        0.325%          0.325%         0.275%         0.225%         0.175%
Strategic Small Company Fund             0.60%          0.55%         0.50%           0.45%          0.40%          0.35%          0.30%
TS&W Small Cap Value Fund                0.70%          0.65%         0.60%           0.55%          0.50%          0.45%          0.40%
Dwight Short Term Fixed Income Fund      0.20%         0.175%         0.15%          0.125%          0.10%         0.075%          0.05%
___________________________________________________________________________________________________________________________________________

                                                                    Sub-Advisory Fee Breakpoint Asset Thresholds
___________________________________________________________________________________________________________________________________________

                                                    $0 to less                   $500 million to                  $1.0 billion
                                                 than $500 million           less than $1.0 billion                or greater
___________________________________________________________________________________________________________________________________________

TS&W Mid-Cap Value Fund                                0.50%                          0.47%                           0.45%
Barrow Hanley Core Bond Fund                           0.25%                          0.24%                          0.229%
Dwight High Yield Fund                                 0.35%                         0.338%                          0.325%
___________________________________________________________________________________________________________________________________________

                                                                                                   Sub-Advisory Fees without Breakpoints
___________________________________________________________________________________________________________________________________________

Cash Reserves Fund                                                                                                 0.09%
Dwight Intermediate Fixed Income Fund                                                                              0.15%
___________________________________________________________________________________________________________________________________________

From time to time, the Adviser may recommend the appointment of additional or replacement sub-advisers to the Board. The Trust and the Adviser have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a
"manager of managers" structure. Under this structure, the Adviser, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment.
Under the manager of managers structure, the Adviser has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. The Strategic Small Company Fund intends to rely on the exemptive order and operate in the manner described above. Shareholders will be notified of any changes in unaffiliated sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement with an unaffiliated sub-adviser for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-adviser(s) by each Fund.

Sub-Administrator - The Adviser and The Bank of New York Mellon (the "Sub-Administrator") entered into a sub-administration and accounting agreement (the "Sub-Administration Agreement") pursuant to which the Sub-Administrator assists the Adviser in connection with the administration and business affairs of the Trust. Under the Sub-Administration Agreement, The Adviser pays the
Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust and Old
Mutual Funds I (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Adviser and Old Mutual Fund Services (administrator to Old Mutual Funds I) pays the
Sub-Administrator the following annual fees: (1) $35 (000) for each fund managed as a "fund of funds"; and (2) $3 (000) per class in excess of three classes for each fund in the Old Mutual Complex; and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or $425 (000). Certain minimum fees apply. The Sub-Administration Agreement provides that the
Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the
Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the
Sub-Administrator be liable to the Adviser or any third party for special, indirect or consequential damages.

                                                                123

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

Distributor - The Trust entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners
(the "Distributor"), a wholly owned subsidiary of the Adviser. The Distributor receives no compensation under the Distribution
Agreement for serving in such capacity. The Trust has adopted, on behalf of Class A shares of each Fund, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, which provide for payment of a distribution fee of up to 0.25% of the daily net assets of
Class A shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of
Class C shares of the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund, a Distribution Plan
pursuant to Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income Fund pays a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a Service Plan on behalf of Class A shares of each Fund and Class C shares of the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund which provide for payment of a service fee of up to 0.25% of the average daily net assets of each Class. The Class A service plan on behalf of the TS&W Mid-Cap
Value Fund and Cash Reserves Fund were adopted pursuant to Rule 12b-1. Distribution fees are paid to the Distributor for the sale and distribution of shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

Of the service and distribution fees the Distributor received for the six-month period ended September 30, 2010, it retained the following (000):

                                                                                             Service Fees       Distribution Fees
____________________________________________________________________________________________________________________________________

                                                                                         Class A       Class C      Class C
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                                              $ -            $-          $ -
Barrow Hanley Value Fund                                                                     -             -            -
Focused Fund                                                                                 1             -            -
Heitman REIT Fund                                                                            2             -            -
Large Cap Growth Fund                                                                        -             -            -
Strategic Small Company Fund                                                                 -             -            -
TS&W Mid-Cap Value Fund                                                                      1             -            -
TS&W Small Cap Value Fund                                                                    -             -            -
Cash Reserves Fund                                                                           -             -            -
Dwight Intermediate Fixed Income Fund                                                        5             8           24
Dwight Short Term Fixed Income Fund                                                          2             8           15
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

Other Service Providers - The Bank of New York Mellon serves as the custodian for each of the Funds. The custodian's responsibilities include safekeeping of the Funds' portfolio securities and cash, the delivery of such securities and cash to and from the Funds, and the appointment of any sub-custodian banks and clearing agents.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Trust. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds' Class Z shares within the Deferred Plans. During the six-month period ended September 30, 2010, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $19 (000).

Officers of the Trust who are or were officers of the Adviser, Old Mutual Fund Services or the Distributor, as well as the Senior
Officer, received no compensation from the Trust.

                                                                124

4. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments and securities sold short, for the Funds (excluding the Cash Reserves Fund) for the six-month period ended September 30, 2010, were as follows:

                                                                            Purchases (000)                    Sales (000)
____________________________________________________________________________________________________________________________________

                                                                       Other      U.S. Government       Other     U.S. Government
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                        $127,843            $  -          $230,908           $  -
Barrow Hanley Value Fund                                               10,514               -             8,286              -
Focused Fund                                                          269,943               -           295,886              -
Heitman REIT Fund                                                      54,715               -            60,941              -
Large Cap Growth Fund                                                  30,220               -            40,263              -
Strategic Small Company Fund                                           89,359               -           100,672              -
TS&W Mid-Cap Value Fund                                               102,681               -            92,614              -
TS&W Small Cap Value Fund                                              28,531               -            37,439              -
Barrow Hanley Core Bond Fund                                            7,279          12,227            11,660         11,990
Dwight High Yield Fund                                                  6,401               -             7,118              -
Dwight Intermediate Fixed Income Fund                                 145,971         124,080           152,926         27,235
Dwight Short Term Fixed Income Fund                                    57,450          34,452            81,463         46,774
____________________________________________________________________________________________________________________________________

Transactions in option contracts written in the Dwight Intermediate Fixed Income Fund for the six-month period ended September 30,
2010, were as follows:

                                                                               Proceeds
                                                             Number of         Received
                                                             Contracts          (000)
_________________________________________________________________________________________
Outstanding at March 31, 2010                                    21              $ 5
Options expired                                                 (21)              (5)
_________________________________________________________________________________________
Outstanding at September 30, 2010                                 -              $ -
_________________________________________________________________________________________

                                                                125

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

5. CAPITAL SHARE TRANSACTIONS
_____________________________________________________________________________________________________________________________________________________________

                                                                                Old Mutual
                                                                               Analytic U.S.                                   Old Mutual
                                                                              Long/Short Fund                            Barrow Hanley Value Fund
_____________________________________________________________________________________________________________________________________________________________

                                                                    4/1/10 to               4/1/09 to                 4/1/10 to             4/1/09 to
                                                                     9/30/10                 3/31/10                   9/30/10               3/31/10
                                                                   (Unaudited)                                       (Unaudited)
_____________________________________________________________________________________________________________________________________________________________

                                                                 Shares     Dollars      Shares     Dollars      Shares     Dollars     Shares     Dollars
_____________________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                    184     $ 1,860       2,193    $ 19,094       2,895    $ 17,112      2,902    $ 15,819
   Capital Contribution                                               -           -           -           -           -           -          -           -
   Shares Issued in Merger (1)                                        -           -           -           -           -           -          -           -
   Shares Issued upon Reinvestment of Distributions                   -           -          43         442          47         271        311       1,585
   Redemption Fees                                                  n/a           -         n/a           -         n/a           -        n/a           -
   Shares Redeemed                                               (8,213)    (82,505)     (9,668)    (91,821)     (2,459)    (13,976)    (5,651)    (29,778)
_____________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                      (8,029)    (80,645)     (7,432)    (72,285)        483       3,407     (2,438)    (12,374)
_____________________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                     17         180         174       1,703          37         207        501       2,373
   Capital Contribution                                               -           -           -           -           -           -          -           -
   Shares Issued in Merger (1)                                        -           -           -           -           -           -          -           -
   Shares Issued upon Reinvestment of Distributions                   -           -           2          19           1           4          8          43
   Redemption Fees                                                  n/a           -         n/a           -         n/a           -        n/a           -
   Shares Redeemed                                                 (136)     (1,369)       (414)     (3,943)        (68)       (409)      (735)     (3,576)
_____________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                        (119)     (1,189)       (238)     (2,221)        (30)       (198)      (226)     (1,160)
_____________________________________________________________________________________________________________________________________________________________

   Class C (3)
   Shares Issued                                                      -           -           8          72           -           -         16          69
   Capital Contribution                                               -           -           -           -           -           -          -           -
   Shares Issued in Merger (1)                                        -           -           -           -           -           -          -           -
   Shares Issued upon Reinvestment of Distributions                   -           -           -           -           -           -          2           8
   Redemption Fees                                                  n/a           -         n/a           -         n/a           -        n/a           -
   Shares Redeemed                                                    -           -        (399)     (3,760)          -           -       (331)     (1,735)
_____________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                           -           -        (391)     (3,688)          -           -       (313)     (1,658)
_____________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                     91         926         105       1,023         205       1,181      3,050      15,592
   Capital Contribution                                               -           -           -           -           -           -          -           -
   Shares Issued in Merger (1)                                        -           -           -           -           -           -          -           -
   Shares Issued upon Reinvestment of Distributions                   -           -          24         252          31         179        262       1,330
   Redemption Fees                                                  n/a           -         n/a           -         n/a           -        n/a           -
   Shares Redeemed                                                 (690)     (7,036)     (1,844)    (18,548)     (1,249)     (7,256)    (6,003)    (32,983)
_____________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions            (599)     (6,110)     (1,715)    (17,273)     (1,013)     (5,896)    (2,691)    (16,061)
_____________________________________________________________________________________________________________________________________________________________

(1)  See Note 1.

(2)  During the year ended March 31, 2010 the Focused Fund received a one-time distribution of settlement funds from the Prudential
     Securities, Inc. Fair Fund.

(3)  Class C Share for all Funds were closed in 2009. See Note 1 for further details.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                126

                Old Mutual                                         Old Mutual                                           Old Mutual
               Focused Fund                                    Heitman REIT Fund                                  Large Cap Growth Fund
__________________________________________________________________________________________________________________________________________________________

     4/1/10 to                 4/1/09 to               4/1/10 to                 4/1/09 to                4/1/10 to                  4/1/09 to
      9/30/10                   3/31/10                 9/30/10                   3/31/10                  9/30/10                    3/31/10
    (Unaudited)                                        (Unaudited)                                       (Unaudited)
__________________________________________________________________________________________________________________________________________________________

Shares     Dollars        Shares      Dollars       Shares     Dollars       Shares      Dollars      Shares       Dollars         Shares     Dollars
__________________________________________________________________________________________________________________________________________________________

   688    $ 14,073         2,488     $ 49,629          272     $ 1,996          466      $ 2,679         120       $ 1,901            333    $ 4,851
     -           -             -          261(2)         -           -            -            -           -             -              -          -
     -           -        23,096      475,634            -           -            -            -           -             -              -          -
 1,772      32,624            27          550           21         160           72          405           -             -             41        614
   n/a           3           n/a            -          n/a           1          n/a            1         n/a             -            n/a          -
(2,085)    (41,740)       (2,029)     (41,538)        (310)     (2,247)      (1,085)      (5,782)       (697)      (10,987)        (1,573)   (22,669)
__________________________________________________________________________________________________________________________________________________________

   375       4,960        23,582      484,536          (17)        (90)        (547)      (2,697)       (577)       (9,086)        (1,199)   (17,204)
__________________________________________________________________________________________________________________________________________________________

   362       7,175         1,580       29,578           28         200          618        3,302           6            89             16        219
     -           -             -           15(2)         -           -            -            -           -             -              -          -
     -           -           113        2,298            -           -            -            -           -             -              -          -
    35         639             2           39            3          26           21          116           -             -              -          -
   n/a           -           n/a            2          n/a           -          n/a            -         n/a             -            n/a          -
  (274)     (5,375)         (254)      (4,994)        (536)     (3,878)        (487)      (2,942)        (11)         (168)          (103)    (1,457)
__________________________________________________________________________________________________________________________________________________________

   123       2,439         1,441       26,938         (505)     (3,652)         152          476          (5)          (79)           (87)    (1,238)
__________________________________________________________________________________________________________________________________________________________

     -           -            70        1,958            -           -           16           78           -             -              8         91
     -           -             -            -            -           -            -            -           -             -              -          -
     -           -             -            -            -           -            -            -           -             -              -          -
     -           -             -            -            -           -            -            1           -             -              -          -
   n/a           -           n/a            -          n/a           -          n/a            -         n/a             -              -          -
     -           -          (115)      (2,185)           -           -         (100)        (581)          -             -           (200)    (2,680)
__________________________________________________________________________________________________________________________________________________________

     -           -           (45)        (227)           -           -          (84)        (502)          -             -           (192)    (2,589)
__________________________________________________________________________________________________________________________________________________________

    25         482           228        4,640            -           -        1,641        9,741          12           187          2,579     36,439
     -           -             -           14(2)         -           -            -            -           -             -              -          -
     -           -           909       18,759            -           -            -            -           -             -              -          -
    95       1,751             7          148           13         102           26          160           -             -             11        166
   n/a           -           n/a            -          n/a           -          n/a            -         n/a             -            n/a          -
  (168)     (3,431)         (771)     (15,559)        (410)     (2,969)        (488)      (3,144)        (68)       (1,080)        (1,079)   (16,428)
__________________________________________________________________________________________________________________________________________________________

   (48)     (1,198)          373        8,002         (397)     (2,867)       1,179        6,757         (56)         (893)         1,511     20,177
__________________________________________________________________________________________________________________________________________________________

                                                                127

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

                                                                             Old Mutual                                           Old Mutual
                                                                          Strategic Small                                        TS&W Mid-Cap
                                                                            Company Fund                                          Value Fund
_______________________________________________________________________________________________________________________________________________________________

                                                                 4/1/10 to                 4/1/09 to                4/1/10 to                 4/1/09 to
                                                                  9/30/10                   3/31/10                  9/30/10                   3/31/10
                                                                (Unaudited)                                        (Unaudited)
_______________________________________________________________________________________________________________________________________________________________

                                                            Shares      Dollars       Shares      Dollars       Shares      Dollars      Shares      Dollars
_______________________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                               190      $ 1,746          439      $ 3,572          235      $ 1,819       1,198      $ 8,574
   Capital Contribution                                          -            -            -        1,032(2)         -            -           -            -
   Shares Issued in Merger (1)                                   -            -            -            -            -            -           -            -
   Shares Issued upon Reinvestment of Distributions              -            -           28          244            -            -          49          370
   Redemption Fees                                             n/a            -          n/a            -          n/a            -         n/a            -
   Shares Redeemed                                          (1,168)     (10,329)      (1,563)     (12,874)      (1,235)      (9,566)     (2,256)     (15,997)
_______________________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                   (978)      (8,583)      (1,096)      (8,026)      (1,000)      (7,747)     (1,009)      (7,053)
_______________________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                 6           52           13          103           64          502         415        2,830
   Capital Contribution                                          -            -            -           10(2)         -            -           -            -
   Shares Issued in Merger (1)                                   -            -            -            -            -            -           -            -
   Shares Issued upon Reinvestment of Distributions              -            -            -            1            -            -           1           10
   Redemption Fees                                             n/a            -          n/a            -          n/a            -         n/a            -
   Shares Redeemed                                              (9)         (74)         (29)        (221)         (95)        (736)       (675)      (4,674)
_______________________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                     (3)         (22)         (16)        (107)         (31)        (234)       (259)      (1,834)
_______________________________________________________________________________________________________________________________________________________________

   Class C(3)
   Shares Issued                                                 -            -            -            2            -            -          33          208
   Capital Contribution                                          -            -            -            -(2)         -            -           -            -
   Shares Issued in Merger (1)                                   -            -            -            -            -            -           -            -
   Shares Issued upon Reinvestment of Distributions              -            -            -            -            -            -           -            -
   Redemption Fees                                             n/a            -          n/a            -          n/a            -         n/a            -
   Shares Redeemed                                               -            -          (13)        (101)           -            -        (336)      (2,320)
_______________________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                      -            -          (13)         (99)           -            -        (303)      (2,112)
_______________________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                 2           16           22          187        6,216       48,035      17,640      119,720
   Capital Contribution                                          -            -            -           93(2)         -            -           -            -
   Shares Issued in Merger (1)                                   -            -            -            -            -            -           -            -
   Shares Issued upon Reinvestment of Distributions              -            -            2           14            -            -         121          906
   Redemption Fees                                             n/a            -          n/a            -          n/a            -         n/a            -
   Shares Redeemed                                            (270)      (2,479)      (1,556)     (12,687)      (2,974)     (23,327)     (6,241)     (44,321)
_______________________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions       (268)      (2,463)      (1,532)     (12,393)       3,242       24,708      11,520       76,305
_______________________________________________________________________________________________________________________________________________________________

(1)  See Note 1.

(2)  During the year ended March 31, 2010 the Strategic Small Company Fund and TS&W Small Cap Value Fund received a one-time distribution of settlement funds from the Millenium Partners LP and Prudential Securities, Inc. Fair Fund.

(3)  Class C Share for all Funds were closed in 2009. See Note 1 for further details.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                128

                 Old Mutual                                      Old Mutual
               TS&W Small Cap                                  Barrow Hanley                                        Old Mutual
                 Value Fund                                    Core Bond Fund                                   Cash Reserves Fund
___________________________________________________________________________________________________________________________________________________

    4/1/10 to                4/1/09 to               4/1/10 to                4/1/09 to                4/1/10 to                4/1/09 to
     9/30/10                  3/31/10                 9/30/10                  3/31/10                  9/30/10                  3/31/10
   (Unaudited)                                      (Unaudited)                                       (Unaudited)
___________________________________________________________________________________________________________________________________________________

Shares     Dollars      Shares     Dollars      Shares      Dollars      Shares      Dollars      Shares       Dollars      Shares     Dollars
___________________________________________________________________________________________________________________________________________________

   558     $ 8,724       1,328    $ 19,084           -      $     -           -      $     -       5,754       $ 5,754       7,779     $ 7,779
     -           -           -           1(2)        -            -           -            -           -             -           -           -
     -           -           -           -           -            -           -            -           -             -           -           -
     -           -          10         144           -            -           -            -           3             3          28          28
   n/a           -         n/a           1         n/a            -         n/a            -         n/a             -         n/a           -
  (597)     (9,398)     (1,132)    (16,207)          -            -           -            -      (6,472)       (6,472)    (15,520)    (15,520)
___________________________________________________________________________________________________________________________________________________

   (39)       (674)        206       3,023           -            -           -            -        (715)         (715)     (7,713)     (7,713)
___________________________________________________________________________________________________________________________________________________

    14         226         225       2,964           -            -           -            -         434           434       2,125       2,125
     -           -           -           -(2)        -            -           -            -           -             -           -           -
     -           -           -           -           -            -           -            -           -             -           -           -
     -           -           -           -           -            -           -            -           -             -           1           1
   n/a           -         n/a           -         n/a            -         n/a            -         n/a             -         n/a           -
   (59)       (936)       (127)     (1,809)          -            -           -            -        (699)         (699)     (2,099)     (2,099)
___________________________________________________________________________________________________________________________________________________

   (45)       (710)         98       1,155           -            -           -            -        (265)         (265)         27          27
___________________________________________________________________________________________________________________________________________________

     -           -          20         237           -            -           -            -           -             -         795         795
     -           -           -           -(2)        -            -           -            -           -             -           -           -
     -           -           -           -           -            -           -            -           -             -           -           -
     -           -           -           -           -            -           -            -           -             -           1           1
   n/a           -         n/a           -         n/a            -         n/a            -         n/a             -         n/a           -
     -           -        (170)     (2,318)          -            -           -            -           -             -      (4,024)     (4,024)
___________________________________________________________________________________________________________________________________________________

     -           -        (150)     (2,081)          -            -           -            -           -             -      (3,228)     (3,228)
___________________________________________________________________________________________________________________________________________________

    42         640       2,540      35,725         113        1,219       1,758       18,398(1)  157,706       157,706      14,000      14,000
     -           -           -           -(2)        -            -           -            -           -             -           -           -
     -           -           -           -           -            -           -            -           -             -           -           -
     -           -           5          81         108        1,159         345        3,611          11            11           -           -
   n/a           -         n/a           -         n/a            -         n/a            -         n/a             -         n/a           -
  (604)     (9,390)       (949)    (14,515)       (838)      (8,991)       (948)      (9,972)    (52,819)      (52,819)          -           -
___________________________________________________________________________________________________________________________________________________

  (562)     (8,750)      1,596      21,291        (617)      (6,613)       1,155      12,037     104,898       104,898      14,000      14,000
___________________________________________________________________________________________________________________________________________________

                                                                129

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

                                                                                              Old Mutual
                                                                                        Dwight High Yield Fund
____________________________________________________________________________________________________________________________________

                                                                             4/1/10 to                          4/1/09 to
                                                                              9/30/10                            3/31/10
                                                                            (Unaudited)
____________________________________________________________________________________________________________________________________

                                                                      Shares           Dollars           Shares           Dollars
____________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                           -           $     -                -           $     -
   Shares Issued upon Reinvestment of Distributions                        -                 -                -                 -
   Redemption Fees                                                       n/a                 -              n/a                 -
   Shares Redeemed                                                         -                 -                -                 -
____________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                -                 -                -                 -
____________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                           -                 -                -                 -
   Shares Issued upon Reinvestment of Distributions                        -                 -                -                 -
   Redemption Fees                                                       n/a                 -              n/a                 -
   Shares Redeemed                                                         -                 -                -                 -
____________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                -                 -                -                 -
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                           -                 -                -                 -
   Shares Issued upon Reinvestment of Distributions                        -                 -                -                 -
   Redemption Fees                                                       n/a                 -              n/a                 -
   Shares Redeemed                                                         -                 -                -                 -
____________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                -                 -                -                 -
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                          81               850              783              7,304
   Shares Issued upon Reinvestment of Distributions                       44               470              181              1,808
   Redemption Fees                                                       n/a                 -              n/a                  -
   Shares Redeemed                                                      (175)           (1,858)          (1,234)           (12,301)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                  (50)             (538)            (270)            (3,189)
____________________________________________________________________________________________________________________________________

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                130

                        Old Mutual                                                           Old Mutual
                   Dwight Intermediate                                                    Dwight Short Term
                    Fixed Income Fund                                                     Fixed Income Fund
____________________________________________________________________________________________________________________________________

       4/1/10 to                          4/1/09 to                          4/1/10 to                          4/1/09 to
        9/30/10                            3/31/10                            9/30/10                            3/31/10
      (Unaudited)                                                           (Unaudited)
____________________________________________________________________________________________________________________________________

Shares           Dollars           Shares           Dollars           Shares           Dollars           Shares           Dollars
____________________________________________________________________________________________________________________________________

   174          $  1,801              888          $  8,931              544          $  5,486            2,035          $ 20,198
    15               157               45               461              133             1,338              360             3,590
   n/a                 -              n/a                 -              n/a                 1              n/a                 -
  (284)           (2,939)            (555)           (5,639)          (1,637)          (16,490)          (2,405)          (23,960)
____________________________________________________________________________________________________________________________________

   (95)             (981)             378             3,753             (960)           (9,665)             (10)             (172)
____________________________________________________________________________________________________________________________________

   613             6,361            5,629            56,435              199             2,006            5,364            53,081
    23               242               95               962               11               106               55               548
   n/a                 -              n/a                 6              n/a                 -              n/a                 -
(1,475)          (15,220)          (4,201)          (42,654)          (1,730)          (17,436)          (4,148)          (41,435)
____________________________________________________________________________________________________________________________________

  (839)           (8,617)           1,523            14,749           (1,520)          (15,324)           1,271            12,194
____________________________________________________________________________________________________________________________________

   161             1,668            1,688            16,774               84               844            1,184            11,740
     5                55               24               246                2                25                9                89
   n/a                 -              n/a                 -              n/a                 -              n/a                 -
  (677)           (6,994)          (1,196)          (12,160)            (525)           (5,286)            (652)           (6,518)
____________________________________________________________________________________________________________________________________

  (511)           (5,271)             516             4,860             (439)           (4,417)             541             5,311
____________________________________________________________________________________________________________________________________

    63               657            1,238            12,590              352             3,552            2,147            21,414
    27               278               80               809               18               185               20               202
   n/a                 -              n/a                 -              n/a                 -              n/a                 -
  (612)           (6,365)          (1,549)          (15,386)            (299)           (3,017)            (500)           (5,015)
____________________________________________________________________________________________________________________________________

  (522)           (5,430)            (231)           (1,987)              71               720            1,667             16,601
____________________________________________________________________________________________________________________________________

                                                                131

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

6. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains.
Accordingly, no provision has been made for federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the
"more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the
Statement of Operations.

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2007-2010 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of
March 31, 2010, primarily attributable to certain losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, returns of capital, utilization of net operating losses, fund reorganizations, capital loss carryforwards that expire in the current year due to Internal Revenue Code limitations, REIT reclasses between net investment income and long-term capital, and dividends on short sales. These permanent differences were reclassified to/from the following accounts:

                                                                   Increase/        Increase/(Decrease)       Increase/(Decrease)
                                                                   (Decrease)         Undistributed               Accumulated
                                                                    Paid-in           Net Investment             Net Realized
                                                                    Capital              Income                      Gain
                                                                     (000)                (000)                      (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                     $       (1)            $    1                  $         -
Focused Fund                                                       1,207,247                290                   (1,207,537)
Heitman REIT Fund*                                                         1               (278)                         277
Large Cap Growth Fund                                                (10,890)               118                       10,772
Strategic Small Company Fund                                        (218,048)             1,134                      216,914
TS&W Mid-Cap Value Fund                                                  371               (227)                        (144)
TS&W Small Cap Value Fund                                            (1,314)                 34                        1,280
Barrow Hanley Core Bond Fund                                              -                  12                          (12)
Cash Reserves Fund                                                       (3)                  -                            3
Dwight High Yield Fund                                                    -                 (11)                          11
Dwight Intermediate Fixed Income Fund                                     -                  97                          (97)
Dwight Short Term Fixed Income Fund                                      (3)                 15                          (12)
____________________________________________________________________________________________________________________________________

These reclassifications had no effect on net assets or net asset value per share.

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2009 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                132

The tax character of dividends and distributions declared during the years ended March 31, 2010 and 2009 were as follows:

                                                                 Ordinary            Long-Term           Return of
                                                                  Income           Capital Gain           Capital            Total
Fund                                                              (000)               (000)                (000)             (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund
   2010                                                           $1,518             $    -                $ -              $ 1,518
   2009                                                              741                  -                  -                  741
Barrow Hanley Value Fund
   2010                                                            3,086                  -                  -                3,086
   2009                                                            3,081                  -                  -                3,081
Focused Fund
   2010                                                              849                  -                  -                  849
   2009                                                            1,038                284                  -                1,322
Heitman REIT Fund*
   2010                                                            1,197                  -                  -                1,197
   2009                                                            1,586                  -                 47                1,633
Large Cap Growth Fund
   2010                                                              679                  -                118                  797
Strategic Small Company Fund
   2010                                                              265                  -                  -                  265
TS&W Mid-Cap Value Fund
   2010                                                            1,314                  -                  -                1,314
   2009                                                              297                  -                  -                  297
TS&W Small Cap Value Fund
   2010                                                              207                  -                 28                  235
   2009                                                               46              4,325                  -                4,371
Barrow Hanley Core Bond Fund
   2010                                                            3,383                230                  -                3,613
   2009                                                            3,042                203                  -                3,245
Cash Reserves Fund
   2010                                                               31                  -                  -                   31
   2009                                                              549                  -                  -                  549
Dwight High Yield Fund
   2010                                                            1,810                  -                  -                1,810
   2009                                                            1,121                  -                 13                1,134
Dwight Intermediate Fixed Income Fund
   2010                                                            4,678                  -                  -                4,678
   2009                                                            3,994                508                  -                4,502
Dwight Short Term Fixed Income Fund
   2010                                                            5,185                  -                  -                5,185
   2009                                                            5,791                  -                  -                5,791
____________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31 tax reporting year.

The Large Cap Growth Fund and Strategic Small Company Fund did not declare dividends or distributions during the year ended March
31, 2009.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                133

NOTES TO FINANCIAL STATEMENTS - continued
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

As of March 31, 2010, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                  Undistributed  Undistributed                  Post-      Unrealized      Other
                                    Ordinary       Long-Term    Capital Loss   October    Appreciation    Temporary
                                     Income      Capital Gains  Carryforwards   Losses   (Depreciation)  Differences      Total
                                     (000)           (000)          (000)       (000)         (000)         (000)         (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund      $   581        $     -       $   (75,790)   $     -       $11,621        $   -     $   (63,588)
Barrow Hanley Value Fund               595              -           (19,233)    (3,861)       16,398            -          (6,101)
Focused Fund                        14,832**       22,255**      (1,244,165)         -        57,585            -      (1,149,493)
Heitman REIT Fund*                      19              -           (25,125)       (18)       13,509            -         (11,615)
Large Cap Growth Fund                    -              -          (338,191)         -        38,247            -        (299,944)
Strategic Small Company Fund           187              -           (61,219)         -        20,207            -         (40,825)
TS&W Mid-Cap Value Fund                110              -           (55,792)         -        30,254            -         (25,428)
TS&W Small Cap Value Fund                -              -           (15,841)      (190)       27,085            -          11,054
Barrow Hanley Core Bond Fund             1              -              (261)         -         2,386            -           2,126
Cash Reserves Fund                       -              -                 -          -             -            -               -
Dwight High Yield Fund                 784              -                 -       (285)           41            -             540
Dwight Intermediate
   Fixed Income Fund                 1,290            278                 -          -         2,258         (116)          3,710
Dwight Short Term
   Fixed Income Fund                    50              -            (1,798)         -         1,121          (55)           (682)
____________________________________________________________________________________________________________________________________

*  Information reflects fund activity for tax purposes based on the Fund's December 31, 2009 tax reporting year.

** The Internal Revenue Code of 1986, as amended, (the "Code") limits the ability of the Focused Fund to utilize, in the year of the reorganization, capital losses carried over from the Growth Fund and the Technology and Communications Fund. The
   undistributed ordinary income and undistributed long-term capital gain amounts as of March 31, 2010 include remaining long-term and short-term capital gains of approximately $36,000 (000) after application of this limitation. To the extent not utilized in the year ended March 31, 2010, the capital loss carryovers are preserved (subject to applicable limitations) to be utilized against future capital gains.

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through March 31, 2010 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of March 31, 2010, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

Fund                                       2011       2012       2013    2014     2015     2016      2017      2018       Total
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund            $ 10,565   $      -   $      -   $-     $    -   $ 4,226   $19,658   $41,341   $   75,790
Barrow Hanley Value Fund                        -          -          -    -          -         -     2,586    16,647       19,233
Focused Fund                                    -    839,479    312,740    -          -    24,381    67,565         -    1,244,165
Heitman REIT Fund*                              -          -          -    -          -     8,564    16,561         -       25,125
Large Cap Growth Fund                     180,999    105,397          -    -          -    17,297    20,002    14,496      338,191
Strategic Small Company Fund                    -          -          -    -          -    51,812     4,523     4,884       61,219
TS&W Mid-Cap Value Fund                         -          -          -    -          -    37,701     3,998    14,093       55,792
TS&W Small Cap Value Fund                       -          -          -    -          -     7,317     4,741     3,783       15,841
Barrow Hanley Core Bond Fund                    -          -          -    -          -         -         -       261          261
Cash Reserves Fund                              -          -          -    -          -         -         -         -            -
Dwight Short Term Fixed Income Fund             -          -          -    -      1,222         -         -       576        1,798
____________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2009 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                134

During the year ended March 31, 2010, the following capital loss carryforwards were utilized to offset realized capital gains and/or expired (000):

Fund                                                                       Amounts
___________________________________________________________________________________

Focused Fund                                                               $501,086
Large Cap Growth Fund                                                       215,777
Strategic Small Company Fund                                                120,747
TS&W Small Cap Value Fund                                                     1,302
Cash Reserves Fund                                                                3
Dwight High Yield Fund                                                          502
___________________________________________________________________________________

Of the capital loss carryforwards attributable to the Focused Fund, Large Cap Growth Fund, Strategic Small Company Fund, TS&W
Mid-Cap Value Fund and TS&W Small Cap Value Fund, the following amounts may be limited as a result of reorganizations completed after the close of business on March 27, 2009 and December 4, 2009 and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may be further limited for up to five years from the date of the reorganization (000):

                                                                                                   Amounts              Amounts
                                                                                               limited annually     limited annually
                                                                        Total Capital Loss          due to               due to
                                                                           Carryforwards           12/04/09             03/27/09
                                                                            at 03/31/10         reorganization       reorganization
____________________________________________________________________________________________________________________________________

Focused Fund                                                                 $1,244,165            $25,893              $     -
Large Cap Growth Fund                                                           338,191                  -               20,932
Strategic Small Company Fund                                                     61,219                  -                9,407
TS&W Mid-Cap Value Fund                                                          55,792                  -               13,936
TS&W Small Cap Value Fund                                                        15,841                  -                7,317
____________________________________________________________________________________________________________________________________

The federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written options contracts, held by each Fund excluding the Cash Reserves Fund, at September 30, 2010, were as follows:

                                                                                                                          Net
                                                                                                                       Unrealized
                                                                    Federal Tax      Unrealized       Unrealized      Appreciation/
                                                                       Cost         Appreciation     Depreciation     (Depreciation)
Fund                                                                   (000)           (000)            (000)             (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                        $ 55,092         $ 4,607         $ (1,502)          $ 3,105
Barrow Hanley Value Fund                                              121,473          20,173          (11,058)            9,115
Focused Fund                                                          550,302          46,022          (20,206)           25,816
Heitman REIT Fund                                                      45,425          15,596             (361)           15,235
Large Cap Growth Fund                                                 161,522          41,030           (2,865)           38,165
Strategic Small Company Fund                                           84,720          15,720           (1,545)           14,175
TS&W Mid-Cap Value Fund                                               243,019          36,092           (7,767)           28,325
TS&W Small Cap Value Fund                                              88,313          18,602           (4,682)           13,920
Barrow Hanley Core Bond Fund                                           48,778           3,484              (50)            3,434
Dwight High Yield Fund                                                  9,389             596             (724)             (128)
Dwight Intermediate Fixed Income Fund                                  93,647           2,771             (136)            2,635
Dwight Short Term Fixed Income Fund                                   184,115           3,231           (1,546)            1,685
____________________________________________________________________________________________________________________________________

7. CONCENTRATIONS/RISKS
____________________________________________________________________________________________________________________________________

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed by Dwight to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain Funds invest a high percentage of their assets in specific sectors of the market, including technology and real estate. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT Fund is concentrated, which means it may invest 25% or more of it's net assets in specific industries.

                                                                135

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF SEPTEMBER 30, 2010 (UNAUDITED)

There are risks associated with selling short, including the risk that a Fund engaged in short sales may have to cover its short positions at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Dwight High Yield Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

Certain funds may invest in mortgage related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each
Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

8. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Board of Trustees of each of the Trust and Old Mutual Funds I (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (for the purposes of this Note 8, the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended
September 30, 2010.

9. LITIGATION
____________________________________________________________________________________________________________________________________

PBHG Funds (now known as Old Mutual Funds II) and PBHG Fund Distributors (now known as Old Mutual Investment Partners) have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the
"Civil Litigation"). The Civil Litigation consolidates and coordinates a number of individual class action suits and derivative suits based on similar claims, which were previously filed against PBHG Funds and PBHG Fund Distributors in other jurisdictions, and were transferred to the U.S. District Court for the District of Maryland (the "Maryland District Court"). Consolidated
complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i)
violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of PBHG Fund Distributors as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of PBHG Funds' 12b-1 Plan.

A proposed settlement of the Class Action and Derivative Suits has been filed with the Maryland District Court. A description of the settlement can be found at http://www.mutualfundsettlements.com/pb/PGM_Notice%207.1.10.pdf.

Old Mutual Capital does not believe that the outcome of the Civil Litigation will materially affect the Funds or its ability to carry out its duty as investment adviser to the Funds.

                                                                136

10. EXPENSES BORNE BY ADVISER
____________________________________________________________________________________________________________________________________

Legal, printing and/or compliance audit expenses relating to the Civil Litigation described in Note 9 and certain regulatory examinations in connection with the market timing allegations were incurred, and the Adviser and/or the former adviser paid these expenses on behalf of the Trust. Had the Adviser and/or the former adviser not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2010, 2009, 2008, 2007 and
2006.

11. NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In January 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value
Measurements." ASU 2010-06 requires the Funds to include disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. Effective for interim and annual reporting periods beginning after December 15, 2010, the Funds will be required to include disclosures on purchases, sales, issuances, and settlements in the reconciliation of activity in Level 3 fair value measurements. At this time, the Adviser is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

12. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements and has determined that there are no other material events that would require disclosure in the Funds' financial statements.

                                                                137

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling 888-772-2888 toll-free; (ii) on the Trust's website at oldmutualfunds.com; and (iii)
on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2010 is available (i) without charge, upon request, by calling 888-772-2888 toll free; (ii) on the Trust's website at oldmutualfunds.com;
and (iii) on the SEC's website at http://www.sec.gov.

Old Mutual Funds II Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free. A list of each Fund's full portfolio holdings for the prior calendar quarter is also available on the
Trust's website at oldmutualfunds.com fifteen days after the end of that calendar quarter.

                                                                138

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - September 30, 2010

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2010.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, administration, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           Annualized       Expenses                                                                     Annualized       Expenses
                               Beginning     Ending         Expense           Paid                                           Beginning     Ending         Expense           Paid
                                Account      Account     Ratio for the       During                                           Account      Account     Ratio for the       During
                                 Value        Value        Six Month        Six Month                                          Value        Value        Six Month        Six Month
                               4/1/2010     9/30/2010        Period          Period*                                         4/1/2010     9/30/2010        Period          Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class A                                             Old Mutual Focused Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return          $1,000.00    $  940.00         1.47%            $7.15             Actual Fund Return         $1,000.00     $  954.50         1.20%            $5.88
   Hypothetical 5% Return       1,000.00     1,017.70         1.47              7.44             Hypothetical 5% Return      1,000.00      1,019.05         1.20              6.07
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class Z                                             Old Mutual Focused Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00       942.40         1.21              5.89             Actual Fund Return          1,000.00        955.70         0.95              4.66
   Hypothetical 5% Return       1,000.00     1,019.00         1.21              6.12             Hypothetical 5% Return      1,000.00      1,020.31         0.95              4.81
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Institutional Class                                 Old Mutual Focused Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00       944.30         1.02              4.97             Actual Fund Return          1,000.00        956.30         0.80              3.92
   Hypothetical 5% Return       1,000.00     1,019.95         1.02              5.16             Hypothetical 5% Return      1,000.00      1,021.06         0.80              4.05
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class A                                                 Old Mutual Heitman REIT Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00       943.40         1.20              5.85             Actual Fund Return          1,000.00      1,074.30         1.50              7.80
   Hypothetical 5% Return       1,000.00     1,019.05         1.20              6.07             Hypothetical 5% Return      1,000.00      1,017.55         1.50              7.59
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class Z                                                 Old Mutual Heitman REIT Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00       945.10         0.95              4.63             Actual Fund Return          1,000.00      1,075.40         1.23              6.40
   Hypothetical 5% Return       1,000.00     1,020.31         0.95              4.81             Hypothetical 5% Return      1,000.00      1,018.90         1.23              6.23
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Institutional Class                                     Old Mutual Heitman REIT Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00       945.50         0.85              4.15             Actual Fund Return          1,000.00      1,077.30         0.95              4.95
   Hypothetical 5% Return       1,000.00     1,020.81         0.85              4.31             Hypothetical 5% Return      1,000.00      1,020.31         0.95              4.81
_________________________________________________________________________________________     _________________________________________________________________________________________

                                                                139

FUND EXPENSES EXAMPLE (Unaudited) - concluded

                                                           Annualized       Expenses                                                                     Annualized       Expenses
                               Beginning     Ending         Expense           Paid                                           Beginning     Ending         Expense           Paid
                                Account      Account     Ratio for the       During                                           Account      Account     Ratio for the       During
                                 Value        Value        Six Month        Six Month                                          Value        Value        Six Month        Six Month
                               4/1/2010     9/30/2010        Period          Period*                                         4/1/2010     9/30/2010        Period          Period*
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class A                                                    Old Mutual Cash Reserves Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return          $1,000.00    $1,012.50         1.25%            $6.31             Actual Fund Return          $1,000.00    $1,000.00         0.31%            $1.55
   Hypothetical 5% Return       1,000.00     1,018.80         1.25              6.33             Hypothetical 5% Return       1,000.00     1,023.51         0.31              1.57
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class Z                                                    Old Mutual Cash Reserves Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00     1,014.20         1.00              5.05             Actual Fund Return           1,000.00     1,000.10         0.29              1.45
   Hypothetical 5% Return       1,000.00     1,020.05         1.00              5.06             Hypothetical 5% Return       1,000.00     1,023.61         0.29              1.47
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Institutional Class                                        Old Mutual Cash Reserves Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00     1,014.10         0.90              4.54             Actual Fund Return           1,000.00     1,000.50         0.20              1.00
   Hypothetical 5% Return       1,000.00     1,020.56         0.90              4.56             Hypothetical 5% Return       1,000.00     1,024.07         0.20              1.01
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Strategic Small Company Fund - Class A                                             Old Mutual Dwight High Yield Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00       989.20         1.55              7.73             Actual Fund Return           1,000.00     1,060.30         0.80              4.13
   Hypothetical 5% Return       1,000.00     1,017.30         1.55              7.84             Hypothetical 5% Return       1,000.00     1,021.06         0.80              4.05
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Strategic Small Company Fund - Class Z                                             Old Mutual Dwight Intermediate Fixed Income Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00       990.50         1.30              6.49             Actual Fund Return           1,000.00     1,043.70         0.83              4.25
   Hypothetical 5% Return       1,000.00     1,018.55         1.30              6.58             Hypothetical 5% Return       1,000.00     1,020.91         0.83              4.20
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Strategic Small Company Fund - Institutional Class                                 Old Mutual Dwight Intermediate Fixed Income Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00       990.50         1.05              5.24             Actual Fund Return           1,000.00     1,038.70         1.58              8.07
   Hypothetical 5% Return       1,000.00     1,019.80         1.05              5.32             Hypothetical 5% Return       1,000.00     1,017.15         1.58              7.99
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Class A                                                  Old Mutual Dwight Intermediate Fixed Income Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00     1,014.00         1.40              7.07             Actual Fund Return           1,000.00     1,043.90         0.58              2.97
   Hypothetical 5% Return       1,000.00     1,018.05         1.40              7.08             Hypothetical 5% Return       1,000.00     1,022.16         0.58              2.94
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Class Z                                                  Old Mutual Dwight Intermediate Fixed Income Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00     1,016.40         1.12              5.66             Actual Fund Return           1,000.00     1,044.40         0.50              2.56
   Hypothetical 5% Return       1,000.00     1,019.45         1.12              5.67             Hypothetical 5% Return       1,000.00     1,022.56         0.50              2.54
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Institutional Class                                      Old Mutual Dwight Short Term Fixed Income Fund - Class A
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00     1,016.40         1.00              5.05             Actual Fund Return           1,000.00     1,016.10         0.95              4.80
   Hypothetical 5% Return       1,000.00     1,020.05         1.00              5.06             Hypothetical 5% Return       1,000.00     1,020.31         0.95              4.81
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Class A                                                Old Mutual Dwight Short Term Fixed Income Fund - Class C
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00       949.50         1.50              7.33             Actual Fund Return           1,000.00     1,014.60         1.45              7.32
   Hypothetical 5% Return       1,000.00     1,017.55         1.50              7.59             Hypothetical 5% Return       1,000.00     1,017.80         1.45              7.33
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Class Z                                                Old Mutual Dwight Short Term Fixed Income Fund - Class Z
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00       951.20         1.25              6.11             Actual Fund Return           1,000.00     1,017.40         0.70              3.54
   Hypothetical 5% Return       1,000.00     1,018.80         1.25              6.33             Hypothetical 5% Return       1,000.00     1,021.56         0.70              3.55
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Institutional Class                                    Old Mutual Dwight Short Term Fixed Income Fund - Institutional Class
_________________________________________________________________________________________     _________________________________________________________________________________________

   Actual Fund Return           1,000.00       951.40         1.10              5.38             Actual Fund Return           1,000.00     1,019.20         0.55              2.78
   Hypothetical 5% Return       1,000.00     1,019.55         1.10              5.57             Hypothetical 5% Return       1,000.00     1,022.31         0.55              2.79
_________________________________________________________________________________________     _________________________________________________________________________________________

Old Mutual Barrow Hanley Core Bond Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return           1,000.00     1,055.60         0.70              3.61
   Hypothetical 5% Return       1,000.00     1,021.56         0.70              3.55
_________________________________________________________________________________________

* Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

                                                                140

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On May 18, 2010, the Board of Trustees (the "Board") of Old Mutual Funds II (the "Trust"), including those Trustees who are not
"interested persons" of the Trust, approved the management agreement (the "Management Agreement"), between the Trust, on behalf of the Old Mutual US Government Money Market Fund ("Government Fund") and the Old Mutual US Treasury Money Market Fund ("Treasury
Fund") (each a "Fund" and together, the "Funds"), and Old Mutual Capital, Inc. ("OMCAP"), to continue through June 1, 2012, and the investment sub-advisory agreement (the "Sub-Advisory Agreement") among the Trust, on behalf of the Funds, OMCAP, and Dwight Asset
Management Company LLC ("Dwight"), to continue through May 31, 2012.

Board Considerations

This section describes the factors considered by the Board in approving the renewal of the Management Agreement and Sub-Advisory
Agreement (collectively, the "Agreements").

In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the OMCAP and
Dwight, which it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by independent legal counsel with respect to its deliberations. The Board received reports prepared by Lipper, Inc.
("Lipper"), an independent mutual fund statistical service, on comparative mutual fund advisory fees and expense levels for the
Funds (the "Peer Report").

In considering the Agreements, the Board reviewed numerous factors, including the following:

     o the nature of the services to be provided under the Advisory Agreement;

     o the fees payable for the services;

     o management fee levels compared to other similar investment accounts managed by OMCAP and Dwight;

     o the total expenses of each Fund compared to those of its respective peer group

     o the commitment of OMCAP to cap certain expenses through the contractual deferral of management fees and/or reimbursement of expenses, and the fact that OMCAP may seek payment of such deferred fees or reimbursement of such absorbed expenses within three fiscal years after the fiscal year in which fees were deferred or expenses were absorbed, subject to the original contractual expense limitation in effect at the time;

     o the Peer Report, which included comparisons of contractual management fees at common asset levels, effective management fees at median levels, and actual total expenses;

     o the anticipated profitability of OMCAP and Dwight with respect to their relationship with each of the Funds;

     o fall-out benefits received by OMCAP and Dwight, including sources of revenue to OMCAP and its affiliates;

     o soft dollar benefits which may enhance the ability of Dwight to obtain research and brokerage services through soft dollar trades which, in turn, may inure to the benefit of their other clients;

     o the capabilities of OMCAP and Dwight, including personnel resources;

     o the financial condition of OMCAP and Dwight, including financial statements and profitability analyses provided by each;

     o fees charged by OMCAP to funds, other than those of the Trust, which are managed by OMCAP;

     o current economic and industry trends; and

     o the overall balance of shareholder benefits versus benefits to OMCAP and Dwight.

Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by
OMCAP under its single, unified Management Agreement. The Board further considered the recent restructuring of OMCAP and outsourcing of certain administrative functions to a third-party service provider. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

The Board considered the portfolio management services to be provided by OMCAP and Dwight under the Agreements. The Board received a presentation by Dwight on its qualifications to manage the Funds, which included a discussion of the experience of the Dwight portfolio managers in managing accounts with investment objectives, strategies, and regulatory structures (specifically Rule
2a-7-eligible money market funds) similar to the investment objectives, strategies and regulatory structures of the Fund. The Board received representations from Dwight and its parent company, Old Mutual Asset Management, that they were cognizant of the risks of managing stable net asset value funds such as the Funds, and considered the steps that Dwight indicated it would take to mitigate those risks. The Board also received written materials from Dwight regarding its qualifications to perform the portfolio management services provided under the Sub-Advisory Agreement. Based on the presentation and the written materials provided by Dwight, the
Board believed Dwight to be capable and qualified to perform the services provided under the Sub-Advisory Agreement.

                                                                 141

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited) - concluded

Management and Sub-Advisory Fees - With respect to management and sub-advisory fees, the Board noted that the Funds will each pay
OMCAP 0.18% (the "Management Fee"), and OMCAP will pay Dwight 0.09% (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by OMCAP in respect of the Fund) from the Management Fee. The Board considered that based on the Lipper expense group comparison, the Treasury Fund would rank in the 14th percentile for contractual management fees and the Government Fund would rank in the 43rd percentile for contractual management fees.

Expenses and Expense Limits - The Board considered that based on the Lipper expense group comparison, the Treasury Fund would rank in the 1st percentile for actual total expenses, and the Government Fund would rank in the and the 29th percentile for actual total expenses. The Board also considered that OMCAP contractually agreed to waive its Management Fee or reimburse Fund expenses to limit the total annual operating expenses through December 31, 2011 for each of the Fund's Institutional Class share classes (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses), as follows:

                                                               Class Expense Limit     Fund Expense Limit     Total Expense Limit
____________________________________________________________________________________________________________________________________

Old Mutual US Government Money Market Fund                             0.00%                  0.20%                  0.20%
Old Mutual US Treasury Money Market Fund                               0.00%                  0.20%                  0.20%
____________________________________________________________________________________________________________________________________

The Board also considered that Dwight contractually agreed to share 50% of any such waivers and reimbursements.

Minimum Yield - The Board considered that OMCAP voluntarily agreed to reimburse expenses to the extent necessary for each Fund's
Institutional Class shares to maintain at least a 0.0% yield. The Board acknowledged that OMCAP's agreement was voluntary and may be modified or discontinued by OMCAP at any time.

Stable Net Asset Value - The Board noted that OMCAP did not commit to provide long-term guarantees or unlimited resources to maintain the Funds' net asset value at $1.00 per share.

Profitability/Costs - The Board reviewed the projected profitability of OMCAP and Dwight in connection with providing services to the Funds. In connection with this review, the Board reviewed OMCAP and Dwight's projected costs in providing services to the Fund and the basis for allocating those costs.

Benefits derived by OMCAP and Dwight from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP and
Dwight, including OMCAP's and Dwight's increased visibility in the investment community. The Board weighed the benefits to affiliates of OMCAP and Dwight, including the Trust's distributor, Old Mutual Investment Partners, and their common parent, Old
Mutual (US) Holdings Inc.

Board Conclusions - The Board concluded that the Agreements should be approved in view of the level of services that OMCAP and
Dwight represented they would provide to the Funds, the agreement to limit the Funds' expenses through at least December 31, 2011, and the voluntary agreement to support a 0.0% yield for each of the Fund's Institutional Class shares.

                                                                 142

SHAREHOLDER PROXY RESULTS (UNAUDITED)

At a meeting of shareholders of the Trust held on April 19, 2010, shareholders elected John R. Bartholdson, Robert M. Hamje,
Jarrett B. Kling, L. Kent Moore and Thomas M. Turpin to the Board. Thomas M. Turpin has since resigned his position on the Board.

The voting results were as follows:

                                                                  # Votes For     # Votes Against        # of         # of Broker
Name                                                               Proposal          Proposal         Abstentions      Non-Votes
____________________________________________________________________________________________________________________________________

John R. Bartholdson                                               119,947,929            -              5,468,741         n/a
Robert M. Hamje                                                   120,033,835            -              5,382,836         n/a
Jarrett B. Kling                                                  119,838,632            -              5,577,039         n/a
L. Kent Moore                                                     120,117,525            -              5,229,146         n/a
Thomas M. Turpin                                                   88,735,663            -             36,681,007         n/a
____________________________________________________________________________________________________________________________________

                                                                 143

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds II, please contact us at:

     | By Telephone:
     |
     | 888.772.2888
     |
     | By Mail:
     |
     | Old Mutual Funds II
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     |
     | oldmutualfunds.com

This semi-annual report is intended for the information of Old Mutual
Funds II shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual
Funds II, by visiting oldmutualfunds.com or by calling 888.772.2888.
Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-10-078 11/2010

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after Old Mutual Funds II (the “registrant”) last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended September 30, 2009, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Not applicable to semiannual reports.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS II

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	November 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	November 19, 2010

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	November 19, 2010